Exhibit 10.16

CONFIDENTIAL TREATMENT

[***] Indicates that text has been omitted, which is the subject of a confidential treatment request. This text has been separately filed with the SEC.

EXECUTION VERSION

NBC TRUST NO. 1996A,

Landlord

and

NBC UNIVERSAL, INC.,

Tenant

SECOND AMENDED AND RESTATED NBC LEASE AGREEMENT

Dated as of January 27, 2011

Certain space at 30 Rockefeller Plaza

Certain space at 1250 Avenue of the Americas

Certain space at Studio-RCA West Building

New York, New York

i

TABLE OF CONTENTS (continued)

EXHIBITS AND SCHEDULES

Schedule 1 – BASE RENT

Schedule 2 – LANDLORD’S WIRING INSTRUCTIONS

Schedule 3 – NBC SYSTEMS

Schedule 4 – ROOFTOP INSTALLATIONS

Schedule 5 – TENANT ELEVATORS

Schedule 6 – APPROVED CONTRACTORS

Exhibit A – UNIT OWNERS AGREEMENT

Exhibit B – FLOOR PLAN(S) OF PREMISES

Exhibit C – THE LAND

Exhibit D – EXCLUSIVE CONNECTIVITY AND INFRASTRUCTURE LOCATIONS

Exhibit E – FORM OF CONDOMINIUM BOARD SNDA

Exhibit F – FORM OF SUPERIOR LANDLORD SNDA

Exhibit G – FORM OF MORTGAGEE SNDA

Exhibit H – FORM OF SUBTENANT SNDA

Exhibit I – HAZARDOUS MATERIALS

Exhibit J – ULTRAHAZARDOUS MATERIALS

Exhibit K – MUPPET CLOSET

Exhibit L – SECURE AREAS

Exhibit M – MEMORANDUM OF SUBLEASE

EXHIBITS AND SCHEDULES

ADA	2
Additional Rent	13
Appraiser	79
Approved Contractors	36
Arbitrators	79
Base Rent	11
Board	23
Building	10
Buildings	10
Business Day	2
Commencement Date	11
Competitor	27
Condominium	2
Condominium Documents	2
Condominium Parties	3
Date of Taking	60
DCR	3
Declaration	3
Deficiency	66
Dispute Notice	79
East Building	3
East Building Space	3, 10
Emergency	3
Event of Default	64
Exclusive Connectivity and Infrastructure Locations	3
Exercise Notice	77
Existing Lease	1
Expiration Date	11
Fair Market Rent	3
Fire Stairs	52
First Renewal Option	77
First Renewal Term	78
GAAP	4
GE	4
GECC	4
Hazardous Substance	4
HVAC	50
IDA	4
Indemnitee	57
Indemnitor	57
Initial Term	11
Institutional Lender	4
Insured Parties	39
Land	10
Landlord	1, 5

INDEX OF DEFINED TERMS (continued)

Page
Landlord Access Provisions	5
Landlord Affiliate	5
Landlord and Tenant Arbitrators	79
Landlord Demised Units	5
Landlord Owners	25
Landlord Units	5
Landlord’s Fair Market Rent Notice	79
Lease	1
Lease Year	5
Leasehold Mortgage	6
Legal Requirements	6
LPC	46
Master Agreement	1
Material Change	6
Notice	69
Notices	69
Offered Units	80
Original Lease	1
Overlease	1
Parties	56
Permitted Tenant Parties	6
PILOT Agreement	7
PILOT Payments	18
Premises	10
Production Critical Operations	45
Production Transfer	26
Profits	34
Property	10
RCP	1
RCPI	7
REA	7
Recapture Lease Termination Notice	29
Recapture Notice Date	29
Recapture Procedure	29
Recapture Space	29
Recapture Termination	28
Recapture Transfer	29
Renewal Option	77
Renewal Premises	78
Renewal Term	78
Rent	7
ROFO Notice	80
ROFO Offer	80
ROFO Purchase Date	82

v

INDEX OF DEFINED TERMS (continued)

Page
ROFO Purchase Price	80
Second Renewal Option	78
Second Renewal Term	78
Secure Areas	53
Specialty Alterations	48
Studio Building	7
Studio Building Space	7,10
Subtenant SNDA	33
Superior Lease	7
Superior Lessor	8
Superior Mortgage	8
Superior Mortgagee	8
Tax Expenses	17
Taxes	12
Tenant	6
Tenant Affiliate	7,8
Tenant Areas	8
Tenant Competitor	8
Tenant Elevators	25
Tenant Proposed Transfer Date	29
Tenant Proposed Transfer Terms	29
Tenant’s Property	47
Tenant’s Share	9
Term	11
Third Party Arbitrator	79
Third Party Contract	81
Third Party Price	81
Transaction Expenses	34
Transfer Notice	29
Ultrahazardous Materials	37
Unit Owners Agreement	9
Units	9
West Building	9
West Building Space	9,10

This SECOND AMENDED AND RESTATED NBC LEASE AGREEMENT, dated as of January 27, 2011 (the “Commencement Date”) (together with all Exhibits and Schedules attached hereto and made a part hereof, and as may be amended, modified, extended or otherwise modified from time to time, this “Lease”), between NBC TRUST NO. 1966A, a Delaware statutory business trust, c/o General Electric Capital Corporation, 901 Main Avenue, Norwalk, Connecticut 06851 (together with its successors and assigns, “Landlord”) and NBC UNIVERSAL, INC. (f/k/a National Broadcasting Company, Inc.), a Delaware corporation, having an office at 30 Rockefeller Plaza, New York, New York 10112 (together with its successors and permitted assigns, “Tenant”).

W I T N E S S E T H :

WHEREAS, pursuant to that certain Overlease Agreement, dated as of December 1, 1988, between the IDA (as defined herein), as landlord, and Rockefeller Center Properties (“RCP”), as tenant, the IDA leased, inter alia, substantially all of the Premises (as defined herein) to RCP (as amended, supplemented, extended or otherwise modified from time to time, the “Overlease”);

WHEREAS, pursuant to that certain Assignment and Assumption of Lease, dated as of July 17, 1996, RCP assigned all of its interest as tenant under the Overlease to Landlord, and Landlord became the tenant under the Overlease;

WHEREAS, pursuant to that certain Deed dated as of July 17, 1996, and recorded on July 22, 1996 in Reel 2347, page 678 made by RCP Associates, Landlord acquired the entire reversionary interest in the Landlord Demised Units (as defined herein) (the “Reversionary Interest”);

WHEREAS, pursuant to that certain NBC Lease, dated as of July 17, 1996, between Landlord, as landlord, and Tenant, as tenant, Landlord subleased, inter alia, substantially all of the Premises to Tenant (as amended, supplemented, extended or otherwise modified from time to time, the “Original Lease”);

WHEREAS, the Original Lease was amended and restated in its entirety pursuant to that certain Amended and Restated NBC Lease Agreement, dated as of October 21, 1996, between Landlord, as landlord and Tenant, as tenant (as amended, supplemented, extended or otherwise modified from time to time, the “Existing Lease”);

WHEREAS, pursuant to that certain Amended and Restated Lease Agreement (30 Rockefeller-NBC-IDA), dated as of May 1, 2004, between Tenant, as landlord, and the IDA, as tenant, Tenant sub-subleased, inter alia, substantially all of the Premises to the IDA (as amended, supplemented, extended or otherwise modified from time to time, the “NBC-IDA Lease”);

WHEREAS, pursuant to that certain Second Amended and Restated Facilities Lease Agreement, dated as of May 1, 2004, between the IDA, as landlord, and Tenant, as tenant, the IDA sub-sub-subleased, inter alia, substantially all of the Premises to Tenant (as amended, supplemented, extended or otherwise modified from time to time, the “Facilities Lease”);

WHEREAS, Landlord and Tenant desire to amend and restate the Existing Lease in its entirety, on the terms and conditions set forth herein; and

WHEREAS, upon the execution and delivery of this Lease, any references in the NBC-IDA Lease and the Facilities Lease to the Original Lease, Existing Lease, or the “NBC Prime Lease (30 Rockefeller)”, or similar reference, shall be deemed to be a reference to this Lease.

NOW, THEREFORE, Landlord and Tenant agree as follows:

ARTICLE 1

RESTATEMENT; DEFINITIONS, DEMISE AND RENT

1.1 Landlord and Tenant hereby agree that, as of the Commencement Date (as defined herein), this Lease shall amend and restate the Existing Lease in its entirety. As of the Commencement Date, all of the terms and conditions of the Existing Lease shall automatically be deemed to be amended and restated by the terms and conditions hereof.

1.2 The following terms, whenever used in this Lease, shall have the meanings indicated:

(a) The words “as currently used by Tenant” “to the extent currently used by Tenant” and words of similar import shall mean that Tenant can continue to use the Premises in substantially the same manner it has historically used the Premises provided that such use is not in violation of any Legal Requirement or Insurance Requirement and is otherwise in compliance with the Condominium Documents.

(b) The term “ADA” shall mean the Americans with Disabilities Act of 1990, as amended.

(c) The term “Business Day” shall mean any day that is not a Saturday, a Sunday or other day on which commercial banks in the City of New York, New York are required or authorized by law to be closed.

(d) The term “Condominium” shall mean The Rockefeller Center Tower Condominium, a condominium association formed and existing under the laws of the State of New York.

(e) The term “Condominium Documents” shall mean (i) the Declaration, (ii) the Unit Owners Agreement, (iii) the REA, (iv) the DCR, and (v) any and all other documents related thereto, provided such documents have been delivered to Tenant and/or recorded in the applicable public records.

(f) The term “Condominium Parties” shall mean the parties to the Condominium Documents and such parties’ successors and assigns.

(g) The term “DCR” shall mean that certain Declaration of Covenants and Restrictions, dated as of July 17, 1996, by and between RCPI and Tenant, as the same may be amended, modified or supplemented from time to time.

(h) The term “Declaration” shall mean that certain Amended and Restated Declaration Establishing a Plan for Condominium Ownership, dated as of July 17, 1996, by and among RCPI, Landlord and the IDA, together with the By-Laws and Rules and Regulations of the Condominium attached thereto, as the same may be amended, modified or supplemented from time to time creating the Condominium regime.

(i) The term “East Building” shall mean that building located at 30 Rockefeller Plaza, New York, New York 10112.

(j) The term “East Building Space” shall have the meaning set forth in Section 1.3 of this Lease

(k) The term “Emergency” shall mean any situation where the applicable party, in its reasonable judgment, concludes that a particular action (including, without limitation, the expenditure of funds) is immediately necessary (i) to avoid imminent material damage to all or any portion of any of the Buildings or Premises, (ii) to protect any person from imminent harm, or (iii) to avoid the imminent suspension of any necessary material service in or to any of the Buildings or the Premises, the failure of which service would have a material adverse effect on any of the Buildings, other occupants thereof, the Premises, or Production Critical Operations conducted therein.

(l) The term “Exclusive Connectivity and Infrastructure Locations” shall have the meaning set forth in Section 1.3(b) of this Lease. Exclusive Connectivity and Infrastructure Locations shall include, without limitation, those rights granted to Tenant under the Unit Owners Agreement, including under Article 4 thereof, with respect thereto.

(m) The term “Fair Market Rent” shall mean the fair market annual net base rental value of the Premises as of the date on which a Renewal Term would commence for a term equal to a Renewal Term for comparable space in comparable buildings in New York City, adjusted to take into account all other relevant factors, including, without limitation, all rights and obligations of Tenant hereunder (including without limitation, Tenant’s Rent obligations under Section 1.4(b) – (e) of this Lease) and the fact that the Premises are part of the Center.

(n) The term “GAAP” shall mean generally accepted accounting principles in the United States of America as of the date of the applicable financial determination.

(o) The term “GE” shall mean General Electric Company, a New York corporation, together with its successors and assigns.

(p) The term “GECC” shall mean General Electric Capital Corporation, a Delaware corporation, together with its successors and assigns.

(q) The term “Hazardous Material” means any material or substance which is toxic, ignitable, reactive, or corrosive or which is regulated by “Environmental Laws,” and includes any and all material or substances which may be defined from time to time as “hazardous waste”, “extremely hazardous waste” or a “hazardous substance” pursuant to state, federal or local governmental law. “Hazardous Material” includes but is not restricted to asbestos, polychlorinated biphenyls (“PCBs”) and petroleum products. The term “Environmental Laws” means federal, state and local laws and regulations, judgments, orders and permits enacted or issued from time to time governing the protection of human health and the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq., as amended (CERCLA), the Resource Conservation and Recovery Act, as amended 42 U.S.C. 6901 et seq., the Clean Water Act, 33 U.S.C. 1251 et seq., the Clean Air Act, 42 U.S.C. 7401 et seq., the Toxic Substance Control Act, 15 U.S.C. 2601 et seq., and the Safe Drinking Water Act, 42 U.S.C. 300f through 300j

(r) The term “IDA” shall mean New York City Industrial Development Agency, a corporate governmental agency constituting a body politic and a public benefit corporation of the State of New York, and any successor thereto with respect to its interest in the Premises.

(s) The term “Institutional Lender” shall mean (i) a savings bank, a savings and loan association, a bank or trust company, investment bank, an insurance company or an educational or eleemosynary institution; (ii) a federal, state, municipal, teachers, or other public employees’ welfare, pension or retirement trust, fund or system; (iii) any other employees, welfare, pension, endowment or retirement trust, fund or system having assets of at least $3,000,000,000 or $250,000,000 in shareholder equity; (iv) any real estate investment or mortgage trust having assets of at least $3,000,000,000 or $250,000,000 in shareholder equity; (v) Fannie Mae, Freddie Mac, any Federal Home Loan Bank, or any other similar entity acting under federal or state law; (vi) General Electric Capital Corporation or any other Affiliate of a “Fortune 500” company which is actively engaged in the real estate finance business and having assets of at least $3,000,000,000 or $250,000,000 in shareholder equity; (vii) a publicly held company which is actively engaged in the real estate finance business and having assets of at least $3,000,000,000 or $250,000,000 in shareholder equity; (viii) any federal, state or municipal agency or public benefit corporation or public authority advancing or insuring mortgage loans or making payments which, in any manner, assist in the financing, development, operation and maintenance of improvements and having assets of at least $3,000,000,000 or $250,000,000 in shareholder equity; or (ix) any corporation, organization or other entity not referred to in the foregoing provisions of this sentence, and which is subject to supervision and regulation by the insurance or banking department of any of the United States, the Board of Governors of the Federal Reserve System, the Comptroller of the Currency, the Federal Deposit Insurance Corporation, the Department of Labor of the United States, the Federal Home Loan Bank Board, the Insurance Department or the Banking Department or the Comptroller of the State of New York, the Board of Regents of the University of the State of New York, the Comptroller of New York City or the Federal Savings and Loan Insurance Corporation or by any successor hereafter exercising similar functions, having assets of at least $3,000,000,000 or $250,000,000 in shareholder equity. Tenant may at any time request Landlord to confirm whether Landlord agrees that any particular Person(s) identified by Tenant in Tenant’s request is/are Institutional Lender(s). Landlord shall respond promptly to any such request.

(t) The term “Landlord” shall mean only the owner(s) at the time in question of the reversionary interest in the fee estate comprising the Premises and landlord’s interest in the leasehold estate created by this Lease, so that in the event of any transfer or transfers of title to such reversionary interest, together with Landlord’s interest in this Lease, whether by sale or assignment of a Landlord Demised Unit, the transferor shall be relieved and freed of all obligations of Landlord under this Lease accruing from and after the date of transfer, except as provided in Section 5.6(f) of this Lease.

(u) The term “Landlord Access Provisions” shall have the meaning set forth in Section 15.3 of this Lease.

(v) The term “Landlord Affiliate” shall mean any corporation or other business entity which Controls, is Controlled by, or is under common Control with either of GE or GECC.

(w) The term “Landlord Demised Units” shall mean the Landlord Units in which the Premises are located.

(x) The term “Landlord Units” shall mean, collectively, those Units (or portions thereof) owned by Landlord in fee and those Units in which the reversionary interest is owned by Landlord.

(y) The term “Lease Year” shall mean the twelve (12) month period commencing on the Commencement Date and ending on the day preceding the date that is the first anniversary of the Commencement Date, and each subsequent twelve month period thereafter during the Term; provided, however, that if the Term expires on a day other than the final day of a Lease Year, then the final Lease Year shall include only those days between the final day of the preceding Lease Year and the final day of the Term.

(z) The term “Leasehold Mortgage” shall mean any mortgage, deed of trust, collateral assignment or other lien (as modified from time to time) made in accordance with the terms hereof and encumbering Tenant’s interest in this Lease and the leasehold estate created thereby.

(aa) The term “Legal Requirements” shall mean laws and ordinances of federal, state, city, town, county and borough governments having jurisdiction over the Premises, the Property (as defined herein) and/or the condominium regime pursuant to which ownership of the Landlord Units is held, Landlord, any Permitted Tenant Party and/or Tenant, as applicable, and rules, regulations, orders and directives of all departments, subdivisions, bureaus, agencies or offices thereof, and of any other governmental, public or quasi-public authorities having jurisdiction over the Premises, the Property, and/or the condominium regime pursuant to which ownership of the Landlord Units is held, Landlord, any Permitted Tenant Party and/or Tenant, as applicable, and the directions of any public officers having jurisdiction over the Premises, the Property, and/or the condominium regime pursuant to which ownership of the Landlord Units is held, Landlord, any Permitted Tenant Party and/or Tenant, as applicable, pursuant to law, whether now or hereafter in force, including, without limitation, (i) all laws governing environmental conditions and (ii) the ADA.

(bb) The term “Master Agreement” shall mean that certain Master Agreement dated as of December 3, 2009, by and among GE, Tenant, Comcast Corporation and Navy, LLC, as the same may be amended, modified or supplemented from time to time.

(cc) The term “Material Change” or “Material Changes” shall mean a Change (as defined in the Unit Owners Agreement) or Changes which (i) are structural, (ii) will affect Changes to, or materially and adversely interfere with the use of, portions of any of the Buildings outside of the Premises or the Exclusive Connectivity and Infrastructure Locations, (iii) will involve connections to or modifications to Building Systems serving portions of any of the Buildings (other than those serving only the Premises), or otherwise materially and adversely affect any space in the Property outside of the Premises and the Exclusive Connectivity and Infrastructure Locations, or (iv) any Change which costs in excess of $10,000,000. The term “structural” as used above shall have the meaning ascribed to it in Section 6.01 of the Unit Owners Agreement.

(dd) The term “Permitted Tenant Parties” or “Permitted Tenant Parties” shall mean licensees and invitees of Tenant at the Premises, to the extent they are leasing studio space within the Premises and/or providing services with respect to Tenant’s businesses and operations at the Premises, consistent with Tenant’s use of the Premises as of the date hereof, including, without limitation, (i) parties using Tenant’s production studios, stages, production offices and related production spaces and services, (ii) co-producers of productions of Tenant or any Tenant Affiliates, (iii) independent contractors and vendors of Tenant, and (iv) any third parties performing similar services to those described in items (i)-(iv); provided, however, that no Landlord Competitor shall be a Permitted Tenant Party and all rights and benefits granted to any Permitted Tenant Parties hereunder shall be limited solely to the extent necessary for any Permitted Tenant Party to perform any of the activities described above; provided, further, that each Permitted Tenant Party which leases a studio for production purposes, may in connection with such production activities occupy up to one floor of office space within the Premises while it is actively engaged in production activities at such studio, and Permitted Tenant Parties which are not leasing studio production space shall also be permitted to occupy space in the Premises; provided further that the aggregate amount of space in the Premises which may be occupied by all Permitted Tenant Parties, at any point in time, may not be more than 400,000 square feet.

(ee) The term “PILOT Agreement” shall mean that certain PILOT Agreement dated as of December 1, 1988 by and among the IDA, Tenant, and The Bank of New York, as PILOT Depository and successor in interest to United States Trust Company of New York, as successor in interest Freedom National Bank of New York, as amended by the First through Tenth Amendments to Pilot Agreement by and among the IDA, Tenant and PILOT Depository, and as the same may be further amended, modified or supplemented from time to time.

(ff) The term “RCPI” shall mean RCPI Landmark Properties, L.L.C., a Delaware limited liability company, successor to RCPI Trust, a Delaware business trust, together with its successors and assigns.

(gg) The term “REA” shall mean that certain Operation, Maintenance and Reciprocal Easement Agreement, dated as of July 17, 1996, by and among RCPI, Landlord, Tenant, the Condominium, RCP Associates and the IDA, as the same may be amended, modified or supplemented from time to time.

(hh) The term “Rent” shall mean Base Rent, Additional Rent and all other sums payable by Tenant hereunder.

(ii) The term “Studio Building” shall mean that building located at 49 West 49th Street (with an alternate entrance on 50 West 50th Street), New York, New York 10112.

(jj) The term “Studio Building Space” shall have the meaning set forth in Section 1.3 of this Lease.

(kk) The term “Superior Lease” shall mean any ground or underlying lease of the fee estate underlying the Premises, Landlord’s interest in any Landlord Demised Units or any part thereof heretofore or hereafter made by Landlord and all renewals, extensions, supplements, amendments, modifications, consolidations, and replacements thereof.

(ll) The term “Superior Lessor” shall mean the lessor under a Superior Lease.

(mm) The term “Superior Mortgage” shall mean any mortgage, trust indenture or other financing document which may now or hereafter affect the fee estate underlying the Premises, Landlord’s interest in any Landlord Demised Units (or any part thereof) or any Superior Lease and the leasehold interest created thereby, and all renewals, extensions, supplements, amendments, modifications, consolidations and replacements thereof or thereto, substitutions therefor, and advances made thereunder.

(nn) The term “Superior Mortgagee” shall mean the holder of a Superior Mortgage.

(oo) The term “Tenant” shall mean the original Tenant herein or any permitted assignee or other successor in interest (immediate or remote) of the original Tenant herein named that at the time in question is the owner of Tenant’s interest in this Lease.

(pp) The term “Tenant Affiliate” shall mean (i) any corporation or other business entity which Controls, is Controlled by, or is under common Control with Tenant or (ii) any entity to which Tenant is sold, or merges into, or which otherwise acquires all or substantially all of Tenant’s assets, consistent with the provisions of Section 7.02(h)(i) of the Unit Owners Agreement.

(qq) The term “Tenant Areas” shall mean the Premises, common areas of the Buildings that Tenant is entitled to use or access pursuant to the terms of this Lease or the Condominium Documents, Exclusive Connectivity and Infrastructure Locations, and any other portion of the Buildings or Property that Tenant is entitled to use or access pursuant to the terms of this Lease or the Condominium Documents.

(rr) The term “Tenant Competitor” shall mean any Person that is engaged in any of the following and has annual revenue primarily derived from the activities described below in excess of $100,000,000:

(i) producing or creating video content for any medium or Distribution Platform;

(ii) packaging or marketing video content for distribution on any medium or Distribution Platform, including without limitation, individual pieces of content, a collection of video on demand, streaming or pay-per-view content, or as a linear channel;

(iii) owning, managing or operating a Distribution Platform;

(iv) owning, managing or operating, or licensing intellectual property to, theme parks;

(v) owning, managing or operating an online portal; or

(vi) providing telephony services, including without limitation, facilities-based or wireless services that rely on another Person’s facilities based delivery system.

For the purposes of the definition of “Tenant Competitor,” the following terms shall have the following meanings:

“Person” means any natural person, joint venture, general or limited partnership, corporation, limited liability company, limited liability partnership, firm, association or organization or other legal entity.

“Distribution Platform” means any technology, protocols, distribution methods or other assets used to distribute video content on any medium, including without limitation, distribution via cable television, wireless systems, satellite, broadband, cinema, and over-the-air broadcast.

(ss) The term “Tenant’s Share” shall mean with respect to a particular expense incurred or allocated under the Condominium Documents, a fraction (i) the numerator of which is the then square footage of the Premises and (ii) the denominator of which is the square footage of all portions of the Buildings owned by Landlord and all Landlord Affiliates and whose space in the Buildings, together with the Premises, are covered in a single aggregate invoice for such expense.

(tt) The term “Units” means the units in the Condominium.

(uu) The term “Unit Owners Agreement” shall mean that certain Unit Owners Agreement, dated as of July 17, 1996, by and among RCPI, Landlord, National Broadcasting Company, Inc., GE and the Condominium, as the same may be amended, modified or supplemented from time to time, a copy of which is attached hereto as Exhibit A.

(vv) The term “West Building” shall mean that building located at 1250 Avenue of the Americas, New York, New York 10112.

(ww) The term “West Building Space” shall have the meaning set forth in Section 1.3 of this Lease

The words “Tenant indemnifies Landlord against liability,” “Tenant shall indemnify Landlord against liability,” “Landlord indemnifies Tenant against liability” or “Landlord shall indemnify Tenant against liability” and words of similar import shall mean that the indemnifying party agrees to indemnify, hold and save harmless the indemnified party, each Superior Lessor and Superior Mortgagee (where Landlord is the indemnified party), and their respective partners, directors, officers, agents and employees from and against all loss, cost, liability, claim, damage, fine, penalty and expense, including reasonable attorneys’ fees and disbursements (whether incurred in resisting and defending any action or proceeding or incurred in enforcing the indemnification rights of the indemnified party against the indemnifying party), and that in case any action or proceeding is brought against the indemnified party or any indemnified person, the indemnifying party shall resist and defend such action or proceeding by attorneys reasonably satisfactory to the indemnified party. The indemnified party shall notify the indemnifying party promptly of any claim for which indemnification may be sought, and will cooperate with the indemnifying party and its insurers in the defense of any such claim. The indemnifying party shall pay to the indemnified party upon rendition of bills or statements therefor, an amount equal to all losses, costs, liabilities, claims, damages, fines, penalties and expenses (i) incurred by the indemnified party or any other indemnified person and (ii) for which the indemnifying party has indemnified the indemnified party or any other indemnified person, but the indemnified party shall in no event settle any third party claim without the prior written consent of the indemnifying party (not to be unreasonably withheld).

All capital terms used herein and not otherwise defined above or elsewhere in this Lease shall have the meaning ascribed to such term in the Unit Owners Agreement.

The word “including” means “including, without limitation” in all instances throughout this Lease, and the words “herein”, “hereof” and “hereunder” and other words of similar import shall refer to this Lease as a whole and not to any particular Article, Section or other subdivision.

1.3 (a) Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, during the Term and upon and subject to all of the terms and conditions of this Lease, (i) certain portions of the East Building within the Landlord Units (such portions, the “East Building Space”); (ii) the entire West Building within the Landlord Units (the “West Building Space”); and (iii) the entire Studio Building within the Landlord Units (the “Studio Building Space”), including any lobby, basement and subbasement space, in the East Building, West Building and Studio Building (each, a “Building”, and collectively, the “Buildings”), in each case substantially as shown on the floor plans attached hereto as Exhibit B (collectively, the “Premises”). The Buildings and the land described in Exhibit C attached hereto (the “Land”) are collectively called the “Property.”

(b) The parties agree that for all purposes of this Lease, the East Building Space shall be deemed to have a total rentable area of 755,602 square feet, the West Building Space shall be deemed to have a total rentable area of 475,110 square feet and the Studio Building Space shall be deemed to have a total rentable area of 187,065 square feet. Landlord additionally grants to Tenant, Tenant’s permitted subtenants and assignees, during the Term, to the extent Landlord has such rights (a) the right to use, on a non-exclusive basis and in common with other tenants and occupants of the Buildings and at all times subject to, and to the extent permitted by, the

Condominium Documents as currently used by Tenant, (i) all easements and rights appurtenant to the Property, (ii) all portions of the Property designated for the common use of tenants and occupants of the Buildings occupied by Tenant, and (iii) to the extent currently used by Tenant in the Premises, risers and other similar facilities on the Property (such as utility lines, pipes and conduits) necessary for Tenant’s use and occupancy of the Premises; (b) the right, subject to the Condominium Documents, to use the Building Roofs in accordance with Section 10.01 of the Unit Owners Agreement; and (c) the continued exclusive rights to use as currently used by Tenant and subject to the Condominium Documents (i) risers, pipes, conduits, shafts, utility lines, ducts, feeders and other connectivity and locations within the Property providing connectivity between various portions of the Premises and connectivity from and to the Premises and (ii) locations on the Property used for mechanical, electrical, plumbing, HVAC, life safety and other building systems and infrastructure serving the Premises from time to time as shown on Exhibit D attached hereto ((i) and (ii) collectively, “Exclusive Connectivity and Infrastructure Locations”). The foregoing shall not limit Tenant’s right to use other portions of the Buildings or Property (outside the Premises) pursuant to current or future agreements with applicable Condominium Parties or other parties that have the right to grant such rights. Notwithstanding the foregoing, except as specifically provided herein, any use by Tenant of such areas outside of the Premises shall not be governed by the provisions of this Lease, but by the applicable documents which provide Tenant with the rights to use such space outside of the Premises.

(c) Tenant is currently in occupancy of the Premises. The term of this Lease as may be extended pursuant to Article 32 (“Term”) shall commence on the Commencement Date and shall end at 11:59 p.m. on the date that is the date immediately preceding the tenth anniversary of the Commencement Date (such date, as may be extended as provided herein, the “Expiration Date”), or on such earlier date upon which this Lease shall sooner terminate for any reason. The payment of Rent pursuant to Section 1.4 of this Lease by Tenant shall commence on February 1, 2011 (the “Rent Commencement Date”). From the Commencement Date until the Rent Commencement Date, Tenant shall continue to pay any rents due Landlord under the Existing Lease in accordance with the terms thereof. The period commencing on the Commencement Date through and including the date that is immediately preceding the tenth anniversary of the Commencement Date shall be referred to herein as the “Initial Term.” Landlord shall have been deemed to have tendered possession of the Premises to Tenant, and Tenant shall be deemed to have accepted possession of the Premises, on the Commencement Date.

1.4 Commencing on the Commencement Date, and subject to the terms of this Section 1.4, Tenant shall pay Landlord the following rents:

(a) Base Rent (“Base Rent”) as set forth on Schedule 1 attached hereto, which Base Rent shall be payable in equal monthly installments in advance on the Commencement Date and on the first day of each and every calendar month thereafter during the Term;

(b) all Building Expenses and Reimbursable Costs applicable to the Premises due by Tenant pursuant to Section 4.07 of, or otherwise required under, the Unit Owners Agreement or the other Condominium Documents, in each case without duplication and, to the extent not paid directly by Tenant to third parties pursuant to the Condominium Documents; provided that, except as provided below, no such costs are for capital expenditures with a useful life determined in accordance with GAAP of greater than the then remaining Term (including any Renewal Term which Tenant has elected to add to the Term). If any costs due by Tenant are for capital expenditures for improvements with a useful life determined in accordance with GAAP of greater than the then remaining Term (including any Renewal Term which Tenant has elected to add to the Term), then Tenant shall have the option of either (a) paying Landlord, as Additional Rent (as defined herein), its pro rata share of such expenditure at the time of such expenditure, based on the length of the then remaining Term (including any renewal term which Tenant has elected to add to the Term) as compared to the useful life of the improvement, determined in accordance with GAAP, or (b) paying to Landlord the annual amortized cost of the GAAP useful life of such improvement for the Term of this Lease (including any Renewal Term which Tenant has elected to add to the Term), plus interest at a market interest rate for an investment grade entity, such amount to be paid to Landlord in monthly installments as Additional Rent for the remainder of the Term (including any renewal term which Tenant has elected to add to the Term). Both Tenant and Landlord shall indemnify each other from any costs incurred under Section 4.09(c) of the Unit Owners Agreement by reason of such party’s failure to pay Building Expenses and Reimbursable Costs, as and when due under the Unit Owners Agreement or hereunder, as applicable, to the extent such indemnifying party was required to pay the same under this Lease;

(c) without duplication of all the amounts set forth in subclause (ii) above, all Shared Costs applicable to the Premises due by Tenant pursuant to the REA to the extent not paid directly by Tenant to third parties pursuant to the Condominium Documents;

(d) Tenant shall promptly pay the Management Fee due with respect to the Premises pursuant to Section 4.10 of the Unit Owners Agreement, to the extent not paid directly by Tenant to third parties pursuant to the Condominium Documents; and

(e) to the extent not otherwise covered in this Section 1.4, all other operating expenses including, but not limited to, common area maintenance charges, charges for Building Services and Taxes (as defined herein) and PILOT Payments (as provided in Article 4) relating to the Premises and all other costs and expenses of any nature allocated to, or charged to the occupant or owner of, the Premises under the Condominium Documents.

With respect to any expenses referred to in clauses (a) – (e) above which are not billed separately with respect to the Premises and are billed to Landlord and Landlord’s Affiliates as one number for their aggregate space in the Buildings, then Tenant shall be required to pay only Tenant’s Share of such expenses.

This Lease is intended to be a “triple net lease.” The amounts set forth in Section 1.4(b)-(e) required to be paid by Tenant under this Lease shall be additional rent hereunder, together with any and all other sums of money that become due from Tenant and payable to Landlord or third parties pursuant to the terms hereof, whether or not designated as such (“Additional Rent”), which Additional Rent, unless, required sooner or later by such third parties, shall be payable on the first day of each month with respect to those items of Additional Rent which are liquidated and payable monthly and within thirty (30) days following demand for the remaining items of Additional Rent, which demand shall be accompanied by reasonable back-up documentation substantiating the applicable demand, except as may be specifically provided otherwise in this Lease or the Condominium Documents. Except as otherwise provided in the Condominium Documents or otherwise agreed to by Landlord and Tenant, all Base Rent and Additional Rent shall be paid to Landlord in lawful money of the United States by wire transfer to the account designated by Landlord on Schedule 2 attached hereto. Notwithstanding the foregoing, Tenant may pay such portions of Additional Rent payable to third parties directly to such third parties. At the end of each Lease Year, Tenant shall submit to Landlord a list of all third party payables paid by Tenant during such Lease Year. Landlord may at any time and from time to time designate a different account for wire transfer upon thirty (30) days’ written notice to Tenant. For the avoidance of doubt, unless otherwise expressly provided herein (e.g., with respect to certain capital expenditures), Tenant shall be responsible for, and shall pay as Additional Rent, all expenses relating to the Premises, including, without limitation, all expenses allocable to the “NBC Units” which are part of the Premises under the Unit Owners Agreement or any of the other Condominium Documents, unless such expenses are incurred for areas outside of the Premises, in which case such expenses shall not be payable by Tenant to Landlord and shall be payable by Tenant pursuant to the Unit Owners Agreement or any of the other applicable Condominium Documents.

1.5 [Intentionally Omitted].

1.6 Tenant shall pay Base Rent and Additional Rent, without notice or demand unless expressly required hereunder, promptly when due hereunder and without any counterclaim, abatement, deduction or setoff for any reason. Landlord shall have the same remedies for default in payment of any Additional Rent as Landlord has for default in payment of Base Rent. If the Commencement Date or Expiration Date occurs on a day other than the first or last day of a calendar month, as the case may be, Base Rent and Additional Rent for the partial calendar month shall be appropriately adjusted.

1.7 No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct Base Rent or Additional Rent shall be or be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be or be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance or pursue any other remedy provided in this Lease or at law or in equity.

1.8 If Tenant fails to make any payment of Base Rent or Additional Rent upon the due date, in addition to any other remedies available to Landlord hereunder at law or in equity, (i) such unpaid amount shall bear interest from the due date thereof at a rate (“Lease Interest Rate”) equal to the lesser of (a) the rate announced by JP Morgan Chase Bank, or its successor, from time to time as its prime or base rate (“Prime Rate”), plus three percent (3%), and (b) the maximum applicable rate allowed by law, calculated from the date such amount became due and payable to the date of receipt thereof by Landlord and (ii) Tenant shall pay to Landlord, in addition to such payment of Base Rent and/or Additional Rent and interest at the Lease Interest Rate thereon, a late payment fee equal to $50,000 for the second (2nd) late payment in any twelve (12) month period during the term of this Lease (the “Late Payment Fee”), which Late Payment Fee shall increase in increments of $50,000 for the third (3rd) and every subsequent late payment in such twelve (12) month period; provided, however, that (i) such Late Payment Fee shall reset to $50,000 at the end of each twelve (12) month period and (ii) no Late Payment Fee shall be payable by Tenant with respect to the first (1st) late payment in any twelve (12) month period, so that the first (1st) Late Payment Fee of $50,000 in any twelve (12) month period shall be triggered by the second (2nd) late payment of Base Rent and/or recurring Additional Rent. Notwithstanding anything to the contrary contained in this Lease, if Tenant’s payment of Base Rent or Additional Rent is being made to or through a payment service operated by GE, GECC or an Affiliate of either, then the payment of such Rent shall be deemed to have been paid on the due date so long as such Base Rent or Additional Rent was remitted by Tenant to such GE payment system in sufficient time (as required by such GE payment system to make such payments to Landlord in a timely manner), and if such GE payment system thereafter does not make timely payment to Landlord such failure to make timely payment shall not be deemed a late payment made by Tenant.

1.9 If Tenant receives any refunded amounts from the Board as a result of an overpayment by Landlord (or Landlord’s tenants or licensees other than Tenant) of Building Expenses and/or Reimbursable Costs pursuant to Section 4.07(d) of the Unit Owners Agreement, then Tenant shall remit to Landlord promptly thereafter, as Additional Rent, Landlord’s ratable share of any such overpayment, if any. If Landlord has any claim or dispute against the Board in connection with Building Expenses and Reimbursable Costs, then to the extent Tenant’s participation in such dispute is required pursuant to the terms of the applicable Condominium Document, then Tenant agrees to act on Landlord’s behalf in such dispute, provided Landlord pays Tenant’s expenses and indemnifies Tenant in connection therewith. If Tenant has any claim or dispute against the Board in connection with Building Expenses and Reimbursable Costs, then to the extent Landlord’s participation in such dispute is required pursuant to the terms of the applicable Condominium Document, Landlord shall cooperate with Tenant and agrees to act on Tenant’s behalf in such dispute, provided Tenant pays Landlord’s expenses and indemnifies Landlord in connection therewith.

1.10 All amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated Base Rent, Additional Rent or Rent, shall constitute rent for the purposes of Section 502(b)(6) of the United States Bankruptcy Code.

ARTICLE 2

USE, COMPLIANCE AND SIGNS

2.1 The Premises shall be used and occupied by Tenant (and its permitted subtenants and assignees) solely in accordance with Article 3 of the Unit Owners Agreement. Tenant shall also have the right to allow Permitted Tenant Parties to use and occupy the Premises as provided herein. Tenant shall cause such parties to comply with all terms and conditions of this Lease and shall be fully and primarily responsible for, and Landlord shall have all the same rights with respect to, all defaults under this Lease caused by any such parties to the same extent as if caused by Tenant.

2.2 If any governmental license or permit is required for the proper and lawful conduct of Tenant’s or any Permitted Tenant Party’s business in the Premises, Tenant, at its expense, shall procure and maintain such license or permit and submit the same to Landlord for inspection. Landlord agrees, at Tenant’s cost and expense, to reasonably cooperate with Tenant in Tenant’s efforts to procure any such license or permit. Tenant and/or such Permitted Tenant Party shall at all times comply with the terms and conditions of each such license or permit. Tenant shall not use, or suffer or permit any person to use, the Premises, or any part thereof, in any manner which (a) violates the provisions of the Unit Owners Agreement or other Condominium Documents, (b) violates the certificate of occupancy for the Premises or for the Buildings or any other permit or license issued pursuant to any Legal Requirements of which Tenant is notified or otherwise aware of and relate to the Premises, (c) causes damage to the Buildings or the Landlord Units (excluding permitted Changes) (d) constitutes a violation of the Legal Requirements or Insurance Requirements pursuant to Article 8 or Article 9 of this Lease. Landlord shall not use, or suffer or permit any person to use (including Landlord’s licensees or tenants) the Property or any part thereof in any manner which violates the provisions of the Condominium Documents or constitutes a violation of the Legal Requirements or Insurance Requirements, so as to cause (other than to a de minimis extent) an adverse effect on Tenant’s use and occupancy of the Premises.

2.3 Notwithstanding Section 8.05 of the Unit Owners Agreement, Tenant shall not be entitled to change the name of the East Building or any other Buildings under any circumstances, except as specifically set forth below. Landlord or a Landlord Affiliate shall retain the sole right to maintain the name of the East Building or any other Buildings under such Section, such name to be “GE”, “General Electric Company”, or such other name as GE is then known by. Notwithstanding the foregoing, if Landlord or a Landlord Affiliate, as applicable, voluntarily elects not to so maintain the name of the East Building or any other Buildings, it shall notify Tenant of same and use its commercially best efforts to cooperate with Tenant, at Tenant’s sole cost and expense, to obtain such naming rights for the benefit of Tenant. In no event shall Tenant have the right to name any of the Buildings to the name of a Competitor. For the avoidance of doubt, if the Sign Period has expired and Landlord or a Landlord Affiliate is negotiating with the Condominium Board to retain the naming rights of the East Building or any other Buildings, then Tenant shall not be permitted to pursue such naming rights under any circumstance. For the avoidance of doubt, the Studio Building and the West

Building shall be known solely by their street addresses (i.e. as 49 W. 49th Street and 1250 Avenue of the Americas, respectively). In no event shall Landlord or a Landlord Affiliate have the right to change the name of any Buildings to the name of a Tenant Competitor.

2.4 Landlord and Tenant shall have the right to maintain their respective signage in accordance with Section 12 of the Unit Owners Agreement. Tenant’s rights to change, remove or install signage at the Premises, Buildings or Property shall be subject to Section 12 of the Unit Owners Agreement. In addition, nothing in this Lease shall be deemed to limit Tenant’s rights with respect to signage outside the Premises that is otherwise governed by the Condominium Documents or other leases or agreements with third parties (including, without limitation, the current lease for the NBC Experience retail space), it being understood that all such signage rights shall continue to be governed by such other documents. Notwithstanding anything to the contrary herein or in the Unit Owners Agreement, Tenant shall take no action during the Initial Term of this Lease (but not during any Extension Term) that results in the termination of the Sign Period; provided that Tenant shall not be deemed in default of the foregoing requirement if Tenant’s leasing or occupancy of the Premises fail to meet the requirements of the Unit Owners Agreement related to the Sign Period due to a full or partial termination of this Lease due to a casualty or condemnation. Neither Landlord nor Tenant shall enter into any agreement that circumvents the intention of Section 2.3 of this Lease or this Section 2.4, i.e., to protect each party’s respective signage rights as of the date of this Lease.

2.5 [Intentionally Omitted].

2.6 [Intentionally Omitted].

2.7 Tenant, at Tenant’s sole cost and expense, shall use reasonable efforts to keep the Premises at all times free and clear of rats, mice, insects and other vermin. Tenant shall take all reasonable precautions that Landlord reasonably deems necessary to prevent any such vermin or insects from existing in the Premises or permeating into other parts of the Buildings. In furtherance thereof, Tenant shall use reasonable efforts to employ an exterminator who will utilize the prevailing method for the prevention of any infestation by, and extermination of, said animals and insects. Landlord shall take all reasonable actions and precautions to prevent any vermin or insects from permeating into the Premises from other parts of the Buildings or Property, unless such actions or precautions are the responsibility of the Condominium Board. If, in Landlord’s reasonable judgment, Tenant shall fail to satisfactorily carry out the provisions hereof, Landlord may, but shall not be obligated to, employ an exterminator service, and the reasonable cost and expense incurred by Landlord for such exterminator service shall be repaid to Landlord by Tenant within ten (10) days after demand.

ARTICLE 3

CONDITION OF PREMISES

3.1 Tenant currently occupies the Premises and is fully familiar with the Premises and agrees to accept the same in its “as is” condition and state of repair existing as of the date hereof and understands and agrees that Landlord shall not be required to perform any work, supply any materials or incur any expense whatsoever to prepare the Premises for Tenant’s occupancy. Tenant’s continued occupancy of the Premises on the Commencement Date shall be conclusive evidence, as against Tenant, that Tenant has accepted possession of the Premises in its then current condition and at the time such possession was deemed taken, the Premises, the Landlord Demised Units and the Buildings were in a good and satisfactory condition. The foregoing is not intended to waive any right of Tenant to require Landlord (or any Condominium Parties) to perform their respective obligations under this Lease or the Condominium Documents. Landlord makes no representation or warranty whatsoever with respect to the Premises, the Landlord Demised Units or the Buildings, including, without limitation, any representation or warranty regarding the use, zoning, condition, the Condominium, compliance with environmental laws or the adequacy of the Premises to be used for any particular purpose or in any particular manner.

ARTICLE 4

TAXES

4.1 For the purposes of this Article 4 and other provisions of this Lease:

(a) The term “Taxes” shall mean the aggregate amount of all real estate taxes on the Landlord Demised Units and any general or special assessments (including interest on assessments payable in installments) assessed or imposed upon or in respect of the Landlord Demised Units or Landlord’s ownership thereof (exclusive of penalties and interest thereon, except to the extent the same are a result of Tenant’s failure to make a Tax payment when due hereunder), including, without limitation, (i) fees, taxes and charges in respect of any vaults, vault space or other space within or outside the boundaries of the Land (except to the extent the same are used, to the exclusion of others, by Landlord or one or several tenants) and (ii) business improvement district assessments and other assessments for public improvements or benefits to the Landlord Units, the Land, or the locality in which the Land is situated, and shall also include all Tax Expenses (as hereinafter defined) except that, during any period which Tenant is making PILOT Payments (as set forth in Section 4.3 of this Lease), all Tax Expenses shall be excluded from Taxes unless such Tax Expenses are incurred in connection with a tax challenge instituted by or at the request of Tenant; provided, however, that if a tax challenge is instituted by Landlord and is not at the request of Tenant, but Tenant derives savings on Taxes as a result of such challenge for such year, then Tenant shall be responsible for Tenant’s Share of the related Tax Expenses, up to an amount that is not in excess of such savings.

(b) All income, estate, succession, inheritance, transfer, gift, franchise profit, use, occupancy, gross receipts, rental, capital gains, mortgage recording taxes, capital stock and income taxes of Landlord shall be excluded from Taxes; provided, however, that if the method of taxation of real estate is changed and as a result thereof any other tax or assessment, however denominated, including any franchise, income, profit, use, occupancy, gross receipts or rental tax, shall be imposed upon Landlord or the owner of the Landlord Demised Units or the rents or income therefrom, in substitution for or in supplement of, in whole or in part, any of the taxes or assessments listed in the preceding subsection, such other tax or assessment shall be included in and deemed part of Taxes, but calculated for this purpose as if the Landlord Demised Units and all appurtenances thereto (including development rights) were the only property of Landlord.

(c) The amount of any special assessments for public improvements or benefits to be included in Taxes for any year, in the case where the same may at the option of the taxpayer be paid in installments, shall be limited to the amount of the installment due in respect of such year, together with any interest payable in connection therewith.

(d) The term “Tax Expenses” shall mean all reasonable expenses, including attorneys’ fees and disbursements and experts’ and other witnesses’ fees and disbursements, incurred by Landlord in seeking to reduce the amount of any assessed valuation of the Land, the Buildings and/or the Landlord Demised Units, in contesting the amount or validity of any Taxes, or in seeking a refund of any Taxes for any period for which Tenant is responsible to pay Taxes hereunder. If any Tax Expenses are incurred to reduce Taxes and similar taxes relating to the Property (including the Premises), Landlord shall allocate such expenses on an equitable basis as reasonably determined by Landlord. Throughout the Term of this Lease, Landlord and Tenant agree that although Landlord shall have the primary right to institute any proceeding contesting the amount or validity of any Taxes or seeking any refund of Taxes with respect to the Landlord Demised Units, if Landlord has not elected to contest the amount or validity of Taxes or seek a refund thereof for a particular tax year, then, upon receipt of a request by Tenant to do so, Landlord shall institute such a contest, at Tenant’s sole cost and expense. Landlord agrees that it will not settle a tax proceeding in a manner which requires Taxes that would otherwise be payable after the Term to be paid during the Term or would otherwise disproportionately impose the burden of such settlement on Tenant.

4.2 Without limiting or duplicating any of Tenant’s other payment obligations under this Lease or the Condominium Documents, Tenant shall pay all Taxes relating to the Premises during the Term, as and when due. Payments with respect to any partial tax year which falls within the Term shall be appropriately pro rated.

4.3 Notwithstanding Section 4.2 of this Lease, Landlord and Tenant hereby acknowledge that the Premises are subject to the PILOT Agreement, pursuant to which certain Taxes with respect to the Premises are abated so long as payments in lieu of taxes (“PILOT Payments”) pursuant to the PILOT

Agreement are being paid in accordance with the terms thereof. Tenant acknowledges and agrees that it shall be solely responsible for, and shall pay as Additional Rent, all PILOT Payments relating or allocated to the Premises. If, at any time there ceases to be a PILOT Agreement in place with respect to all or any portion of the Premises, Tenant shall pay all applicable Taxes as and when due with respect to any portion of the Premises no longer subject to such PILOT Agreement throughout the Term of this Lease, without any reduction to the Base Rent or Additional Rent; provided that neither Landlord nor any Landlord Affiliate shall take any action that may result in the early termination of the PILOT Agreement and shall indemnify Tenant for any differential required to be paid by Tenant hereunder between (i) the actual Taxes paid by Tenant and (ii) the PILOT Payments which would have otherwise been paid by Tenant, together with any penalties resulting from the loss of such PILOT benefits to Tenant, to the extent such differential and penalties are the result of such actions by Landlord or a Landlord Affiliate. If during any Renewal Term, there ceases to be a PILOT Agreement in place with respect to all or any portion of the Premises, Tenant shall pay all applicable Taxes as and when due with respect to any portion of the Premises no longer subject to such PILOT Agreement throughout such Renewal Term and the actual Base Rent payable by Tenant for the remainder of such Renewal Term shall be reduced dollar for dollar for the difference between the amount of the annual PILOT Payment as of the commencement of such Renewal Term and the actual Taxes payable by Tenant for the year in question.

4.4 Landlord hereby agrees to enter into, and consent to Tenant’s entering into, such additional lease documents and leasing structures as may be required by the IDA in order to preserve Tenant’s IDA benefits, provided such matters do not (i) decrease Landlord’s rights or increase Landlord’s obligations under this Lease or any Condominium Document or otherwise negatively impact Landlord by more than a de minimis amount, (ii) violate any of the Condominium Documents or (iii) require any third party consent(s) which Landlord is not able to obtain despite reasonable efforts (without the obligation of Landlord to expend any sums to obtain such consents unless Tenant reimburses Landlord for the same). In addition, Landlord shall use commercially reasonable efforts to cooperate with Tenant in Tenant’s efforts to renew, extend, negotiate, implement and receive the benefits of incentive packages (including, without limitation, the PILOT benefits) with any governmental authorities or agencies, and to execute and deliver any supplements or modifications to this Lease that are reasonably required in connection therewith, provided that no such Lease modification or supplement shall (i) decrease Landlord’s rights or increase Landlord’s obligations under this Lease or any Condominium Document or otherwise materially and negatively impact Landlord by more than a de minimis amount, (ii) violate any of the Condominium Documents or (iii) require any third party consent(s) which Landlord is not able to obtain despite commercially reasonable efforts (without the obligation of Landlord to expend any sums to obtain such consents unless Tenant reimburses Landlord for the same). Notwithstanding anything herein contained to the contrary, any benefits obtained by Tenant (or on behalf of Tenant) from any governmental authority or agency (including the IDA) with respect to the Premises during the Term shall be solely for the benefit of Tenant and to the extent that any of the same are granted to Landlord with respect to the Landlord Demised Units and for a period falling within the Term, Landlord, to the extent permitted to do so, shall assign (or pay) the same promptly to Tenant.

ARTICLE 5

SUBORDINATION TO MORTGAGES, LEASES

AND CONDOMINIUM DOCUMENTS

5.1

(a) This Lease and all rights of Tenant hereunder shall be subject and subordinate to the Condominium Documents (as more specifically provided for in Section 5.6 of this Lease), the Overlease and all documents of record affecting the Landlord Units and/or the Premises as of the date hereof. The foregoing provision shall be self-operative and no further instrument of subordination shall be necessary to effectuate such provision. At Tenant’s request, Landlord will cooperate in a commercially reasonable manner to obtain a subordination, non-disturbance and attornment agreement in substantially the form attached hereto as Exhibit E from the Condominium Board; provided that Tenant shall indemnify Landlord and pay all expenses incurred by Landlord in connection therewith. During any period which Tenant does not have such subordination, non-disturbance and attornment agreement from the Condominium Board, Landlord shall provide Tenant with any notices of default it receives from the Condominium Board under the Condominium Documents and provide Tenant with the right, upon five (5) days notice to Landlord, to cure such curable defaults to the extent such defaults could reasonably cause a material adverse effect on Tenant’s use and quiet enjoyment of the Premises. Landlord shall reimburse Tenant, upon twenty (20) days written notice to Landlord, for all reasonable costs and expenses incurred by Tenant in connection with Tenant’s curing of any default from the immediately preceding sentence to the extent such default was not caused, in whole or in part, by Tenant. Tenant agrees to subordinate its interest under this Lease to all Superior Leases now or hereafter existing and to all Superior Mortgages now or hereafter existing, and/or any of such leases, whether or not such Superior Mortgages also cover other lands and/or buildings and/or leases, to each and every advance made or hereafter to be made under such Superior Mortgages, and spreaders and consolidations of such Superior Mortgages, provided that, as a condition to such subordination, Tenant, Landlord and the party to whose interest Tenant agrees to subordinate its interest under this Lease shall execute and deliver to each other an “SNDA”, substantially similar in form and substance to the applicable “SNDA’s” attached hereto as Exhibits F and G (either, the “SNDA”).

(b) Tenant and Landlord hereby agree that, in the event (a) the Overlease or any Superior Lease (including a Superior Lease thorough which Landlord derives its leasehold interest) is terminated or (b) Landlord or any Landlord Affiliate (and in each case, any successors and assigns) shall, individually or collectively, become the fee owner of the Landlord Demised Units for any reason, this Lease shall remain in full force and effect as a direct lease between Landlord (or such Landlord Affiliate, as applicable), as fee owner, and Tenant upon all of the terms, covenants, conditions and agreements as set forth in this Lease, and Tenant agrees to be bound thereby and recognize Landlord (or such Landlord Affiliate, as applicable), as fee owner, as its Landlord under this Lease. The terms and provisions of this Lease, including this Section 5.1(b), shall bind any successors or assigns to all or any portion of Landlord’s

Reversionary Interest. After the occurrence of any event described in subclauses (a) or (b) above, Landlord and Tenant shall, upon the request of either party, promptly execute and deliver any reasonable instrument reflecting such event.

5.2 If any act or omission of Landlord would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this Lease, or to claim a partial or total eviction, Tenant shall not exercise such right until (a) Tenant gives notice of such act or omission to Landlord and to each Superior Mortgagee and Superior Lessor whose name and address were previously furnished to Tenant, and (b) if such Superior Mortgagee and/or Superior Lessor shall, within a commercially reasonable time period after such notice, but in no event later than ten (10) Business Days after such notice (or such longer period of time as such Superior Mortgagee or Superior Lessor reasonably requests to make such decision), give Tenant notice of intention to remedy the same then, if Tenant receives such notice of intention, it shall grant a period of time for Superior Mortgagee and or Superior Lessor to remedy such act or omission equal to the period of time to which Landlord is entitled under this Lease, after similar notice, to effect such remedy.

5.3 Tenant covenants and agrees that if for any reason a Superior Lease (including a Superior Lease through which Landlord derives its leasehold estate in the Premises) is terminated, or if the holder of a Superior Mortgage succeeds to the interest of Landlord hereunder, then Tenant will attorn to such holder and will recognize such holder as the Tenant’s Landlord under this Lease, except that such holder shall not be (i) liable for any previous act or omission of Landlord under this Lease, except to the extent (and limited to such extent) such act or omission continues and arises from and after the date that such Superior Mortgagee or Superior Lessor, or any party claiming by, through or under such Superior Mortgagee or Superior Lessor, succeeds to the interest of the prior Landlord, (ii) subject to any offsets or defenses, to the extent the same theretofore accrued to the Tenant against Landlord, (iii) liable for any security deposited by Tenant which has not been transferred to such holder, (iv) bound by any previous prepayment of more than one month’s Rent made without the consent of such holder, other than overpayments in respect of Taxes which such holder has received or for which, and to the extent, such holder has received a refund, (v) bound by any obligation to make any payment to, or on behalf of, the Tenant or provide any services or perform any repairs, maintenance or restoration provided for under this Lease to be performed before the date that such holder succeeded to the interest of Landlord under this Lease or bound by any obligation to make any payment to Tenant with respect to construction performed by, or on behalf of, Tenant at the Premises, except with respect to any such repairs or services to the extent (and limited to such extent) such Landlord obligation hereunder continues and arises from and after the date that such Superior Mortgagee or Superior Lessor, or any party claiming by, through or under such Superior Mortgagee or Superior Lessor, succeeds to the interest of the prior Landlord , and (vi) bound by any modification, amendment or renewal of this Lease (except to the extent expressly provided for herein) made after the date hereof without the consent of any Superior Lessor or Superior Mortgagee of which Tenant has been provided notice. Tenant agrees to execute and deliver, at any time and from time to time, upon the request of Landlord or of the lessor under any such Superior Lease or the holder of any Superior Mortgage any commercially reasonable instrument which may be necessary or appropriate to evidence such attornment. Tenant further waives the provision of any statute or rule of law now or hereafter in effect which may give or purport to give the Tenant any right of election to terminate this Lease or to surrender possession of the Premises in the event any proceeding is brought by the lessor under any Superior Lease or the holder of a Superior Mortgage to terminate the same, and agrees that this Lease shall not be affected in any way whatsoever by any such proceeding, except to the extent permitted (i.e., not prohibited) under any applicable SNDA or other attornment agreement. The provisions of this Section 5.3 shall survive the termination of this Lease.

5.4 If any prospective or actual Superior Mortgagee or Superior Lessor requires any modification of this Lease, Tenant, upon notice thereof from Landlord, shall promptly execute and deliver to Landlord any reasonable instrument accompanying said notice from Landlord to effect such modification if such instrument is in reasonable form and (i) does not adversely affect (other than to a de minimis extent) any of Tenant’s rights under this Lease and (ii) does not increase (other than to a de minimis extent, except with respect to any monetary obligations) any of Tenant’s obligations under this Lease. Any Superior Mortgagee may elect that this Lease shall have priority over its Superior Mortgage and, upon notification to Tenant by such Superior Mortgagee, this Lease shall be deemed to have priority over such Superior Mortgage, regardless of the date of this Lease.

5.5

(a) Tenant hereby acknowledges it has no rights to any development rights, air rights or other comparable rights appurtenant to the Buildings or the Landlord Units, and irrevocably waives all rights it has, if any, in connection with any zoning lot merger or transfer of development rights in respect of the Property, including any rights it has to be a party to, to contest, or to execute, any declaration of restrictions which would cause the Property to be merged with any other zoning lot. By its execution of this Lease, Tenant consents, without any further consideration, to any and every utilization of such rights by Landlord, provided that such utilization does not (other than to a de minimis extent) adversely affect any of Tenant’s rights or obligations hereunder.

(b) This Lease shall be subject and subordinate to those declaration of restrictions or other documents of similar nature and purpose now or hereafter affecting the Property, provided that the same do not (other than to a de minimis extent) adversely affect any of Tenant’s rights or obligations hereunder. Landlord shall not enter into any declarations of restrictions or such similar documents or amend any existing such documents during the Term of this Lease without Tenant’s prior written consent, unless the same do not (other than to a de minimis extent) adversely affect any of Tenant’s rights or obligations hereunder. Subject to the foregoing, Tenant shall promptly execute, acknowledge and deliver any instrument that Landlord reasonably requests in connection with this subsection, such instrument to be in a commercially reasonable form, including, without limitation, instruments merging zoning lots, acknowledgements, consents and instruments in confirmation of Tenant’s waiver and subordination to Landlord’s rights hereunder.

5.6

(a) It is expressly acknowledged that the Premises comprise a portion of the Condominium. Tenant acknowledges that Tenant has received a copy of the Condominium Documents and has had the opportunity to review the same. Tenant shall be bound by, and shall comply with, all of the terms contained in the Condominium Documents which pertain to an occupant of the Condominium, the Landlord Demised Units, the Common Elements, or Tenant Areas, and shall perform all of its obligations under the Condominium Documents relating to such areas. Tenant hereby covenants and agrees that it shall not perform any act, or fail to perform any act, if such performance or failure to perform would constitute a violation or default under any of the Condominium Documents. Landlord hereby covenants and agrees that it shall not perform any act, or fail to perform any act, if such performance or failure to perform would constitute a violation or default under any of the Condominium Documents, which violation or default causes (other than to a de minimis extent) an adverse effect on Tenant’s use and occupancy of the Premises. Without limiting any of Landlord’s rights hereunder, the board of the Condominium (the “Board”) shall have the power to enforce against Tenant the terms of any of the Condominium Documents if the Tenant’s actions are in violation of the Condominium Documents to the extent the same would entitle the Board to enforce such terms of the Condominium Documents against Landlord.

(b) The parties hereby acknowledge and agree that Landlord or a Landlord Affiliate (or its successors and assigns) shall maintain the two seats on the Board not held by RCPI during the term of this Lease, subject to the terms of the Condominium Documents. Landlord covenants and agrees that it shall not (and shall not permit any Landlord Affiliate (or its successors and assigns) to) vote or otherwise agree to amend the Condominium Documents or take any action permitted to Landlord or a Landlord Affiliate (or its successors and assigns) as a Unit Owner under the Condominium Documents, in each case, in a manner that will have an adverse effect (by more than a de minimis amount) on Tenant, Tenant’s rights and obligations under this Lease or its operations at the Premises as of the date hereof, including, without limitation, any broadcasting, signage, exclusivities or other rights of Tenant under the Condominium Documents which Tenant obtains through the Condominium Documents. Notwithstanding the foregoing, Landlord or the applicable Landlord Affiliate (or its successors and assigns) may amend the Condominium Documents to provide for Landlord or such Landlord Affiliate (or its successors and assigns) to retain or change the existing Tower Sign (as defined in the Condominium Documents) (however, for the avoidance of doubt, Landlord or such Landlord Affiliate (or its successors and assigns) shall not permit the Tower Sign to be named other than “GE”, “General Electric Company”, or such other name as GE is then known by). Notwithstanding the foregoing, neither Landlord nor such Landlord Affiliate (or its successors and assigns) shall be responsible for any breach of the Condominium Documents by the Board or any non-performance or non-compliance with any provision thereof by the Board.

(c) Tenant shall, at all times during the term of this Lease, comply with the provisions of the Unit Owners Agreement and the other Condominium Documents applicable to the owner of the Landlord Demised Units, Tenant, the Premises, or other Tenant Areas. Tenant shall provide Landlord with a copy of each formal notice or formal request given or received by Tenant pursuant to the any of the Condominium Documents; provided that no such copy shall be required with respect to normal correspondence and requests with respect to day-to-day operations. Landlord shall provide Tenant with a copy of each formal notice or formal request given or received by Landlord pursuant to the Unit Owners Agreement or any other Condominium Documents that relate to or affect the Premises or other Tenant Areas. For purposes hereof, references in the Unit Owners Agreement to the space comprising the “NBC Units” shall include the space demised to Tenant under this Lease as the Premises. Tenant further agrees to provide Landlord with copies of any and all materials submitted to Tenant by the Board and/or RCPT pursuant to Section 5.03 of the Unit Owners Agreement, and shall provide Landlord a reasonable opportunity to participate in any of the review and consultation rights provided to Tenant thereunder. Landlord agrees to provide Tenant with copies of any and all materials submitted to Landlord by the Board and/or RCPT pursuant to Section 5.03 of the Unit Owners Agreement, and shall provide Tenant a reasonable opportunity to participate in any of the review and consultation rights provided to Landlord thereunder, subject always to the other limitations in this Lease. Landlord shall use commercially reasonable efforts to obtain the right of Tenant to attend, but not vote at, Board meetings. In addition, Landlord shall send a copy to Tenant of all formal notices or requests made by Landlord or received by Landlord under any of the Condominium Documents relating to the Premises or other Tenant Areas; provided that during the last two (2) years of the Term Landlord shall only be required to provide such notices or requests to Tenant to the extent such notices or request relate to information during the Term of this Lease; provided further that Landlord shall have no liability for its failure to provide such copy unless due to Landlord’s bad faith or willful misconduct. In addition, Landlord shall send a copy to Tenant of all minutes of the Condominium Board during the Term of this Lease so long as the sharing of such minutes is consented to by the Condominium Board.

(d) Landlord acknowledges and agrees that Tenant has certain rights as a named party under the Condominium Documents and that, except as otherwise provided in this Lease, Tenant may exercise any and all such rights in its sole discretion and without Landlord’s consent. If any rights or elections under the Unit Owners Agreement run to the benefit of both Landlord and Tenant, to the extent that the exercise of such rights affects (by more than a de minimis amount) Tenant’s use and/or operation of the Premises and/or the Tenant Areas and does not have an adverse effect (by more than a de minimis amount) on the Landlord Units which are not subject to this Lease, then Tenant shall have the option to exercise any such rights on its own behalf, subject to Landlord’s reasonable approval and, if Tenant elects by notice to Landlord or otherwise not to exercise such rights, then Landlord shall have the right in its sole discretion to proceed on Tenant’s behalf, provided Landlord’s actions in connection therewith do not diminish (by more than a de minimis amount) Tenant’s rights under this Lease or the Condominium Documents, increase (by more than a de minimis amount) Tenant’s obligations or liability under this Lease or the Condominium Documents or interfere (by more than a de minimis amount) with Tenant’s use and operation of the Premises or other Tenant Areas. If Landlord so elects to proceed with such right or election after Tenant has indicated its unwillingness to do so, then, provided that such right or election is not required by a Legal Requirement or an Insurance Requirement, Landlord shall be responsible for any incremental costs associated with the Premises that Tenant incurs as a result of any such election by Landlord and Landlord shall indemnify Tenant in connection therewith.

(e) [Intentionally Omitted].

(f) If more than one (1) party owns the fee estate in the Landlord Demised Units or a leasehold estate in the Premises that is superior to Tenant’s leasehold estate, then, unless Landlord agrees to be liable to Tenant for all obligations of Landlord hereunder and to fulfill the role of Landlord Owner designee as described below, notwithstanding the transfer of any Landlord Demised Units, (w) all of the parties that own such fee estate or superior leasehold estate shall be jointly and severally liable for the obligations of Landlord hereunder (the parties that own such fee estate or immediately superior leasehold estate being collectively referred to herein as “Landlord Owners”), (x) the Landlord Owners shall designate one (1) of the Landlord Owners that Tenant has the right to contact from time to time to address day-to-day operation and management issues regarding the Premises (including, without limitation, approvals of Landlord as contemplated by this Lease), (y) each Landlord Owner shall be liable for any Landlord Owners failure to grant an approval to Tenant under this Lease (in cases where (i) Landlord’s consent is not to be unreasonably withheld in accordance with the terms hereof, and (ii) such Landlord Owner unreasonably withholds such consent), and (z) Tenant shall be entitled to rely upon an approval or consent granted by the Landlord Owner designated to address day-to-day issues as provided in clause (x) above. The foregoing provisions are not intended to apply to the IDA to the extent of the IDA’s fee or leasehold interests, except in the event that the IDA succeeds to Landlord’s interest in all or a portion of the Premises to become the direct Landlord under this Lease.

(g) Tenant represents and warrants that, in connection with the Unit Owners Agreement:

(i) The NBC Systems listed on Schedule 3 attached hereto are the only NBC Systems located within the Premises and/or the Landlord Units as of the date hereof. Except as otherwise set forth on Schedule 3 attached hereto, the NBC Systems are directly billed to Tenant for payment.

(ii) Tenant has installed only those rooftop installations described on Schedule 4 attached hereto, and with respect to rooftop installations, now or in the future located on the roof of the Buildings, Tenant shall comply with Article 15 of the Unit Owners Agreement.

(iii) Tenant has exercised its right to maintain exclusive use of only the elevators described on Schedule 5 attached hereto (the “Tenant Elevators”, and the items listed in clauses (i) – (v) above, together with the Exclusive Connectivity, Infrastructure Locations and all similar rights which may in the future be granted to Tenant under the Condominium Documents, collectively referred to herein as the “Special Condominium Facilities”).

(iv) As of the date hereof, the current use of the 52nd and 53rd floors of the East Building does not require use of any of the Special Condominium Facilities, except emergency electricity for the 52nd floor is provided by the UPS system located on the 4th floor of the Premises.

(h) Tenant shall provide Landlord with prior written notice before it exercises any rights under the Unit Owners Agreement to (i) expand those items currently included within the Special Condominium Facilities, or (ii) include other items therein.

(i) With respect to rooftop installations, now or in the future placed on the roof of the Buildings by Landlord, Landlord shall comply with Section 15.03 of the Unit Owners Agreement.

(j) Nothing contained in this Lease shall be deemed to modify any provision of any of the Condominium Documents. Landlord and Tenant acknowledge that (i) the Special Condominium Facilities have been granted to Tenant under the Condominium Documents, and (ii) the use of the Special Condominium Facilities shall continue to be governed by the Condominium Documents, and Landlord shall have no obligation with respect thereto. Tenant shall not use the Special Condominium Facilities in any manner that is expressly prohibited by the terms of this Lease.

ARTICLE 6

QUIET ENJOYMENT

6.1 So long as no Event of Default shall have occurred and be continuing, Tenant shall peaceably and quietly have, hold and enjoy the Premises without hindrance, ejection or molestation by Landlord or any person claiming through or under Landlord, subject to the provisions of this Lease and the Condominium Documents, and to any SNDA and/or any and all documents of record affecting the Landlord Units and the Premises as of the date hereof.

ARTICLE 7

ASSIGNMENT, SUBLETTING AND MORTGAGING

7.1 Tenant shall not, voluntarily, involuntarily, by operation of law or otherwise, except with the prior consent of Landlord, not to be unreasonably withheld, or as otherwise expressly permitted in this Article 7, consummate any Transfer or permit anyone but Tenant, Tenant Affiliates and their employees or Permitted Tenant Parties (as permitted herein) to occupy the Premises or any portion thereof; provided, however, subject to the other terms of this Article 7, Tenant shall also have the right, without Landlord’s consent (but subject to the other provisions of this Article 7), to Transfer this

Lease with respect to the Premises as expressly permitted by Section 7 of the Unit Owners Agreement, provided that (a) Landlord is given notice thereof and the requirements of this Lease and the Unit Owners Agreement have been met and (b) Tenant agrees it shall remain liable, jointly and severally, with any assignee, for the obligations of Tenant under this Lease.

7.2

(a) No Transfer by Tenant shall be permitted if such proposed Transfer would result in a Transfer in excess of the amounts permitted to be Transferred by Tenant as set forth in this Article 7 or the Unit Owners Agreement, nor shall Tenant have the right to enter into any Transfer to any “Landlord Competitor” (as defined herein), except for a Transfer to a Landlord Competitor in connection with a sale or other transfer of all or substantially all of the NBCU Businesses (as defined in the Master Agreement), or of New York Nonstop, WNBC, or the Broadcast Operations Center.

“Landlord Competitor” shall mean Siemens AG, United Technologies Corp., Koninkljke Philips Electronics N.V. and each of their respective affiliates, each with an annual revenue in excess of $100,000,000.

(b) Notwithstanding anything to the contrary in this Article 7, with respect to any Transfer Restrictions under the Unit Owners Agreement, until January 1, 2012, Landlord shall have the sole and exclusive right to use the allocation of square feet that may be Transferred in such years pursuant to the Unit Owners Agreement (including any accumulated rights going forward with respect thereto). With respect to any Square Foot Restrictions under the Unit Owners Agreement, during the balance of the Term, Landlord and Tenant shall share equally the preference, so that each shall be able to use half of the square feet that may be Transferred pursuant to the Square Foot Restrictions under the Unit Owners Agreement during any year (or any two-year period, if such entity does not use its allocation in any given year). Landlord and Tenant agree to use reasonable efforts to cooperate regarding the allocation of such Square Foot Restrictions to the extent either party cannot, or has decided it will not (in its sole discretion), exercise its Transfer rights (with respect to the Square Foot Restrictions).

7.3 If this Lease is Transferred, whether or not in violation of the provisions of this Lease, Landlord may collect rent from the transferee. If the Premises or any part thereof is sublet or occupied by any person other than Tenant, whether or not in violation of this Lease, Landlord may, after default by Tenant beyond applicable notice, grace and cure periods, collect rent from the subtenant or occupant. In either of such events, Landlord shall apply the net amount collected to Base Rent and Additional Rent herein reserved and which are or become due and payable, but no such assignment, subletting, occupancy or collection shall be nor be deemed to be a waiver of any of the provisions of this Article 7, or the acceptance of the assignee, subtenant or occupant as Tenant, or a release of Tenant from the performance by Tenant of Tenant’s obligations under this Lease.

7.4 Any assignment or equivalent Transfer, whether or not Landlord’s consent is required, shall be made only if and shall not be effective until the assignee executes and delivers to Landlord an agreement in form and substance reasonably satisfactory to Landlord whereby the assignee assumes the obligations of Tenant under this Lease (with respect to the Premises or, in the case of the assignment of a portion of the Premises, with respect to one or more or a part of the East Building, the West Building, and/or the Studio Building, as applicable) and whereby the assignee agrees that the provisions of this Article 7 shall, notwithstanding such assignment or Transfer, continue to be binding upon it in respect of all future assignments and Transfers. Notwithstanding any assignment or Transfer, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of Base Rent or Additional Rent by Landlord from an assignee, transferee, or any other person, the original Tenant herein named and any and all assignees and successors in interest of the original Tenant herein named shall remain fully liable (jointly and severally with any immediate or remote assignee and successor in interest, including the then Tenant) for the payment of Base Rent and Additional Rent and for the other obligations of Tenant under this Lease. Notwithstanding anything to the contrary herein, upon any assignment of this Lease, other than an assignment contemplated by Section 7.02(h) of the Unit Owners Agreement and made in accordance with the terms of this Lease, the Renewal Option provided for in Article 32 of this Lease shall be deemed null and void and of no further force or effect.

7.5 The liability pursuant to this Lease of the original Tenant herein named and any immediate or remote assignee and successor in interest of the original Tenant herein named shall not be discharged, released or impaired in any respect by any agreement or stipulation made by Landlord with the then Tenant extending the time of, or modifying any of the obligations under, this Lease (except to the extent any such modification increases the obligations of the then Tenant), or by any waiver or failure of Landlord to enforce any of the obligations of Tenant under this Lease.

7.6 Neither the listing of any name other than that of Tenant, whether on any door of the Premises or the Buildings directory, or otherwise, nor the acceptance by Landlord of any check drawn by a person other than Tenant in payment of Base Rent or Additional Rent, shall operate to vest in any person any right or interest in this Lease or in the Premises, nor shall same be deemed to be the consent of Landlord to any assignment or Transfer of this Lease or to any sublease of the Premises or to the occupancy thereof by any person other than Tenant.

7.7

(a) If Tenant desires to enter into (x) an assignment of this Lease or (y) a sublease of all or a part of the Premises with an expiration date occurring in the final year of the Term, in each case other than in connection with and as part of a sale of the NBCU Businesses, a Transfer permitted pursuant to Section 7.2(a) of this Lease, a Transfer to a Tenant Affiliate or a Permitted Tenant Party (as permitted hereunder), or a Transfer permitted pursuant to Section 7.02(h)(vi) of the Unit Owners Agreement (the included items in either (x) or (y), and including any assignment or sublet in connection with any proceeding under the United States Bankruptcy Code or any federal, state or foreign law of like impact, a “Recapture Transfer”), then Tenant shall be required to comply with the procedures described in this Section 7.7 (the “Recapture Procedure”) and shall promptly deliver to Landlord notice thereof (a “Transfer Notice”), which:

(i) refers expressly to this Section 7.7 and indicates that such notice constitutes a Transfer Notice;

(ii) sets forth a description of the Premises (or, with respect to a proposed sublease only, a portion thereof) that is involved in the Recapture Transfer, including any transfer of or right to use of any of the Special Condominium Facilities proposed in connection therewith (the Premises, or the portion thereof, and such Special Condominium Facilities as are involved in the proposed Recapture Transfer being referred to herein as the “Recapture Space”);

(iii) sets forth the material terms under which Tenant intends to consummate the Recapture Transfer (including, for example, (a) the rental to be paid by a subtenant, (b) the consideration to be paid by or to an assignee, (c) the work allowance to which a subtenant is entitled, (d) the term of a proposed sublease, and (e) the nature and cost of any work that Tenant intends to perform to prepare the Recapture Space for occupancy by the subtenant or assignee); and

(iv) sets forth the date on which Tenant proposes that the term of a Recapture Transfer that constitutes a sublease, or that a Recapture Transfer that constitutes an assignment will occur, as the case may be (such date being referred to herein as the “Tenant Proposed Transfer Date”) (it being understood that the Tenant Proposed Transfer Date shall be no sooner than sixty (60) days, and no later than one hundred eighty (180) days, after the date that Tenant gives the Transfer Notice to Landlord)) (the material terms of a proposed Transfer as set forth in the Transfer Notice being referred to herein as the “Tenant Proposed Transfer Terms”);

(A)

The term “Recapture Notice Date” shall mean the thirtieth (30th) day after the date that Tenant gives the Transfer Notice provided Landlord has elected to deliver the Recapture Lease Termination Notice.

(b) If Tenant gives a Transfer Notice to Landlord, then Landlord shall have the right to terminate this Lease with respect to the Recapture Space, on the terms set forth in this Section 7.7, by giving notice thereof (the “Recapture Lease Termination Notice”) to Tenant not later than the Recapture Notice Date (any such termination of this Lease with respect to the Recapture Space being referred to herein as a “Recapture Termination”). Tenant shall have the right to revoke a Transfer Notice within fifteen (15) days after Landlord has delivered a Recapture Lease Termination Notice with respect to such applicable Transfer Notice, in which event such applicable Transfer Notice and Landlord’s Recapture Lease Termination Notice shall both be deemed null and void.

(c) If (x) Landlord gives to Tenant a Recapture Lease Termination Notice, and (y) the Recapture Space constitutes the entire Premises, then this Lease shall terminate on the Tenant Proposed Transfer Date. If this Lease so terminates on the Tenant Proposed Transfer Date, then Tenant, on the Tenant Proposed Transfer Date, shall vacate the Premises and deliver exclusive possession thereof to Landlord, in accordance with the terms of this Lease that govern Tenant’s obligations upon the expiration or earlier termination of this Lease.

(d) If (x) Landlord gives to Tenant a Recapture Lease Termination Notice with respect to a proposed sublease, and (y) the Recapture Space does not constitute the entire Premises, then:

(i) Tenant shall, at Tenant’s expense, demise the Recapture Space separately from the remainder of the Premises on or prior to the Tenant Proposed Transfer Date;

(ii) from and after the Tenant Proposed Transfer Date, (i) the Base Rent as set forth in Article 1 shall be reduced by an amount equal to the Base Rent that would have been due under this Lease for the applicable portion of the Premises that constitutes the Recapture Space, and (ii) Tenant shall not be liable for Additional Rent with respect to the Recapture Space commencing from and after such date;

(iii) Tenant, on the Tenant Proposed Transfer Date, shall vacate the Recapture Space and at Tenant’s expense deliver exclusive possession thereof to Landlord in accordance with the terms of this Lease that govern Tenant’s obligations upon the expiration or earlier termination of this Lease;

(iv) effective as of the Tenant Proposed Transfer Date, the references in this Lease to the Premises shall be deemed to be references to the Premises, less and except the Recapture Space;

(v) effective as of the Tenant Proposed Transfer Date, this Lease shall be terminated with respect to the Recapture Space, the Premises shall no longer include the Recapture Space and Tenant shall have no further liability to Landlord with respect thereto, except for obligations and liabilities which arose prior to the Tenant Proposed Transfer Date; and

(vi) on the Tenant Proposed Transfer Date, Tenant shall arrange for and document in a manner reasonably satisfactory to Landlord, for the transfer to or use of any Special Condominium Facilities by Landlord (including, without limitation, Tenant Elevators) as set forth in the Transfer Notice, to the extent elected by Landlord to be taken or used, in connection with such termination of this Lease with respect to the Recapture Space, but limited to the extent such transfer or use was described in the Transfer Notice.

7.8 If Tenant delivers a Transfer Notice pursuant to Section 7.7 of this Lease and Landlord does not deliver to Tenant a Recapture Lease Termination Notice pursuant to Section 7.7 of this Lease by the Recapture Notice Date, or if Tenant elects to sublease or assign space which is not subject to the Recapture Procedure, and with respect to a Transfer subject to Section 7.7 of this Lease, Tenant is not in default of any of its monetary obligations or material non-monetary obligations under this Lease beyond any applicable notice, grace and cure periods at the time Tenant gives the Transfer Notice, then Landlord shall not unreasonably withhold, condition or delay Landlord’s consent to a Transfer requiring Landlord’s consent, provided and upon condition that:

(a) Tenant has theretofore instituted the Recapture Procedure for such Recapture Transfer, if applicable;

(b) Tenant submits to Landlord a counterpart of the documents that Tenant intends to use to consummate the proposed Transfer, which have been executed and delivered by Tenant and the proposed assignee or sublessee, and which are subject to no conditions to the effectiveness thereof (other than Landlord’s granting Landlord’s consent thereto);

(c) the proposed assignee or subtenant is engaged in a business and the Premises will be used in a manner permitted by and consistent with the Condominium Documents and this Lease;

(d) GE, GECC, or Landlord is not litigating against or has been threatened in writing with litigation by such proposed assignee or subtenant or its affiliates involving a claim in excess of $10,000,000, within the then prior twelve (12) month period;

(e) the proposed assignee or subtenant is not a Landlord Competitor;

(f) the proposed assignee or subtenant is not acting, directly or indirectly, for or on behalf of any person, group, entity, or nation named by any Executive Order or the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person,” or other banned or blocked person, entity, nation, or transaction pursuant to any law, order, rule, or regulation that is enforced or administered by the Office of Foreign Assets Control and Tenant is not engaged in this transaction, directly or indirectly on behalf of, or instigating or facilitating this transaction, directly or indirectly of behalf of, any such person, group, entity or nation;

(g) if Tenant leases 500,000 square feet of the Premises or less, the proposed assignee or subtenant is not then an occupant of any part of the Landlord Units (unless Landlord does not then have, and does not reasonably anticipate having within the following six (6) months, vacant space in the Landlord Units to offer to such proposed assignee or subtenant that is generally comparable in size, condition, term, views and configuration to the space proposed to be assigned or sublet);

(h) if Tenant leases 500,000 square feet of the Premises or less, neither the proposed assignee or subtenant nor any person or entity which, directly or indirectly, Controls, is Controlled by, or is under Common control with, the proposed assignee or subtenant is then an occupant of any of the Landlord Units, unless Landlord does not then have comparable space available for leasing in any of the Landlord Units;

(i) if Tenant leases 500,000 square feet of the Premises or less, the proposed assignee or subtenant is not a person with whom Landlord is then actively negotiating or in the prior six-month period was negotiating to lease comparable space in the Landlord Units; and

(j) Tenant pays to Landlord on the Tenant Proposed Transfer Date all amounts required under Section 7.9 of this Lease to be paid to Landlord by Tenant in connection with such Transfer.

If the proposed assignment or subletting does not meet each of the foregoing conditions, then Landlord’s consent to such assignment or subletting shall be in its sole and absolute discretion. Landlord shall provide Tenant with its consent or denial of consent within thirty (30) days after Tenant has complied with the requirements listed in this Section 7.8. Tenant shall have the right to provide reasonable evidence to Landlord of such compliance simultaneously with Tenant’s Transfer Notice to Landlord pursuant to Section 7.7 of this Lease so that Landlord’s thirty (30) day response times in Section 7.7 of this Lease and this Section 7.8 run concurrently.

7.9 Except to the extent the same are incurred by Landlord in connection with a Recapture Termination, Tenant shall reimburse Landlord within ten (10) Business Days after demand for any actual, reasonable out-of-pocket costs paid by Landlord to independent third parties in connection with its review in contemplation of consent to any proposed Transfer (including, without limitation, the review and execution of the documents required by the provisions of Section 7.4 of this Lease), whether or not consented to by Landlord, including reasonable attorneys’ fees and disbursements in connection with the granting of any requested consent.

7.10 With respect to any subletting to any subtenant and/or acceptance of Rent or Additional Rent by Landlord from any subtenant or any assignment of this Lease by Tenant as permitted hereunder, (a) Tenant shall remain fully liable for the payment of Base Rent and Additional Rent due and to become due hereunder and for all of the other obligations of Tenant under this Lease and (b) Tenant shall remain fully liable for all acts and omissions of any assignee, licensee or subtenant or any person claiming through or under any assignee, licensee or subtenant that are in violation of any of the obligations of Tenant under this Lease, and any such violation shall be deemed to be a violation by Tenant. Notwithstanding any such assignment or subletting, no other or further assignment or subletting of the Premises by Tenant or any person claiming through or under Tenant shall be made except in compliance with and subject to the provisions of this Article 7. If Landlord declines to give its consent to any proposed Transfer, gives its consent to any Transfer, or if Landlord exercises its option under Section 7.7 of this Lease, Tenant shall indemnify Landlord against liability in connection with any claims made against Landlord by the proposed assignee or subtenant or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed Transfer.

7.11 If (a) Landlord does not cause a Recapture Termination and Landlord consents to a Transfer and (b) Tenant fails to deliver to Landlord a fully-executed document which evidences such Transfer to which Landlord consented within one hundred and eighty (180) days after the giving of such consent, then Tenant shall again be required to comply with the provisions of this Article 7 (as if Tenant had not previously requested such consent) before assigning this Lease or subletting all or any part of the Premises with respect to such specific Transfer.

7.12 In respect of every permitted sublease:

(a) no sublease shall be for a term ending later than the day before the Expiration Date,

(b) no sublease shall be valid, and no subtenant shall take possession of the Premises or any part thereof, until an executed counterpart of such sublease shall have been delivered to Landlord,

(c) each sublease shall provide that, subject to the Subtenant SNDA (as defined below), if applicable, it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and that in the event of termination, reentry or dispossess by Landlord under this Lease, Landlord may, at its option, but subject to the Subtenant SNDA (as defined below), terminate such sublease in connection with such action or take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord’s option, but subject to the Subtenant SNDA (as defined below), attorn to Landlord pursuant to the then executory provisions of such sublease and execute and deliver such instruments as Landlord may reasonably request to evidence and confirm such attornment, except that Landlord shall not be (i) liable for any previous act or omission of Tenant under such sublease, except to the extent (and limited to the extent) such act or omission continues from and after the date that Landlord succeeds to the interest of Tenant, (ii) subject to any offset which had accrued to such subtenant against Tenant, (iii) bound by any previous modification of such sublease not consented to by Landlord or by any prepayment of more than one month’s rent or additional rent, (iv) obligated to make any payment to or on behalf of such subtenant or to perform any repairs or other work in the subleased space or the Landlord Demised Units beyond Landlord’s obligations under this Lease arising after the date Landlord succeeds to the interest of Tenant, or (v) required to account for any security deposit other than to the extent any actually delivered to Landlord,

(d) the rental and other terms and conditions of each sublease shall not contradict in any material respect the Tenant Proposed Transfer Terms, and

(e) Tenant shall not publicly advertise the rental rate or any description thereof to be paid by the proposed subtenant or assignee; provided that the foregoing shall not be intended to prohibit Tenant from listing the space and proposed rental rates on brokerage listings and multiple listing services

(f) Landlord shall deliver to the proposed subtenant a subordination and non-disturbance agreement in favor of the proposed subtenant, substantially in the form attached hereto as Exhibit H (a “Subtenant SNDA”); provided that such sublease (i) is for a term in excess of four (4) years, (ii) demises two (2) full floors or more and (iii) provides, throughout its term, or during the time Landlord recognizes a subtenant as Landlord’s direct Tenant, all rent payable under such sublease per annum is not less than all Rent payable under this Lease with respect to the subleased premises.

7.13 If Tenant enters into any assignment or sublease (other than an assignment or subletting to a Tenant Affiliate or to a Permitted Tenant Party, as permitted hereunder), Tenant shall in consideration therefor pay to Landlord fifty percent (50%) of all Profits, as and when received. For purposes of this Section, the following definitions shall apply:

“Profits” shall mean:

(i) in the case of an assignment, an amount equal to all sums and other consideration payable to Tenant by the assignee for or by reason of, or in connection with, such assignment (including sums paid for the sale or rental of Tenant’s property, less, in the case of a sale thereof, the then fair market value thereof) after first deducting the Transaction Expenses (as defined herein) in connection with such transaction amortized on a straight-line basis over the remaining Term in accordance with GAAP; or

(ii) in the case of a sublease any consideration payable under the sublease to Tenant by the subtenant which exceeds on a per square foot basis the Base Rent and Additional Rent accruing during the term of the sublease in respect of the subleased space (together with any sums payable for the sale or rental of Tenant’s personal property used in the subleased premises, less, in the case of the sale thereof, the then fair market value thereof, or, in the case of a lease thereof, the then fair market rental value thereof) after the Transaction Expenses in connection with such transaction amortized on a straight-line basis over the term of such sublease in accordance with GAAP. For the purpose of this subsection, the determination of amounts due Landlord in connection with a sublease shall be made in respect of each sublease on an individual basis.

“Transaction Expenses” shall mean (i) reasonable third party brokerage fees, paid or to be paid in connection with such transaction and, in the case of any sublease, any actual costs incurred by Tenant in separately demising the sublet space, legal fees and architectural fees, (ii) the value of any free rent granted to the assignee or subtenant, (iii) the actual cost of improvements or Changes or allowances made or paid for by Tenant for the purpose of preparing that part of the Premises for the occupancy of the assignee or subtenant, (iv) any payments required to be, and actually made, by Tenant in connection with such assignment or sublease for any real property transfer tax, transfer gains tax or similar tax of the United States or the City or State of New York (other than any income tax), (v) in the case of a sublease, the costs of Tenant in connection with the supply of electricity or HVAC or any other utilities or other services provided to the subtenant and (vi) all other reasonable costs incurred by Tenant directly related to the transaction.

7.14 If Tenant at any time requests Landlord to sublet the Premises for Tenant’s account, Landlord (which shall have no obligation to pursue such subletting), shall be authorized to receive keys for such purpose without releasing Tenant from any of its obligations under this Lease, and Tenant hereby releases Landlord of and from any liability for loss or damage to any Tenant’s Property in connection with such subletting, unless due to the gross negligence or willful misconduct of Landlord or any person gaining access through Landlord, and provided Landlord exercises reasonable care to prevent damage to Tenant’s Property and the Premises.

7.15 Notwithstanding anything in this Lease to the contrary, without Landlord’s consent, at any time during the Term and provided that at such time any monetary or material non-monetary Event of Default has been, or simultaneously is, cured, Tenant may grant a Leasehold Mortgage provided that each leasehold mortgagee is an Institutional Lender and that such Leasehold Mortgage is permitted under the Condominium Documents. Landlord shall reasonably cooperate with Tenant, at Tenant’s expense, in connection therewith; provided, however, Landlord need not join in, or subordinate Landlord’s interest in the Landlord Units to, any Leasehold Mortgage and such Leasehold Mortgage shall in no event attach to Landlord’s interest in the Landlord Units. No Leasehold Mortgage shall reduce any party’s rights or obligations under this Lease except to a de minimis extent. If Tenant defaults, then Landlord shall so notify all permitted leasehold mortgagees who have notified Landlord in writing of their status as a permitted leasehold mortgagee and their notice address. Each shall have the right to cure such default in order of priority. Landlord shall not terminate this Lease for Tenant’s default unless and until Landlord has given all such leasehold mortgagees notice of such default and the same amount of time as afforded for the relevant default in this Lease in which to cure it. If it cannot reasonably be cured within such time, then each leasehold mortgagee shall have such additional time as it shall reasonably require, so long as it is proceeding with reasonable diligence and continues to pay all Rent, up to a maximum of thirty (30) additional days. For any default that cannot be cured without possession of the Premises, Landlord shall allow such additional time as the leasehold mortgagees shall reasonably require to prosecute and complete a foreclosure or equivalent proceeding and obtain such possession so long as Landlord continues to receive all Rent in accordance with the terms of this Lease. If a leasehold mortgagee completes a foreclosure of this Lease, then Landlord shall waive any noncurable defaults. No notice given by Landlord to Tenant of a default hereunder shall be effective against a leasehold mortgagee unless Landlord has given a copy of it to such leasehold mortgagee. If this Lease terminates because of Tenant’s default or because Tenant rejects it in bankruptcy or similar proceedings, then Landlord shall upon request enter into a new lease with the most senior leasehold mortgagee on the same terms and with the same priority as this Lease for the remainder of the Term, provided it is legally able to do so. Landlord shall not accept a voluntary surrender of this Lease without consent by all leasehold mortgagees. Any such amendment, modification, change, cancellation, termination, waiver, or surrender shall not bind any leasehold mortgagee or its successors or assigns unless made with such leasehold mortgagee’s consent. No leasehold mortgagee shall have any personal liability under this Lease unless and until it becomes Tenant under this Lease. Landlord shall, upon request by any leasehold mortgagee, certify in writing that this Lease is in full force and effect, whether this Lease has been amended, that to Landlord’s knowledge Tenant is not in default, and the date through which rent has been paid. The provisions of this Section 7.15 shall be subject in all respects to the Condominium Documents.

7.16 No assignment or other Transfer of this Lease and the term and estate hereby granted, and no subletting of all or any portion of the Premises (in each case whether or not Landlord’s consent is required thereto) nor Recapture Termination shall relieve Tenant of its liability under this Lease or of the obligation to obtain Landlord’s prior consent to any further assignment, other Transfer or subletting to the extent such consent is required under the terms of this Lease.

ARTICLE 8

COMPLIANCE WITH LEGAL AND INSURANCE REQUIREMENTS

8.1 Tenant and Landlord shall give prompt notice to the other of any notice it receives of the violation of any Legal Requirements or Insurance Requirements in respect of the Premises or the use or occupancy thereof. During the term of this Lease, Tenant shall, at Tenant’s sole cost and expense, be responsible for complying with all Legal Requirements and Insurance Requirements applicable to the Premises or occupancy thereof, or related to any Changes, additions or improvements constructed by Tenant within the Premises. Tenant shall have the right to contest any such Legal Requirement or Insurance Requirement to the extent provided by, and in accordance with, Section 5.02(d) of the Unit Owners Agreement.

8.2 In the event that any Change is required with respect to the Premises as a result of Tenant’s particular manner of use or occupancy of the Premises, other Tenant Areas, other Special Condominium Facilities or any other portion of the Property to comply with Legal Requirements or Insurance Requirements, or any Change is required outside of the Premises by reason of Tenant’s use or occupancy of the Premises, in either case, such Change shall be made by Tenant at its sole cost and expense; provided however that Tenant shall not be solely responsible (as distinguished from its pro rata liability for such expenses as Tenant hereunder) for any Change to a Building Common Element unless (i) such Building Common Element is a Special Condominium Facilities or Tenant is otherwise responsible for all costs associated with such Building Common Element pursuant to the Unit Owners Agreement or (ii) such Change is necessary because of Tenant’s specific use of the Premises, other Tenant Areas, such Building Common Elements or Special Condominium Facilities or other portions of the Property. For the avoidance of doubt, the parties agree that Tenant shall only pay its pro rata share for any Change that is required with respect to the Premises in order to comply with Legal Requirements or Insurance Requirement, to the extent such Change is also required for all comparable office space or studio space in Manhattan, as the case may be. In addition, except as provided below, Tenant shall not be obligated to pay for any Change that requires a capital expenditure with a useful life determined in accordance with GAAP of greater than the then remaining Term or Renewal Term, if applicable. If any such Change does require capital expenditures for improvements with a useful life determined in accordance with GAAP of greater than the then remaining Term or Renewal Term, if applicable, then (i) for any Change that is necessary (x) because of Tenant’s specific use of the Premises, other Tenant Areas, Building Common Elements or Special Condominium Facilities or other portions of the Property (other than general office use or general studio use) or (y) because of any affirmative act of Tenant, Tenant shall pay for the cost of such Change at the time the Change is made and (ii) for all other Changes, Tenant shall have the option of either (a) paying Landlord in full, as Additional Rent, its pro rata share of such expenditure at the time of such expenditure, based on the length of the then remaining Term or Renewal Term, if applicable, as compared to the useful life of the improvement, as determined in accordance with GAAP, or (b) paying to Landlord, the annual amortized cost of the GAAP useful life of such improvement, plus interest at a market interest rate for an investment grade entity, such amount to be paid to Landlord in monthly installments as Additional Rent for the remainder of the Term and the Renewal Term, if applicable.

8.3 Tenant shall not cause or permit any Hazardous Materials to be used, stored, generated or disposed of in, on or about the Premises by Tenant, its agents, employees, contractors or invitees, except for such Hazardous Materials as are necessary to Tenant’s business. A current list of Hazardous Materials stored at the Premises by Tenant as of the Commencement Date is attached as Exhibit I; and such Hazardous Materials are approved for use at the Premises by Landlord. With respect to Hazardous Materials referenced in the preceding sentence (“Permitted Materials”), and except as noted below, Tenant shall also be permitted, without notice to Landlord, to bring in, use, store and dispose of any Hazardous Materials with similar constituents, for similar uses, as Permitted Materials. With respect to the Hazardous Materials listed on the attached Exhibit J (such Hazardous Materials, “Ultrahazardous Materials”) in all instances Tenant shall provide written notice to Landlord to the extent practicable prior to, but in all events no later than 5 Business Days after, causing or permitting any Ultrahazardous Material, which is not a Permitted Material, to be used, stored, generated or disposed of in, on or about the Premises by Tenant, its agents, employees, contractors or invitees. Any Hazardous Materials permitted on the Premises as hereinabove provided, and all containers thereof, shall be used, kept, stored and disposed of in a manner that complies with all Environmental Laws. Tenant shall indemnify and hold harmless Landlord from any and all claims, damages, fines, judgments, penalties, costs, expenses or liabilities (including, without limitation, any and all sums paid for settlement of claims, attorneys’ fees, consultant and expert fees) arising during or after the Term for or in connection with the use, storage, generation or disposal of Hazardous Materials in, on or about the Premises by Tenant, Tenant’s agents, employees, contractors or invitees. On request by Landlord (but no more often than annually beginning one year from the Commencement Date), Tenant shall notify Landlord in writing of any additions to the Hazardous

Materials stored on the Premises other than (i) Hazardous Materials previously described on Exhibit I, or (ii) Hazardous Materials with similar constituents for similar uses as those previously described on Exhibit I. Tenant shall provide to Landlord copies of all communications received by Tenant with respect to any Legal Requirements relating to Hazardous Materials, and/or any claims made in connection therewith. Landlord or its agents may perform environmental inspections of the Premises at any time, but upon reasonable notice to Tenant and in compliance with the Landlord Access Provisions except, in either case, in case of Emergency.

8.4 Except to the extent such items are not required to be maintained by the Condominium, Tenant shall maintain in good order and repair the sprinkler, fire-alarm and life-safety system in the Premises in accordance with this Lease, the Rules and Regulations (if applicable), the Unit Owners Agreement and all Legal Requirements and Insurance Requirements. If the New York Property Insurance Underwriting Organization or any governmental authority or any of Landlord’s insurers requires or recommends any modifications and/or alterations to be made or any additional equipment to be supplied in connection with the sprinkler system or fire alarm and life-safety system serving the Buildings by reason of Tenant’s business, any Changes performed by Tenant or the location of any partitions in the Premises, Tenant’s Property, or other contents of the Premises, Tenant shall make such modifications and/or alterations, and supply such additional equipment, in accordance with Article 11, and at Tenant’s sole cost and expense. Any Changes that have a useful life beyond the remainder of the Term (including any exercised Renewal Terms) shall be paid by Tenant in accordance with the terms of Section 8.2 of this Lease.

8.5 Tenant shall not do or fail to do any act at any time which shall or may render the Landlord Units liable to any mechanics’ lien or other lien and if such lien or liens be filed against the Landlord Units, or any part thereof, Tenant shall, at Tenant’s own cost and expense, promptly remove the same of record, by bond or otherwise, within thirty (30) days after receiving written notice of the filing of such lien or liens. If Tenant shall fail to remove such lien or liens within such time period, Landlord may, but shall not be obligated to, upon five (5) Business Days’ notice to Tenant, cause any such lien or liens to be removed of record by payment or bond or otherwise, as Landlord may elect, and Tenant will reimburse Landlord for all reasonable out-of-pocket costs and expenses incidental to the removal of any such lien or liens incurred by Landlord including, but not limited to, reasonable counsel fees.

ARTICLE 9

INSURANCE

9.1 Tenant shall not violate or permit the violation of any Insurance Requirements and shall not do, or permit anything to be done, or keep or permit anything to be kept in the Premises which is prohibited by this Lease and/or the Condominium Documents, or which would increase the potential liability (by more than a de miminis amount) or any insurance rate in respect of insurance maintained by Landlord over the rate which would otherwise then be in effect, or coverage that would otherwise be available, or which would result in an insurance company refusing to insure all or any part of the Property or any contents thereof in amounts reasonably satisfactory to Landlord, or which would result in the cancellation of or the assertion of any defense by the insurer in whole or in part to claims under any policy of insurance maintained by Landlord.

9.2 If, by reason of (a) any failure of Tenant to comply with the provisions of Article 8 or Section 9.1, (b) Tenant’s use of the Premises in a manner not permitted by this Lease, or (c) any cause or condition created by or at the instance of Tenant, including, without limitation, the making of or failure to make any required Changes or repairs, the premiums on any insurance maintained by Landlord shall be higher than they otherwise would be, Landlord shall give Tenant notice of such occurrence, and Tenant shall reimburse Landlord within ten (10) Business Days after demand as an Additional Charge for that part of such premiums attributable to such failure on the part of Tenant. A schedule or “make up” of rates for any insurance maintained by Landlord issued by the New York Property Insurance Underwriting Association or other similar body making rates shall be conclusive evidence of the facts therein stated and of the several items and charges in the insurance rate then applicable to such insurance. Upon knowledge thereof, Landlord shall endeavor to give Tenant reasonably prompt notice of any potential risk of such increases, and at Tenant’s request and at Tenant’s expense, Landlord shall cooperate with Tenant to reduce or eliminate such increases, including permitting Tenant a reasonable period of time to cure the offending matters.

9.3 Tenant shall at all times during the term of this Lease maintain insurance coverage as required by Article 8 of the Unit Owners Agreement and the Condominium Documents (but in no event less than the coverage currently in place as of the Commencement Date) with respect to the Landlord Demised Units, and the Special Condominium Facilities, and any other or additional coverage as may be reasonably required by Landlord (but only to the extent that such other or additional coverage is then being customarily required by owners of comparable first class office buildings and studio space in Manhattan to be maintained by tenants of space similar in size, location and construction to the Premises). Liability coverage obtained by Tenant shall insure the indemnifications provided by Tenant under Sections 16.3 and 22.6 of this Lease. With respect to the general liability insurance, it shall be on an occurrence basis against claims for personal injury, bodily injury, death and/or property damage occurring in or about the Buildings or Landlord Demised Units, under which Tenant is named as the insured and Landlord and any Superior Lessors and any Superior Mortgagees whose names have been furnished to Tenant are named as additional insured (only to the extent liability arises out of Tenant’s obligations hereunder or its use and occupancy of any portion of the Buildings) (collectively, the “Insured Parties”). Such insurance shall provide primary coverage without contribution from any other insurance carried by or for the benefit of the insured parties and the additional insured (only to the extent liability arises out of Tenant’s obligations hereunder or its use and occupancy of any portion of the Buildings). The minimum limits of liability applying exclusively to the Premises shall be a combined single limit with respect to each occurrence in an amount of not less than $10,000,000 per occurrence.

9.4 Tenant shall cause the Insured Parties to be named as an “additional insured” on such other Tenant liability insurance policies required to be maintained pursuant to the terms of this Lease (only to the extent liability arises out of Tenant’s obligations hereunder or its use and occupancy of any portion of the Buildings). All insurance required to be carried by Tenant (i) shall contain a provision that (x) no act or omission of Tenant shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained, and (u) such insurance shall be noncancellable and/or no material change in coverage shall be made thereto unless the Landlord receives thirty (30) days’ prior notice of the same, by certified mail, return receipt requested, and (ii) shall be effected under valid and enforceable policies issued by reputable insurers permitted to do business in the State of New York and rated in Best’s Insurance Guide, or any successor thereto as having a “Best’s Rating” of “A-” or better and a “Financial Size Category” of at least “VIII” or better or, if such ratings are not then in effect, the equivalent thereof or such other financial rating as Landlord may at any time consider appropriate. On or prior to the Commencement Date, Tenant shall deliver to Landlord appropriate certificates of insurance, including evidence of waivers of subrogation required to be carried pursuant to this Article 9 and that the Insured Parties are named as additional insureds (only to the extent liability arises out of Tenant’s obligations hereunder or its use and occupancy of any portion of the Buildings) (upon the request of Landlord, Tenant shall make copies of such policies available for inspection by Landlord). Evidence of such renewal shall be delivered by Tenant to Landlord at least ten (10) days prior to the expiration of the policies. Tenant will deliver to Landlord a certification from Tenant’s insurance company on the form currently designated “Acord 28” (Evidence of Commercial Property Insurance) and “Acord 25-S” (Certificate of Liability Insurance), or the equivalent, provided that attached thereto is an endorsement to Tenant’s commercial general liability policy naming the Insured Parties as additional insureds (only to the extent liability arises out of Tenant’s obligations hereunder or its use and occupancy of any portion of the Buildings), which shall be binding on Tenant’s insurance company, and which shall expressly provide that such certification (i) conveys to the Insured Parties all the rights and privileges afforded under the policies, as primary insurance, and (ii) contains an unconditional obligation of the insurance company to advise all Insured Parties in writing by certified mail, return receipt requested, at least thirty (30) days in advance of any termination of or change to the policies that would affect the interest of any of the Insured Parties.

9.5 Each party shall have included in each of its all risk property policies (insuring the Landlord Demised Units and Landlord’s property therein in the case of Landlord, and insuring Tenant’s Property in the case of Tenant) a waiver of the insurer’s right of subrogation against the other party (including all Insured Parties) or, if such waiver is unobtainable or unenforceable, (a) an express agreement that such policy shall not be invalidated if the insured waives the right of recovery against any party responsible for a loss covered by the policy before the loss, or (b) any other form of permission for the release of the other party. If such waiver, agreement or permission is not, or ceases to be, obtainable from either party’s then current insurance company, the insured party shall so notify the other party promptly after learning thereof, and shall use its best efforts to obtain same from another insurance company, without thereby incurring any liability or expense not expressly provided for in this Lease. If such waiver, agreement or permission is obtainable only by payment of an additional charge, the insured party shall so notify the other party promptly after learning thereof, and the insured party shall not be required to obtain said waiver, agreement or permission unless the other party pays the additional charge therefor. Each party hereby releases the other in respect of any claim (including a claim for negligence) which it might otherwise have against the other for loss, damage or destruction of or to its property to the extent to which it is insured under a policy containing a waiver of subrogation or express agreement that such policy shall not be invalidated or permission to release liability, as provided above in this Section; provided, however, that the releases contained herein shall be limited by and coextensive with the terms and provisions of the waiver of subrogation clause or endorsements or clauses or endorsements consenting to a waiver of right of recovery, and such releases shall not apply and shall be of no force or effect in the case of any claim resulting from the gross negligence or willful misconduct of either Tenant or Landlord, as applicable. If notwithstanding the recovery of insurance proceeds by either party for loss, damage or destruction of or to its property, the other party is liable to the first party in respect thereof or is obligated under this Lease to make replacement, repair, restoration or payment, then, provided the first party’s right of full recovery under its insurance policy is not thereby prejudiced or otherwise adversely affected, the amount of the net proceeds of the first party’s insurance against such loss, damage or destruction shall be offset against the second party’s liability to the first party therefor, or shall be made available to the second party to pay for replacement, repair or restoration, as the case may be. Nothing contained in this Section 9.5 shall be deemed to (i) relieve either party of any duty imposed elsewhere in this Lease to repair, restore or rebuild or (ii) nullify any abatement or reduction of rents provided for elsewhere in this Lease.

9.6 Landlord may from time to time, but not more frequently than once every year, require that the amount of commercial general liability insurance to be maintained by Tenant under Section 9.3 of this Lease be reasonably increased to an amount not in excess of the amount then customarily required by owners of comparable first class office buildings in Manhattan to be maintained by tenants of space similar in size, location and construction to the Premises.

ARTICLE 10

RULES AND REGULATIONS

10.1 Tenant shall and shall cause its subtenants and licensees, and its and their respective directors, officers, partners, employees, agents, contractors and invitees, to observe and comply with the rules and regulations attached to the Declaration in accordance with the terms of the Condominium Documents and any other such rules and regulations instituted by the Board with respect to the Center, the Buildings and/or the Landlord Units (collectively, the “Rules and Regulations”).

ARTICLE 11

CHANGES

11.1 Tenant shall not make any Change except in accordance with Section 6.01 of the Unit Owners Agreement and, in each case and notwithstanding any other provision of this Lease, subject to Landlord’s consent for Material Changes, which consent shall not be unreasonably withheld, conditioned or delayed. All other Changes, other than Material Changes, shall not require Landlord consent and shall be solely governed by the Unit Owners Agreement. Before proceeding with any Material Change, Tenant shall submit to Landlord, for Landlord’s approval (which shall not be unreasonably withheld, conditioned or delayed) scaled and dimensioned plans and specifications for the work to be done prepared by a registered architect or licensed professional engineer (provided that, for Material Changes for which plans are not required to be filed with the New York City Department of Buildings, a reasonably detailed description of the Material Changes reasonably satisfactory to Landlord may be submitted in lieu of plans and specifications), and Tenant shall not proceed with such work until it obtains such approval. Failure by Landlord to respond within 20 days after Tenant’s request for an approval on Material Changes shall entitle Tenant to submit a second request with the following written in bold letters on top of the first page of the request “Approval shall be deemed granted by Landlord if it does not reply to this request within 10 Business Days.” Failure of Landlord to respond within such 10 Business Day period shall be deemed to be Landlord’s approval of the same. Tenant shall pay to Landlord, as Additional Rent, the reasonable out-of-pocket costs and expenses paid by Landlord to any independent third-party professionals hired by Landlord for the purpose of (i) reviewing any plans and specifications for Material Changes (notwithstanding whether such plans and specifications are submitted to Landlord before, on or after the date of this Lease), (ii) inspecting the Material Changes to determine whether the same are being performed in accordance with the approved plans and specifications and all Legal Requirements and Insurance Requirements, including the fees or cost of any independent third-party architect, engineer or draftsman for such purposes and (iii) any and all other Landlord expenses incurred in connection therewith. All of the foregoing shall be paid by Tenant within twenty (20) days after Landlord’s demand and after Landlord submits to Tenant reasonable supporting documentation therefore. Any review or approval by Landlord of any plans or specifications in respect of any Material Change is solely for Landlord’s benefit and without any representation or warranty to Tenant as to the adequacy, correctness or efficiency thereof or as to the compliance of such plans and specifications with Legal Requirements or Insurance Requirements. Tenant, at its expense, shall, as and when required, promptly obtain certificates of partial and final approval of any Changes (whether Material Changes or not) required by any governmental authority and shall, within thirty (30) days after completion of any Changes, furnish Landlord with copies thereof, together with “as-built” plans for all Material Changes prepared on any AutoCAD Computer Assisted Drafting and Design System (or such other system or medium as Landlord may accept), using naming conventions issued by the American Institute of Architects in June 1990 (or such other naming conventions as Landlord may accept) and magnetic computer media of such record drawings and specifications translated in DXF format to the extent prepared, or another format reasonably acceptable to Landlord.; provided that Tenant’s obligations to provide such “as-built” plans in such formats shall only apply if Tenant had such drawings prepared in such formats.

11.2 Tenant, at its expense, shall obtain all necessary governmental permits and certificates for the commencement and prosecution of Changes and for final approval thereof upon completion, and shall cause Changes to be performed in compliance therewith and with all applicable Legal Requirements and Insurance Requirements. Landlord shall cooperate promptly, as reasonably requested by Tenant, in obtaining all such permits, certificates and approvals, and Tenant shall pay any actual, reasonable out-of-pocket expenses paid by Landlord to independent third parties in connection therewith. Changes shall be performed in a good and workerlike manner, using new materials and equipment equal in quality and class to those found in “first class” office buildings and/or studio space in Manhattan and shall be diligently performed to completion. Material Changes shall be performed by contractors, construction managers, subcontractors, architects and/or engineers selected by Tenant, subject to Landlord’s approval, such approval not to be unreasonably withheld, conditioned or delayed. Those professionals listed on Schedule 6 hereto are acceptable to Landlord as of the date hereof. Material Changes performed by Tenant’s contractors, construction managers, subcontractors architects and/or engineers shall be performed in such a manner as not to violate union contracts affecting the Property, or to create any work stoppage, picketing, labor disruption or dispute or any unreasonable interference with the business of Landlord or any tenant or occupant of the Building. In addition, Changes shall be performed in such a manner as not to otherwise unreasonably interfere with or delay and as not to impose any material additional expense upon Landlord in the construction, maintenance, repair, operation or cleaning of the Landlord Units, and if any such material additional expense is incurred and payable by Landlord as a result of Tenant’s performance of Changes, Landlord shall endeavor to notify Tenant within two (2) Business Days after Landlord’s first knowledge of same, and Tenant shall pay such additional expense to Landlord, as Additional Rent, within ten (10) Business Days after demand. Throughout the performance of Changes, Tenant shall carry, or cause its contractors to carry, workers’ compensation insurance in statutory limits, “Builder’s Risk” insurance on an “all risk” basis, where reasonably appropriate given construction industry standards for the scope of work being performed and reasonably satisfactory to Landlord, and commercial general liability insurance, with completed operations endorsement, including “permission to complete and occupy”, for any occurrence in or about the Landlord Units, under which Landlord and its managing agent (if any) and any Superior Lessors and any Superior Mortgagees whose names and addresses were furnished to Tenant shall be named as additional insureds (only to the extent liability arises out of Tenant’s obligations hereunder or its use and occupancy of any portion of the Buildings), in such limits as reasonably appropriate given construction industry standards for the scope of work being performed. Tenant shall furnish Landlord with reasonably satisfactory evidence that such insurance is in effect before the commencement of Changes. If any Changes involve the removal of any fixtures, equipment or other property in the Premises which are not Tenant’s Property (as defined in Section 12.2 of this Lease) or originally paid for by Tenant, and such fixtures, equipment or other property were previously in good working order and operational, then such fixtures, equipment or other property shall be promptly replaced at Tenant’s expense with new fixtures, equipment or other property of like utility and at least equal value.

11.3 Tenant, at its expense, shall promptly procure the cancellation or discharge, by bond or otherwise, of all notices of violation or liens arising from or otherwise resulting from Changes to the Premises, or any other work, labor, services or materials done for or supplied to Tenant (other than those supplied or performed by Landlord) or any person claiming through or under Tenant which are issued by the Department of Buildings of the City of New York or any other public authority having or asserting jurisdiction. Tenant shall indemnify Landlord against liability in connection with any and all mechanics’ and other liens and encumbrances filed in connection with Changes, or any other work, labor, services or materials done for or supplied to Tenant or any person claiming through or under Tenant (other than those supplied or performed by Landlord), including security interests in any materials, fixtures or articles so installed in the Premises.

11.4 Before proceeding with any Change that will cost more than $10,000,000, as estimated by a reputable contractor designated by Landlord, Tenant shall furnish to Landlord one of the following (as selected by Tenant) (i) a cash deposit, (ii) a performance bond and a labor and materials payment bond (issued by a corporate surety licensed to do business in New York reasonably satisfactory to Landlord) or (iii) an irrevocable, unconditional, negotiable letter of credit, issued by a bank and in a form reasonably satisfactory to Landlord; each to be equal to one hundred and ten percent (110%) of the cost of the Changes, estimated as set forth above. Any such letter of credit shall be for one year and shall be renewed by Tenant each and every year until thirty (30) days after the Changes in question are completed and shall be delivered to Landlord not less than thirty (30) days prior to the expiration of the then current letter of credit, failing which Landlord may present the then current letter of credit for payment and hold it as a cash deposit hereunder. Upon (A) the completion of the Changes in accordance with the terms of this Article 11 and (B) the submission to Landlord of (x) proof evidencing the payment in full for said Changes and (y) written unconditional lien waivers of mechanics’ liens and other liens on the Landlord Units or the Buildings from all contractors performing said Changes, the security deposited with Landlord (or the balance of the proceeds thereof, if Landlord has drawn on the same) shall be promptly returned to Tenant. Upon Tenant’s failure to properly perform, complete and fully pay for any Changes, as reasonably determined by Landlord, Landlord may, upon prior written notice to Tenant, draw on the security deposited under this Section 11.4 to the extent Landlord deems necessary in connection with said Changes, the restoration and/or protection of the Premises or the Landlord Units and the payment of any costs, damages or expenses resulting therefrom. Notwithstanding the foregoing, so long as Tenant (i) has a financial rating at “Investment Grade” or better, or (ii) is owned twenty-five percent (25%) or more by Landlord or a Landlord Affiliate, then Tenant shall be exempt from complying with the provisions of this Section 11.4.

11.5 Tenant shall pay, as Additional Rent, all costs due in connection with any Elective Capital Improvements and other Changes and attributable to the Premises and other Tenant Areas in accordance with Section 8.02 or Section 8.04 of the

Unit Owners Agreement, as applicable; provided that Landlord shall provide Tenant with written notice of all such Elective Capital Improvements (including copies of all information delivered in connection therewith to Landlord pursuant to Section 8.02 or Section 8.04, as applicable, of the Unit Owners Agreement), and if Tenant notifies Landlord within twenty (20) days of receipt of such notice that it does not approve of such Elective Capital Improvement and Landlord is able to prevent such Elective Capital Improvement from being performed or charged to Tenant, then Tenant shall not be required to pay for the same. If Landlord is not able to prevent such Elective Capital Improvement from being performed, then (i) if such Elective Capital Improvement is for improvements with a useful life determined in accordance with GAAP of less than the then remaining Term and the Renewal Term, if applicable, then Tenant shall pay the cost thereof as Landlord or Tenant is billed therefor or (ii) if such Elective Capital Improvement is for improvements with a useful life determined in accordance with GAAP of greater than the then remaining Term and the Renewal Term, if applicable, then Tenant shall have the option of either (a) paying Landlord in full, as Additional Rent, its pro rata share of such expenditure at the time of such expenditure, based on the length of the then remaining Term and the Renewal Term, if applicable, as compared to the useful life of the improvement, determined in accordance with GAAP, or (b) paying to Landlord, the annual amortized cost of the GAAP useful life of such improvement, plus interest at a market interest rate for an investment grade entity, such amount to be paid to Landlord in monthly installments as Additional Rent for the remainder of the Term.

11.6 Landlord may, from time to time and at its sole cost and expense and without reimbursement from Tenant, make such Changes, as Landlord deems necessary or desirable for the maintenance or upgrade of portions of the Landlord Units comprising the Premises. In connection therewith, Landlord may take all materials into the Premises reasonably required for the performance of such work provided that (a) the level of any Buildings Services shall not decrease (other than to a de minimis extent) from the level provided under this Lease as a result thereof and (b) Tenant is not deprived of reasonable and safe access to the Premises. Landlord shall use reasonable efforts to minimize interference with Tenant’s use and occupancy of the Premises during the performance of such work, provided that Landlord shall have no obligation to employ contractors or labor at overtime or other premium pay rates or to incur any other overtime costs or additional expenses unless such interference (i) changes, alters or interferes with access to the Premises (except to a de minimis extent), (ii) threatens the health and safety of any occupant of the Premises or (iii) interferes with Tenant’s ability to conduct its business in the Premises (except to a de minimis extent). Landlord acknowledges the continuous, time sensitive and critical nature of certain media production operations performed by Tenant at the Premises, including, without limitation, live and taped broadcasting, on-air systems, live and taped studio shows, distribution and communications systems and equipment and production and other broadcast or production related operations and services, (collectively, “Production Critical Operations”). To the extent Landlord requests access to any portion of the Premises absent an Emergency, Tenant shall notify Landlord within twenty four (24) hours whether such portion of the Premises contains Production Critical Operations. If such portion of the Premises contains Production Critical Operations, Tenant shall, within seventy two (72) hours of the initial request for access to the

Premises by Landlord, allow Landlord and such parties contemplated above access into such portion of the Premises so long as a representative of Tenant is present during such access, and such access does not (other than to a de minimis extent) interfere with Production Critical Operations. Without limiting the foregoing, absent an Emergency, in no event shall Landlord knowingly operate or handle any device in the Premises that could control, interfere with, or in any way disrupt any Production Critical Operations, including, without limitation, any device, system or subsystem that in any way, either directly or indirectly, could have any effect on Tenant’s on-air systems, services or performances. There shall be no abatement of Base Rent or Additional Rent or allowance to Tenant for a diminution of rental value, no actual or constructive eviction of Tenant, in whole or in part, no relief from any of Tenant’s other obligations under this Lease, and no liability on the part of Landlord (provided Landlord has complied with this Section 11.6) by reason of inconvenience, annoyance or injury to business arising from Landlord or others performing any such work. Any such work which affects Tenant’s use of the Premises shall be prosecuted to completion by Landlord as expeditiously as reasonably practicable. To the extent any of the foregoing activities requires access to the Premises, Landlord shall give Tenant such prior notice as is reasonable in the circumstances subject further to all Landlord Access Provisions described in Section 15.3 of this Lease.

11.7 Tenant acknowledges that the Premises are subject to the jurisdiction of the Landmarks Preservation Commission (“LPC”). In accordance with Sections 25-305, 25-306, 25-309 and 25-310 of the Administrative Code of the City of New York and the rules set forth in Title 63 of the Rules of the City of New York, any demolition, construction, reconstruction, Change or minor work as described in such Sections and such rules may not be commenced within or at the Premises without the prior written approval of the LPC. Tenant agrees to comply with the LPC to the extent applicable to the Premises, including, without limitation, by obtaining any and all required approvals in connection with any Change performed by Tenant in the Premises (in addition to any consent required from Landlord hereunder). Landlord agrees, at Tenant’s cost and expense, to reasonably cooperate with Tenant in Tenant’s efforts to procure any such approvals. Nothing in this Section 11.7 is intended to modify any other requirements in this Lease with respect to Changes.

ARTICLE 12

LANDLORD’S AND TENANT’S PROPERTY;

REMOVAL AT END OF TERM

12.1 All fixtures, equipment, improvements and appurtenances, including utility lines and equipment, attached to or built into the Premises before or after the Commencement Date, whether by or at the expense of Landlord or Tenant, shall be and remain a part of the Premises, and upon the expiration or earlier termination of the Term shall be deemed the property of Landlord and shall not be removed by Tenant except as provided in Section 12.2 of this Lease. All fixtures, equipment, improvements and appurtenances, including utility lines and equipment, attached to or built into the Premises or other Tenant Areas before or after the Commencement Date at the expense of

Tenant, including Special NBC/Designee Property, shall be deemed owned by Tenant until the expiration or earlier termination of the Term.

12.2 Notwithstanding anything to the contrary contained in this Lease, all movable partitions, business and trade fixtures, machinery and equipment, communications equipment and office and studio equipment, whether or not attached to or built into the Premises, which are, or were, installed in the Premises by Tenant (or Tenant’s predecessor in interest as tenant under this Lease, the Original Lease or the Existing Lease) and which can be removed without structural damage to any Building, and all furniture, furnishings and other articles of movable personal property owned by Tenant, or any predecessor in interest thereto, and located in the Premises and any Special NBC/Designee Property (collectively, “Tenant’s Property”) shall be and shall remain the property of Tenant throughout the Term and may be removed by Tenant at any time during the Term, provided that if any Tenant’s Property is installed or removed, Tenant shall repair or pay the cost of repairing any damage to the Premises or to any Buildings resulting from the installation and/or removal thereof, other than repainting and purely decorative repairs. At or before the Expiration Date, or within thirty (30) days after an earlier termination date of this Lease, Tenant, at its expense, shall remove from the Premises all Tenant’s Property, and Tenant shall repair any damage to the Premises and the Buildings resulting from any installation and/or removal of such Tenant’s Property, such repair to be that which is customary and reasonable assuming that Landlord intends to demolish the interior installation in the Premises after the Expiration Date; provided, however, that Landlord shall have the right to require Tenant to so repair and restore any damage to the Buildings caused by the installation or removal of such Tenant’s Property to the same condition existing on the Commencement Date (subject to ordinary wear and tear) and not merely to the condition that is customary and reasonable assuming that Landlord intends to demolish the interior installation in the Premises after the Expiration Date or such earlier termination date) if (x) Landlord then intends, in good faith, to use or make available for use to third parties such interior installation after the Expiration Date or such earlier termination date, and (y) Landlord gives notice thereof to Tenant on or prior to the ninetieth (90th) day before the Expiration Date or within ten (10) days of such earlier termination date. Any items of Tenant’s Property which remain in the Premises after the Expiration Date, or after thirty (30) days following an earlier termination, may, at the option of Landlord, be deemed to have been abandoned, and in such case such items may be retained by Landlord as its property or disposed of by Landlord without accountability in such manner as Landlord shall determine, at Tenant’s expense. Notwithstanding anything to the contrary contained in this Article 12, Tenant shall have the right to remove the portions of the pipes and adjacent cement block wall located in the closet on the 6th floor of the Studio Building as more particularly described on Exhibit K (the “Muppet Closet”) provided that such removal does not adversely effect the Building Systems or the structural integrity of the Buildings (except during the removal and replacement of the Muppet Closet); provided further that Tenant repairs and restores any damage to the Buildings caused by such removal of the Muppet Closet to the same condition (absent the artwork being removed) existing on the Commencement Date. Tenant shall obtain the permission of the Condominium Board prior to the removal of the Muppet Closet and such removal must otherwise comply with all applicable Legal Requirements.

12.3 On the Expiration Date or earlier termination date of this Lease, Tenant shall leave the Premises in broom cleaned condition (meaning free of rubbish and trash) but will not be required to restore the Premises, except with respect to any Change or Qualified Change performed on or after the date hereof for television production, studio, broadcast communication and media transmission, cafeteria, gym and any slab penetrations involving more than 750 square feet or other use that would not readily be usable as office space by a third party, which Landlord agreed at the time of installation for removal at Lease expiration (collectively, “Specialty Alterations”), provided, however that no renovation, upgrade, update, replacement or repair of any portion of the Premises currently used for television production, studio, broadcast communication, media transmission, cafeteria or gym shall be designated a Specialty Alteration if such Change does not alter the use of such portion of the Premises, or does not make it more expensive for Landlord to restore or demolish, provided that if any such renovation, upgrade, update, replacement or repair shall make it more expensive for Landlord to restore such portion of the Premises than it would have been had such activity not taken place then, if Tenant agrees to pay said incremental costs and expense of the Landlord, then such renovation, upgrade, update, replacement or repair shall not constitute a Specialty Alteration. Unless Landlord notifies Tenant at the time of Landlord’s approval of plans and specifications that any Specialty Alteration does not have to be removed, then Tenant shall, at its expense, remove such Specialty Alterations not later than such scheduled Expiration Date or within thirty (30) days after the date of any earlier termination of this Lease and shall repair any damage to the Premises or the Buildings arising from such removal to the condition that is customary and reasonable assuming that Landlord intends to demolish the interior installation in the Premises after the Expiration Date or such earlier termination date of this Lease; provided, however, that Landlord shall have the right to require Tenant to so repair and restore any damage to the Buildings caused by the installation or removal of such Specialty Alterations to the condition in which they were delivered to Tenant on the Commencement Date (subject to ordinary wear and tear) and not merely to the condition that is customary and reasonable assuming that Landlord intends to demolish the interior installation in the Premises after the Expiration Date or such earlier termination date of this Lease) if (x) Landlord then intends, in good faith, to use or make available to third parties such interior installation after the Expiration Date, and (y) Landlord gives notice thereof to Tenant on or prior to the ninetieth (90th) day before the Expiration Date or within ten (10) days after such earlier termination date of this Lease. If Tenant fails to comply with its obligations under Section 12.2 of this Lease or this Section 12.3, then Landlord may perform such obligations on behalf of Tenant, provided the reasonable cost and expense of any such removal and the cost of repairing any damage to the Premises or the Buildings arising from such removal, shall be paid by Tenant to Landlord, as Additional Rent, within twenty (20) days after demand (and such obligation shall survive the expiration or earlier termination of this Lease). All Changes other than Specialty Alterations may remain in the Premises upon the expiration or earlier termination of this Lease. The provisions of this Section 12.3 shall survive the scheduled Expiration Date or earlier termination of this Lease.

12.4 At Landlord’s election, prior to or upon expiration of this Lease, Tenant shall reasonably cooperate with Landlord to provide for an orderly transition of the ownership, use and operation of the NBC Systems and Special NBC/Designee Property to Landlord, including, without limitation, consulting with Landlord and its representatives with respect to the NBC Systems and Special NBC/Designee Property, and delivering to Landlord all contracts, service manuals, permits, licenses, inspection certificates, warranties, related equipment and other similar items related thereto in Tenant’s possession; provided that (i) the foregoing shall not be intended to require Tenant to cease, reduce or in any manner curtail Tenant’s operations or systems prior to the Expiration Date and (ii) any period after the Expiration Date during which Tenant is reasonably cooperating with Landlord in connection with such transition shall not be deemed holdover and Tenant shall have no obligation to pay any Rent after the Expiration Date with respect to such transition cooperation occurring after such date even if Tenant or its employees or equipment are still in the Premises due to such transition. Any of Tenant’s out of pocket costs and expenses required in connection with such transition shall be paid by Landlord. Tenant shall have the option to transfer the NBC Systems and all other Special Condominium Facilities in connection with a permitted Transfer in accordance with Article 7 and otherwise in accordance with the Condominium Documents, and subject to the provisions of this Article 12. If Landlord elects to not so have all or any portion of the NBC Systems and Special NBC/Designee Property transferred to Landlord, with respect to the portion not so transferred, Tenant shall be responsible for any removal and/or restoration obligations under the Condominium Documents with respect to such non-transferred portions of the Special Condominium Facilities.

ARTICLE 13

REPAIRS AND MAINTENANCE

13.1 Tenant shall maintain and repair the Premises and the Special Condominium Facilities at its sole cost and expense and in accordance with Section 5.01 of the Unit Owners Agreement. For the avoidance of doubt, except to the extent set forth in this Lease and/or to the extent damage is caused by Landlord or tenants or licensees of Landlord, Landlord shall have no maintenance or repair obligations with respect to the Premises, the Landlord Units, any of the Buildings or any portion thereof, or any Building Systems.

13.2 Neither Landlord nor any Landlord Affiliate shall have any liability to Tenant, nor shall Tenant’s obligations under this Lease be reduced or abated in any manner, by reason of any inconvenience, annoyance, interruption or injury to Tenant’s business arising from Landlord’s or the Board’s making any repairs or Changes which the Board or Landlord, as applicable, is permitted to make under this Lease or the Condominium Documents (provided that with respect to Changes made by Landlord, the same are made in accordance with the applicable provisions of this Lease).

13.3 Notwithstanding Sections 13.1 and 13.2 of this Lease, if Tenant has any claim or dispute against the Board in connection with the Board’s repair and maintenance obligations to repair any part of the Buildings including the Premises, then to the extent Landlord’s participation in such dispute is required pursuant to the terms of the applicable Condominium Document, then Landlord agrees to act on Tenant’s behalf in such dispute, provided Tenant pays Landlord’s expenses and indemnifies Landlord in connection therewith.

ARTICLE 14

UTILITIES AND BUILDING SERVICES

14.1 Tenant shall have sole responsibility for all Building Services exclusively serving the Premises and billings for such Building Services, regardless of whether billed by Landlord, the Condominium or directly to Tenant, from a master meter or otherwise, including, without limitation, electricity and heating, ventilation and air conditioning (“HVAC”). Landlord shall cooperate reasonably with Tenant in connection with Tenant’s making arrangements to participate in any incentive programs provided at any time and from time to time by the utility company serving the Buildings (or such other supplier of electricity with which Tenant contracts). Landlord shall cooperate reasonably with Tenant in arranging Tenant’s participation in any such incentive programs in a manner that allows Tenant to realize the entire benefit thereof. Tenant shall pay to Landlord an amount equal to the out-of-pocket costs incurred by Landlord in so cooperating with Tenant, within twenty (20) days after Landlord’s request therefor from time to time.

14.2 Tenant acknowledges that elevator usage, building access, business hours, overtime, cleaning services, security, and life safety systems with respect to the Premises shall be as established by and provided for pursuant to the terms of the Condominium Documents.

14.3 Tenant shall have the right to access and use of the Buildings lobbies in a manner consistent with its use of such lobbies as of the date hereof, subject to and to the extent permitted by the Condominium Documents.

14.4 Landlord and Tenant acknowledge that Tenant has the right to use and access certain Buildings parking in accordance with the terms of the Condominium Documents, including Section 5.02(e) of the Unit Owners Agreement. Landlord is not responsible for the provision or maintenance of any such parking, and has no obligation to ensure such parking remains available to Tenant, subject, however, to Landlord’s obligations under Section 29.4 of this Lease.

14.5 For the avoidance of doubt, the parties acknowledge that Landlord has no obligation to provide any Building Services or other services (and no liability for any interruption of any Building Services or other services) to Tenant with respect to the Premises, other Tenant Areas, the Landlord Demised Units, the Buildings or the Common Elements and that all such services are provided pursuant to the Condominium Documents or otherwise. If Tenant shall have any claim or dispute relating to the provision of such services, such claim or dispute shall be directed to the Board (or as otherwise required by the Condominium Documents), and in no event shall Landlord have any liability or obligation with respect thereto, subject, however, to Landlord’s obligations under Section 29.4 of this Lease to the extent Landlord’s participation in such dispute is required pursuant to the terms of the applicable Condominium Document.

14.6 Landlord shall not be liable in any way to Tenant for any failure, defect or interruption of, or change in the supply, character and/or quantity of any Building Services furnished to the Premises for any reason except if attributable to the negligence or willful misconduct of Landlord, nor shall there by any allowance to Tenant for a diminution of rental value, nor shall the same constitute an actual or constructive eviction of Tenant, in whole or in part, or relieve Tenant from any of its Lease obligations, and no liability shall arise on the part of Landlord by reason of inconvenience, annoyance or injury to business whether any Building Service is provided by public or private utility or by any generation system owned and operated by the Condominium.

14.7 Landlord reserves the right to suspend any service when necessary, by reason of Emergencies, or for repairs, alterations or improvements (including work) which, in Landlord’s reasonable judgment, are necessary or appropriate until such Emergency shall cease or such repairs, alterations or improvements (including work) are completed, and Landlord shall not be liable to Tenant for any interruption, curtailment or failure to supply services. Landlord shall use reasonable efforts to notify Tenant of such suspension of service, but shall have no liability to Tenant if it fails to give such notice. Landlord shall use reasonable efforts to restore such service, remedy such situation and minimize any interference with Tenant’s business as expeditiously as possible, provided that Landlord shall have no obligation to employ contractors or labor at overtime or other premium pay rates, or to incur any other overtime costs or additional expenses whatsoever unless such interference (i) interferes with access to the Premises (except to a de minimis extent), (ii) materially interferes with Tenant’s ability to conduct its business or (iii) threatens the health an safety of any occupant in which event Landlord shall incur overtime or premium costs. The exercise of any such right or the occurrence of any such failure by Landlord shall not (a) constitute an actual or constructive eviction, in whole or in part, (b) entitle Tenant to any compensation, abatement, or diminution of Base Rent or Additional Rent, (c) relieve Tenant from any of its obligations under this Lease, or (d) impose any liability upon Landlord by reason of inconvenience to Tenant, or interruption of Tenant’s business, or otherwise.

ARTICLE 15

ACCESS, NOTICE OF OCCURRENCES, WINDOWS,

AND NO DEDICATION

15.1 All parts (except surfaces facing the interior of the Premises) of all walls, windows and doors bounding the Premises, all balconies, terraces and roofs adjacent to the Premises, all space in or adjacent to the Premises used for shafts, stacks, stairways, mail chutes, conduits and other mechanical facilities, Buildings systems, Buildings facilities and common areas are not part of the Premises, and Landlord shall have the use thereof and access thereto through the Premises for the purposes of Buildings operation, maintenance, alteration and repair. Notwithstanding the foregoing,

Tenant shall continue to have the right to use such above listed areas of the Property to the extent permitted by, and in a manner consistent with, Legal Requirements, Insurance Requirements and the Condominium Documents, and in the manner currently used by Tenant and the Permitted Tenant Parties (including the exclusive right to use the same where the same are otherwise currently used by Tenant exclusively). Without limiting the foregoing, Tenant shall have the right to use (and to permit Permitted Tenant Parties to use) the fire stairs serving the Premises, for purposes of permitting personnel to move among the floors of the Buildings that comprise the Premises (such fire stairs being referred to herein as the “Fire Stairs”). Tenant shall use (or permit other Permitted Tenant Parties to use) the Fire Stairs only to the extent permitted by, and in a manner that is consistent with, Legal Requirements. Tenant shall not have the right to use the Fire Stairs in a manner that prevents free passage therein from floors of the Buildings above the Premises. Nothing contained in this Section 15.1 diminishes Landlord’s right to make installations in the Fire Stairs to limit Tenant’s ability to gain access to portions of the Buildings (other than the Premises) from the Fire Stairs. Tenant shall not have the right to perform any Alterations in the Fire Stairs (except that Tenant shall have the right to install, (x) a security system in the Fire Stairs that seeks to prevent unauthorized persons from entering the Premises from the Fire Stairs, and (y) reasonable finishes in the Fire Stairs (such as floor covering, paint and lighting)).

15.2

(a) Landlord, Landlord’s agents and utility service providers servicing the Landlord Units may, with the prior written consent of Tenant, not to be unreasonably withheld or delayed (except in the case of Emergency in which case no prior consent is necessary), erect, use and maintain concealed ducts, pipes and conduits in and through the Premises provided such use does not cause the Premises to be reduced beyond a de minimis amount. Any pipes, ducts or conduits installed in or through the Premises, to the extent reasonably practicable, taking into account the nature of the space through which such pipes, ducts and conduits are to be run, shall enter or be concealed behind, beneath or within the existing partitioning, columns ceilings or floors located in the Premises or completely furred at points immediately adjacent to existing partitioning columns or ceilings located in the Premises. Such parties shall not have the right to install any such ducts, pipes or conduits in the Premises as contemplated above unless the installation of any such ducts, pipes or conduits, and the use thereof, does not have a material and adverse effect on either Tenant’s Changes (including, without limitation, the aesthetics thereof), or Tenant’s use or otherwise creates a material risk of interference (other than to a de minimis extent) with Tenant’s Production Critical Operations and occupancy of the Premises for the conduct of Tenant’s business. Subject to the express limitations in subsections (b) through (d) below, as well as the Landlord Access Provisions, Landlord and any other party designated by Landlord and their respective agents shall have the right to enter the Premises at all reasonable times, with the prior written consent of Tenant, not to be unreasonably withheld (except in the case of Emergency in which case no prior consent is necessary) (i) to examine the Premises, (ii) to show the Premises to prospective purchasers, mortgagees, Superior Mortgagees and/or Superior Lessors, (iii) during the last twenty-four (24) months of the Term, to show the Premises to prospective tenants and their respective agents and representatives or (iv) to perform Changes to the Premises or the Landlord Units as provided in this Lease (x) as Landlord may deem necessary or appropriate, (y) which Landlord may elect to perform following Tenant’s failure to perform after notice and the applicable grace period (except no notice shall be required in case of Emergency), or (z) to comply with any Legal Requirements or Insurance Requirements, and Landlord shall be allowed to take all material into the Premises that may be required for the performance of such work without the same constituting an actual or constructive eviction of Tenant in whole or in part and without any abatement of Rent.

(b) Except in an Emergency or in cases where Landlord reasonably believes the activities being conducted in the Secure Areas (as defined below) give rise to a default hereunder, Tenant shall not be required to permit the access to Landlord or any other parties contemplated in subsection (a) above into portions of the Premises that Tenant designates from time to time as an area (a) to which Tenant otherwise limits access to only particular employees who have a particular need to gain access to such areas, and (b) contains materials, infrastructure or equipment in respect of which Tenant has a substantial interest in limiting access thereto (any such area designated by Tenant from time to time being referred to herein as a “Secure Area”, and collectively the “Secure Areas”); provided, however, Tenant will allow Landlord and such parties contemplated in subsection (a) above access into a Secure Area if (i) Landlord provides no less than seventy-two (72) hours prior notice to Tenant as to such request for access, (ii) a representative of Tenant is present during such access, (iii) such access does not (other than to a de minimis extent) interfere with Production Critical Operations and (iv) no such access shall be made during taping or rehearsals. As of the date hereof, such Secure Areas shall include areas shown on Exhibit L attached to this Lease. Tenant shall have the right to provide Landlord with notices, from time to time, updating Exhibit L to reflect additional Secure Areas (and, if applicable removing areas of the Premises that are no longer Secure Areas); provided that in no event may Tenant designate a portion of the Premises as a “Secure Area” unless such additional portion contains facilities or operations that are similar in nature or function to the facilities or operations conducted in Secure Areas on the date hereof.

(c) Landlord shall not exercise Landlord’s rights under this Section 15 to install any wet pipes in, over or under a Secure Area, unless (x) such location is the only practical and available location therefor, and (y) Landlord takes all commercially necessary steps (in accordance with good construction practice) to protect the applicable Secure Area. If any wet pipes are located over any area which are subsequently designated by Tenant as Secure Areas, then Tenant, at Tenant’s sole cost and expense, shall have the right to relocate such wet pipes to a suitable alternate location, in accordance with good construction practice and otherwise in accordance with the provisions of this Lease, and subject to Landlord’s prior approval thereof (which approval Landlord shall not unreasonably withhold, condition or delay).

(d) Any work performed or installations made pursuant to this Article 15 shall be made with due diligence and otherwise pursuant to the provisions of this Lease. Landlord shall (i) promptly repair any damage to the Premises, Tenant Areas, or Tenant’s Property (including, without limitation, any finish work in the Premises)

caused by the work or installations as described in this Section 15, (ii) take reasonable care to safeguard the affected portion of the Premises, Tenant Areas, or Tenant’s Property, (iii) upon completion of such activity, restore the portion of the Premises, Tenant Areas, or Tenant’s Property that are the subject of such activity to substantially the condition existing before such activity, and (iv) not cause a reduction in the usable area of the Premises (other than to a de minimis extent).

15.3 During any access to the Premises by Landlord or its employees, agents, contractors, invitees or licensees under this Lease for any permitted purpose, except in an Emergency (i) such party so entering upon the Premises must give Tenant reasonable prior notice as to such access, (ii) such party so entering upon the Premises shall at all times be accompanied by a representative of Tenant and (iii) such party so entering upon the Premises shall cause as little inconvenience, annoyance and disturbance to Tenant as may be reasonably possible under the circumstances and shall comply with all reasonable safety, security and crisis management policies, as applicable, and procedures as may then be in effect with respect to Tenant’s operations in the Premises of which Landlord is aware. Except in an Emergency, in no event may such access interrupt Production Critical Operations or be made during taping or rehearsals without the consent of Tenant. Landlord shall have no obligation to employ contractors or labor at overtime or other premium pay rates, or to incur any other overtime costs or additional expenses whatsoever unless such interference (i) materially interferes with access to the Premises, (ii) materially interferes with Tenant’s ability to conduct its business or (iii) threatens the health or safety of any occupant in which event Landlord shall incur overtime or premium costs. The exercise of any such right or the occurrence of any such failure by Landlord shall not (a) constitute an actual or constructive eviction, in whole or in part, (b) entitle Tenant to any compensation, abatement, or diminution of Base Rent or Additional Rent, (c) relieve Tenant from any of its obligations under this Lease, or (d) impose any liability upon Landlord by reason of inconvenience to Tenant, or interruption of Tenant’s business, or otherwise; provided the foregoing shall not relieve Landlord of its obligation to access the Premises in exercising its rights hereunder in accordance with the terms of Section 11.6 and 15.3 of this Lease, as applicable. The provisions of this paragraph are referred to as the “Landlord Access Provisions.”

15.4 If at any time any windows of the Premises are temporarily darkened or obstructed by reason of any repairs, improvements, maintenance and/or cleaning in or about the Buildings, or are permanently darkened or obstructed due to Legal Requirements or Insurance Requirements, or if any part of the Buildings other than the Premises and such common areas as are reasonably required for reasonable and customary access to the Premises is temporarily or permanently closed or inoperable due to Legal Requirements or Insurance Requirements or by the Board under the Condominium Documents, any such occurrence shall not be deemed an actual or constructive eviction and shall have no effect upon Tenant’s obligations under this Lease. Notwithstanding the foregoing, (a) Landlord shall not temporarily darken or obstruct any windows of the Premises unless and only for so long as is reasonably necessary for such repairs, improvements, maintenance and/or cleaning and (b) Landlord shall not permanently darken or obstruct any windows of the Premises unless required by Legal Requirements or Insurance Requirements. Without limiting the foregoing, Landlord shall not have the right to install any signage, billboards or other similar elements designed for purposes of promotion on the exterior of the Buildings which interferes with the views from the windows of the Premises. Tenant agrees that all signs of Landlord as of the date hereof do not violate the foregoing restriction.

15.5 Tenant shall give prompt notice to Landlord of any of the following of which Tenant obtains actual knowledge: (a) any occurrence in or about the Premises for which Landlord is reasonably likely to be liable, (b) any fire or other casualty in the Premises, (c) any damage to or defect in the Premises, including the fixtures, equipment and appurtenances thereof, for the repair of which Landlord is reasonably likely to be responsible, and (d) any material damage to or defect in any part of the Building’s sanitary, electrical, sprinkler, heating, ventilating, air conditioning, plumbing, elevator or other systems in or passing through the Premises.

15.6 If an excavation is made upon land adjacent to or under the Building, or is authorized to be made, Tenant, upon reasonable advance notice, shall afford to the person causing or authorized to cause such excavation, license to enter the Premises for the purpose of performing such work as said person reasonably deems necessary or desirable to preserve and protect the Buildings from injury or damage and to support same by proper foundations, and same shall not be deemed an actual or constructive eviction and shall have no effect on Tenant’s obligations under this Lease. Landlord shall use commercially reasonable efforts to cause such person to endeavor to minimize interference with Tenant’s access to, or operations in, the Premises.

ARTICLE 16

NON-LIABILITY AND INDEMNIFICATION

16.1

(a) Neither Landlord nor any Superior Lessor nor any Superior Mortgagee (as applicable) shall be liable to Tenant for any loss, injury or damage to Tenant or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss, unless caused by or resulting from the gross negligence, willful misconduct or breach of this Lease by Landlord, the Superior Lessor, the Superior Mortgagee or their respective agents, contractors, invitees or employees. Notwithstanding any other provisions in this Lease to the contrary, neither Landlord nor any Superior Lessor nor any Superior Mortgagee shall be liable for any damage caused by other tenants or persons in, on or about the Landlord Units or Buildings.

(b) Any Building employee to whom any property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant’s agent with respect to such property and neither Landlord nor its agents shall be liable for any damage to such property, or for loss of or damage to any property of Tenant by theft or otherwise (other than in the performance of Landlord’s obligations hereunder or to the extent deriving from gross negligence or willful misconduct on the part of Landlord (or an employee of Landlord acting within the scope of his or her employment)). Except to the extent deriving from gross negligence or willful misconduct on the part of Landlord, and subject to the mutual waivers contained in Section 9.5 of this Lease, Landlord shall not be liable for any injury or damage to persons or property or interruption of Tenant’s business resulting from fire or casualty, any damages caused by other tenants or persons in the Buildings or by construction of any private, public, or quasi-public work, or any latent defect in the Premises or in the Buildings.

16.2 Notwithstanding any provision to the contrary, the liability of Landlord for Landlord’s obligations under this Lease shall be limited to Landlord’s interest in the Landlord Units comprising the Premises and the proceeds thereof (including, without limitation, insurance and condemnation proceeds, security deposits which become the property of Landlord, escrows which become the property of Landlord, Landlord’s interest in this Lease, and the proceeds from any sale or other disposition of the Property), and Tenant shall not look to any other property or assets of Landlord or the property or assets of any direct or indirect partner, member, manager, shareholder, director, officer, principal, employee or agent of Landlord (collectively, the “Parties”) in seeking either to enforce Landlord’s obligations under this Lease or to satisfy a judgment for Landlord’s failure to perform such obligations; and none of the Parties shall be personally liable for the performance of Landlord’s obligations under this Lease, and if in violation of the foregoing Tenant acquires a lien on or interest in any other properties or assets by judgment or otherwise, Tenant shall promptly release such lien or interest in such other properties and assets by executing, acknowledging and delivering to Landlord an instrument to that effect prepared by Landlord’s attorneys.

16.3 Tenant shall indemnify and save harmless Landlord, Landlord Affiliates and their respective agents against and from (a) any and all claims, costs or expenses (including, but not limited, to reasonable counsel fees) (i) to the extent resulting from (x) the conduct or management of the Premises or of any business therein or any act or omission of Tenant, its permitted subtenants, Permitted Tenant Parties, patrons or licensees or its or their employees, agents or contractors at the Property (other than that which is caused by Landlord’s gross negligence or willful misconduct), or (y) any work or thing whatsoever done, or any condition created (other than by Landlord, a Landlord Affiliate or any agent, employee, licensee or invitee of Landlord or a Landlord Affiliate, as the case may be, but including any work done by Landlord or a Landlord Affiliate for Tenant’s account in curing a default by Tenant hereunder, if any, and also including work done by or on behalf of Tenant and consented to by Landlord) in or about the Premises or any of the other Tenant Areas during the term of this Lease, or (ii) arising from any negligent or willful misconduct of Tenant or any of its permitted subtenants, patrons or licensees or its or their employees, agents or contractors or any other Permitted Tenant Party, and (b) all reasonable costs, expenses and liabilities actually incurred in connection with each such claim or action or proceeding brought thereon. In case any action or proceeding be brought against Landlord or any Landlord Affiliate by reason of any such claim, Tenant, upon notice from Landlord, shall, from time to time at the request of Landlord or such Landlord Affiliate, pay all of Landlord’s or such Landlord Affiliate’s reasonable costs and expenses incurred to resist and defend such action or proceeding. Tenant shall also indemnify Landlord or the applicable Landlord Affiliate with respect to a termination of the Sign Period during the Initial Term of this Lease due to Tenant’s default under this Lease including, without limitation, all costs required to reacquire such signage rights. With respect to any matter for which Tenant shall indemnify Landlord or a Landlord Affiliate hereunder, Landlord or such Landlord Affiliate shall not settle or compromise such matter without the consent of Tenant, such consent not to be unreasonably withheld, and if Tenant shall not be resisting and defending such action or proceeding, Landlord or such Landlord Affiliate, upon notice to Tenant, may resist or defend any such action or proceeding, at Tenant’s expense (it being understood that Landlord or such Landlord Affiliate shall use counsel reasonably satisfactory to Tenant, and Landlord’s or Landlord Affiliate’s insurance company counsel shall be deemed satisfactory). Tenant shall have no obligation to indemnify or hold harmless Landlord, Landlord Affiliates and their respective agents pursuant to this paragraph to the extent that any of such claim of a third party results from the gross negligence or willful misconduct of Landlord, Landlord Affiliates or their respective agents.

16.4 Landlord shall indemnify and save harmless Tenant and its agents against and from (a) any and all claims, costs or expenses (including, but not limited, to reasonable counsel fees) arising from any gross negligence or willful misconduct or bad faith acts of Landlord or GECC or its or their employees, agents or contractors and (b) all reasonable costs, expenses and liabilities actually incurred in connection with each such claim or action or proceeding brought thereon. In case any action or proceeding is brought against Tenant by reason of any such claim, Landlord, upon notice from Tenant, shall, from time to time at the request of Tenant, pay all of Tenant’s reasonable costs and expenses incurred to resist and defend such action or proceeding. With respect to any matter for which Landlord shall indemnify Tenant hereunder, Tenant shall not settle or compromise such matter without the consent of Landlord, such consent not to be unreasonably withheld, and if Landlord shall not be resisting and defending such action or proceeding, Tenant upon notice to Landlord may resist or defend any such action or proceeding, at Landlord’s expense (it being understood that Tenant shall use counsel reasonably satisfactory to Landlord, and Tenant’s insurance company counsel shall be deemed satisfactory). Landlord shall have no obligation to indemnify or hold harmless Tenant and its agents pursuant to this paragraph to the extent that any of such claim of a third party results from the gross negligence or willful misconduct of Tenant, Tenant Affiliates or their respective agents.

16.5 If any claim, action or proceeding is made or brought against a party indemnified under Sections 16.3 or 16.4 of this Lease (“Indemnitee”), then upon demand by Indemnitee, the indemnifying party (“Indemnitor”), at Indemnitor’s sole cost and expense, shall resist or defend such claim, action or proceeding in Indemnitee’s name, if necessary, by the attorneys for Indemnitor’s insurance carrier (if such claim, action or proceeding is covered by insurance), or otherwise by such attorneys as Indemnitee shall approve, which approval shall not be unreasonably withheld, conditioned or delayed, and Indemnitee shall cooperate, at no cost to itself unless reimbursed by Indemnitor, with Indemnitor’s counsel or such insurance carrier, in the defense of such claim. Indemnitee shall not enter into any settlement of any such claim without the prior written consent of Indemnitor. Indemnitee shall notify Indemnitor promptly of any claim, action or proceeding made or brought against Indemnitee as to which indemnification may be sought hereunder. If Indemnitee shall fail to timely notify Indemnitor of a claim and, as a result of such failure, Indemnitor’s insurance coverage is prejudiced, or Indemnitor is otherwise materially prejudiced in the defense of such claim, Indemnitor shall be released from its obligation to indemnify Indemnitee, but only to the extent of such prejudice. The Indemnitor shall not, in the defense of such claim, action or proceeding, consent to the entry of any judgment or award, or enter into any settlement, except in either event with the prior consent of each Indemnitee, which consent shall not be unreasonably withheld or delayed. To the extent any Indemnitee declines to consent to a bona fide offer of settlement or compromise proposed by Indemnitor which fully exonerates the Indemnitee, provides for no admission of guilt by the Indemnitee and which does not have an adverse affect on Indemnitee’s reputation, the Indemnitor shall continue to defend, but the amount of such offer of settlement shall be the limit of the Indemnitor’s liability with respect to such claim, action or proceeding with respect to the Indemnitee that declined such offer. Unless each Indemnitee otherwise consents, such judgment, award or settlement shall include as an unconditional term thereof the giving by the claimant or the plaintiff to each accepting Indemnitee of a release from all liability in respect of such claim, action or proceeding and such settlement shall entail no adverse effects upon each Indemnitee, either directly or indirectly.

16.6 Landlord and any Landlord Affiliate, on the one hand, and Tenant, on the other hand, may be jointly and severally liable under the Unit Owners Agreement for the performance of obligations relating to or arising out of their ownership and/or occupancy of any portions of the Buildings. The parties acknowledge and agree that to the extent such obligation(s) are (i) the result of any act or omission of Tenant or any other party Tenant invited to the Premises, Tenant shall reimburse Landlord for any costs or expenses incurred by Landlord with respect to such obligation(s), and (ii) the result of any act or omission of Landlord, any such Landlord Affiliate or any other party invited to the Landlord Units, Landlord shall reimburse Tenant for any costs or expenses incurred by Tenant with respect to such obligation(s).

ARTICLE 17

DAMAGE OR DESTRUCTION

17.1

(a) If any Building is partially or totally damaged or destroyed by fire or other casualty (and this Lease is not terminated as provided in this Article 17), the Premises shall be restored by the Board to the extent required by the terms of the Condominium Documents, and neither party shall have the right to terminate this Lease (and there shall be no abatement of Base Rent or Additional Rent); provided, however, if the Board determines not to restore the Premises so as to permit Tenant to continue to operate therein in substantially the same manner it had prior to such casualty (to the extent permitted by the Condominium Documents), then this Lease shall be deemed to automatically terminate upon the date of such determination by the Board, and Base Rent and any Additional Rent payable under Article 1 shall be abated as of such date. Landlord agrees that up until the final two (2) years of the Term, it will honor any request made by Tenant to Landlord to vote all of its condominium interests in the Buildings in favor of restoration in the event of any casualty affecting the Premises or Tenant’s use thereof or access thereto.

(b) In the event that during the last two (2) years of the Term over twenty-five percent (25%) of any particular portion or portions of the Premises used by Tenant for Production Critical Operations are damaged or destroyed by any casualty so as to materially interfere with the Production Critical Operations then being performed at such portion of the Premises and same cannot be restored within six (6) months of the occurrence of such casualty, then Tenant shall have the option, upon notice to Landlord within twenty (20) days of such casualty, to terminate this Lease with respect to such portion or portions of the Premises damaged by such casualty. From and after the effective date of any termination pursuant to this Section 17.2, (i) the Base Rent as set forth in Article 1 shall be reduced by an amount equal to the product of Base Rent then being paid by Tenant hereunder per square foot and the number of square feet of the applicable portion of the Premises that constitutes the terminated space, (ii) no Additional Rent shall be thereafter payable with respect to such terminated space, and (iii) the Premises shall no longer include such terminated space.

(c) The parties acknowledge that any restoration under this Article 17 is the sole obligation of the Board in accordance with the Condominium Documents, and neither party shall be responsible for any restoration to the Buildings or the Premises, unless, and to the extent, such party is obligated to restore the Premises under the Condominium Documents it being agreed that (i) Tenant shall be liable for any restoration obligations imposed upon Landlord as a result of any act or omission with respect to the Premises by Tenant or any other party Tenant invited to the Premises and (ii) Landlord shall be liable for any restoration obligations imposed upon Tenant as a result of any act or omission with respect to the Premises by Landlord or any other party Landlord invited to the Premises.

17.2 This Lease shall not terminate in the event of fire or other casualty except as set forth in Section 17.1 of this Lease, and no damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises or of any Building pursuant to this Article 17.

17.3 Landlord will not carry insurance of any kind on Tenant’s Property and shall not be obligated to repair any damage to or replace Tenant’s Property unless such damage was caused by the gross negligence or willful misconduct of Landlord or its employees, invitees, agents or contractors. Tenant will not carry insurance of any kind on the Buildings, Premises or Landlord’s other real or personal property and shall not be obligated to repair any damage to or replace such Landlord property unless such damage was caused by the gross negligence or willful misconduct of Tenant or any Permitted Tenant Party or their respective employees, invitees, agents or contractors.

17.4 The provisions of this Article 17 shall be deemed an express agreement governing any case of damage or destruction of the Premises by fire or other casualty, and Section 227 of the Real Property Law of the State of New York, providing for such a contingency in the absence of an express agreement, and any successor or other law of like import, now or hereafter in force, shall have no application in such case and are hereby waived by the parties hereto.

ARTICLE 18

EMINENT DOMAIN

18.1

(a) Except as otherwise provided in Section 18.5 of this Lease, if all or substantially all of the Buildings or the Premises, or all reasonable means of access thereto, are taken by condemnation or in any other manner for any public or quasi-public use or purpose and the Board elects not to restore the Premises (to the extent permitted by the Condominium Documents), this Lease shall terminate as of the date of vesting of title on such taking (“Date of Taking”), and Base Rent and any Additional Rent payable under Article 1 shall be abated as of such date.

(b) If all or substantially all of the Studio Building is taken by condemnation or in any other manner for any public or quasi-public use or purpose:

(i) this Lease shall terminate as of the Date of Taking with respect to the Studio Building;

(ii) Tenant shall have the option for a period of one (1) year from the Date of Taking of the Studio Building, by giving Landlord six (6) month’s prior written notice, to terminate this Lease with respect to all or any portion of the West Building or the East Building that had been used in connection with the operation of the studio space prior to the Date of Taking (but in no event more than 388,231 square feet in the aggregate) so long as any such termination is for full floor segments and does not create any additional non-contiguous floors in a the applicable Building;

(iii) Tenant shall have the option during the period that is no sooner than three (3) years but not later than four (4) years from the Date of Taking of the Studio Building, by giving Landlord twenty four (24) month’s prior written notice, to terminate all or any portion of the East Building so long as such termination is for full floor segments and does not create any additional non-contiguous floors in the East Building;

and, in each case, upon such termination, no party shall have any further rights or obligations with respect to the terminated space as of the applicable termination date (including without limitation, the obligation to pay Base Rent and Additional Rent under Article 1), other than those specific rights or obligations which explicitly survive the termination of this Lease. For the avoidance of doubt, this Lease shall remain in full force and effect with respect to all portions of the Premises not terminated by Tenant in accordance with the terms of this Section 18.1.

18.2 In the event of any other taking of the Premises other than as provided in Section 18.1 of this Lease and Section 18.5 of this Lease, this Lease shall continue in full force and effect, provided, however, upon such partial taking and this Lease continuing in force as to any part of the Premises, each of Base Rent and Additional Rent shall be equitably adjusted according to the rentable area remaining.

18.3 Except as otherwise provided in Section 18.5, Landlord shall be entitled to receive the entire award or payment in connection with any taking without deduction therefrom for any estate vested in Tenant by this Lease or otherwise and Tenant shall receive no part of such award. Tenant hereby assigns to Landlord all of Tenant’s right, title and interest in and to all such awards or payments. The foregoing, however, shall not preclude Tenant from recovering a separate independent award for Tenant’s Property, Tenant’s unamortized Changes, alterations, work or installations in the Premises expenses, moving expenses and/or the loss of the value of Tenant’s leasehold estate.

18.4 Except as otherwise provided in Section 18.2 of this Lease or Section 18.5 of this Lease, in the event of any taking of less than the whole of the Buildings and/or Land which does not result in termination of this Lease, the Premises shall be restored by the Board in accordance with the terms of the Condominium Documents. The parties acknowledge that any restoration under this Article 18 is the sole obligation of the Board in accordance with the Condominium Documents, and Landlord shall not be responsible for any restoration of the Buildings or the Premises.

18.5 If the temporary use or occupancy of all or any part of the Premises is taken by condemnation or in any other manner for any public or quasi-public use or purpose, this Lease and the Term shall remain unaffected by such taking and Tenant shall continue to be responsible for all of its obligations under this Lease (except to the extent prevented from so doing by reason of such taking). In such event Tenant shall be entitled to claim, prove and receive the entire award for such taking unless the period of temporary use or occupancy extends beyond the Expiration Date, in which event Landlord shall be entitled to claim, prove and receive that portion of the award attributable to the restoration of the Premises and the balance of such award shall be apportioned between Landlord and Tenant as of the Expiration Date. If such temporary use or occupancy terminates prior to the Expiration Date, Tenant, at its own expense, shall restore the Premises as nearly as possible to its condition prior to the taking. Notwithstanding any provision of this Article 18 to the contrary, a temporary taking of more than one hundred eighty (180) days shall be deemed a permanent taking for the purposes hereof.

ARTICLE 19

SURRENDER AND HOLDING OVER

19.1 Subject to the provisions of Section 12.4 of this Lease, on the Expiration Date or on any earlier termination of this Lease or on any lawful reentry by Landlord on the Premises, Tenant shall quit and surrender the Premises to Landlord “broom clean” and in the same order, condition and repair as on the Commencement Date, except for ordinary wear and tear, damage or destruction by fire and other casualty which Tenant is not obligated to repair or restore under this Lease, and Tenant shall remove all Tenant’s Property therefrom except as otherwise expressly provided in this Lease and Tenant shall comply in all respects with Section 12.3 of this Lease. No act or thing done by Landlord or its agents or employees shall be deemed an acceptance of a surrender of this Lease or the Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord.

19.2 Subject to the provisions of Section 12.4 of this Lease, if possession of the Premises is not surrendered to Landlord on the Expiration Date or sooner termination of this Lease, Tenant shall pay to Landlord for each month (or part thereof) during which Tenant holds over in the Premises after the Expiration Date or sooner termination of this Lease, a sum equal to the greater of (i) one and one-half (1 and 1/2) times the Base Rent and Additional Rent payable under this Lease for the last full calendar month of the term and (ii) the then Fair Market Rent (determined in the same manner as set forth in Article 32 of this Lease) attributable to the Premises, the collection of which sums shall be treated as liquidated damages and be the sole remedy to Landlord, provided that Tenant shall also indemnify Landlord against any actual realized damages incurred by Landlord as a result of the failure of Landlord to deliver any portion of the Premises in a timely manner to a third party tenant pursuant to an executed, valid and binding existing lease of such portion of the Premises between Landlord and such third party tenant, a copy of which has been provided to Tenant not less than one hundred twenty 120 days in advance of the Expiration Date; provided that any claim by Landlord under this Section 19.2 shall be reduced by the amount of damage that could have been avoided by Tenant had such one hundred twenty 120 day notice been provided as required above. Nothing contained in this Section 19.2 shall (i) imply any right of Tenant to remain in the Premises after the termination of this Lease without the execution of a new lease, (ii) imply any obligation of Landlord to grant a new lease or (iii) be construed to limit any right or remedy that Landlord has against Tenant as a holdover tenant or trespasser. Immaterial amounts of Tenant’s Property remaining on the Premises shall not, in and of itself, constitute a holding over of the Premises by Tenant, subject to the provisions of Section 12.2 of this Lease.

19.3 Tenant expressly waives, for itself and for any person claiming through or under Tenant, any rights which Tenant or any such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any similar or successor law of same import then in force, in connection with any holdover proceedings which Landlord may institute to enforce the terms and conditions of this Lease.

ARTICLE 20

DEFAULT

20.1 This Lease is subject to the limitations that:

(a) if Tenant fails to pay when due any installment of Base Rent or Additional Rent and such default shall continue for five (5) Business Days after notice of such default is given to Tenant, provided, however, Tenant shall be entitled to no more than one notice of such late payment per twelve (12) month period, or

(b) if Tenant fails to comply with any of its obligations hereunder so as to cause a default beyond applicable notice and/or grace periods, if any, under any Superior Lease (other than the Overlease), any Superior Mortgage or any of the Condominium Documents; or

(c) if Tenant fails to observe or perform any other term, covenant or condition of this Lease and such failure continues for more than thirty (30) days after notice by Landlord to Tenant of such default, or if such default is of a nature that it cannot be completely remedied within thirty (30) days, failure by Tenant to commence to remedy such failure within said thirty (30) days, and thereafter diligently prosecute to completion all steps necessary to remedy such default, provided in all events the same is completed within one hundred eighty (180) days, provided further that if such default is not cured within such one hundred eighty (180) day period, and Tenant continues to be current with respect to all Rent, and Tenant delivers to Landlord a proposal, reasonably acceptable to Landlord, which in good faith describes how Tenant intends to remedy such default, and the timeframe therefor, then as long as no Event of Default has occurred hereunder and Tenant diligently pursues such cure Landlord shall allow Tenant such additional time to cure such default as was proposed by Tenant and agreed to by Landlord, or

(d) if Tenant files a voluntary petition in bankruptcy or insolvency, or is adjudicated a bankrupt or insolvent entity, or files any petition or answer seeking any reorganization, arrangement, adjustment, winding-up, liquidation, dissolution or similar relief under any present or future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, or makes an assignment for the benefit of creditors or seeks or consents to or acquiesces in the appointment of any trustee, receiver, liquidator, custodian or other similar official for Tenant or for all or any part of Tenant’s property, or

(e) if a court of competent jurisdiction enters an order, judgment or decree adjudicating Tenant bankrupt, or appoints a trustee, receiver or liquidator of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approves a petition filed against Tenant seeking reorganization or arrangement, adjustment, winding-up, liquidation, dissolution, composition or other similar relief of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree is not vacated or set aside or stayed within sixty (60) days from the date of entry thereof, or

(f) if Tenant shall cause a termination or expiration of the Sign Period during the Initial Term of this Lease; provided that Tenant shall not be deemed to have caused a “termination or expiration of the Sign Period” if Tenant’s leasing or occupancy of the Premises fail to meet the requirements of the Unit Owners Agreement related to the Sign Period due to a full or partial termination of this Lease due to a casualty or a condemnation, or

(g) if any event occurs or any contingency arises whereby this Lease, by operation of law or otherwise, devolves upon or passes to any person other than Tenant, except as expressly permitted by Article 7, then, in any of said cases (each, an “Event of Default”), Landlord may give to Tenant a notice of intention to terminate this Lease at the expiration of five (5) Business Days from the date of the service of such notice of intention, and upon the expiration of said five (5) Business Day period this Lease, whether or not the Term had commenced, shall terminate with the same effect as if that day were the Expiration Date, but Tenant shall remain liable for damages as provided in Article 22; provided, however that such five (5) Business Day period shall not apply to an Event of Default described in clauses (d) or (e) above, upon the occurrence of which this Lease shall immediately terminate.

ARTICLE 21

RE-ENTRY BY LANDLORD

21.1 If this Lease terminates as set forth in Article 20, Tenant shall quit and surrender the Premises to Landlord, and Landlord and its agents may immediately, or at any time after such termination, re-enter the Premises or any part thereof, without notice, either by summary proceedings, or by any other applicable action or proceeding, or by force (to the extent permitted by law) or otherwise in accordance with applicable legal proceedings (without being liable to indictment, prosecution or damages therefor except for its gross negligence or willful misconduct), and may repossess the Premises and dispossess Tenant and any other persons or entities from the Premises and safely remove any and all of their property and effects from the Premises.

21.2 Upon the breach or written threatened breach by Tenant, or any persons or entities claiming through or under Tenant, of any term, covenant or condition of this Lease, Landlord shall have all remedies available under this Lease and at law (including, without limitation, those available in equity), except to the extent expressly limited hereunder. The rights to invoke the remedies set forth above shall be cumulative and shall not preclude Landlord from invoking any other remedy allowed at law or in equity. Notwithstanding any remedy to which Landlord may become entitled in equity or at law, Landlord hereby waives any right it may have to enjoin or seek to enjoin the development, production, exhibition, promotion and/or distribution of any production that had been filmed at the Premises. Notwithstanding the foregoing, Landlord retains all of its traditional Landlord rights and remedies.

ARTICLE 22

DAMAGES

22.1 If this Lease is terminated under the provisions of Article 20, and/or if Landlord re-enters the Premises under the provisions of Article 21, or in the event of the termination of this Lease, and/or of re-entry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, (i) Tenant shall pay to Landlord all items of Rent payable under this Lease by Tenant prior to the date of termination; (ii) Landlord may retain all monies, if any, paid by Tenant to Landlord, whether as prepaid Rent, a security deposit or otherwise, which monies, to the extent not otherwise applied to amounts due and owing to Landlord, shall be credited by Landlord against any damages payable by Tenant to Landlord; and (iii) Tenant shall pay to Landlord as damages, in monthly installments, on the days specified in this Lease for payment of installments of Base Rent, and/or any Deficiency (as defined herein); it being understood that Landlord shall be entitled to recover the Deficiency from Tenant each month as the same shall arise, and no suit to collect the amount of the Deficiency for any month, shall prejudice Landlord’s right to collect the Deficiency for any subsequent month by a similar proceeding.

22.2 Whether or not Landlord shall have collected any monthly Deficiency, Tenant shall pay to Landlord, on demand, in lieu of any further Deficiency and as liquidated and agreed final damages, a sum equal to the amount by which the Base Rent and Additional Rent for the period which otherwise would have constituted the unexpired portion of the Term (assuming the Additional Rent during such period to be the same as was payable for the year immediately preceding such termination or re-entry, increased in each succeeding year by three and seventy-five hundredths percent (3.75%) (on a compounded basis)) exceeds the then Fair Market Rent (determined in the manner provided in Article 32 of this Lease) of the Premises, for the same period (with both amounts being discounted to present value at a rate of interest equal to the then base rate) less the aggregate amount of Deficiencies, if any, theretofore collected by Landlord for the same period. If, before presentation of proof of such damages to any court, commission or tribunal, the Premises, or any part thereof, shall have been relet by Landlord to an unaffiliated and independent third party, in an arm’s length transaction, for the period which otherwise would have constituted the unexpired portion of the Term, or any part thereof, the amount of rent reserved upon such reletting shall be deemed prima facie to be the fair and reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting.

22.3 Landlord shall have the right, but not the obligation, to relet the Premises or any part thereof at such rental or rentals and upon such other terms and conditions, which may include concessions and free rent periods, as Landlord, in its sole discretion, shall determine. Landlord shall not be liable in any way for its failure or refusal to relet the Premises or any part thereof, or if the Premises or any part thereof is relet, for its failure to collect the rent under such reletting, and no such refusal or failure to relet or failure to collect rent shall release or affect Tenant’s liability for damages or otherwise under this Lease, provided that any such failure to collect is not the result of intentional conduct in order to evade any credit otherwise due to Tenant hereunder.

22.4 Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the Term would have expired if this Lease had not so terminated or had Landlord not so re-entered the Premises. Nothing herein contained shall be construed to limit or preclude recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default of Tenant hereunder. Nothing herein contained shall be construed to limit or prejudice the right of Landlord to prove for and obtain as damages by reason of the termination of this Lease or re-entry on the Premises for the default of Tenant under this Lease an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved whether or not such amount is greater than, equal to, or less than any of the sums referred to in Section 22.1 of this Lease. Except as provided in Section 19.2 of this Lease, in no event shall either party be entitled to consequential or special damages as a result of any breach or default hereunder.

For purposes hereof, “Deficiency” shall mean the difference between (a) the Base Rent and Additional Rent for the period in question, and (b) the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of this Lease for any part of such period (after first deducting from such rents all expenses incurred by Landlord in connection with the termination of this Lease, Landlord’s re-entry upon the Premises and such reletting, including repossession costs, brokerage commissions, attorneys’ fees and disbursements, and alteration costs.

22.5 In addition, if this Lease is terminated under the provisions of Article 20, and/or if Landlord re-enters the Premises under the provisions of Article 21, Tenant agrees that:

(a) the Premises then shall be in the same condition as that in which Tenant has agreed to surrender the same to Landlord on the Expiration Date,

(b) Tenant shall have performed prior to any such termination or re-entry any obligation of Tenant contained in this Lease for the making of any Change or for restoring or rebuilding the Premises or the Buildings, or any part thereof, and

(c) for the breach of any obligation of Tenant set forth above in this Section 22.5, Landlord shall be entitled immediately, without notice or other action by Landlord, to recover from Tenant as and for liquidated damages therefor the reasonable cost of performing such obligation (as estimated by an independent third-party contractor selected by Landlord).

22.6 Tenant shall indemnify and save harmless Landlord, Landlord Affiliates and their respective agents against and from any and all claims, costs or expenses (including, but not limited, to reasonable counsel fees) resulting from any material breach, violation or non-performance of any covenant, condition or agreement of this Lease on the part of Tenant to be fulfilled, kept, observed or performed.

ARTICLE 23

WAIVERS

23.1 Tenant, on behalf of itself and any and all persons or entities claiming through or under Tenant, including all creditors, hereby waives all rights which Tenant and all such persons or entities might otherwise have under any Legal Requirement (i) to the service of any notice of intention to re-enter or to institute legal proceedings, (ii) to redeem, or to re-enter or repossess the Premises, or (iii) to restore the operation of this Lease, after (A) Tenant shall have been dispossessed by judgment or by warrant of any court or judge, or (B) any expiration or early termination of the term of this Lease, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease. The words “re-enter,” “re-entry,” and “re-entered” as used in this Lease shall not be deemed to be restricted to their technical legal meanings.

23.2 If an Event of Default has occurred, Tenant waives its right, if any, to designate the items to which any payments made by Tenant are to be credited, and Landlord may apply any payments made by Tenant to such items which are then due and outstanding under this Lease as Landlord sees fit, irrespective of any designation or request by Tenant as to the items to which any such payments shall be credited.

23.3 To the maximum extent permitted by law, Landlord and Tenant each waive trial by jury in any action, proceeding or counterclaim brought by either party against the other on any matters in any way arising out of or connected with this Lease, the relationship of Landlord and Tenant, Tenant’s use or occupancy of the premises, or the enforcement of any remedy under any statute, emergency or otherwise.

23.4 Tenant shall not interpose any counterclaim in any summary proceeding commenced by Landlord to recover possession of the Premises (other than mandatory counterclaims or those which would be waived or deemed waived if not interposed) and shall not seek to consolidate such proceeding with any action which may have been or will be brought by Tenant or any other person.

23.5 The failure of either party to insist in any one or more instances upon the strict performance of any one or more of the obligations contained in this Lease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations contained in this Lease or of the right to exercise such election, but same shall continue and remain in full force and effect in respect of any subsequent breach, act or omission. The receipt by Landlord of Base Rent or Additional Rent with knowledge of breach by

Tenant of any obligation contained in this Lease shall not be deemed a waiver of such breach.

ARTICLE 24

CURING TENANT’S DEFAULTS AND COSTS OF ENFORCEMENT

24.1 If Tenant defaults in the performance of any of Tenant’s obligations under this Lease and such default is not cured after notice and the expiration of the cure period provided in Section 20.1 of this Lease, if any, Landlord, without thereby waiving such default, may (but shall not be obligated to) perform same for the account and at the reasonable expense of Tenant. Bills for any expenses incurred by Landlord in connection with any such performance by it for the account of Tenant, and bills for all reasonable costs, expenses and disbursements of every kind and nature, including reasonable attorneys’ fees and disbursements, involved in collecting or endeavoring to enforce any rights against Tenant, under or in connection with this Lease or pursuant to law, including any such cost, expense and disbursement involved in instituting and prosecuting summary proceedings or in recovering possession of the Premises after default by Tenant or upon the Expiration Date or sooner termination of this Lease, and interest on all sums advanced by Landlord under this Section 24.1 at this Lease Interest Rate, may be sent by Landlord to Tenant monthly, or immediately, at Landlord’s option, and such amounts shall be due and payable within twenty (20) days after rendition of any bill or statement to Tenant therefor, together with copies of relevant bills, receipts, invoices and other backup documentation in reasonable detail. Landlord shall receive no profit in connection with such performance. The “self help” rights of Landlord under this Section 24.1 and elsewhere in this Lease may be exercised by either Landlord or the Board; provided, however, this is not intended to diminish the Board’s rights under the Condominium Documents.

ARTICLE 25

BROKER

25.1 Each of Tenant and Landlord represents and warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease and it knows of no real estate commissions or fee which would be payable in connection with the making and entering into of this Lease. Tenant and Landlord hereby each indemnify, defend, and hold harmless the other party from the payment of any such claims for commissions or fees arising from the indemnifying party’s contacts with a claiming broker or agent.

ARTICLE 26

NOTICES

26.1 Any notice, consent, approval or other communication required or permitted to be given by either party to the other or to any Superior Lessor or any

Superior Mortgagee (collectively, “Notices” and individually, “Notice”) must be in writing and, except as otherwise provided in the succeeding Sections, shall be deemed to have been properly given only if sent by (i) nationally-recognized receipted overnight courier service or (ii) registered or certified mail, return receipt requested, posted in a United States post office station or letter box in the continental United States, in either case addressed to Landlord as the receiving party at its address set forth at the head of this Lease (Attention: Scott A. Dorn at 3135 Easton Turnpike, Fairfield, CT 06828 with a copy to GE Capital Real Estate, 901 Main Avenue, Norwalk, CT 06851 and another copy to Latham & Watkins LLP, 885 Third Avenue, New York, NY 10022, Attention: Head of Real Estate Group, or to Tenant as the receiving party at the Premises (Attention: Vice President, Corporate Real Estate), and addressed to any Superior Lessor or any Superior Mortgagee to it at the last address of which Landlord or Tenant (whichever may be giving the Notice) was notified. In addition, copies of all notices to Tenant shall be sent simultaneously (and by the same method) to:

Tenant as the receiving party at the Premises (Attention: Vice President, Corporate Real Estate)

and to:

NBCUniversal Media, LLC

30 Rockefeller Plaza

New York, New York 10112

Attention: Law Department

and to:

Comcast Corporation

One Comcast Center

1701 John F. Kennedy Boulevard

Philadelphia, PA 19103-2838

Attention: General Counsel

and to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Attention: Thomas Patrick Dore, Jr.

A Notice shall be deemed to have been given upon actual receipt (with rejection of delivery by addressee to constitute receipt). Either party may, by notice as aforesaid, designate a different address for Notices intended for it. At any time that Tenant consists of more than one person, a Notice to Tenant shall be effective if given to any one of said persons.

26.2 Any Notice may be given by hand delivery in case of an Emergency or in case United States certified and registered mail are both not then operating. Such Notices will be deemed given on actual receipt (with rejection of delivery by addressee to constitute receipt).

26.3 (a) Landlord shall have the right to assume that any Notice from Tenant signed by any person purporting to be an officer of Tenant if Tenant is a corporation, member of Tenant if Tenant is a limited liability company or a partner in Tenant if Tenant is a partnership is duly authorized and approved by and binding on Tenant, and Tenant shall be bound by such Notice whether or not the person signing the Notice was actually authorized and approved by Tenant.

(b) Tenant shall have the right to assume that any Notice from Landlord signed by any person purporting to be an officer of Landlord if Landlord is a corporation, member of Landlord if Landlord is a limited liability company or a partner in Landlord if Landlord is a partnership is duly authorized and approved by and binding on Landlord, and Landlord shall be bound by such Notice whether or not the person signing the Notice was actually authorized and approved by Landlord.

ARTICLE 27

ESTOPPEL CERTIFICATES, FINANCIAL STATEMENTS,

AND MEMORANDUM OF LEASE

27.1 Each party shall, at any time and from time to time, as requested by the other party, upon not less than ten (10) Business Days’ prior notice, to execute and deliver to the other a statement certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and whether any Renewal Option granted to Tenant pursuant to the provisions of this Lease have been exercised, (b) the dates to which the Base Rent and Additional Rent have been paid and the amounts thereof, and (c) whether or not, to the best knowledge of the signer, the other party is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom the party requesting such certificate may be dealing.

27.2 Tenant shall deliver to Landlord copies of Tenant’s annual Profit and Loss Statements as reasonably requested by Landlord provided, however, for any period of time when (i) Landlord or any Landlord Affiliate is entitled to (and does) receive such financial statements of Tenant pursuant to transactions contemplated by the Master Agreement and/or (ii) Tenant’s financial statements are publicly filed pursuant to Legal Requirements, the requirement to deliver such financial statements under this Lease shall be deemed satisfied. Notwithstanding the foregoing, Tenant’s obligation to provide financial statements shall only require Tenant to provide Landlord the most recent statements prepared by Tenant in its ordinary course of business and shall not require Tenant to update or specially prepare any such statements specifically for

Landlord hereunder. Landlord agrees that any non-public information contained in financial statements delivered to Landlord or any Landlord Affiliate pursuant to this Lease shall be maintained confidentially, and Landlord or any Landlord Affiliate will not disclose the contents of such financial statements to any third party that is not a Landlord Affiliate without the prior written consent of Tenant, except to the extent required by subpoena, court order, regulatory or similar process, or as otherwise required by Legal Requirements.

27.3 Tenant shall not record this Lease; however, at the request of either party, Landlord and Tenant shall promptly execute, acknowledge and deliver (a) a memorandum with respect to this Lease sufficient for recording in the form of Exhibit M attached hereto and made a part hereof, and (b) any transfer tax returns that are required to accompany such memorandum for recording purposes (it being understood that the party making such request shall pay the recording charges and any transfer taxes or fees due in connection therewith). Such memorandum shall not, in any circumstance, be deemed to change the provisions of, or be deemed a construction of, this Lease. After the terms set forth in such memorandum are supplemented or if the terms in this Lease change, promptly after the request of either party hereto, the other party shall execute, acknowledge and deliver an amendment to such memorandum for recording (it being understood that the party making the request shall be responsible for the recording charges).

ARTICLE 28

FORCE MAJEURE

28.1 This Lease and the obligations of Tenant to pay Base Rent and Additional Rent hereunder and to perform all of the other covenants and agreements hereunder on the part of Tenant to be performed shall not be affected, impaired or excused by reason of the occurrence of any “force majeure” or similar event.

ARTICLE 29

CONSENTS AND ENFORCEMENT OF CONDOMINIUM DOCUMENTS

29.1 Wherever in this Lease Landlord’s consent or approval is required, if Landlord refuses to grant such consent or approval, whether or not Landlord expressly agreed that such consent or approval would not be unreasonably withheld, Tenant shall not be entitled to make, and Tenant shall waive, any claim for money damages (including any claim by way of set-off, counterclaim or defense) based upon Tenant’s claim or assertion that Landlord unreasonably withheld or delayed its consent or approval. Tenant’s sole remedy shall be an action or proceeding to enforce such provision, by specific performance, injunction or declaratory judgment.

29.2 Whenever either party’s reasonable consent, reasonable approval or other reasonable action is required under this Lease, such consent, approval or action shall not be unreasonably conditioned or delayed.

29.3 With respect to any action or omission of Tenant which requires consent under the Condominium Documents and which also requires Landlord’s consent hereunder, if the Board shall give its consent to any such action or omission, then Landlord shall not unreasonably withhold its consent thereto.

29.4 Landlord agrees to use commercially reasonable efforts to enforce the rights of Landlord under the Condominium Documents with respect to the other Condominium Parties including, without limitation, the Board, for the benefit of Tenant and, further, with respect to any other matters related to the Premises, Tenant Areas or other areas of the Building or Property, irrespective of any provisions not expressly incorporated herein by reference and which are not inconsistent with other provisions of this Lease, upon Tenant’s written request therefor (and to forward to Condominium Parties any notices or requests for consent as Tenant may reasonably request), to the extent failure to do so would reasonably be expected to cause a material adverse effect on the use of the Premises by Tenant and its operations at the Premises; provided that Tenant shall indemnify Landlord and pay Landlord’s expenses in connection therewith.

ARTICLE 30

RENT REGULATIONS

30.1 If any Base Rent or Additional Rent shall become uncollectible, reduced or required to be refunded because of any Legal Requirements, Tenant shall enter into such agreements and take such other steps (without additional expense to Tenant) as Landlord reasonably requests and as may be legally permissible to permit Landlord to collect the maximum rents which from time to time during the continuance of such legal rent restriction may be legally permissible (but not in excess of the amounts reserved therefor under this Lease). Upon the termination of such legal rent restriction, whether during the Term or after the Expiration Date, (a) Base Rent and Additional Rent shall be payable in accordance with the amounts reserved herein for the periods following such termination and (b) Tenant shall pay to Landlord, to the maximum extent legally permissible, an amount equal to (i) the Base Rent and Additional Rent that would have been paid pursuant to this Lease but for such legal rent restriction, less (ii) the rent and additional rent actually paid by Tenant during the period such legal rent restriction was in effect.

ARTICLE 31

MISCELLANEOUS

31.1 Tenant expressly acknowledges and agrees that Landlord has not made and is not making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises or statements except to the extent that they are expressly set forth in this Lease. All prior understandings and agreements between the parties are merged in this Lease, which alone fully and completely expresses the agreement of the parties and which is entered into after full investigation.

31.2 No agreement shall be effective to change, modify, waive, release, discharge, terminate or effect an abandonment of this Lease, in whole or in part, unless such agreement is in writing, refers expressly to this Lease and is signed by the party against whom enforcement of the change, modification, waiver, release, discharge, termination or effectuation of the abandonment is sought.

31.3 Except as otherwise expressly provided in this Lease, the obligations under this Lease shall bind and benefit the successors and assigns of the parties hereto with the same effect as if mentioned in each instance where a party is named or referred to; provided, however, that (a) no violation of the provisions of Article 7 shall operate to vest any rights in any successor or assignee of Tenant and (b) the provisions of this Section 31.3 shall not be construed as modifying the conditions of limitation contained in Article 20. No provision in this Lease shall be construed for the benefit of any third party except as expressly provided herein.

31.4 Submission by either party of this Lease or other documents pertaining to the subject matter hereof for review and/or execution by the other party hereto shall not confer any rights or impose any obligations on either party unless and until both parties execute this Lease and duplicate originals thereof are delivered to the respective parties.

31.5 Irrespective of the place of execution or performance, this Lease shall be governed by and construed in accordance with the laws of the State of New York. If any provision of this Lease or the application thereof to any person or circumstance, for any reason and to any extent, is invalid or unenforceable, the remainder of this Lease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. The table of contents, captions, headings and titles in this Lease are solely for convenience of reference and shall not affect its interpretation. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. Except as set forth herein, each obligation of Tenant under this Lease shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease.

31.6 Except as expressly provided otherwise in this Lease, Landlord and Tenant agree that all disputes arising, directly or indirectly, out of or relating to this Lease, and all actions to enforce this Lease, shall be dealt with and adjudicated in the state courts of the State of New York located in New York County or the federal courts of the Southern District of New York and for that purpose hereby expressly and irrevocably submits itself to the jurisdiction of such courts. Landlord and Tenant agree that, to the extent permitted by applicable Legal Requirements, this consent to personal jurisdiction shall be self-operative and no further instrument or action, other than service of process as required by applicable Legal Requirements, shall be necessary in order to confer jurisdiction upon it in any such court.

31.7 All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

31.8 This Lease may be executed in counterparts and shall constitute the agreement of Landlord and Tenant whether or not their signatures appear in a single copy hereof.

31.9 Tenant represents and warrants that:

(a) Tenant is authorized to enter into this Lease and the execution of this Lease will not constitute a violation of any internal by-law, agreement or other rule of governance;

(b) the person executing on Tenant’s behalf is duly authorized, no other signatures are necessary and Tenant shall supply Landlord with written documentation evidencing such authority upon or prior to Tenant’s execution of this Lease;

(c) Tenant is not acting, directly or indirectly, for or on behalf of any person, group, entity, or nation named by any Executive Order or the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person,” or other banned or blocked person, entity, nation, or transaction pursuant to any law, order, rule, or regulation that is enforced or administered by the Office of Foreign Assets Control; and

(d) Tenant is not engaged in this transaction, directly or indirectly on behalf of, or instigating or facilitating this transaction, directly or indirectly of behalf of, any such person, group, entity or nation.

31.10 Landlord represents and warrants that:

(a) Landlord holds a leasehold interest and the entire reversionary interest in the Landlord Demised Units, free and clear of all recorded mortgages; provided, however, Landlord or a Landlord Affiliate is in possession of that certain unrecorded Mortgage, Assignment of Leases and Rents and Security Agreement (the “Mortgage”) dated as of July 17, 1996, in the principal amount of $447,000,000 originally made by NBC Trust No. 1996A, as mortgagor, and National Broadcasting Company, Inc. and General Electric Company, as additional mortgagors, to Greenwich Funding Corp., CSL Funding I Corp. and CSL Funding II Corp., as lenders, which Landlord is unable to locate at this time; as a result of the foregoing, Landlord covenants and agrees that Tenant’s rights, privileges and quiet enjoyment under this Lease shall not in any way be impaired because of the existence of the Mortgage or the exercise of any remedies thereunder;

(b) Landlord is authorized to enter into this Lease and the execution of this Lease will not constitute a violation of any internal by-law, agreement or other rule of governance;

(c) the persons executing on its behalf are duly authorized and that no other signatures are necessary;

(d) Landlord is not acting, directly or indirectly, for or on behalf of any person, group, entity, or nation named by any Executive Order or the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person,” or other banned or blocked person, entity, nation, or transaction pursuant to any law, order, rule, or regulation that is enforced or administered by the Office of Foreign Assets Control; and

(e) Landlord is not engaged in this transaction, directly or indirectly on behalf of, or instigating or facilitating this transaction, directly or indirectly of behalf of, any such person, group, entity or nation.

31.11 The parties shall agree that the material provisions of this Lease shall be maintained on a confidential basis, except (i) to the extent that disclosure may be required by subpoena, court order, regulatory or similar process, or as otherwise required by applicable Legal Requirements, or as reasonably required for each party’s respective advisors and attorneys, but only upon prior notice to the other party, (ii) to the extent reasonably necessary to enforce such party’s rights hereunder, (iii) any disclosures that are reasonably necessary to comply with rules of the Securities and Exchange Commission or any stock exchange applicable to a public company or (iv) to the extent reasonably required in connection with such party’s books and records being audited, and all agree to hold the information confidential. The parties shall agree that to the extent any party provides this Lease to a third party reasonably necessary in connection with such party’s financing, selling, leasing, or otherwise transferring or capitalizing its assets or its business (or any such transaction consummated by such party’s Affiliate), such party shall require the receiving party to sign a customary form confidentiality agreement before the provision of this Lease to such third party. If applicable legal requirements require Landlord or Tenant to file a copy of this Lease in a manner that provides the general public with access thereto, then such party shall file a copy hereof that is redacted to remove the material economic terms hereof to the extent reasonably practicable and to the extent permitted by such applicable requirements. Except to the extent required by applicable Legal Requirements (including in connection with required public securities disclosures), neither party shall make any public announcement or disclosure concerning this Lease or its provisions without the prior approval of the other party, except to a Superior Mortgagee or Superior Lessor or as otherwise expressly provided for in this Lease. Notwithstanding anything to the contrary contained in this Section 31.11, each party may acknowledge the existence of this Lease and its respective interests in the Premises so long as such acknowledgement does not disclose any of the material terms of this Lease.

31.12

(a) Except as provided below in this Section 31.12 and in Article 33 hereof, nothing in this Lease shall restrict Landlord’s right to sell any or all of Landlord Demised Units subject to (i) the existence of this Lease and (ii) the transfer restrictions in the Condominium Documents and the allocation of transfer rights thereunder as between Landlord and Tenant in this Lease. Notwithstanding the foregoing or anything else contained in this Lease, if Tenant shall be leasing at least 650,000 square feet of the Premises at the time or has previously committed to leasing at least 650,000 square feet of the Premises pursuant to Article 32, as applicable, Landlord shall not sell, transfer, assign or otherwise transfer its ownership interest in any of the Landlord Demised Units to any Tenant Competitor.

(b) To the extent any space within the Landlord Units is no longer occupied by Tenant (the “Vacant Space”), such Vacant Space may be used by future occupant(s), including, but not limited to any Tenant Competitor; provided that Landlord shall prohibit any future occupant(s) of such Vacant Space from having the right to:

(i) conduct any Broadcast or other video production activities from any area of the Building or the Center, except within the Vacant Space;

(ii) display any signs, symbols, or logos commonly identified with such occupant or its Broadcast or other video production operations on the exterior of the Buildings or otherwise visible from the street or any other public area of the Buildings;

(iii) use Protected Zone Images in any Broadcast or other video production activities; or

(iv) mention, either within any Broadcast, or other video production activities or in any publicity or promotion materials, that such occupant is Broadcasting or producing video from the Buildings or the Center (clauses (i) – (iv) of this Section 31.12(b) collectively, the “Vacancy Restrictions”));

provided, however, the Vacancy Restrictions shall not prohibit any future occupants under this Section 31.12(b) from any other studio use within the Vacant Space. Notwithstanding anything to the contrary contained in this Section 31.12(b), if at any time Tenant occupies less than 235,000 square feet of the Studio Building, then none of the Vacancy Restrictions shall apply to any future occupant of Vacant Space within the Studio Buildings and Landlord shall have no obligation to prohibit any such future occupant from complying with the Vacancy Restrictions. Capitalized terms used in this Section 31.12 and not otherwise defined in this Section 31.12(b) shall have the meanings ascribed to such terms in the DCR. In addition, if Tenant occupies less than 300,00 square feet of the Premises, the Vacancy Restrictions will no longer apply to any portion of the Landlord Units.

31.13 No act or thing done by Landlord or Landlord’s agents or employees during the Term shall be deemed an acceptance or surrender of the Premises.

31.14 Notwithstanding anything contained in this Lease or indicated on any sketch, blueprint or plan, no vaults, vault space or other space outside the boundaries of the Property are included in the Premises. Landlord makes no representation as to the location of the boundaries of the Property. All vaults and vault space and all other space outside the boundaries of the Property which Tenant may be permitted to use or occupy are to be used or occupied under a revocable license. If any such license shall be revoked, or if the amount of such space shall be diminished as required by any governmental authority or by any public utility company, such revocation, diminution or requisition shall not (a) constitute an actual or constructive eviction, in whole or in part, (b) entitle Tenant to any abatement or diminution of Rent, (c) relieve Tenant from any of its obligations under this Lease, or (d) impose any liability upon Landlord. Any fee, tax or charge imposed by any governmental authority for any such vaults, vault space or other space occupied by Tenant shall be paid by Tenant as Additional Rent.

31.15 All obligations and liabilities of Landlord or Tenant to the other which accrued before the expiration or other termination of this Lease, and all such obligations and liabilities which by their nature or under the circumstances can only be, or by the provisions of this Lease may be, performed after such expiration or other termination, shall survive the expiration or other termination of this Lease. Without limiting the generality of the foregoing, the rights and obligations of the parties with respect to any indemnity under this Lease, and with respect to any Rent and any other amounts payable under this Lease, shall survive the expiration or other termination of this Lease.

ARTICLE 32

RENEWAL OPTIONS

32.1 Renewal Options.

(a) Provided that (i) on the date Tenant exercises the First Renewal Option (as hereinafter defined) and at the commencement of the First Renewal Term (as herein after defined) this Lease shall not have been terminated, and no Event of Default shall have occurred and be continuing under this Lease, (ii) Tenant shall have notified Landlord in writing (the “Exercise Notice”) of Tenant’s exercise of such First Renewal Option not later than twenty-four (24) months prior to the expiration date of the Initial Term, (iii) Tenant (or a permitted assign of Tenant made under Section 7.02(h) of the Unit Owners Agreement and in accordance with the terms of this Lease) shall be the Tenant under this Lease, (iv) Tenant occupies at least 300,000 square feet of the Premises (provided that such amount shall be reduced to account for the square footage of any Units purchased and occupied by Tenant or a Tenant Affiliate pursuant to Article 33 of this Lease (but only by up to 100,000 square feet)) and (v) Tenant renews this Lease with respect to at least 300,000 square feet of the Premises (provided that such amount shall be reduced to account for the square footage of any Units purchased by Tenant pursuant to Article 33 of this Lease (but only by up to 100,000 square feet) and that areas of the Premises as to which this Lease is renewed are in full floor segments and do not create any additional non-contiguous floors in a Building), Tenant shall have the option (the “First Renewal Option”) to extend the term of this Lease for one additional five (5) year period (the

“First Renewal Term”), to commence at the expiration of the Initial Term.

(b) Provided that (i) Tenant effectively exercised the First Renewal Option, (ii) on the date Tenant exercises the Second Renewal Option (as hereinafter defined) and at the commencement of the Second Renewal Term (as hereinafter defined) this Lease shall not have been terminated, and no Event of Default shall have occurred and be continuing under this Lease, (iii) Tenant shall have delivered the Exercise Notice of Tenant’s exercise of such Second Renewal Option not later than twenty-four (24) months prior to the expiration date of the First Renewal Term, (iv) Tenant (or a permitted assign of Tenant made under Section 7.02(h) of the Unit Owners Agreement in accordance with the terms of this Lease) shall be the Tenant under this Lease, (v) Tenant occupies at least 150,000 square feet of the Premises at the time the Exercise Notice is given and (vi) Tenant renews the Lease with respect to at least 300,000 square feet of the Premises (provided that such amount shall be reduced to account for the square footage of any Units purchased and occupied by Tenant or a Tenant Affiliate pursuant to Article 33 of this Lease (but only by up to 100,000 square feet) and that areas of the Premises as to which this Lease is renewed are in full floor segments and do not create any new non-contiguous floors), Tenant shall have the option (the “Second Renewal Option”; the First Renewal Option and the Second Renewal Option are each referred to herein as a “Renewal Option”) to extend the term of this Lease for one additional five (5) year period (the “Second Renewal Term”; the First Renewal Term and the Second Renewal Term are each referred to herein as a “Renewal Term”), to commence at the expiration of the First Renewal Term.

(c) For the avoidance of doubt, Tenant acknowledges and agrees that if Tenant assigns this Lease, except pursuant to Section 7.02(h) of the Unit Owners Agreement and in accordance with the terms of this Lease, all unexercised Renewal Options shall be deemed null and void and of no further force or effect.

32.2 To the extent Tenant exercises the First Renewal Option with respect to only a part of the Premises, the Second Renewal Option shall be applicable only to that portion of the Premises leased pursuant to the First Renewal Option (the space as to which Tenant exercises a Renewal Option is called the “Renewal Premises”). Time is of the essence with respect to the giving of the Exercise Notice. Tenant shall specify in the Exercise Notice the space to be included in the Renewal Premises, failing which the Renewal Premises shall be deemed to be the entire then Premises.

32.3 The Renewal Term shall be upon all of the terms and conditions set forth in this Lease, except that (i) the Base Rent shall be as determined pursuant to the further provisions of this Article 32, (ii) Tenant shall accept the Renewal Premises in its “as is” condition at the commencement of the Renewal Term, and Landlord shall not be required to perform any work, or render any services to make the Renewal Premises ready for Tenant’s use and occupancy or provide any abatement of Base Rent or Additional Rent, in each case with respect to the Renewal Term, (iii) Tenant shall have no option to renew this Lease beyond the expiration of the Second Renewal Term, (iv) all references in this Lease to the “Premises” shall be deemed to refer to the “Renewal Premises”, and (v) if the Renewal Premises consists of less than all of the then Premises, then any space as to which this Lease is not being renewed shall be delivered to Landlord one day before the first day of the applicable Renewal Term vacant and free of any lien or encumbrance and otherwise in the condition required pursuant to this Lease as if such date were the Expiration Date of this Lease (and the provisions of Article 19 shall apply to any failure by Tenant to do so).

32.4 The annual Base Rent for the Renewal Premises for each Renewal Term shall be the Fair Market Rent agreed to in accordance with the procedures set forth in this Article 32.

32.5 After Tenant exercises any Renewal Option, not earlier than seven (7) months nor later than six (6) months prior to the expiration of the then current Term, Landlord shall notify Tenant of Landlord’s proposed Fair Market Rent for the applicable Renewal Term (“Landlord’s Fair Market Rent Notice”). Late delivery of Landlord’s Fair Market Rent Notice shall not adversely affect either party’s rights. Tenant may, by notice given within thirty (30) days after receipt of Landlord’s Fair Market Rent Notice (a “Dispute Notice”), dispute Landlord’s proposed Fair Market Rent and invoke the following appraisal procedure. If Tenant does not deliver a timely Dispute Notice, Base Rent in the Renewal Term shall be based on Landlord’s Fair Market Rent Notice.

32.6 The parties shall endeavor, for fifteen (15) days after Landlord’s receipt of Tenant’s Dispute Notice, to agree upon Fair Market Rent. If the parties cannot, each of Landlord and Tenant shall select an Appriaser (the “Landlord and Tenant Arbitrators”) to resolve the dispute. The Landlord and Tenant Arbitrators shall then, within ten (10) Business Days, select a third Appraiser that is not a related party of either Landlord or Tenant (the “Third Party Arbitrator” and together with the Landlord and Tenant Arbitrators, the “Arbitrators”). For the purposes of this Lease, the term “Appraiser” shall mean a qualified independent appraiser having not less than five (5) years current experience in New York City appraising properties of a nature and type similar to that of the Premises being appraised and who holds an MAI designation (or successor to such designation) conferred by the American Institute of Real Estate Appraisers (or any successor organization thereto), and who is in good standing as an independent member thereof. If Landlord and Tenant Arbitrators are unable to agree on a Third Party Arbitrator within ten (10) Business Days, then Landlord and Tenant Arbitrators shall each submit their choice of Third Party Arbitrator to binding arbitration with the American Arbitration Association, the cost of which shall be shared equally between Landlord and Tenant. All communications between Landlord or Tenant and the Arbitrators shall be in writing with a copy to the other party. The Arbitrators may set such rules and requirements as they deem appropriate (with any and all disputes between the Arbitrators being settled by a majority vote of the Arbitrators).

32.7 Within fifteen (15) days after selection of the Arbitrators, Landlord and Tenant shall each simultaneously submit to the Arbitrators (with a simultaneous copy to the other party) a written proposal of Fair Market Rent, with any written supporting information the submitter desires to include.

32.8 The Arbitrators shall within thirty (30) days after selection choose either (a) Landlord’s Fair Market Rent; or (b) Tenant’s Fair Market Rent, whichever (“a” or “b”) the Arbitrators believe is or is closer to Fair Market Rent, with any disagreement being resolved by a majority vote of the Arbitrators. The Arbitrators shall have no authority to set any Fair Market Rent except “a” or “b.” The Arbitrators’ determination shall bind the parties in the affected Renewal Term. In no event, however, shall Base Rent in any Renewal Term be less than Base Rent in the last Lease Year before such Renewal Term.

32.9 Until the Arbitrators have selected Landlord’s or Tenant’s Fair Market Rent, Tenant shall pay Base Rent consistent with Landlord’s Fair Market Rent. If the Arbitrators select Tenant’s Fair Market Rent, Landlord shall promptly refund to Tenant any previous excess payments of Base Rent, with interest on such excess at the Prime Rate.

ARTICLE 33

RIGHT OF FIRST OFFER

33.1 If, from time to time, Landlord decides to offer any of the Landlord Demised Units (the “Offered Units” for sale to any third party, Landlord shall first offer by written notice (the “ROFO Offer”) to sell such Units to Tenant or a Tenant Affiliate designated by Tenant for a specific purchase price (the “ROFO Purchase Price”) and, upon such other material economic and non-economic terms and conditions as Landlord, in Landlord’s sole discretion, would otherwise intend to offer to sell the Offered Units to any third party, prior to Landlord’s offering to sell the Offered Units to any such third party; except that the terms and conditions of any such sale to Tenant shall be consistent with the terms and provisions of this Article 33. If Landlord shall make the ROFO Offer, then, whether or not Tenant has accepted the ROFO Offer, Landlord shall have the unilateral right, in Landlord’s sole discretion, to revoke the ROFO Offer if any material Event of Default exists under this Lease on the date on which Landlord shall give, or would otherwise be required to give, Tenant the ROFO Offer.

33.2 Tenant shall have the right to accept the ROFO Offer only by giving Landlord written notice of such acceptance (the “ROFO Notice”) within twenty (20) days after delivery by Landlord to Tenant of the ROFO Offer. Time shall be of the essence with respect to said twenty (20) day period and delivery of the ROFO Notice by Tenant. If Tenant shall accept the ROFO Offer, Tenant and Landlord shall execute documentation between Tenant and Landlord containing the terms of the ROFO Offer and such other reasonable and customary terms and conditions for a transaction of this type and to reflect Tenant’s acceptance of the ROFO Offer and to consummate the ROFO Offer Transaction (the “ROFO Agreement”).

33.3 If Tenant does not accept, or fails to accept, a specific ROFO Offer in accordance with the provisions herein, or if after Tenant accepted such ROFO Offer definitive closing documents are not executed within sixty (60) days (the “Document Period”), then Landlord, provided it has complied with the provisions of Section 33.2 of this Lease, shall be under no further obligation with respect to such ROFO Offer pursuant to the terms contained herein, and except as expressly hereinafter provided below in this Section 33.3, Tenant shall be deemed to have waived and relinquished its right to such specific ROFO Offer and Landlord shall thereafter be entitled to market the Offered Units to others upon the same terms and conditions as were contained in Landlord’s ROFO Offer, subject to the following: (1) if the price (the “Third Party Price”) for which Landlord intends to enter into a binding contract with a third party (a “Third Party Contract”) to sell the Offered Units is less than ninety-five percent (95%) of the ROFO Purchase Price offered to Tenant or contains other terms that are not substantially the same as those contained in the ROFO Offer, or (2) Landlord does not consummate the closing of such Third Party Contract within eight (8) months after the later of (i) the last day that Tenant could have timely accepted such ROFO Offer under Section 33.2 of this Lease, or (ii) if applicable, the last day of the Document Period, then Landlord shall be required to again offer the Offered Units to Tenant, with respect to clause (i) above, at the Third Party Price and under the terms of the Third Party Contract and Tenant shall have twenty (20) days in which to accept the Third Party Price and, if accepted, shall thereafter close in accordance with the terms of the Third Party Contract, or, if applicable, with respect to clause (ii) above, pursuant to a new ROFO Offer in accordance with the terms of this Article 33. Tenant’s right under this Article 33 shall apply to each subsequent decision by Landlord or any successor Landlord to offer any Units for sale.

33.4 Notwithstanding anything to the contrary contained herein, the provisions of this Article 33 shall not apply to or prohibit (i) any mortgaging or other collateral assignment or hypothecation of Landlord’s interest in the Premises or direct or indirect interest in Landlord, (ii) any sale of the Premises pursuant to a private power of sale under or judicial foreclosure of any mortgage to which Landlord’s interest in the Premises is now or hereafter subject, (iii) any transfer of Landlord’s interest in the Premises to a mortgagee or other holder of a security interest therein or their designees by deed in lieu of foreclosure or, with respect to a direct or indirect interest in Landlord, a UCC foreclosure sale, (iv) any transfer of the Premises to any governmental or quasi-governmental agency pursuant to power of condemnation, (v) any Transfer of the beneficial ownership interests in Landlord and (vi) any Transfer to a Landlord Affiliate, in each case under clauses (ii), (iii) and (v) above the Transferee would takes its interest in Landlord Demised Unit(s) subject to this Lease and this Article 33. Notwithstanding the foregoing, Landlord shall not Transfer its ownership interest, in whole or in part, in the Landlord Demised Units during the Term (and if the First Renewal Term is exercised, until October 1, 2022). In addition, any transfer of any or all of the direct or indirect equity interests of Landlord to any entity that is not a Landlord Affiliate shall be subject to the terms of this Article 33 if the primary asset being transferred in such transaction is, or the primary purpose of such transaction is the transfer of, Landlord or GE’s interest in one or more of the Landlord Demised Units. With respect to clauses (i) - (iii) of this Section 33.4, if, during the Term (and if the First Renewal Term is exercised, until October 1, 2022), any loan made by a third party lender and is secured by all or any portion of Landlord’s ownership interest in the Landlord Demised Unit, and such third party lender is any Person other than GE, Landlord shall cause GE to guaranty such third party indebtedness.

33.5 If the Premises (or any Units thereof) is purchased by Tenant pursuant to this Article 33, Landlord shall convey all of its right, title and interest in the Premises (or such applicable Units) free and clear of all Liens other than Permitted Liens, and Landlord shall cause to be removed of record of all Liens other than Permitted Liens, including exceptions and restrictions on, against or relating to the Premises (or such applicable Units) which have been created by, through or under or resulted from the acts or omissions of Landlord or its directors, officers, partners, employees, agents, contractors, lessees, licensees and invitees (and the directors, officers, partners, employees, agents, contractors, lessees, licensees and invitees of Landlord’s Affiliates) after the date of this Lease, unless the same are Permitted Liens or customary utility easements benefiting the Premises or (i) were created or suffered by, or with the written consent of, Tenant or any Permitted Tenant Party or any of their respective directors, officers, partners, employees, agents, contractors, lessees, licensees and invitees or (ii) the Board or as a result of a default by Tenant under this Lease.

33.6 Upon the date fixed for a purchase of the Offered Units pursuant to this Article 33 (or such other date mutually acceptable to Landlord and Tenant but in no event later than the date specified in the Third Party Contract, if applicable (the “ROFO Purchase Date”), Tenant shall pay to Landlord, or to any party to whom Landlord directs payment, the ROFO Purchase Price, (ii) the parties shall execute and deliver to such other instruments as shall be necessary to transfer all of Landlord’s right, title and interest in the fee and reversionary interests in the Offered Units to Tenant or its designee, including, without limitation, documentation to transfer all rights necessary to provide Tenant with the same rights it has under this Lease with respect to the Offered Units as contemplated by the ROFO Agreement (such documentation to include, without limitation, (a) a quitclaim deed for all Special Condominium Facilities servicing the Offered Units, (b) any documentation necessary for any other party under the Condominium Documents regarding satisfaction of any provisions thereof with respect to the purchase of the Offered Units by Tenant, if required, and (c) any documentation as may be required by the IDA in order to preserve Tenant’s IDA benefits after Tenant’s purchase of the Offered Units). If on the ROFO Purchase Date any monetary obligations of Tenant under this Lease remain outstanding with respect to the Offered Units that arose and accrued prior to the ROFO Purchase Date, then Tenant shall pay to Landlord on the ROFO Purchase Date the amount of such monetary obligations. Neither party shall employ a broker with respect to the purchase and sale of the Offered Units. Upon the completion of the purchase of the Offered Units by Tenant or its designee, this Lease and all obligations and liabilities of Tenant and Landlord hereunder shall terminate with respect to the Offered Units, except any obligations of Tenant under this Lease with respect to the Offered Units, actual or contingent, which arise on or prior to the partial termination of this Lease pursuant to this Article 33 or which survive such expiration or termination by their own terms. Any prepaid monetary obligations (including, without limitation, any Base Rent or Additional Rent) paid to Landlord under the terms of this Lease shall be prorated as of the ROFO Purchase Date, and the prorated unapplied balance shall be deducted from the ROFO Purchase Price due to Landlord; provided, that no apportionment of any Taxes shall be made upon any such purchase. In addition, if any Profits are being shared by Tenant with Landlord with respect to sublease(s) of the Premises, all or a part of which are for space in the Offered Units, no such Profits shall continue to be shared with Landlord after the ROFO Purchase Date with respect to such applicable portions of the subleases which demise space in the Offered Units so sold.

33.7 If the completion of the purchase by Tenant or its designee pursuant to this Article 33 shall be delayed after the date scheduled for such purchase, Base Rent and Additional Rent shall continue to be due and payable, and all other Tenant obligations under this Lease with respect to the Offered Units complied with, until completion of such purchase.

33.8 The obligations of the parties under this Article 33 are subject to the Condominium Documents.

ARTICLE 34

52nd FLOOR

Notwithstanding any provision of this Lease to the contrary, the following provisions of this Article 34 shall be applicable.

34.1 As of the date hereof, the Premises include the 33,687 square feet located on the 52nd floor of the East Building. It is agreed that by January 31, 2012, Tenant shall surrender and vacate the 52nd floor and deliver it to Landlord, “broom clean” (the date that Tenant so surrenders and vacates, the “Surrender Date”). Tenant shall be obligated to remove all of its personal property from the 52nd floor on or before the Surrender Date, as provided in Section 12.2 hereof. It is also agreed that with respect to all of the equipment, fixtures and furniture relating to the kitchen and dining facilities located on the 52nd floor (collectively, the “Food Facilities”), on the Surrender Date, all of those items shall remain in their then “as-is” condition on the 52nd floor and shall become the property of Landlord. Tenant, on the Surrender Date, shall deliver (and assign where assignable) to Landlord all warranties, manuals and other materials in Tenant’s possession relating to the Food Facilities. Finally, to the extent the use or operation of any of the Food Facilities (as they are currently being used) requires the of any of the Special Condominium Facilities or other facilities under the control of Tenant, Tenant shall permit Landlord to use, maintain, repair and replace same subsequent to the Surrender Date.

34.2 Prior to the Surrender Date, Tenant shall be responsible for all of the obligations that Tenant has with respect to the Premises as are applicable to the 52nd floor, except that Tenant shall not be responsible for any of the obligations set forth in Section 1.4(a) – (e) of this Lease and Landlord shall cause same to be paid; provided, however, any charges for services not included in or in excess of the customary amount (as of the date hereof) of Building Services or other services provided to Tenant pursuant to the Unit Owners Agreement or otherwise, including, without limitation, freight elevator, overtime HVAC, extra security guards, extra cleaning and other ad hoc requests of Tenant shall be paid by Tenant. In addition, prior to the Surrender Date, Landlord and Tenant shall continue to use the dining facilities, meeting facilities and kitchen facilities located on the 52nd floor in the same manner as it is currently using them, in particular, with respect to scheduling and sharing of costs. Notwithstanding the foregoing, prior to the Surrender Date, Landlord shall have no access to the office adjacent to the east side of the dining room, except to the extent it has access to the Premises, in general, in other Sections of this Lease.

34.3 Landlord agrees that it shall, in good faith, have discussions with Tenant to determine a way that Tenant, after it vacates the 52nd floor, can have access to the catering services and/or the kitchen facilities serving the 52nd floor in a manner reasonably acceptable to Landlord, and at Tenant’s expense. In consideration of all of the obligations of Tenant set forth in this Article 34, Landlord shall pay to Tenant the amount of $3,500,000 (the “Moving Expenses”), in order to contribute to Tenant’s construction of replacement kitchen/dining/meeting facilities on another floor within the Premises and the intercompany moves between floors 47, 51 and 52. Not more than one (1) time per week, Landlord shall advance portions of the Moving Expenses as incurred by Tenant in connection with the foregoing within ten (10) days of delivery by Tenant of reasonable receipts or invoices, in amounts not less than $250,000.

34.4 From and after the Surrender Date, (i) the Premises shall no longer include the 52nd floor, and neither Landlord nor Tenant shall have any further rights and obligations hereunder with respect thereto, except for those obligations which arose prior to the Surrender Date, which obligations shall survive such surrender, and (ii) Landlord shall no longer have access to or use of, the UPS system on the fourth (4th) floor of the East Building. On the Surrender Date, Landlord and Tenant shall execute an amendment to this Lease, evidencing the foregoing.

[BALANCE OF PAGE INTENTIONALLY OMITTED.]

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written.

Landlord:

NBC TRUST NO 1996A By: Wilmington Trust Company, not in its individual capacity, but solely as Leasing Trustee

By:	/s/ Roseline K. Maney
Name:	Roseline K. Maney
Title:	Vice President

Second Amended and Restated NBC Lease Agreement

Tenant:

NBC UNIVERSAL, INC.

By:	/s/ John W. Elk
Name: John W. Elk
Title: President, NBC Network & Mediaworks

Tenant’s Federal Tax Identification Number: 14-1682529

Second Amended and Restated NBC Lease Agreement

SCHEDULE 1

BASE RENT

During years one (1) - five (5) of the Initial Term Base Rent shall be equal to [***] per annum.

During years six (6) - ten (10) of the Initial Term Base Rent shall be equal to [***] per annum.

Schedule 1

SCHEDULE 2

LANDLORD’S WIRING INSTRUCTIONS

Bank Account: [***]

Bank Name: [***]

Bank ABA: [***]

Account Name: [***]

Account Number [***]

Schedule 2

SCHEDULE 3

NBC SYSTEMS

1.	Assumed NBC Systems.

[***]

2.	NBC Systems that may in the future be assumed by NBC pursuant to letter agreement dated July 17, 1997.

[***]

SCHEDULE 4

ROOFTOP INSTALLATIONS

[***]

[2 pages omitted]

Schedule 4

SCHEDULE 5

TENANT ELEVATORS

NBCU Owned:

Passenger elevator banks AS, E & F and freight elevator car 58.

Tishman Owned:

D-Bank (elevators 9, 11, 13, 15), subject to the terms and provisions of the UOA

Schedule 5

SCHEDULE 6

APPROVED CONTRACTORS

[See Attached]

Schedule 6

NBCU/Tishman Speyer Construction Management Firms

B. R. Fries & Associates
34 West 32nd Street
New York, New York 10001
212 563 3300
www.brfries.com
Ms. Diane Cramer
dianec@brfries.com

JT Magen & Co. Inc.
44 West 28th Street 11th Floor
New York, New York 10001
212 790 4200
www.jtmagen.com

MDA Consulting Group
519 Eighth Avenue
New York New York 10018
212 302 5566
www.mdacontracting.com

Structuretone
770 Broadway
New York, New York 10003
212 481 6100
www.structuretone.com
Mr. Mike Neary
Regional Executive
mneary@structuretone.com

Turner Construction Company
375 Hudson Street
New York, New York 10014
212 229 6000
www.turnerconstruction.com
Mr. Peter Davoren
President and CEO

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A & L CESSPOOL SERVICE CORP
38-40 REVIEW AVENUE
LONG ISLAND CITY, NY 11101
PHONE: (718) 729-3018
FAX: (718) 729-5799
VENDOR TYPE: SEWAGE EJECTOR, GREASE TRAP & DRAIN CLEANING

- Livio Forte, *VP*
- Vinny Forte, *Office Manager*

A.A. CARPETS LTD., INC.
750 SOUTH FULTON AVENUE
MT VERNON, NY 10550
PHONE: (914) 663-9202 / (914) 663-9203
VENDOR TYPE: FLOORING

- Anthony Annunziata, *President*

A.A.A. ARCHITECTURAL HARDWARE CO.
44 WEST 46TH STREET
NEW YORK, NY 10036
PHONE: (212) 840-3939
FAX: (212) 921-5086
E-MAIL: peter.lilenthal@aaahardware.com
www.aaahardware.com
VENDOR TYPE: LOCKSMITHS

- Richard I. Brown, *President*
- Peter S. Lilienthal, *Exec. VP*

A.G. WILLIAMS CO. INC.
411 FIFTH AVENUE
PELHAM, NY 10803
PHONE: (914) 738-2860
FAX: (914) 738-0556
WWW.AGWILLIAMSPAINTING.COM
VENDOR TYPE: PAINTING

- Arthur G. Williams, *President*

AAF INTERNATIONAL
PO BOX 35690
LOUISVILLE, KY 40232-5690
PHONE: (888) 223-2003
FAX: (888) 223-6500
WWW.AAFINTI.COM
VENDOR TYPE: AIR FILTERS

- James Douglas, *VP Sales & Marketing*
- Joseph D. Falce, *District Sales Manager*

PHONE: (718) 386-8827

AAKER ELECTRICAL SUPPLY CO.
61 WILLET STREET
PASSAIC, NJ 07055
PHONE: (800) 552-5880
FAX: (800) 252-9633
E-MAIL: sales@aaker.com
VENDOR TYPE: ELECTRICAL SUPPLIES

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ABATEMENT UNLIMITED, INC.
666 THIRD AVENUE
ARCADE LEVEL, SUITE ARH
NEW YORK, NY 10017
PHONE: (212) 661-0325
FAX: (212) 661-8174
E-MAIL: ABATEMENTUNLTD@AOL.COM
VENDOR TYPE: ASBESTOS ABATEMENT

- Ann Pucci, *President*
- Charles T. Schwalje, *Senior Account Manager*

ABCO REFRIGERATION SUPPLY
438 WEST 37TH STREET
NEW YORK, NY 10018
PHONE: TOLL FREE #: / (212) 929-8400
FAX: (212) 629-5768
ABCOREFRIGERATION.COM
VENDOR TYPE: AIR CONDITIONING SUPPLIES

- Steve Centeno

ABCO-PEERLESS SPRINKLER CORP.
50 MIDLAND AVENUE
HICKSVILLE, NY 11801
PHONE: (516) 294-6850
FAX: (516) 294-6823
E-MAIL: mdematteo@abcopeerless.com
www.abcopeerless.com
VENDOR TYPE: SPRINKLERS

- Marisa DeMatteo , *Assistant to President*
- Timothy W. Bowe, *President*
- Peter J Bowe, *VP*

ACADEMIC STONE SETTERS, INC.
29-07 119 STREET
FLUSHING , NY 11354
PHONE: (718) 463-7395
FAX: (718) 358-5595
E-MAIL: Academicst@aol.com
VENDOR TYPE: MARBLE/STONE WORK

- James Donaghy, *President*
- Robert Foley, *Director*

ACC CONSTRUCTION CORPORATION
6 EAST 32ND STREET, 7TH FLOOR
NEW YORK, NY 10016
PHONE: (212) 686-9331
FAX: (212) 686-9332
VENDOR TYPE: GENERAL CONTRACTORS

- Theresa Fleming
- Michele Medaglia, *President*

ACCURATE SPECIALTY METAL FABRICATORS
1333 FLUSHING AVENUE
BROOKLYN, NY 11237
PHONE: (718) 381-2106
FAX: (718) 456-4567
E-MAIL: accuratespec@aol.com
VENDOR TYPE: SHEETMETAL

- Richard Nowacki, *Project Manager/Estimator*
PHONE: (646) 879-3428
- Sheldon Tiecher

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ACME ROLLING STEEL DOOR CORP.
1099 LINDEN AVENUE
RIDGFIELD, NJ 07657
PHONE: (800) 281-5680
FAX: (201) 943-1206
E-MAIL: acmersd@aol.com
acmedoor.com
VENDOR TYPE: DOORS & ARCHITECTURAL METAL

- Jeff Krautman, *President*

ACOUSTIC DIMENSIONS
145 HUGUENOT STREET
LARCHMONT, NY 10538
PHONE: (914) 712-1300
FAX: (914) 712-1301
E-MAIL: religator@acousticdimensions.com
www.acousticdimensions.com
VENDOR TYPE: CONSULTANTS - ACOUSTICAL

- Ronald T. Eligator, *Principal Consultant*
- Cathy Hutchinson, *Marketing Manager*

PHONE: (972) 239-1505EXT. 18

ADCO ELECTRICAL CORPORATION
201 EDWARD CURRY AVENUE
STATEN ISLAND, NY 10314
PHONE: (718) 494-4400
FAX: (718) 983-7519
VENDOR TYPE: ELECTRICAL CONTRACTORS

- Mark File

ADT SECURITY SERVICES
29E COMMERCE WAY
TOTOWA, NJ 07512
PHONE: (973) 237-3100
FAX: (973) 237-3171
VENDOR TYPE: CENTRAL RECEIVING STATIONS

AFA PROTECTIVE SYSTEMS, INC.
519 EIGHTH AVENUE
NEW YORK, NY 10018
PHONE: (212) 279-5000
FAX: (212) 967-0902
WWW.AFAPROTECTIVESYSTEMS.COM
VENDOR TYPE: CENTRAL RECEIVING STATIONS

- Dan Gallagher

AFGO HVAC MECHANICAL SERVICES
36-14 32ND STREET
LONG ISLAND CITY, NY 11106
PHONE: (718) 478-5555
FAX: (718) 476-2222
E-MAIL: btu@afgo.com
www.afgo.com
VENDOR TYPE: COIL

- Glenn Udell, *CFO*
- Blaine Udell, *President*

PHONE: (516) 658-8989

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AIRGAS REFRIGERANTS/REFRON, INC.
38-18 33RD STREET
LONG ISLAND CITY, NY 11101
PHONE: (800) 4 REFRON / (718) 392-8002
FAX: (718) 392-8006
VENDOR TYPE: RECLAIMER

- Jay Kestenbaum, *President*
- Alan Korn, *Sales Super. Natl. Accounts*

AJS CONSTRUCTION
149 FIFTH AVENUE
NEW YORK, NY 10010
PHONE: (212) 420-9593
FAX: (212) 420-8681
E-MAIL: jmcguinness@ajsconstruction.com
www.ajsconstruction.com
VENDOR TYPE: GENERAL CONTRACTORS

- Robert Hohmann, *President*
- Jamie McGuiness, *Exec.VP*

AKF ENGINEERS
1501 BROADWAY, SUITE 700
NEW YORK, NY 10036
PHONE: (212) 354-5656
FAX: (212) 354-5668
WWW.AFK-ENGINEERS.COM
VENDOR TYPE: CONSULTANTS - MECHANICAL AND ELECTRICAL

- Paul Bello, *OP.E., Managing Partner*

ALBERT PEARLMAN, INC.
60 EAST 42ND ST.
NEW YORK, NY 10165
PHONE: (212) 687-5055
FAX: (212) 6876228
E-MAIL: randyp@albertpearlman.com
www.albertpearlman.com
VENDOR TYPE: PAINTING

- Joseph Vitiello

ALEXANDER WOLF & SON
DIVISION OF A.W. & S. CONSTRUCTION CO., INC.
211 EAST 43RD STREET
NEW YORK, NY 10017
PHONE: (212) 972-1740
FAX: (212) 943-6423
E-MAIL: DBERNSTEIN@AWOLFANDSON.COM
AWOLFANDSON.COM
VENDOR TYPE: GENERAL CONTRACTORS

- Daniel S. Bernstein, *President*

ALLIED BARTON SECURITY
330 WEST 34TH STREET, 18TH FLOOR
NEW YORK, NY 10001
PHONE: (212) 481-5777
FAX: (212) 689-7521
E-MAIL: kathryn.walker@alliedbarton.com

- Kathryn Walker

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www.alliedbaarton.com
VENDOR TYPE: SECURITY

ALLIED WASTE SERVICES OF NEW YORK INC.
920 EAST 132ND STREET
BRONX, NY 10454
PHONE: (718) 497-4000
FAX: (718) 821-8217
VENDOR TYPE: CARTING / RECYCLING

- Nicholas Fytos, *General Manager*

ALLRAN ELECTRIC OF N.Y. INC.
120 BROADWAY, 36TH FLOOR
NEW YORK, NY 10271
PHONE: (212) 269-5700
FAX: (212) 269-5623
VENDOR TYPE: ELECTRICAL CONTRACTORS

- Tammy Van

PHONE: X204

ALLSTATE INTERIOR DEMOLITION
242 RANDOLPH STREET
BROOKLYN, NY 11237
PHONE: 718-779-8400
FAX: 718-779-3377
VENDOR TYPE: DEMOLITION

- Vincent Ferrara, *Vice President*

ALTERNATIVE MAINTENANCE CORP.
56 CARLETON AVENUE
ISLIP TERRACE, NY 11752
PHONE: (631) 277-7622
FAX: (631) 224-4996
E-MAIL: amccorp@msn.com
www.amc-corp.com
VENDOR TYPE: DUCT CLEANING

- Fred J. Dufek, *President/CEO*
- Troy F. Dufek, *VP*

AMBIENT GROUP, INC.
470 7TH AVENUE
12TH FLOOR
NEW YORK, NY 10018
PHONE: (212) 944-4615
FAX: (212) 944-4618
E-MAIL: WESPOSITO@AMBIENTGROUP.COM
WWW.AMBIENTGROUP.COM
VENDOR TYPE: ENVIRONMENTALISTS

- William Esposito

AMBIENT WATER TREATMENT CONSULTING, INC.
50 JERICHO TURNPIKE, SUITE 108
JERICHO, NY 11753
PHONE: (516) 342-1964
FAX: (516) 908-6470

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E-MAIL: info@awtsonsulting.com
www.awtconsulting.com
VENDOR TYPE: CONSULTANTS - WATER TREATMENT

AMBROSINO DEPINTO & SCHMIEDER CONSULTING ENGINEERS, PC
275 SEVENTH AVENUE, 21ST FLOOR
NEW YORK, NY 10001
PHONE: (212) 645-6060
FAX: (212) 645-6533
E-MAIL: info@adsce.com
www.adsce.com
VENDOR TYPE: CONSULTANTS - MECHANICAL AND ELECTRICAL

- Michael Ambrosino, *Partner, VP*

AMERICAN ELECTRICAL TESTING CO., INC
480 NEPOSET STREET
P.O. BOX 267
CANTON, MA 02021
PHONE: (800) 992-3826
FAX: (781) 821-0771
E-MAIL: JTOSE@99AETCO.COM
WWW.99AETCO.COM
VENDOR TYPE: TESTING: INFRARED / ELECTRIC TESTING

- Charles K. Blizard, Jr., *President*
- Jack Tosi, *Sales Engineer*

AMERICAN TOWER CORPORATION
116 HUNTINGTON AVENUE
BOSTON, MA 02116
PHONE: 617-375-7500
FAX: 617-375-7575
WWW.AMERICANTOWER.COM
VENDOR TYPE: CONSULTANTS - TELECOMMUNICATIONS

AMERICON CONSTRUCTION INC.
44 WEST 18TH STREET, 6TH FLOOR
NEW YORK, NY 10011
PHONE: (212) 274-0190
FAX: (212) 274-0199
E-MAIL: RichardCucci@Americoninc.com
www.americoninc.com
VENDOR TYPE: GENERAL CONTRACTORS

- Eugene M. Cannata
- Richard C. Cucci
- Thomas C. Prince

AMUNEAL MANUFACTURING CORP.
4737 DARRAH STREET
PHILADELPHIA, PA 19124
PHONE: (215) 535-3000
FAX: (215) 743-1715
E-MAIL: info@amueal.com
www.amuneal.com
VENDOR TYPE: TESTING: ELECTROMAGNETIC INTERFERENCE (EMI)

- Adam Kamens, *CEO*
- Larry Maltin, *President, Technical Products, EMF Progr Manager*

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ANTOVIL GELBERG PAINTING CO.
21-52 45TH AVENUE
LONG ISLAND CITY, NY 11101
PHONE: (718) 937-3520
FAX: (718) 392-4793
E-MAIL: Ang2152@att.net
www.antovil.com
VENDOR TYPE: PAINTING

- Angelo Lopes, *Co-Owner*

ARAGON GENERAL CONTRACTORS & CONSTRUCTION MANAGERS
142 WEST 57TH STREET
9TH FLOOR
NEW YORK, NY 10019
PHONE: 212.937.9600
FAX: 212.937.9606
VENDOR TYPE: GENERAL CONTRACTORS

- Joseph Lopardo, *Account Executive*
PHONE: 212.376.5562

ARC ELECTRICAL CONSTRUCTION CO., INC.
739 SECOND AVENUE
NEW YORK, NY 10016
PHONE: (212) 573-9600
FAX: (212) 573-9020
E-MAIL: vincent@arc-electrical.com
VENDOR TYPE: ELECTRICAL CONTRACTORS

- Vincent J. Loiacono, *VP*

ARGO GENERAL MACHINE WORKS, INC.
38-16 11TH STREET
LONG ISLAND CITY, NY 11101
PHONE: (718) 392-4605
FAX: (718) 392-2043
VENDOR TYPE: MACHINE SHOPS

- Frank Scabuto, *President*
- Ignazio Scabuto, *VP*

ARIES ELECTRIC MOTOR INC.
59-52 55TH DRIVE
MASPETH, NY 11378
PHONE: (718) 326-3404
FAX: (718) 326-4708
VENDOR TYPE: MOTOR REPAIRS

- Jeff Shteel, *President*

ARISTA AIR CONDITIONING CORP.
38-26 TENTH STREET
LONG ISLAND CITY, NY 11101-6112
PHONE: (718) 937-1400
FAX: (718) 937-8689
ARISTAIR.COM
VENDOR TYPE: H.V.A.C.

- Stanley Berger, *President*

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ASHLAND PLUMBING CORP.
242 W. 20TH STREET
NEW YORK, NY 10011
PHONE: (212) 989-1320
FAX: (212) 633-2606
WWW.ASHLANDPLUMBING.COM
VENDOR TYPE: PLUMBING

- Les Korbi, Jr., *President*

ASHLAND SPECIALTY CHEMICAL COMPANY
DREW INDUSTRIAL DIVISION
1000 HARRISON AVENUE
KEARNY, NJ 07032
PHONE: (201) 246-2510
FAX: (201) 246-1784
WWW.DREWINDUSTRIAL.COM
VENDOR TYPE: CHEMICAL TREATMENT

- Al Barba, *District Business Manager*

ASSURED ENVIRONMENTS
45 BROADWAY, 8TH FLOOR
NEW YORK, NY 10006
PHONE: (212) 480-5800
FAX: (212) 480-5900
WWW.ASSUREDENVIRONMENTS.COM
VENDOR TYPE: SEWAGE EJECTOR, GREASE TRAP & DRAIN CLEANING

- Barry Beck

A-TECH ELECTRIC ENTERPRISE INCORPORATED
90 WHITE STREET
NEW YORK, NY 10013
PHONE: 212-343-8700
FAX: 212-343-8885
E-MAIL: ali@atechelectric.com
VENDOR TYPE: ELECTRICAL CONTRACTORS

- Allan Li

PHONE: 212-343-2005

ATLANTIC COOLING TOWER SERVICES INC.
80 KERO ROAD
CARLSTADT, NJ 07072
PHONE: (201) 939-0900
FAX: (201) 939-9396
E-MAIL: info@atlanticcooling.com
VENDOR TYPE: COOLING TOWER

- Mark S. Alberti, *President*

ATLANTIC DETROIT DIESEL - ALLISON
33 GREGG STREET
LODI, NJ 07644
PHONE: (201) 489-5800
FAX: (201) 291-1833
E-MAIL: cattisani@atlanticdda.com / generatorsales@atlanticddc.com
www.atlanticdda.com

- Charles Attosani, *Director Engineering*
- Truxton K. Mann, *VP*

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VENDOR TYPE: GENERATOR PLANT

ATLANTIC HEYDT CORPORATION
330 NORTH HENRY STREET
BROOKLYN, NY 11222
PHONE: (718) 628-0500
FAX: (718) 628-0109
VENDOR TYPE: SCAFFOLDING AND SIDEWALK BRIDGE

- John Breslin, *President*
- Connor Costigan

ATLANTIC-KENMARK ELECTRIC, INC.
11 EWING AVENUE
NORTH ARLINGTON, NJ 07031
PHONE: (201) 991-2117/BEEPER (973) 730-8183
FAX: (201) 991-1752
VENDOR TYPE: MOTOR REPAIRS

- Frank Gaccione
- Vincent Gaccione

ATLAS ACON ELECTRICCO.
283 HUDSON STREET
NEW YORK, NY 10013
PHONE: (212) 741-0600
FAX: (212) 243-9826
VENDOR TYPE: ELECTRICAL CONTRACTORS

- Rick Froio, *Sr. VP*
- William Kremer, *President*

ATLAS FIRE PROTECTION, INC.
59-02 56TH STREET
MASPETH, NY 11378
PHONE: (718) 418-8620
FAX: (718) 418-8619
VENDOR TYPE: SPRINKLERS

- Peter Coletti, *President*

ATP INDUSTRIES - EVAPCO COOLING TOWER
224 WEST 35TH STREET, 17TH FLOOR
NEW YORK, NY 10001
PHONE: (212) 869-7150
FAX: (212) 869-7146
E-MAIL: info@atpindustries.com
VENDOR TYPE: COOLING TOWER

- Peter Newman, *President, CEO*

AVA SHYPULA CONSULTING, INC.
24 COMMERCE STREET
SPRINGFIELD, NJ 07081
PHONE: (973) 467-4645
FAX: (973) 467-3777
E-MAIL: ashypula@aol.com
www.avashypula.com
VENDOR TYPE: CONSULTANTS - STONE

- Ava Shypula, *President*

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AXIS DESIGN GROUP
744 BROAD STREET
14TH FLOOR
NEWARK, NJ 07102
PHONE: (212) 288-7120
FAX: (973) 242-2676
E-MAIL: INFO@AXISD.COM
WWW.AXISD.COM
VENDOR TYPE: CONSULTANTS - STRUCTURAL

- Joseph Lieber
PHONE: 973-242-2626
jlieber@axisd.com

B&A MARINE CO. INC.
75 HUNTINGTON STREET
BROOKLYN, NY 11231
PHONE: (718) 875-6700
FAX: (718) 858-0029
E-MAIL: service@bamarine.com
www.bamarine.com
VENDOR TYPE: MACHINE SHOPS

- Dean Couphos, *Technical Director*
- Bill Crokos, *President*

B.R. FRIES & ASSOCIATES
34 WEST 32ND STREET
NEW YORK, NY 10001
PHONE: 212-563-3300
FAX: 212-629-6029
E-MAIL: barryf@brfries.com
VENDOR TYPE: GENERAL CONTRACTORS

- Diane Cramer, *Director of Marketing*
PHONE: 917-715-9634
- Barry Fries, *Chief Executive Officer*
PHONE: 917-923-0045

BABCO INC.
60-10 MAURICE AVENUE
MASPETH, NY 11378
PHONE: (718) 446-5120
FAX: (718) 779-5709
E-MAIL: Dbarshuv@rcn.com
VENDOR TYPE: MOTOR REPAIRS

- David Barshov, *VP*

BACON LANE ARCHITECTS
378 KENT RD SOUTH
CORNWALL BRIDGE, CT 06754
PHONE: (201) 697-5774
FAX: (860) 248-3143
VENDOR TYPE: CONSULTANTS - WATERPROOFING/ROOFING

- Martha Lane
Martha@Baconlanearch.com

BACON LANE ARCHITECTS
11 1/2 ANNETT AVENUE
EDGEWATER , NJ 07020
PHONE: (201) 697-5774
FAX: (201) 886-7134
VENDOR TYPE: CONSULTANTS - WATERPROOFING/ROOFING

- Martha Lane
mbl5774@nj.rr.com

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BALTIMORE AIRCOIL, N.Y.
560 WHITE PLAINS ROAD
TARRYTOWN, NY 10591
PHONE: (914) 366-7800
FAX: (914) 366-7855
VENDOR TYPE: COOLING TOWER

- David Meyer, *District Manager*
- Fredi Taruc, *Sales Engineer*

BARR & BARR, INC.
460 WEST 34TH STREET, 16TH FLOOR
NEW YORK, NY 10036
PHONE: (212) 563-2330
FAX: (212) 967-2297
WWW.BARRANDBARR.COM
VENDOR TYPE: GENERAL CONTRACTORS

BBG-BBGM
350 FIFTH AVENUE (25TH FLOOR)
NEW YORK, NY 10118
PHONE: 212-888-7667
FAX: 212-935-3868
E-MAIL: nyinfo@bbg-bbgm.com
VENDOR TYPE: CONSULTANTS - ARCHITECTURAL

- Ted Brumleve
- Julian Monk
PHONE: 212-888-9809
julian.monk@bbg-bbgm.com

BC EXCHANGE
7 WEST 36TH STREET
5TH FLOOR
NEW YORK, NY 10018
PHONE: 212-391-7727
FAX: 212-391-6285
BCEXCHANGE.COM
VENDOR TYPE: FLOORING

- Frank Lazzari, *VP*
- David Simon, *CEO*

BELL STAR TOWER
245 VAN BRUNT STREET
BROOKLYN, NY 11231
PHONE: 718-237-4944
VENDOR TYPE: COOLING TOWER

BELLWAY ELECTRICAL CONTRACTING CORP.
66 SOUTH CENTRAL AVENUE
ELMSFORD, NY 10523
PHONE: (914) 592-4744
FAX: (914)592-4887
E-MAIL: mlowery@belwayelectric.com
www.belwayelectric.com
VENDOR TYPE: ELECTRICAL CONTRACTORS

- Mike Lowery
mlowery@belwayelectric.com

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BELWAY ELECTRIC NYC, LLC
38 EAST 29TH STREET
NEW YORK, NY 10016
PHONE: 212-684-9800
FAX: 212-684-9801
VENDOR TYPE: ELECTRIC METERING

- Paul Angerame, *President*
PHONE: 212-684-9800
- Tom Hourican, *Supervisor*
PHONE: 646-468-9801

BEN DEANGELIS PLUMBING & HEATING CONTRACTOR INC.
451 FISHER COURT
SHELTON, CT 06484-2836
PHONE: 203-926-0022
VENDOR TYPE: PLUMBING

- Benjamin DeAngelis

BEVMAX PAINTING
247 W. 38TH STREET
NEW YORK, NY 10018
PHONE: (212) 704-0200
FAX: (212) 704-0220
VENDOR TYPE: PAINTING

- Michael Steinmetz, *President*

BFI CONSTRUCTION CORP
30 WEST 26 STREET, 11TH FLOOR
NEW YORK, NY 10010
PHONE: (212) 929-3610
FAX: (212) 929-5077
E-MAIL: rcf@bficc.com
www.bficc.com
VENDOR TYPE: GENERAL CONTRACTORS

- Richard C. Fiore, Sr., *President*
- Stanley Winnick, *Sr. VP Sales*

BIG APPLE PLUMBING CORP.
365 VAN BRUNT STREET
BROOKLYN, NY 11231
PHONE: (718) 522-0040
FAX: (718) 522-0491
VENDOR TYPE: PLUMBING

- Sokol Selmani, *President*

BLAKE EQUIPMENT CO., INC.
4 NEWPARK RD
EAST WINDSOR, CT 06088
PHONE: (800) 228-9738 / (860) 243-1493
FAX: (860) 243-3996
E-MAIL: Carrie.Long@blakeequip.com
www.blakeequip.com
VENDOR TYPE: H.V.A.C.

- Fred B. Cuda, *President & CEO*
- Carrie Long, *Service Rep*
PHONE: (860) 286-4233

BLUE WATER ENVIRONMENTAL
2255 E. 71ST STREET

- Craig Shapiro, *President*
PHONE: 718-974-4300

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BROOKLYN, NY 11234
PHONE: 718-974-4300
VENDOR TYPE: ENVIRONMENTALISTS

BOCA GROUP INTERNATIONAL
200 PARK AVENUE, WEST MEZZANINE
NEW YORK, NY 10166
PHONE: (212) 983-7010
FAX: (212) 983-7011
E-MAIL: info@bocagroup.com
www.bocagroup.com
VENDOR TYPE: CONSULTANTS - ELEVATOR

- Richard Wernon, *President*

BOND PAINTING COMPANY
42 WEST 38TH STREET
NEW YORK, NY 10018
PHONE: (212) 944-0070
FAX: (212) 944-8499
VENDOR TYPE: PAINTING

- Stuart Feld, *President*

BONSIGNORE ARCHITECTS
333 WEST 39TH STREET
SUITE 604
NEW YORK, NY 10018
PHONE: (212) 594-8282
FAX: (212) 594-8131
E-MAIL: RBONSIGNORE@BONSIGNOREARCHITECTS.COM
WWW.BONSIGNOREARCHITECTS.COM
VENDOR TYPE: CONSULTANTS - ARCHITECTURAL

- Richard C. Bonsignore, fara, *President*
- Morais Miranda, *Lead AP*

BP MECHANICAL CORP.
83-40 72ND DRIVE
GLENDALE, NY 11385
PHONE: SERVICE: (718) 383-2202 / (718) 383-2100
FAX: (718) 383-5598
E-MAIL: rbarbera@bpair.com
www.bpair.com
VENDOR TYPE: H.V.A.C.

- Robert Barbera, *President*
- Mike Brathwaite, *Service Manager*
- John Losey, *CEO*

BRENNAN BROS. CO., INC.
PLUMBING AND HEATING CONTRACTORS
3150 ALBANY CRESCENT
BRONX, NY 10463
PHONE: (718) 549-7860
FAX: (718) 601-8352
VENDOR TYPE: PLUMBING

- John K. Brennan, *VP*
- Brian Fleer, *President & Service*

BRIAN PAINTING CORP

- Brian DeLucie, *President & Sales Rep.*

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334 WALKER STREET
BABYLON, NY 11703
PHONE: (631) 661-0701
FAX: (631) 661-0702
VENDOR TYPE: PAINTING

PHONE: CELL ((516) 428-1324

BRISK WATERPROOFING COMPANY
720 GRAND AVENUE
RIDGEFIELD, NJ 07657
PHONE: (201) 945-0210
FAX: (201) 945-7841
E-MAIL: dant@briskwaterproofing.com
Briskwaterproofing.com
VENDOR TYPE: ROOFING, FACADE RESTORATION AND WATERPROOFING

- Dan Tyler, *Branch Manager*

BROADWAY/NATIONAL SIGN
2150 5TH AVENUE
RONKONKOMA, NY 11779
PHONE: (631) 737-3140
FAX: (631) 737-3160
VENDOR TYPE: SIGNAGE

- Pat Dooley

PHONE: EXT. 239

BROOKBRIDGE CONSULTING SERVICES, INC.
43 WARREN STREET
NEW YORK, NY 10007
PHONE: (212) 406-5920
FAX: (212) 406-5921
E-MAIL: jpierce@brookbridgeinc.com / bcs@brookbridgeinc.com
VENDOR TYPE: CODE CONSULTANTS/EXPEDITORS

- Richard Imperatore, *Principal*
- John Pierce, *Business Developer*

BUILDING TECHNOLOGIES GROUP, INC.
100 DELAWANNA AVE ST. 400
CLIFTON, NJ 07014
PHONE: (973) 569-4700
FAX: (973) 569-4701
E-MAIL: Kkerre@btg-usa.net
VENDOR TYPE: BUILDING AUTOMATION

- Aytanga Karca, *Service Department*

BURGESS STEEL LLC
200 WEST FORREST AVENUE
ENGLEWOOD, NJ 07631
PHONE: (201) 871-3500
FAX: (201) 871-8750
E-MAIL: Mguerin@burgesssteel.com / Gguerin@burgesssteel.com
VENDOR TYPE: IRON WORKS

- Eugene Guerin, *CEO*
- Matthew J. Guerin, *VP*

BWC TECHNOLOGIES

- Leo Castiglioni, *President*

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5526 KUNKLETOWN ROAD
P.O. BOX 759
SAYLORSBURG, PA 18353
PHONE: (800) 225-0296 / (570) 992-9903
FAX: (570) 992-7924
E-MAIL: GARY@BWCTECHNOLOGIES.COM
WWW.BWCTECHNOLOGIES.COM
VENDOR TYPE: MACHINE SHOPS

- Gary Wolfe, *VP*

C.W. GREENE, INC.
111 JOHN STREET
NEW YORK, NY 10038-3200
PHONE: (212) 267-0440
FAX: (212) 267-3619
E-MAIL: mmurino@cwgreene.com, eclover@cwgreene.com
VENDOR TYPE: ELECTRICAL CONTRACTORS

- Edward T. Clover, *President*
- Matthew Murino, *VP*

CAB SOLUTIONS LLC
3330 HUNTINGTON PK
HUNINGTON VALLEY, PA 19006
PHONE: 215.947.4991
FAX: 212-947-4995
VENDOR TYPE: ELEVATOR CAB

- Steve Mcdonald
- John King

CAMPBELL AND DAWES LTD.
84-48 129TH STREET
KEW GARDENS, NY 11415
PHONE: (718) 441-6300
FAX: (718) 441-7090
E-MAIL: Dave@campbelldawes.com
VENDOR TYPE: ELECTRICAL CONTRACTORS

- Gary Dawes, *President*
- David Seymour, *VP Sales*

CAMSAN INC.
15 HALLOWEEN BLVD.
STAMFORD, CT 06902
PHONE: (203) 327-1120
FAX: (203) 975-0237
E-MAIL: t.sanserverino@camsaninc.com
VENDOR TYPE: ELECTRICAL CONTRACTORS

- Thomas A. Sanseverino, *President & Service*

CARLTON FINNERAL MAHONEY DESIGN, LLC
240 MADISON AVENUE
NEW YORK, NY 10016
PHONE: (212) 973-9500
FAX: (212) 973-9560
WWW.CF-CFM.COM
VENDOR TYPE: CONSULTANTS - ARCHITECTURAL

- Michael J. Carlton, *AIA, President*
- Michael Carlton, *AIA*

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CARRIER CORP.
516 WEST 34TH STREET
NEW YORK, NY 10001
PHONE: (212) 465-7700
VENDOR TYPE: REFRIGERATION EQUIPMENT

- Rick St. Vincent, *Sales Manager*

CARUSO PAINTING
49 MALLOW STREET
STATEN ISLAND, NY 10309
PHONE: 212-563-6460
FAX: 212-563-6147
VENDOR TYPE: PAINTING

- Lenny Caruso

PHONE: 917-670-4562

CAS DIGITAL
61 TEC STREET
HICKSVILLE, NY 11801
PHONE: (516) 934-0419
FAX: (516) 938-4557
E-MAIL: ann@casdigitalconcepts.com
VENDOR TYPE: SIGNAGE

- Ann Giuliano

ann@casdigitalconcepts.com

- Stephen Sapia, *Managing Partner*

CASE/ACME
39-27 59TH STREET
WOODSIDE, NY 11377
PHONE: (718) 899-6100
FAX: (718) 899-1932
E-MAIL: Smonarque@Firecominc.com
Firecominc.com
VENDOR TYPE: LIFE SAFETY

- Steven Monarque, *Branch Manager*

PHONE: (212) 889-6700

CASTLE OIL CORPORATION
500 MAMARONECK AVENUE
HARRISON, NY 10528
PHONE: (914) 381-6600
FAX: (914) 381- 6601
WWW.CASTLEOIL.COM
VENDOR TYPE: OIL TANKS

- Mauro C. Romita, *President*

CAULDWELL WINGATE COMPANY, LLC
380 LEXINGTON AVENUE, 53RD FLOOR
NEW YORK, NY 10168
PHONE: (212) 983-7150
FAX: (212) 983-7275
E-MAIL: srudman@cwingate.com
www.cauldwellwingate.com
VENDOR TYPE: GENERAL CONTRACTORS

- Stephanie Rudman, *Director of Business Development*

CERAMI

- Victoria Cerami

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404 8TH AVENUE
NEW YORK, NY 10018
PHONE: (212)382-2829
FAX: 212-371-1736
E-MAIL: vcerami@ceramiassociates.com
VENDOR TYPE: CONSULTANTS - ACOUSTICAL

- John Longman

CERAMI & ASSOCIATES
404 8TH AVENUE
NEW YORK, NY 10018
PHONE: (212) 370-1776
FAX: (212) 370-1736
E-MAIL: jpampuch@ceramiassocates.com
www.ceramiassociates.com
VENDOR TYPE: CONSULTANTS - ACOUSTICAL

- Steven Lindsey, *Managing Principal*

CHAMBERS PAPER FIBRES CORP.
139 PLYMOUTH STREET
BROOKLYN, NY 11201
PHONE: (718) 624-8181
FAX: (718) 624-8153
VENDOR TYPE: CARTING / RECYCLING

- Sal Beneditto, *President*
- Dave Beneditto
- Charles Rotante, *VP*

CHAMPION ALARM SYSTEMS, LTD.
CHAMPION FIRE DETECTION, INC
4809 AVENUE N
BROOKLYN, NY 11234
PHONE: (888) 252-7604
FAX: (718) 720-0673
VENDOR TYPE: FIRE EQUIPMENT

- John DiStefano

CHEMICAL SPECIFICS, INC.
46-09 54TH ROAD
MASBETH, NY 11378
PHONE: (718) 361-6666
FAX: (718) 361-0450
E-MAIL: PGENETSKI@CSIONTHEWEB.COM
www.CSIONTHEWEB.COM
VENDOR TYPE: CHEMICALS

- Dan Berkowitz, *President*
- Paul Genetski, *VP*

CIROCCO & OZZIMO INC.
125 VERDI STREET
FARMINGDALE, NY 11735
PHONE: (631) 847-0185
FAX: (631) 847-0054
VENDOR TYPE: MASONRY/PLASTERING

- Greg Ozzimo, *President*

CITY CARTING COMPANY

- Connie DeGruttola, *Sales Representative*

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8 VIADUCT ROAD
STAMFORD, CT 06907
PHONE: (203) 324-4090
FAX: 203-324-4880
VENDOR TYPE: CARTING / RECYCLING

PHONE: (203) 324-4090 EXT. 138
- Michael F. Ferro, Jr., *VP*

CLASSIC SYSTEMS, INC.
86 GARDEN STREET
WESTBURY, NY 11590
PHONE: (516) 997-9100
FAX: (516) 997-9102
CLASSICSYSTEMSINC.COM
VENDOR TYPE: CENTRAL RECEIVING STATIONS

- Alan Glassman, *VP*
- Joe Pisani, *Sales Manager*
PHONE: EXT. 107
- Randy Zomberg, *Sales Manager*
PHONE: EXT. 11

CMS ELECTRICAL SERVICES
306 WEST 37TH STREET, 11TH FLOOR
NEW YORK, NY 10018
PHONE: (212) 244-6595
FAX: (212) 244-0869
VENDOR TYPE: ELECTRICAL CONTRACTORS

- Martin Fressle, *President*

COLGATE SCAFFOLDING & EQUIPMENT
1470 BRUCKNER BOULEVARD
BRONX, NY 10473
PHONE: (718) 589-4900
FAX: (718) 589-4949
E-MAIL: Karls@colgatescaffolding
VENDOR TYPE: SCAFFOLDING AND SIDEWALK BRIDGE

- Eric Englaner, *VP Sales*
- Peter O'Farrell, *President*
- Karl Sobeck, *VP Sales*

COLLINS BUILDING SERVICE, INC.
2401 44TH ROAD
LONG ISLAND CITY, NY 11011
PHONE: (212) 896-5100
FAX: (212) 896-5120
E-MAIL: glewis@cbs-collins.com
VENDOR TYPE: CLEANING CONTRACTORS

- Joseph K. Collins, *President*
- George Lewis, *VP Sales*
PHONE: (212) 896-5112

COLONIAL HARDWARE CORP.
163 VARICK STREET
NEW YORK, NY 10013
PHONE: (212) 741-8989
FAX: (212) 741-8193
WWW.BLACKBOOKOFTOOLS.COM
VENDOR TYPE: HARDWARE (TOOLS)

- Mike O' Connell, *President*

COLUMBIA FILTERS
255 HIGHLAND CROSS
P.O. BOX 189

- Charles L. Cerimido, *Sales Manager*
PHONE: (212) 594-3014

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RUTHERFORD, NJ 07070
PHONE: (212) 594-3014
FAX: (201) 438-0816
E-MAIL: MAIL@COLUMBIAFILTERSUSA.COM
VENDOR TYPE: AIR FILTERS

COLVENT CORP
25 WEST 45TH STREET, SUITE 400, 4TH FLOOR
NEW YORK, NY 10036
PHONE: 212-265-2470
FAX: 212-262-0157
E-MAIL: colventinc@aol.com
VENDOR TYPE: H.V.A.C.

- Max Santoro, *Service Manager*
- Jan K. Urso, *President*

CONCEPT AIR CONDITIONING
58-84 MASPETH AVENUE
MASPETH, NY 11378
PHONE: (718) 326-2660
FAX: (646) 219-0240
VENDOR TYPE: H.V.A.C.

- Robert Lupo, *Manager*
- Steve Mirabile, *Service Department*

CONCESSI ENGINEERING, P.C.
575 EIGHTH AVENUE
NEW YORK, NY 10018
PHONE: (212) 629-6810
FAX: (212) 594-4272
WWW.CONCESSI.COM
VENDOR TYPE: CONSULTANTS - MECHANICAL AND ELECTRICAL

- Robert Concessi, *Proffesional Engineer*

CONSERVE ELECTRICAL SUPPLY CORP.
39-05 CRESCENT STREET
LONG ISLAND CITY, NY 11101
PHONE: (718) 937-6671
FAX: (718) 937-4057
E-MAIL: donna@conserveelectric.com
www.conserveelectric.com
VENDOR TYPE: ELECTRICAL SUPPLIES

- Donna Hooper, *Service*
- Larry Sullivan, *President*

CONSOLIDATED CARPET
45 WEST 25TH STREET
8TH FLOOR
NEW YORK, NY 10010
PHONE: (212) 226-4600
FAX: (212) 226-4644
VENDOR TYPE: FLOORING

- null , *Contact Sales Department*
- David MeBerg, *President*

CONSOLIDATED ELECTRIC METER COMPANY

- Lloyd Schwartz

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450 SEVENTH AVENUE
NEW YORK, NY 10123
PHONE: (212) 563-1191
FAX: (212) 268-1624
VENDOR TYPE: ELECTRIC METERING

CONTINENTAL MARBLE
1361 LINCOLN AVE.
SUITE 2
HOLBROOK, NY 11741
PHONE: (631) 285-7265
FAX: (631) 285-6569
E-MAIL: CHRIS@CONTINENTAL.COM
WWW.CONTINENTALMARBLE.COM
VENDOR TYPE: MARBLE/STONE WORK

- Christopher McConnell, *President*
- Jeff Olsen, *Project Manager*

CONTRACTORS SHEET METAL, INC.
34-06 SKILLMAN AVENUE
LONG ISLAND CITY, NY 11101
PHONE: (718) 786-2505
FAX: (718) 937-8030
E-MAIL: Estimating@contractingsm.com
VENDOR TYPE: SHEETMETAL

- Frank Bindel, *President*
- Frank Narciso, *VP*

PHONE: CELL (917) 502-4353

COORDINATED METALS, INC.
626 16TH STREET
CARLSTADT, NJ 07072
PHONE: (201) 460-7280
FAX: (201) 460-1821
E-MAIL: Sales@CMI-Metals.com
VENDOR TYPE: DOORS & ARCHITECTURAL METAL

- Frank Grippy, *President*

CORCON
327 HEMPSTEAD AVENUE
WEST HEMPSTEAD, NY 11552
PHONE: 516 505 2700
FAX: 516 505 2800
VENDOR TYPE: GENERAL CONTRACTORS

- Mr. Brett Gower

CORGAN ASSOCIATES ARCHITECTS PC
350 FIFTH AVENUE
NEW YORK, NY 10118
PHONE: (212) 490-2930
FAX: (212) 490-3052
WWW.CORGAN.COM
VENDOR TYPE: CONSULTANTS - ARCHITECTURAL

- William J. Liese, *Principal*

CORPORATE INTERIORS CONTRACTING INC.

- John O'Brien, *Executive VP*

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104 EAST 25TH STREET, 7TH FLOOR
NEW YORK, NY 10010
PHONE: (212) 245-7370
FAX: (212) 245-7534
WWW.CICNYC.COM
VENDOR TYPE: GENERAL CONTRACTORS

- Corey O'Brien, *Director of Business Development*

COSENTINI ASSOCIATES
TWO PENN PLAZA
NEW YORK, NY 10121
PHONE: (212) 615-3600
FAX: (212) 615-3700
WWW.COSENTINI.COM
VENDOR TYPE: CONSULTANTS - MECHANICAL AND ELECTRICAL

- Douglas C. Mass, *President*

COSMIC FISCHER, INC.
646 9TH AVENUE
NEW YORK, NY 10036
PHONE: (212) 819-0035
FAX: (212) 707-8587
E-MAIL: cosmicfischer@aol.com
VENDOR TYPE: LOCKSMITHS

COSMOPOLITAN DECORATING CO., INC.
1290 AVENUE OF THE AMERICAS, 5TH FLOOR
NEW YORK, NY 10104
PHONE: (212) 586-6438
FAX: ((212) 262-4014
VENDOR TYPE: PAINTING

- For Service call Dodi
PHONE: (212) 480-3454
- Leon J. Gerstle, *President*

CPG ARCHITECTS
ONE DOCK STREET
STAMFORD, CT 06902
PHONE: (203) 967-3456
FAX: (203) 353-1863
E-MAIL: jenny_paik@cpgarch.com
cpgarch.com
VENDOR TYPE: CONSULTANTS - ARCHITECTURAL

- Jenny Paik, *Principle*
- Gary Unger, *Principle*

CPN MECHANICAL, INC.
31A GLEN STREET
GLEN COVE, NY 11542
PHONE: (516) 671-2067
FAX: (516) 671-2663
E-MAIL: dino@cpnmechanical.com
VENDOR TYPE: H.V.A.C.

- Dino Nikolis, *President*

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CRAFTSMAN STOREFRONTS & GLASS INC.
31 CLEVELAND AVENUE
BAYSHORE, NY 11706
PHONE: (631) 667-1420
FAX: (631) 667-1448
VENDOR TYPE: DOORS & ARCHITECTURAL METAL

- Angelo Marerro, *Senior Estrimator*
- William Prydatko, *President*

CRESENT ELECTRICAL
1200 ZEREGA AVE
BRONX, NY 10462
PHONE: (718) 527-5600
FAX: (718) 527-6004
VENDOR TYPE: ELECTRICAL SUPPLIES

- Justin Gubles, *Manager*

CROSS MANAGEMENT CORPORATION
10 EAST 40TH STREET
SUITE 1200
NEW YORK, NY 10016
PHONE: 212-922-1110
FAX: 212-922-1333
VENDOR TYPE: GENERAL CONTRACTORS

- John Fleming
PHONE: 917-697-8846
jfleming@crossmanagementcorp.com
- Bryan Suchanyc
PHONE: 917-689-9237
bsuchanyc@crossmanagementcorp.com

CSCE SERVICES CORP
1361 LINCOLN AVENUE
HOLBROOK, NY 11741
PHONE: (631) 285-7265
FAX: (631) 285-6569
E-MAIL: CSCE@att.net / CSCE@att.net
VENDOR TYPE: MARBLE/STONE WORK

- Chris McConnell, *President*
- Jeff Olsen, *Manager*

CUMMINS POWER SYSTEMS, INC
890 ZEREGA AVENUE
BRONX, NY 10473
PHONE: (718) 892-2400
FAX: (718) 892-0055
E-MAIL: dean.a.bruno@cummins.com
www.Metropowercummins.com
VENDOR TYPE: GENERATOR PLANT

- Dean Bruno, *Sales Manager*
PHONE: (718) 502-1274

CURTIS PARTITION CORP.
505 8TH AVENUE
NEW YORK, NY 10018
PHONE: ESTIMATING DEPT. (646) 315-6700 / (212) 695-5575
FAX: (646) 315-6701
E-MAIL: narula@curtispartition.com
curtispartition.com
VENDOR TYPE: DRYWALL

- Sudarshaw K. Narula, *President*

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D.P. CONSULTING CORP.
303 FIFTH AVENUE, #1005
NEW YORK, NY 10016
PHONE: (212) 481-1880
FAX: (212) 481-1990
WWW.DPCOMPANIES.COM
VENDOR TYPE: ROOFING, FACADE RESTORATION AND WATERPROOFING

- Carl Dugali, *Project Manager*
- Frank Falone, *President*
- Thomas Pepe, *President*

DAL ELECTRICAL CORPORATION
218 52ND STREET
BROOKLYN, NY 11220
PHONE: (718) 437-7176
FAX: (718) 437-5485
E-MAIL: sdalessio@dalelectric.com
VENDOR TYPE: ELECTRICAL CONTRACTORS

- Salvatore D'Alessio, *President*

DARCI PLUMBING
11-15 43RD ROAD
LONG ISLAND CITY, NY 11101
PHONE: 718 472 5559
FAX: 718 472 5560
E-MAIL: dcastro@darciplumbing.com
VENDOR TYPE: PLUMBING

- Dominick Castro, *Owner*
dcastro@darciplumbing.com

DAVED FIRE SYSTEMS, INC.
307 WEST PLEASANTVIEW AVENUE
HACKENSACK, NJ 07601
PHONE: (201) 342-7800 / (201) 342-1122/(212) 772-0711
E-MAIL: chris.vetell@davedfire.com
www.DavEdFire.com
VENDOR TYPE: FIRE EQUIPMENT

- Chris Vetell, *Service Contract Manager*

DAVID SHULDINER INC.
35 IRVING AVENUE
BROOKLYN, NY 11237
PHONE: (718) 386-5200
FAX: (718) 417-7504
E-MAIL: rland@davidshuldinerinc.com
VENDOR TYPE: GLAZIERS

- Richard Land, *VP*

DE JIL SYSTEMS, INC.
P. O. BOX 541306
133-15 35TH AVENUEPHONE: (718) 939-3700
FAX: (718) 353-0663
E-MAIL: DEJILSYST@AOL.COM
VENDOR TYPE: DRYWALL

- Joanne Dilorio, *President*
- Bruce Smith, *V. P.*

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DEGMOR, INC.
511 CANAL STREET – 3RD FLOOR
NEW YORK, NY 10013
PHONE: (212) 431-0696
FAX: (212) 431-5764
E-MAIL: danny@degmorinc.com
Degmorinc.com
VENDOR TYPE: ASBESTOS ABATEMENT

- Danny Fontana, *Sales Rep*
PHONE: (917) 418-0808
- Morris Napalitano, *President*

DELTA WELDING CORPORATION
35 MOULTRIE
BROOKLYN, NY 11222
PHONE: (718) 389-3710
FAX: (718) 349-3169
VENDOR TYPE: WELDING

- Oswald Betancourt, *VP*

DL FLOW TECH INC.
2421 RT. 25
HOPEWELL JUNCTION, NY 12533
PHONE: (845) 265-2828
FAX: (845) 265-2745
E-MAIL: DLFLOW@aol.com
VENDOR TYPE: AIR/WATER BALANCING

- Peter Juliano, *VP*
- Dennis LaVopa, *President & Service*

DONALDSON ACOUSTICS CO., INC.
150 WIRELESS BLVD.
HAUPPAUGE, NY 11788
PHONE: (631) 952- 0800
FAX: (631) 952-7800
E-MAIL: dd@donaldsonacoustics.com
VENDOR TYPE: DRYWALL

- D. Robert R. Donaldson
- Douglas Donaldson, *VP*

DONNELLY MECHANICAL CORP.
96-59 222ND ST.
QUEENS VILLAGE, NY 11429
PHONE: (718) 886-1500
FAX: (718) 886-7727
E-MAIL: dmangione@donnellymech.com
www.donnellymech.com
VENDOR TYPE: H.V.A.C.

- Catherine Donnelly, *President*
- Dino Mangione, *Account Manager*

DONNELY & ASSOCIATES, INC.
1807 GLENVIEW ROAD
NEW JERSEY, NJ 07726

VENDOR TYPE: ELEVATOR MAINTENANCE

DRESSER-RAND

- Doug Martin

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380 WEST AVENUE
BURLINGTON, IO 52601
PHONE: (319) 753-5431
FAX: (319) 752-1616
HTTP://WWW.DRESSER-RAND.COM/
VENDOR TYPE: REFRIGERATION EQUIPMENT

DYNAMIC BALANCING CORP.
264 WABASH AVENUE
PATERSON, NJ 07503
PHONE: (973) 881-0360
FAX: (973) 881-0414
VENDOR TYPE: TESTING: VIBRATION ANALYSIS

- Donald Knice Sr., *President*
- Marion Stanton, *Office Manager*

E.J ENGEL INC
7 RIDGE ROAD
COURTLAND MANOR, NY 10567
PHONE: (914) 739-5555
FAX: (914) 739-5248
VENDOR TYPE: SECURITY

- Peter Broughal, *Supervisor*
PHONE: (914) 649-6343
- Margaret Engel, *President*

E.J. ELECTRIC INSTALLATION CO.
46-41 VERNON BLVD.
LONG ISLAND CITY, NY 11101
PHONE: (718) 786-9400
FAX: (718) 937-9120
E-MAIL: Jrmann@ej1899.com
www.ej1899.com
VENDOR TYPE: ELECTRICAL CONTRACTORS

- J. Robert Mann, Jr., *CEO/Chairman*

E.W. HOWELL CO., LLC.
245 NEWTOWN ROAD
SUITE 600
PLAINVIEW, NY 11803
PHONE: 516 921 7100
FAX: 516 921 0119
WWW.EWHOWELL.COM
VENDOR TYPE: GENERAL CONTRACTORS

- Dominic Paparo. JR, *VP of Business Development*
PHONE: (516) 921-7100
- William Sawch, *VP of Manhattan*
PHONE: 212-930-1050

EAF FILTERS, INC.
CBA ENGINEERED AIR FILTERS
2337 LEMOINE AVENUE
FT. LEE, NJ 07024
PHONE: (201) 947-6766
FAX: (201) 947-1474
E-MAIL: JPFEELY@AOL.COM
WWW.AIRGUARD.COM
VENDOR TYPE: AIR FILTERS

- Joseph P. Feely, *President*

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EAST SIDE GLASS & MIRROR
327 E 84TH ST.
NEW YORK, NY 10028
PHONE: (212) 674-8355
FAX: (212) 289-5184
VENDOR TYPE: GLAZIERS

- Arnold Eisenberg, *President*
- Mark Rosen, *VP*

EASTCO CONTRACTORS CO., INC
3262 GRISWOLD AVENUE
BRONX, NY 10465
PHONE: (212) 686-9495
FAX: (718) 409-5717
E-MAIL: eastcony@aol.com
VENDOR TYPE: GENERAL CONTRACTORS

- John Oldak, *President*

ECKLAND CONSULTANTS INC.
1400 E LAKE COOK RD
SUITE 180
BUFFALO GROVE, IL 60089
PHONE: (847) 520-0700
FAX: (847) 520-0707
WWW.ECKLAND.COM
VENDOR TYPE: PROPERTY EVALUATION

- Robert A. Eckland, *President*

EDGETT WILLIAMS CONSULTING GROUP, INC.
102 EAST BLITHEDALE
MILL VALLEY, CA 94941
PHONE: (415) 640-1880
E-MAIL: sde@ewcg.com
www.ewcg.com
VENDOR TYPE: CONSULTANTS - ELEVATOR

- Steven D. Edgett, *President*

EDWARDS & ZUCK, P.C.
315 PARK AVENUE SOUTH, 17TH FLOOR
NEW YORK, NY 10010
PHONE: (212) 330-6200
FAX: (212) 695-1898
E-MAIL: EZPC@EDZUCK.com
www.EDZUCK.com
VENDOR TYPE: CONSULTANTS - MECHANICAL AND ELECTRICAL

- Matthew G. Donolli, *P.E., Esq., Principal*
- Peter J. Sposato, *P.E. President*

EDWIN S. TWEEDY, INC.
14A VERBENA AVENUE
FLORAL PARK, NY 11001
PHONE: (516) 352-0040
FAX: (516) 352-3102
VENDOR TYPE: CONSULTANTS - STONE

- Jim Tweedy, *Sr.*
- Tom Tweedy

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EGAR C. STEWART PC
12-11 FRISCO AVENUE
FAR ROCKAWAY, NY 11691
PHONE: (718) 868-1447
FAX: (718) 868-0340
VENDOR TYPE: CONSULTANTS - FIRE SAFETY

EGG ELECTRIC INC.
24 WEST 25TH STREET, 8TH FLOOR
NEW YORK, NY 10010
PHONE: (212) 633-9551
FAX: (212) 675-6408
E-MAIL: Ellen@eggelectricinc.com
www.eggelectricinc.com
VENDOR TYPE: ELECTRICAL CONTRACTORS

- Ellen H. Aschendorf, *President*

ELEMCO SCIENTIFIC
505-3 JOHNSON AVENUE
BOHEMIA, NY 11716
PHONE: (631) 589-6343
FAX: (631) 589-7121
E-MAIL: bob@elemco.com
www.elemco.com
VENDOR TYPE: TESTING: INFRARED / ELECTRIC TESTING

ELITE ELEVATOR CAB., INC.
118 FULTON AVENUE
GARDEN CITY PARK, NY 11040
PHONE: (516) 248-7878
FAX: (516) 248-0329
VENDOR TYPE: ELEVATOR CAB

- Douglas Gilman, *President*

ELLIOT COMPANY
1250 SCOTT STREET EXTENSION
DONORA, PA 15033
PHONE: (724) 379-5440
FAX: (724) 379-5535
WWW.ELLIOTT-TURBO.COM
VENDOR TYPE: MACHINE SHOPS

- Ray Beckinger, *Shop Manager*

ELMONT GLASS CO. INC.
2145 JERICHO TPKE
GARDEN CITY PARK, NY 11040
PHONE: (516) 248-8860
FAX: (516) 248-5910
E-MAIL: glen@elmontglass.com
www.elmontglass.com
VENDOR TYPE: GLAZIERS

- Glen Greenberg, *President*
- Stuart Greenberg, *VP*

PHONE: (212) 936-2501

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EMPIRE SHEETMETAL INC.
825 WHITTIER STREET
BRONX, NY 10474
PHONE: (718) 991-9300
FAX: (718) 991-1814
E-MAIL: empiresm99@aol.com
VENDOR TYPE: SHEETMETAL

- John Callaghan, *President*

ENVIRONMENTAL HEALTH & ENGINEERING
117 FOURTH AVE
NEEDHAM, MA 02494
PHONE: (800) 825-5343 / (617) 964-8550
FAX: (781) 247-4305
WWW.EHEINC.COM
VENDOR TYPE: ENVIRONMENTALISTS

ETC D/B/A INGERSOLL RAND
200 PARK AVENUE
E. MEZZANINE
NEW YORK, NY 10166
PHONE: 212-297-0410
FAX: 212-297-0523
WWW.IRCO.COM
VENDOR TYPE: SECURITY

- John Corbett
PHONE: 917-217-7333

ETS CONTRACTING, INC.
160 CLAY STREET
BROOKLYN, NY 11222
PHONE: (718) 706-6300
FAX: (718) 706-1032
E-MAIL: andre@etscontracting.com
VENDOR TYPE: ASBESTOS ABATEMENT

- Andrzej Barnowski, *President*
- Bob Middleton, *Senior Project Executive*

EUROTECH CONSTRUCTION
532 WEST 30TH STREET
NEW YORK, NY 11101
PHONE: (212) 594-7474
FAX: (212) 594-1849
VENDOR TYPE: DRYWALL

- Fay Devlin

EVERGREENE ARCHITECTURAL ARTS, INC.
450 WEST 31ST STREET, 7TH FLOOR
NEW YORK, NY 10001
PHONE: (212) 244-2800
FAX: (212) 244-6204
VENDOR TYPE: CONSERVATION - ART

- Jeffrey Greene

FEDERAL PUMPS

- John Marr, *VP*

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1144 UTICA AVENUE
BROOKLYN, NY 11203
PHONE: (718) 451-2000
FAX: (718) 639-0367
VENDOR TYPE: PUMP WORKS

FERZAN-ROBBINS & ASSOCIATES, LLC
220 5TH AVENUE, 6TH FLOOR
NEW YORK, NY 10001
PHONE: (212) 370-7321
FAX: (212) 370-0659
E-MAIL: jrobbins@fr-a.com
www.fr-a.com
VENDOR TYPE: CONSULTANTS - CONSTRUCTION

- John E. Robbins, *Principal*

FIELD MANAGEMENT SERVICES, INC.
304 EAST 65TH STREET, # 39B
NEW YORK, NY 10021
PHONE: (212) 628-6860
FAX: (212) 628-6862
E-MAIL: Michael.Hiles@FMS-Corp.com
VENDOR TYPE: TESTING: ELECTROMAGNETIC INTERFERENCE (EMI)

- Michael Hiles, *President*
- Michael Hiles, *Marketing Manager*

FIRECOM, INC.
39-27 59TH STREET
WOODSIDE, NY 11377
PHONE: (718) 899-6100
FAX: (718) 899-1932
FIRECOMINC.COM
VENDOR TYPE: LIFE SAFETY

- Howard Kogan, *COO*
- Val Sherer, *Sales*

FIRECRAFT INC.
51 NORTH PROSPECT
LYNBROOK, NY 11563
PHONE: (516) 256-2700
FAX: (516) 256-0644
E-MAIL: phertling@firecraftinc.com
VENDOR TYPE: LIFE SAFETY

- Donald J. Oellerich, Sr., *President*

FIREPROOFING CORPORATION OF AMERICA
261 WEST 36TH STREET
NEW YORK, NY 10018
PHONE: (212) 736-1555
FAX: (212) 736-6506
VENDOR TYPE: DUCT CLEANING

- Joe Berkowitz, *VP*

FIRESYSTEMS TESTING CO.

- Irwin Brenner, *President*

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149 HOPE STREET
BROOKLYN, NY 11211
PHONE: (212) 972-5000
FAX: (718) 782-2405
E-MAIL: firesystems@acedsl.com
VENDOR TYPE: FIRE EQUIPMENT

FISCHBACH & MOORE ELECTRIC, INC.
19-02 WHITESTONE EXPRESSWAY, SUITE 405
NEW PROVIDENCE, NJ 07974
PHONE: (908) 508-3291
FAX: (908) 508-2684
WWW.FISCHBACHANDMOORE
VENDOR TYPE: ELECTRICAL CONTRACTORS

- David W. Sinclair, *Operations Manager*

FIVE STAR ELECTRIC CORP
101-32 101ST STREET
OZONE PARK, NY 11416-2616
PHONE: 718 641 5000
FAX: 718 845 4161
VENDOR TYPE: ELECTRICAL CONTRACTORS

- Gary Segal, *President*

FLACK & KURTZ
512 SEVENTH AVENUE, 13TH FLOOR
NEW YORK, NY 10018
PHONE: (212) 532-9600
FAX: (212) 689-7489
VENDOR TYPE: CONSULTANTS - MECHANICAL AND ELECTRICAL

- Sheldon Steiner, *Senior VP*

FLEET PUMP & SERVICE GROUP
100 CALVERT STREET
HARRISON, NY 10528
PHONE: (914) 835-3801
FAX: (914) 835-2946
E-MAIL: bstern@fleetpump.com
gpfleet.com
VENDOR TYPE: PUMP WORKS

- Richard Mullen, *VP – Service Group*
- Brian Stern, *Sales Service Engineer*

FLOORCOM
80 NORTHDELL AVENUE, UNIT 9
KENVILLE, NJ 07847
PHONE: (646) 935-9100
FAX: (973) 598-1919
VENDOR TYPE: FLOORING

FLOORWORKS, INC.
505 8TH AVENUE

- Geoffrey Simone

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SUITE 12A06
NEW YORK, NY 10018
PHONE: 212.244.2599
FAX: 212.244.2591
VENDOR TYPE: FLOORING

FLORAL PLANTSCAPES
6900 WICKMAN AVENUE
MATTITUCK, NY 11952
PHONE: (631) 298-5600
FAX: (631) 298-5716
E-MAIL: rtg5@cornell.EDU
floraplantscapes.com
VENDOR TYPE: LANDSCAPING

- Richard Girards, *President*

FOREST ELECTRIC CORP.
TWO PENN PLAZA, 4TH FLOOR
NEW YORK, NY 10121
PHONE: (212) 318-1500
FAX: (212) 318-1518
WWW.FORESTELECTRIC.NET
VENDOR TYPE: ELECTRICAL CONTRACTORS

- Sal Caputo, *President/CEO*

FORREST SIGN CO.
829 THIRD AVENUE
NEW YORK, NY 10022
PHONE: (212) 319-0100
FAX: (212) 888-3415
E-MAIL: rmcgovern@forrestsign.com
www.forrectsign.com
VENDOR TYPE: SIGNAGE

- Richard McGovern, *President*

FORTUNE INTERIOR DISMANTLING CORP.
1034 HUDSON AVENUE
RIDGEFIELD, NJ 07657
PHONE: 201-402-9200
FAX: (201) 840-7799
E-MAIL: willie@fortunedemo.com
FortuneDemo.com
VENDOR TYPE: DEMOLITION

- William Palmadessa, *Principal*

FOX & FOWLE ARCHITECTS PC
22 WEST 19TH STREET
NEW YORK, NY 10011
PHONE: (212) 627-1700
FAX: (212) 463-8716
WWW.FOXFOWLE.COM
VENDOR TYPE: CONSULTANTS - ARCHITECTURAL

- Catherine James, *Marketing Director*
PHONE: EXT 8194
- Daniel Kaplan, *AIA*

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FRANKLIN GLASS CO.
7 ROOSEVELT AVENUE
STAMFORD, CT 06902
PHONE: (203) 348-4251
FAX: (203) 327-3554
VENDOR TYPE: DOORS & ARCHITECTURAL METAL

- Steve Kirby, *Foreman*

FRANKLIN SQUARE IRON WORKS
372 DARTMOUTH STREET
WYCKOFF, NJ 07481
PHONE: (201) 612-1995
FAX: (201) 612-1997
E-MAIL: jay@franklinservicecorp.com
franklinsquareiron.com
VENDOR TYPE: DOORS & ARCHITECTURAL METAL

- Richard Singer, *President*
- Jay VanHoff, *VP*

PHONE: (201) 330-8151

FRED LUMPP & SON, INC.
1251 AVENUE OF THE AMERICAS
NEW YORK, NY 10020-1104
PHONE: (212) 698-4770
FAX: (212) 698-4771
E-MAIL: Jim4L@aol.com
VENDOR TYPE: DRYWALL

- James W. Lumpp, *President*
- James Lumpp, *President*

PHONE: CELL (646) 489-9535

FUJITEC
1 DONNA DRIVE
WOOD-RIDGE, NJ 07075
PHONE: (201)438-8400
FAX: (201)438-0328
VENDOR TYPE: ELEVATOR MAINTENANCE

- Donald Regina

PHONE: 201-438-8400

FUTURE TECH CONSULTANTS OF NY, INC.
52 EAST 2ND STREET
MINEOLA, NY 11501
PHONE: (516) 355-0168
FAX: (516) 355-0271
VENDOR TYPE: TESTING: CONTROLLED INSPECTION

- Valerie DiCairano, *Business Development*

GALLAGHER ELECTRICAL CONTRACTORS
111 JOHN STREET
SUITE 1020
NEW YORK, NY 10038
PHONE: (212) 608-7802
FAX: (212) 608-7806
E-MAIL: SHIRSCH@GALLAGHERELEC.COM
VENDOR TYPE: ELECTRICAL CONTRACTORS

- Scott Hirsch, *Principal*

PHONE: 917-968-9116

GALMER LTD.

- Michael Galmer, *President*

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4301 TWENTY FIRST STREET
LONG ISLAND CITY, NY 11101
PHONE: (718) 392-4609
FAX: (718) 472-9390
E-MAIL: galmer@galmer.com
www.galmer.com
VENDOR TYPE: SPECIALTIES

GANNON VITOLO CONTRACTING, LLC
49 WEST 38TH STREET, 6TH FLR
NEW YORK, NY 10018
PHONE: (212) 382-4210
FAX: (212) 382-4201
E-MAIL: ggannon@gvcllc.com
gvcllc.com
VENDOR TYPE: GENERAL CONTRACTORS

- Gregory W. Gannon
- Michael C. Gannon
- Robert Vitolo

GENERAL PLUMBING
436 KEAP STREET
BROOKLYN, NY 11211
PHONE: (718) 782-4400
FAX: (718) 782-2405
VENDOR TYPE: PLUMBING

GENSERVE
80 SWEENEYDALE AVENUE
BAYSHORE, NY 11706
PHONE: (800) 247-7215 / (631)-435-0437
FAX: (631) 435-2273
WWW.GENSERVEINC.COM
VENDOR TYPE: GENERATOR PLANT

- Christopher Boyle, *Service*
- Christopher Lyons, *Sales*

GENSLER
1230 AVENUE OF THE AMERICAS
15TH FLOOR
NEW YORK, NY 10020
PHONE: (212) 492-1400
FAX: (212) 492-1472
WWW.GENSLER.COM
VENDOR TYPE: CONSULTANTS - ARCHITECTURAL

- Joseph Brancato, *AIA, VP/Managing Principal*

PHONE: (212) 492-1541

GEOFFREY A. LAGAS & ASSOCIATES, INC.
630 FIFTH AVENUE S.B. #101
NEW YORK, NY 10111
PHONE: (212) 586-7065
FAX: (212) 586-7365
E-MAIL: paul@lagas.com
www.lagas.com
VENDOR TYPE: PLUMBING

- Geoffrey A. Lagas, *Principal*
- Paul J. Lagas, *Operations*

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GEORGE BRESLAW & SONS, INC.
559 WEST 45TH STREET
NEW YORK, NY 10036
PHONE: (212) 265-4023
FAX: (212) 265-4241
VENDOR TYPE: PLUMBING

- Michael Breslaw

GESUALDI CONSTRUCTION INC.
669 HOPE STREET
STAMFORD, CT 06907
PHONE: (203) 358-9713
FAX: (203) 316-0204
E-MAIL: gesconst@aol.com
VENDOR TYPE: GENERAL CONTRACTORS

- Sam Gesualdi, *President*
- Louis Gesualdi, *VP*

PHONE: CELL (203) 223-6127

GLENN PARTITION, INC.
315 WEST 53RD STREET
NEW YORK, NY 10019
PHONE: (212) 243-2800
FAX: (212) 645-7539
VENDOR TYPE: DRYWALL

- Glenn Nilsen, *President*

GODSELL CONSTRUCTION
351 DUFFY AVENUE
HICKSVILLE, NY 11081
PHONE: (516) 939-0280
FAX: (516) 939-0288
VENDOR TYPE: DRYWALL

- Arthur E. Godsell, *President*

GRACIANO
18-73 43RD STREET
ASTORIA, NY 11105
PHONE: (212) 344-7800
FAX: (718) 932-7869
VENDOR TYPE: ROOFING, FACADE RESTORATION AND WATERPROOFING

- Tom Corbo, *Estimator*
- William Vollmer, *VP of Operations*

GRAINGER
619 WEST 54TH STREET
NEW YORK, NY 10019
PHONE: (212) 629-5660
FAX: (212) 629-5816
WWW.GRAINGER.COM
VENDOR TYPE: HARDWARE (TOOLS)

- Vincent Alonzi, *Sales Associate*
vincent.alonzi@grainger.com
- David Grainger, *Chairman*
- Jim Ryan, *President*

GRAND PIPING, INC.
411 GRAND STREET

- Robert Marovic, *VP*

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BROOKLYN, NY 11211
PHONE: (718) 963-0960
FAX: (718) 963-9484
E-MAIL: robert@grandpiping.com
www.grandpiping.com
VENDOR TYPE: H.V.A.C.

- Steve Marovic, *President*

PHONE: (718) 963-0960

GRAYBAR ELECTRIC COMPANY
21-15 QUEENS PLAZA NORTH
LONG ISLAND CITY, NY 11101
PHONE: (718) 472-6490
FAX: (718) 361-2162
E-MAIL: thomas.derrico@GBE.com
www.graybar.com
VENDOR TYPE: ELECTRICAL SUPPLIES

- Tom Derrico, *Sales Rep*
- Robert Reynolds, *President*

GREAT FOREST INC.
2014 FIFTH AVENUE
NEW YORK, NY 10035
PHONE: (212) 779-4757
FAX: (646) 957-9216
E-MAIL: gfms@greatforest.com
www.greatforest.com
VENDOR TYPE: RECYCLING

- Richard Fuller, *CEO*

GREEN MOUNTAIN GRAPHICS
21-10 44TH DRIVE
LONG ISLAND CITY, NY 11101
PHONE: (718) 472-3377
FAX: (718) 472-4040
E-MAIL: EricG@GM-Graphics.com
www.GMGraphics.biz
VENDOR TYPE: SIGNAGE

- Eric Greenberg, *President*

H&L ELECTRIC, INC.
41-11 28TH STREET
LONG ISLAND CITY, NY 11101
PHONE: 718-361-6400
FAX: 718-361-6799
VENDOR TYPE: ELECTRICAL CONTRACTORS

- Barry Berger, *Vice President*

PHONE: 917-572-4087

H.M. HUGHES CO., INC.
323 EAST 65TH STREET
NEW YORK, NY 10065
PHONE: (212) 772-7790
FAX: (212) 517-3269
E-MAIL: vcm@hmhughes.com
www.hmhughes.com
VENDOR TYPE: GENERAL CONTRACTORS

- Vincent M. Massina, *President*
- Vincent C. Massina, *VP*

PHONE: EXT. 29

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H.O. PENN MACHINERY
699 BRUSH AVENUE
BRONX, NY 10465
PHONE: (718) 863-3800
WWW.HOPENN.COM
VENDOR TYPE: GENERATOR PLANT

HACK ENVIRONMENTAL PRODUCTS, INC.
1230 HOPWELL AVENUE
P.O. BOX 497
FISHKILL, NY 12524
PHONE: (845) 896-3800
FAX: (845) 896-3806
E-MAIL: KENRHACK@VERIZON.NET
VENDOR TYPE: COIL

- Ken R. Hack, *President*

HALLEN WELDING
45-24 37TH STREET
LONG ISLAND CITY, NY 11101
PHONE: (718) 784-1730
FAX: (718) 706-1679
VENDOR TYPE: WELDING

- Frank Sandy, *President*
- Bill Sandy, *VP*

HAZARDOUS ELIMINATION CORP
195 H. CENTRAL AVENUE
FARMINGDALE, NY 11735
PHONE: (631) 752-2898
FAX: (631) 752-2910
WWW.ASBESTOSNET.COM
VENDOR TYPE: ASBESTOS ABATEMENT

- Cathleen Colella, *President*
- Donald Gold, *VP*

HENEGAN CONSTRUCTION CO. INC
250 WEST 30TH STREET
NEW YORK, NY 10001
PHONE: (212) 947-6441
FAX: (212) 695-2549
E-MAIL: meraftery@henegan.com
www.henegan.com
VENDOR TYPE: GENERAL CONTRACTORS

- Paul J. Bryce, *President*

HERITAGE SERVICES
300 EAST 42ND STREET, 16TH FLOOR
NEW YORK, NY 10017
PHONE: (212) 682-5725
FAX: (212) 986-2196
VENDOR TYPE: MARBLE & METAL MAINTENANCE

- Stephen Brennan, *President*

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HIGGINS & QUASEBARTH
11 HANOVER SQUARE
16TH FLOOR
NEW YORK, NY 10005
PHONE: (212) 274-9468
FAX: (212) 274-9380
E-MAIL: HIGGINS@HQPRESERVATION.COM
VENDOR TYPE: CONSULTING - LANDMARK

- William J. Higgins, *Principal*
- Cas Stachelberg

HIGHBUILT CONTRACTING
52 - 15 11TH STREET
LONG ISLAND CITY, NY 11101
PHONE: 718- 267- 1400
FAX: 718-267-1401
VENDOR TYPE: GENERAL CONTRACTORS

- Salvatore Alagna

PHONE: 347- 738- 2501

HILLMANN ENVIRONMENTAL GROUP, LLC
1600 ROUTE 22 EAST
UNION, NJ 07083
PHONE: (908) 688-7800
FAX: (908) 686-2636
VENDOR TYPE: ENVIRONMENTALISTS

- Christopher Hillmann, *President/CEO*

HILTI TOOLS
76 9TH AVENUE
NEW YORK, NY 10011
PHONE: (800) 879-8000
FAX: (800) 879-7000
VENDOR TYPE: HARDWARE (TOOLS)

- Alan Hiatt
- Jill Veros

HLW INTERNATIONAL
115 FIFTH AVENUE
NEW YORK, NY 10003
PHONE: (212) 353-4600
FAX: (212) 353-4666
WWW.HLW.COM
VENDOR TYPE: CONSULTANTS - ARCHITECTURAL

- Theodore Hammer, *Managing Partner*

HOFFMAN ARCHITECTS
23-31 WHITNEY AVENUE
HAMDEN, CT 06518
PHONE: (203) 239-6660
FAX: (203) 239-6340
VENDOR TYPE: CONSULTANTS - WATERPROOFING/ROOFING

- John Hoffman, *Principal*

HOLLAND TECHNOLOGIES, INC.
2058 GUINEA LANE
JAMISON, PA 18929

- Orin Hollander, *President*

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PHONE: (215) 343-5870
FAX: (215) 343-7239
E-MAIL: hollandtechnologies@verizon.net
VENDOR TYPE: CONSULTANTS - WATER TREATMENT

HONEYWELL INTERNATIONAL, INC.
101 COLUMBIA ROAD
MORRISTOWN, NJ 07962
PHONE: (973) 455-2000
FAX: (973) 455-4807
WWW.HONEYWELL.COM
VENDOR TYPE: BUILDING AUTOMATION

HONZAK & HONZAK
11 BROADWAY
NEW YORK, NY 10004
PHONE: (212) 943-6420
FAX: (212) 943-6423
VENDOR TYPE: ELECTRIC METERING

- Carl Honzak, *President*

HORTICULTURAL CREATIONS INC.
53-55 BEACH STREET
NEW YORK, NY 10013-5200
PHONE: (212) 925-5200
FAX: (212) 925-7653
VENDOR TYPE: LANDSCAPING

- Jill Prink, *Senior Account Executive*
- Harold Wegweiser, *President*

HUGH OKANE ELECTRIC CO. INC.
90 WHITE STREET
NEW YORK, NY 10013
PHONE: (212) 431-6007
FAX: (212) 334-0847
VENDOR TYPE: ELECTRICAL CONTRACTORS

- Hugh O'Kane, *President*
acoiro@hokane.com

HUGHES ASSOCIATES
FIRE & SAFETY ENGINEERS OF NY, PC
200 BUSINESS PARK DRIVE
ARMONK, NY 10504
PHONE: 914-273-2630
FAX: 914-273-2631
E-MAIL: TCOLLINS@HAIFIRE.COM
WWW.HAIFIRE.COM
VENDOR TYPE: FIRE PROTECTION/LOSS PREVENTION

- Eric Rosenbaum, *P.E., Director, A/E Services*

HUNTER MECHANICAL ASSOCIATES, INC.
27-26 JACKSON AVENUE
LONG ISLAND CITY, NY 11101
PHONE: (631) 957-6102

- Deborah A. Maffettone

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FAX: (631) 956-3287
E-MAIL: debmaff@optonline.net
VENDOR TYPE: H.V.A.C.

HUNTS POINT MOTOR INC
131 SOUTH NEWMAN STREET
HACKENSACK , NJ 07601
PHONE: (201) 968-1000
FAX: (201) 968-0564
VENDOR TYPE: MOTOR REPAIRS

- Stephen Stagg

ICON INTERIORS INC.
307 SEVENTH AVENUE, 2ND FLOOR
NEW YORK, NY 10001
PHONE: (212) 675-9180
FAX: (212) 675-9257
E-MAIL: Jbennis@iconinteriors.com
VENDOR TYPE: GENERAL CONTRACTORS

- Jonathan L. Bennis, *VP*
- Robert Frankenberry, *President*

ICS BUILDERS, INC.
8 WEST 36TH STREET 4TH FLOOR
NEW YORK, NY 10018
PHONE: (212) 633-1300
FAX: (212) 633-9427
E-MAIL: eorourke@icsbuilders.com
www.icsbuilders.com
VENDOR TYPE: GENERAL CONTRACTORS

- Edward O'Rourke, *Account Executive*

IESI
1099 WALL STREET WEST, SUITE 250
LYNDHURST, NJ 07071
PHONE: (201) 437-5200
FAX: (201) 443-3020
E-MAIL: nlombardo@iesi.com
www.IESI.com
VENDOR TYPE: CARTING / RECYCLING

- Nancy Lombardo, *Account Executive*
PHONE: (212) 268-1322
- Joe LoVerde, *General Manager*

IMAGE POINT
445 S. GAY STREET, SUITE 100
KNOXVILLE, TN 37902
PHONE: 865-251-1511
FAX: (865) 342-0558
E-MAIL: twidner@imagepoint.com
VENDOR TYPE: SIGNAGE

- Teresa Widner

IMPERATORE NURSERIES CORP.
PERSHING ROAD
WEEHAWKEN, NJ 07087
PHONE: (201) 902-8714

- Allen Hamann, *Landscaping Mgr.*
- Larry R. Rose, *Sales*

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FAX: (201) 319-1182
E-MAIL: hamann@nywaterway.com
nywaterway.com
VENDOR TYPE: LANDSCAPING

INDUSTRIAL PUMP& BALANCE, INC.
60-10 MAURICE AVENUE
MASPETH, NY 11378
PHONE: (718) 392-4467
FAX: (718) 482-8372
VENDOR TYPE: PUMP WORKS

- Chris Plumaker, *Salesman*
- Louie Vrettos, *President*

INDUSTRIAL SALES & SERVICE
P.O. BOX 1578
WEST BABYLON, NY 11704
PHONE: (631) 420-4800
FAX: (631)420-4820
E-MAIL: industrialsales@optonline.net
VENDOR TYPE: MACHINE SHOPS

- Kevin Kramer, *Sales Representative*
- Thomas F. Nelan, *President*

INDUSTRIAL SALES & SERVICES
P.O. BOX 1578
WEST BABYLON, NY 11704-0578
PHONE: (516) 491-5300
FAX: (516) 491-5091
VENDOR TYPE: PUMP WORKS

- Thomas F. Nelan, *President*

INTEGRATED ELECTRONIC SOLUTIONS INC. (IES)
55 WEST 39TH STREET, SUITE 205
NEW YORK, NY 10018
PHONE: (212) 575-7687
FAX: (212) 575-7949
E-MAIL: ebeegan@ieusa.com
VENDOR TYPE: SECURITY

- Edward Beegan

INTEGRATED SYSTEMS AND POWER, INC. (ISPI)
88 TENTH AVENUE
NEW YORK, NY 10011
PHONE: (212) 358-2200
FAX: (212) 358-2233
E-MAIL: Tom.Ruggeri@ispnyc.com
VENDOR TYPE: FIRE EQUIPMENT

- Andrew Guarino, *President*
PHONE: (212) 358-2227
- Thomas Ruggeri, *Service Manager*
PHONE: (212) 358-2208

INTERACTIVE TOUCHSCREEN SOLUTIONS, INC. (ITS)
1655 CROFTON BLVD., SUITE 103
CROFTON, MD 21114
PHONE: (410) 451-1540
FAX: (410) 451-1544
E-MAIL: jpoole@itouchinc.com

- Natalie Bobila, *Sales & Marketing*
- John Dixon
PHONE: 410-353-5673
- John Gonzales, *Chairman & CEO*

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www.itouchinc.com
VENDOR TYPE: BUILDING DIRECTORIES

- Christopher Kelly

PHONE: EXT 311

INTERNATIONAL CREATIVE METAL
37-28 61ST STREET
WOODSIDE, NY 11377
PHONE: (718) 899-7306
FAX: (718) 565-08
E-MAIL: icmetalinc@msn.com
internationalcreativemetal.com
VENDOR TYPE: DOORS & ARCHITECTURAL METAL

- Setrak Agonian, *President*
- Set Agonian, *President*

PHONE: (718) 424-8179

INTERNATIONAL TESTING AND BALANCING LTD.
3941 MERRICK ROAD
SEAFORD, NY 11783
PHONE: (516) 781-8400
FAX: (516) 781-8744
E-MAIL: itbltd@optonline.net
VENDOR TYPE: AIR/WATER BALANCING

- William S. Freese, *President*
- William Freese, Jr., *Estimator, VP Sales*

INTERSTATE MECHANICAL SERVICES
51 RAILROAD AVENUE
CLOSTER, NJ 07624
PHONE: 201-767-1192
FAX: 201-767-1198
VENDOR TYPE: H.V.A.C.

- Richard Tully Jr., *VP*

PHONE: X 201

INTRICATE CONSTRUCTION INC.
450 COMMERCE STREET
HAWTHORNE, NY 10532
PHONE: (914) 769-1200
FAX: (914) 769-6265
E-MAIL: jlombardi@intricateconstruction.com
VENDOR TYPE: GENERAL CONTRACTORS

- John Lombardi, *President*

IRVING HAASE & CO., INC.
108-13 53RD AVENUE
CORONA, NY 11368
PHONE: (718) 271-4100
FAX: (718) 592-2282
E-MAIL: IRVHAASECO@aol.com
VENDOR TYPE: H.V.A.C.

- Anthony Marsanico, *President*

ISLAND FIRE SPRINKLER, INC
81 KEYLAND COURT
BOHEMIA, NY 11716
PHONE: 631-472-4500
FAX: 631-472-6800

- Brian McMahon, *President*

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E-MAIL: bmcmahon@islandfirespk.com
VENDOR TYPE: SPRINKLERS

ISLAND PAINTING, INC.
5-21 47TH ROAD
LONG ISLAND CITY, NY 11101
PHONE: (718) 937-7878
FAX: (718) 706-6259
VENDOR TYPE: PAINTING

- Peter Cafiero, *V.P*

ISRAEL BERGER & ASSOCIATES, INC.
232 MADISON AVENUE, FLOOR 3
NEW YORK, NY 10016
PHONE: (212) 689-5389
FAX: (212) 689-6449
E-MAIL: aargento@ibany.com
VENDOR TYPE: CONSULTANTS - WATERPROOFING/ROOFING

- Alex Argento

ISSEKS BROTHERS INC.
298 BROOME STREET
NEW YORK, NY 10002
PHONE: (212) 267-2688
FAX: (212) 966-4157
E-MAIL: Isseks@aol.com
ISSEKS.com
VENDOR TYPE: WATER TANKS

- David Hochhauser, *VP*

J&R GLASSWORKS, INC.
923 OLD NEPPERHAN AVENUE
YONKERS, NY 10703
PHONE: (914) 423-4300
FAX: (914) 423-4226
VENDOR TYPE: GLAZIERS

- Richard Egan

J. R. CHARLES AIR CONDITIONING
35-57 9TH STREET
LONG ISLAND CITY, NY 11106
PHONE: (718) 267-6300
FAX: (718) 274-9048
E-MAIL: Jeansair@aol.com
www.jrcharles.com
VENDOR TYPE: H.V.A.C.

- Ron Kaufman, *Service Manager*
- Jean Sopinko, *President*

J. T. FALK & COMPANY
227 WEST 19TH STREET
NEW YORK, NY 10011
PHONE: (212) 924-6900
VENDOR TYPE: H.V.A.C.

- Jerry Falk, *President*
- Arnold Robinson

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J.A. JONES CONSTRUCTION GROUP
6 EAST 43RD STREET
NEW YORK, NY 10017
PHONE: (212) 916-8900
FAX: (212) 916-8888
E-MAIL: wdecamp@jajones.com
www.jajones.com
VENDOR TYPE: CONSULTANTS - CONSTRUCTION

- William T. DeCamp, *VP, Director Of Business Developr*
PHONE: (212) 916-8858
- Milo Riverso, Ph.D., *P.E., Principal*

J.T. MAGEN & CO., INC.
44 WEST 28TH STREET, 11TH FLOOR
NEW YORK, NY 10001
PHONE: (212) 790-4200
FAX: (212) 790-4201
VENDOR TYPE: GENERAL CONTRACTORS

- Maurice Regan, *President*

JA LEE CONSTRUCTION, INC.
513 ACORN STREET. STE J
DEER PARK, NY 11729
PHONE: (631) 243-4706
FAX: (631) 243-1998
VENDOR TYPE: GENERAL CONTRACTORS

- Thomas J. Yacopino, *VP*
tyacopino@jalee.us

JABLONSKI BERKOWITZ CONSERVATION, INC.
40 WEST 27TH STREET, SUITE 1201
NEW YORK, NY 10001
PHONE: (212) 532-7775
FAX: (212) 532-2188
E-MAIL: mjablonski@jablanskiberkowitz.com
VENDOR TYPE: CONSERVATION - ART

- Joan C. Berkowitz
- Mary Joblonski

JACOBSON & CO., INC.
1079 EAST GRAND STREET
P.O. BOX 511
ELIZABETH, NJ 07207
PHONE: (908) 355-5200
FAX: (908) 355-8680
E-MAIL: DAVID.N@JACOBSONCOMPANY.COM
JACOBSONCOMPANY.COM
VENDOR TYPE: DRYWALL

- Thomas Jacobson, *President & CEO*
- David P. Norgard, *Sr. VP & Sales Manager*

JACOBY ELECTRIC CORP
10-40 BORDEN AVENUE
LONG ISLAND CITY, NY 11101
PHONE: 718-937-9800
FAX: 718-937-3809
E-MAIL: Stephen@jacobyelectric.com
VENDOR TYPE: ELECTRICAL CONTRACTORS

- Steven Jacoby, *VP*

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JAMES E. FITZGERALD, INC.
252 WEST 38TH STREET
NEW YORK, NY 10018
PHONE: (212) 921-8700
FAX: (212) 302-8730
E-MAIL: jefitzgerald@jefgc.com
VENDOR TYPE: GENERAL CONTRACTORS

- John Fitzgerald, *President*
- Hugh O'Connell

PHONE: (212) 930-3034

JAMES G. KENNEDY & CO. INC.
215 EAST 38TH STREET
NEW YORK, NY 10016
PHONE: (212) 599-5800
FAX: (212) 599-6005
E-MAIL: NGambardella@JGKennedy.com
www.JGKennedy.com
VENDOR TYPE: GENERAL CONTRACTORS

- Nikles A. Gambardella, *COO*
- James G. Kennedy Jr., *President*

JAROS, BAUM & BOLLES
80 PINE STREET
NEW YORK, NY 10001
PHONE: (212) 530-9300 (212) 269-5894
E-MAIL: digiacomoa@jbb.com
www.jbb.com
VENDOR TYPE: CONSULTANTS - MECHANICAL AND ELECTRICAL

- Augustine A. Digiacomo, *Partner*

JENKINS & HUNTINGTON
5 CLIMAX ROAD
AVON, CT 06001
PHONE: (860) 677-5942
FAX: (860) 677-1409
E-MAIL: khuntington@j-hi.com
VENDOR TYPE: CONSULTANTS - ELEVATOR

- Kevin Huntington, *President*

JEROME S. GILLMAN CONSULTING ARCHITECT, P.C.
40 WORTH STREET, SUITE 1630
NEW YORK, NY 10013
PHONE: (212) 349-9304
FAX: (212) 349-9346
E-MAIL: larry@jeromesgillman.com
VENDOR TYPE: CODE CONSULTANTS/EXPEDITORS

- Jerome S. Gillman, *President*
- Lawrence Gillman

JKT CONSTRUCTION
327 HEMPSTEAD AVENUE
WEST HEMPSTEAD, NY 11552
PHONE: 516 505 2700
FAX: 516 505 2800
VENDOR TYPE: GENERAL CONTRACTORS

- Brett Gower

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JOHN GALLIN & SONS INC.
102 MADISON AVENUE
NEW YORK, NY 10016
PHONE: (212) 252-8900
FAX: (212) 252-8910
E-MAIL: markv@gallin.com
www.gallin.com
VENDOR TYPE: GENERAL CONTRACTORS

- Mark Varian, *President*

JOHN H. BROOKS & ASSOCIATES, INC.
98 7TH STREET
BELFORD, NJ 07718
PHONE: (732) 495-3142
FAX: (732) 495-3228
E-MAIL: Lb4JHBCO@aol.com
VENDOR TYPE: CONSULTANTS - ARCHITECTURAL

- John H. Brooks, Jr., *President*

JOHN MINI DISTINCTIVE LANDSCAPES
250 BRENNER DRIVE
CONGERS, NY 10900
PHONE: (845)267-5300
FAX: (845)267-1234
E-MAIL: kjwhisler@johnmini.com
VENDOR TYPE: LANDSCAPING

- Rich Pantano, *Controller*
richpantano@johnmini.com

JOHN VAN DEUSEN & ASSOC.
5 REGENT STREET SUITE 524
LIVINGSTON, NJ 07039
PHONE: (973) 994-9220
FAX: (973) 994-2539
E-MAIL: jvd@vdasfoc.com
VENDOR TYPE: CONSULTANTS - ELEVATOR

- Robert Sutter, *Area General Manager*
- John Van Deusen, *President*

JOHNSON CONTROLS, INC.
777 TERRACE AVENUE
HASBROUCK HEIGHTS, NJ 07604
PHONE: (201) 462-0700
FAX: (201) 462-0701
WWW.JOHNSONCONTROLS.COM
VENDOR TYPE: BUILDING AUTOMATION

- Tim Linder, *Account Executive*
PHONE: 201-462-5343

JOSEPH F. RENAGHAN & ASSOCIATES
4 DAIRY DRIVE
GLEN COVE, NY 11542
PHONE: CELL: 917-626-3021 / (212) 741-0764 EXT 11
FAX: (516) 671-2655
E-MAIL: jra@renaghan.com
VENDOR TYPE: CONSULTANTS - CONSTRUCTION

- Joseph F. Reneghan, *President*

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JOSEPH NETO & ASSOCIATES, INC.
1065 AVENUE OF THE AMERICAS- SUITE 820
NEW YORK, NY 10018
PHONE: (212) 596-4690
FAX: 212-596-4689
E-MAIL: jquinn@josephneto.com
VENDOR TYPE: CONSULTANTS - ELEVATOR

- Joseph J. Neto, Jr., *President*
- John Quinn, *Consultant*

JRD ELECTRIC CORP.
67-11 79TH STREET
MIDDLE VILLAGE, NY 11379
PHONE: (718) 326-1666
FAX: (718) 456-2234
E-MAIL: jimmy@jrdelectric.com
VENDOR TYPE: ELECTRICAL CONTRACTORS

- James Calderone, *VP*

JRM CONSTRUCTION MANAGEMENT
242 WEST 36TH STREET, 14TH FLOOR
NEW YORK, NY 10018
PHONE: 212.545.0500
FAX: 212.545.0505
VENDOR TYPE: GENERAL CONTRACTORS

- Mark Reissman, *Head Estimator*
PHONE: 917-807-5063
mreissman@JRMCM.com

JULIUS ROEHRS COMPANY
1230 STATE HIGHWAY 33
FARMINGDALE, NJ 07727
PHONE: (732) 938-5111
FAX: (732) 938-3075
E-MAIL: bhoffbauer@juliusroehrs.com
juliusroehrs.com
VENDOR TYPE: LANDSCAPING

- Robert W. Hoffbauer, *President*
- Karen Hoffbauer, *VP*

K & K GROUP
118 EAST 25TH STREET
3RD FLOOR
NEW YORK, NY 10010
PHONE: (212) 557-2390
FAX: (212) 557-2397
E-MAIL: WWW.KKCONSTRUCTION.COM
VENDOR TYPE: GENERAL CONTRACTORS

- Arkadi Katselnik, *President*

K & S INDUSTRIAL CORP.
432 CASTLETON AVENUE
STATEN ISLAND, NY 10301
PHONE: (718) 981-4655
FAX: (718) 981-4318
E-MAIL: Marian@KSIndustrial.com, Kevin@KSIndustrial.com
wwwk.sindustrial.com
VENDOR TYPE: AIR CONDITIONING SUPPLIES

- Marian Sauter, *Sales Rep*
- Kevin Smith, *President*

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KABACK ENTERPRISES, INC.
45 WEST 25TH STREET
NEW YORK, NY 10010
PHONE: (212) 645-5100
FAX: (212) 645-8962
E-MAIL: dmurphy@kaback.com
www.kaback.com
VENDOR TYPE: H.V.A.C.

- John Murphy, *President*
- Donald M. Murphy, *VP*

KETCHUM PUMP COMPANY, INC.
34-20 64TH STREET
WOODSIDE, NY 11377
PHONE: (718) 457-0800
FAX: (718) 672-1408
E-MAIL: ketchampump@aol.com
VENDOR TYPE: PUMP WORKS

- Stuart John Hruska, *President*
- Navin Soneji, *Engineer*

KLEINKNECHT ELECTRIC COMPANY
940 EIGHTH AVENUE
NEW YORK, NY 10019-4287
PHONE: (212) 989-4500
FAX: (212) 728-1823
VENDOR TYPE: ELECTRICAL CONTRACTORS

- Vincent Connolly

KNICKERBOCKER PLATE GLASS CORP.
439 W. 54TH STREET
NEW YORK, NY 10019
PHONE: (212) 247-8500
FAX: (212) 489-1449
E-MAIL: KgpGlass@aol.com
VENDOR TYPE: GLAZIERS

- Barbara Knudson, *Executive Office/Sales Manager*
- Jay Lachoff

KOENIG IRON WORKS, INC.
223 WEST 19TH STREET
NEW YORK, NY 11101
PHONE: (212) 924-4334
FAX: (718) 361-7443
E-MAIL: nrosenbaum@koenigironworks.com
VENDOR TYPE: IRON WORKS

- Barry Leistner, *CEO*
- Norman Rosenbaum, *VP Sales*

KONE INC.
47-36 36TH STREET
LONG ISLAND CITY, NY 11101
PHONE: (718) 361-7200
FAX: (718) 361-9078
E-MAIL: monte.zurlo@kone.com
www.kone.com
VENDOR TYPE: ELEVATOR MAINTENANCE

- Dennis Kastanis, *President & CEO*
- Monte J. Zurlo, *Senior Sales Engineer*
PHONE: EXT. 5258

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KRAMAN IRON WORKS, INC.
410 EAST 10TH STREET
NEW YORK, NY 10009
PHONE: (212) 460-8400
FAX: (212) 529-2466
E-MAIL: kramanironworks@verizon.net
VENDOR TYPE: IRON WORKS

- Howard Glazer, *VP of Sales*
- Richard Kraman, *President*

KRAMER LEVIN NAFTALIS & FRANKEL, LLP
1177 AVENUE OF THE AMERICAS, 20TH FLOOR
NEW YORK, NY 10036
PHONE: (212) 715-7840
FAX: (212) 715-7850
E-MAIL: slindenbaum@kramerlevin.com, rflahive@slindenbaum@kramerlevin.com
VENDOR TYPE: CONSULTING - LANDMARK

- Robert Flahive, *Principal: Robert Flahive*
- Samuel Lindenbaum

KROLL SECURITY SERVICES GROUP
4 ESSEX AVENUE, SUITE 403
BERNADVILLE, NJ 02924
PHONE: (908) 696-9610
FAX: (908) 696-9580
E-MAIL: mmeier@krollworldwide.com
www.krollworldwide.com
VENDOR TYPE: SECURITY

- Mike Meier, *Managing Associate*
  PHONE: (512) 321-4421
- Gary S. Schiff, *PE, CPP, President*

KUGLER TILLOTSON ASSOCIATES
49 WEST 38TH STREET, 10TH FLOOR
NEW YORK, NY 10018
PHONE: (212) 382-2100 / (212) 730-4412
FAX: (212) 730-4412
E-MAIL: ab@kuglerassociates.com
VENDOR TYPE: LIGHTING

- Jerry Kugler, *President*

L & K PARTNERS INC.
360 LEXINGTON AVENUE
21ST FLOOR
NEW YORK, NY 10017
PHONE: 212-682-8448
FAX: 212-682-2442
E-MAIL: MBAUTISTA@LKPARTNERSINC.COM
VENDOR TYPE: GENERAL CONTRACTORS

- Matthew Bautista, *Project Manager*
  PHONE: 212-682-8448
- Andrew Luis, *President CEO*
  PHONE: 212-682-8448

L & L PAINTING CO., INC.
900 SOUTH OYSTER BAY ROAD
HICKSVILLE, NY 11801
PHONE: (516) 349-1900
FAX: (516) 349-0011

- Alan Labelson, *Chief Estimator*
- Michael Levine, *President*

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E-MAIL: alabelson@llpaint.com
VENDOR TYPE: PAINTING

L. KANNER FLOORING SYSTEMS, INC.
224 WEST 35TH STREET, SUITE 910
NEW YORK, NY 10001
PHONE: (212) 564-6004
FAX: (212) 564-5399
E-MAIL: larry@lkannerfloorsys.com
VENDOR TYPE: FLOORING

- Larry Kanner, *President*

LAB PLUMBING & HEATING INC.
530 WEST 50TH STREET
NEW YORK, NY 10019-7033
PHONE: (212) 246-9690
FAX: (212) 581-4929
E-MAIL: labplumbing@hotmail.com
VENDOR TYPE: PLUMBING

- Richard P. Bisso, *Pres./Treas*
- Jerry Mariconda, *Asst. VP*

LACOR MECHANICAL SYSTEMS
7 DAY STREET, RM 702
NEW YORK, NY 10038
PHONE: (212) 233-5607
FAX: (212) 233-8725
E-MAIL: TomL@Lacormech.com
www.Lacormech.com
VENDOR TYPE: H.V.A.C.

- Thomas S. Lacorazza, *President*

LANES FLOOR COVERING & CARPETING
30 WEST 26TH STREET, 6TH FLOOR
NEW YORK, NY 10010
PHONE: (212) 532-5200
FAX: (212) 685-7626
VENDOR TYPE: FLOORING

- Lane Brettschneider, *President*

LARSEN & RUGGIERO MECHANICAL
PO BOX 41255
10 CROSS STREET
STATEN ISLAND, NY 10304
PHONE: 212-925-7501
FAX: 212-925-7534
E-MAIL: LARRUGMECH@AOL.COM
VENDOR TYPE: H.V.A.C.

- Peter Larsen, *Vice President*
  PHONE: 917-364-4776
- Anthony Rao, *Estimating Dept.*
  PHONE: 212-925-7501
- Gerard J. Ruggiero, *President*
  PHONE: 917-939-5785

LAZLO BODAK CONSULTING ENGINEEER, P.C.
45 WEST 36TH STREET, 3RD FLOOR
NEW YORK, NY 10018
PHONE: (212) 643-1444

- Lazlo Bodak, *P.E., Principal*
- Michael McGoff, *Mechanical Engineer*

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FAX: (212) 643-3456
E-MAIL: engineers@laszlobodak.com
www.laszlobodakengineers.com
VENDOR TYPE: CONSULTANTS - MECHANICAL AND ELECTRICAL

LEHR CONSTRUCTION CORP.
902 BROADWAY, 6TH FLOOR
NEW YORK, NY 10010
PHONE: (212) 353-1160
FAX: (212) 353-1906
E-MAIL: Frederick coffey@lehrcc.com
VENDOR TYPE: GENERAL CONTRACTORS

- Frederick Coffey, *President*

LERCH, BATES & ASSOCIATES INC.
515 VALLEY STREET
SUITE 160
MAPLEWOOD, NJ 07040
PHONE: 973-763-3222
FAX: 908-248-1081
WWW.LERCHBATES.COM
VENDOR TYPE: CONSULTANTS - ELEVATOR

- Charles R. Olson, *President/CEO*
- Santiago Rodriguez, *Regional Manager* Santiago.Rodriguez@lerchbates.com
- Jeff Schultz, *VP of Marketing and Business*
- Scott Shepler, *VP of Elevator Consultants*

LIBERTY CONTRACTING CORPORATION
25-31 94TH STREET
NORTH BERGEN, NJ 07047
PHONE: (201) 868-7500
FAX: (201) 868-7501
VENDOR TYPE: DEMOLITION

- Frank Cali, *President*

LIBERTY ELECTRICAL SUPPLY CO./WESCO
326 ROCKAWAY AVENUE
BROOKLYN, NY 11212
PHONE: (718) 342-5790
FAX: (718) 342-1411
E-MAIL: Bfrank@libertyelectrical.com, chrish@libertyelectrical.com
libertyelectrical.com
VENDOR TYPE: ELECTRICAL SUPPLIES

- Robert Frank, *CEO*
- Chris Hohner, *Sales*

LIBERTY UNIVERSAL CONTRACTING CORP.
31-07 33RD STREET
LONG ISLAND CITY, NY 11106
PHONE: (718) 274-5801
FAX: (718) 721-9332
VENDOR TYPE: INSULATION

- Angelo Vorolakos, *President*
- Nicholas Vorvolakos, *VP*

LILKER ASSOCIATES, CONSULTING ENGINEERS, P.C.
1001 AVENUE OF THE AMERICAS

- Bruce Lilker, *President*
- Morais C. Miranda, *Director*

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NEW YORK, NY 10018
PHONE: (212) 695-1000 EXT. 240
FAX: (212) 695-1299
E-MAIL: mmiranda@liker.com
www.liiker.com
VENDOR TYPE: CONSULTANTS - MECHANICAL AND ELECTRICAL

PHONE: EXT. 240

LOFFRENO ARCHITECTURAL WOODWORKING CO. INC.
3250 BUFFINGTON STREET
IRVINGTON, NJ 07111
PHONE: (973) 371-0039
FAX: (973) 371-0049
E-MAIL: Leno@loffrenowoodworking.com
www.Loffrenowoodworking.com
VENDOR TYPE: WOOD RESTORATION

- Frank Loffreno, *President*
- Lenny Orr, *General Manager*

LOMBARDY DOOR SALES
734 BELLEVILLE AVENUE
BELVILLE, NJ 07109
PHONE: (973) 759-0016
FAX: (973) 759-4077
WWW.LOMBARDY.COM
VENDOR TYPE: DOORS & ARCHITECTURAL METAL

- Mike Lombardy, Jr., *Salesmen*
PHONE: (201) 653-2233
- Michael Lombardy, Sr., *President*

LONG ISLAND CONCRETE
31-38 48TH AVENUE
LONG ISLAND CITY, NY 11101
PHONE: (718) 786-2793
FAX: (718) 784-4624
E-MAIL: LongIslandConcreteinc@verizon.net
S.A.A.
VENDOR TYPE: MASONRY/PLASTERING

- Jill Hoffman, *Officer Operations Manager*
- Thomas J. Perno, *President*

LORRAINE FLOORING
47-45 31ST PLACE
LONG ISLAND CITY, NY 11101
PHONE: (718) 482-0069
FAX: (718) 937-6140
E-MAIL: Lou@loraineflooring.com
VENDOR TYPE: FLOORING

- Gelio Arana
- Louis Carllo, *President*

LUCIUS PITKIN, INC
304 HUDSON STREET
NEW YORK, NY 10013
PHONE: (212) 233-2737
FAX: (212) 406-1417
E-MAIL: jcosson@luciuspitkin.com
Luciuspitkin.com
VENDOR TYPE: METALLURGIST

- Joseph P. Crosson, *Principal*
- Robert Vecchio

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LUND FIRE PRODUCTS
40-33 215TH PLACE
BAYSIDE, NY 11361
PHONE: (718) 423-1900
FAX: (718) 428-1128
E-MAIL: LFP1@lundfire.com
VENDOR TYPE: FIRE EQUIPMENT

- Ronald Alexander, *VP*
- Thomas Bisogno

LVI ENVIRONMENTAL SERVICES, INC.
462 GETTY AVENUE
CLIFTON, NJ 07011
PHONE: 973-772-3660
FAX: 973-772-3668
E-MAIL: pmast@lviservices.com
www.lviservices.com
VENDOR TYPE: ASBESTOS ABATEMENT

- Peter Demeropoulos, *President*
- Paul Mast, *Vice President*

LZA TECHNOLOGY
51 MADISON AVENUE
NEW YORK, NY 10011
PHONE: (917)661-7800
FAX: (917) 661-7801
E-MAIL: EVelivasakis@LZATechnology.com
www.LZATechnology.com
VENDOR TYPE: CONSULTANTS - STRUCTURAL

- Emanuel E. Velivasakis, *President*

M&L MECHANICAL, INC
92 TERRY ROAD
SMITHTOWN, NY 11787
PHONE: (631) 265-6814
FAX: (631) 265-6815
VENDOR TYPE: WELDING

- Myles Feeney, *President*

M&L POWER SYSTEMS, INC.
109 WHITE OAK LANE
OLD BRIDGE, NJ 08857
PHONE: (732) 679-1800
FAX: (732) 679-9326
E-MAIL: dan@mlpower.com
www.mlpower.com
VENDOR TYPE: TESTING: INFRARED / ELECTRIC TESTING

- Dan Arora, *Project Engineer*
- Milind Bagle, *General Manager*

MACKENZIE GROUP
72 READE STREET
NEW YORK, NY 10007
PHONE: (212) 227-1630
FAX: (212) 619-1885
MACKENZIEDOOR.COM
VENDOR TYPE: DOORS & ARCHITECTURAL METAL

- George MacKenzie, *President*
- Scott McKenzie, *VP*
- Roger Soucek, *VP Sales*

PHONE: EXT. 347

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MACKENZIE KECK CONSTRUCTION
434 SANDSHORE ROAD
HACKETTSTOWN, NJ 07840
PHONE: 908-850-1006
FAX: 908-850-0659
E-MAIL: dkeck@mackenziekeck.com
VENDOR TYPE: GENERAL CONTRACTORS

- Dan Keck, *President*

PHONE: 908-303-5313

MANCINI DUFFY
39 WEST 13TH STREET
NEW YORK, NY 10010
PHONE: (212) 938-1260
FAX: (212) 938-1267
E-MAIL: dfrank@manciniduffy.com
www.manciniduffy.com
VENDOR TYPE: CONSULTANTS - ARCHITECTURAL

- Steve Bleiweiss, *Manager of Development*

PHONE: (212) 651-6317

MANHATTAN FIRE & SAFETY CORP.
242 WEST 30TH STREET, 7TH FLOOR
NEW YORK, NY 10001
PHONE: (212) 563-7500
FAX: (212) 563-8641
VENDOR TYPE: FIRE EQUIPMENT

- Debbie Sleischman, *Senior Safety Coordinator*
- David Tillman, *Senior Safety Coordinator*

PHONE: (212) 216-4161

MANHATTAN MECHANICAL CONTRACTORS, INC.
227 WEST 29TH STREET
NEW YORK, NY 10001
PHONE: (212) 594-3130
FAX: (212) 268-9426
VENDOR TYPE: H.V.A.C.

- Neal J. Lazar, *President*

MANHATTAN PARTITION ASSOC.
18 MCKINLEY AVENUE
CARTARET, NJ 07008
PHONE: (732) 969-9600
FAX: (732) 969-0900
VENDOR TYPE: DRYWALL

- John Minunno, *President*
- Richard Werner

PHONE: (973) 331-1450

MANHATTAN PLUMBING CORP.
200 5TH AVENUE
NEW YORK, NY 10010
PHONE: (212) 807-1717
FAX: (212) 807-8965
E-MAIL: Mail@ManhattanPlumbing.com
VENDOR TYPE: PLUMBING

- Henry Plemper, *President*
- Peter Plemper, *VP*

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MANHATTAN STUDIO ARCHITECTURE & DESIGN, P.C.
D/B/A GROUP 3
41 WEST 25TH STREET, 7TH FLOOR
NEW YORK, NY 10010
PHONE: (212) 627-9400
FAX: (212) 604-9300
E-MAIL: GSHUNICK@G3ARCH.COM
WWW.G3ARCH.COM
VENDOR TYPE: CONSULTANTS - ARCHITECTURAL

- Gregory Shunick, *President*

MARINO, GERAZOUNIS & JAFFE ASSOCIATES, INC.
MG ENGINEERING, P.C./MGJ INFORMATION TECHNOLOGIES
1116 WEST 32ND STREET, 12TH FLOOR
NEW YORK, NY 10001
PHONE: (212) 643-9055
FAX: (212) 643-0503
E-MAIL: MGERAZOUNIS@MGJASSOCIATES.COM
WWW.MGJASSOCIATES.COM
VENDOR TYPE: CONSULTANTS - MECHANICAL AND ELECTRICAL

- Michael Gerazounis, *P.E., Principal*
- Michael Marino, *Principal*

MARLEY COOLING TOWERDAVID S. MEYER
108 CORPORATE PARK DRIVE
WHITE PLAINS, NY 10604
PHONE: (914) 697-5030
VENDOR TYPE: COOLING TOWER

MAXONS RESTORATION
280 MADISON AVENUE
NEW YORK, NY 10016
PHONE: (212) 447-6767
FAX: (212) 447-6251
E-MAIL: dwillard@maxons.com
www.maxons.com
VENDOR TYPE: DISASTER RECOVERY

- Damon Gersh, *President*
- Danielle Willard, *Regional Sales Manager*

MC GOWAN BUILDERS, INC.
1200 PATERSON PLANK ROAD
NORTH BERGEN, NJ 07047

VENDOR TYPE: GENERAL CONTRACTORS

- Bernie Koster
PHONE: 201.865.4666

MCGOVERN & COMPANY INTERIORS
21 EAST 40TH STREET, 22ND FLOOR
NEW YORK, NY 10016
PHONE: (212) 292-2000
FAX: (212) 292-2001
E-MAIL: scaiola@mcgoco.com
www.mcgoco.com
VENDOR TYPE: GENERAL CONTRACTORS

- Salvatore Caiola, *Executive VP*
PHONE: EXT. 4112
- Daniel McGovern, *President*

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MCMASTER- CARR SUPPLY COMPANY
P.O. BOX 440
NEW BRUNSWICK, NJ 08903
PHONE: (732) 329-3200
FAX: (732) 329-3772
WWW.MCMASTER.COM
VENDOR TYPE: HARDWARE (TOOLS)

- Mike Bostanic, *Branch Manager*

MDA CONTRACTING INC.
519 EIGHTH AVENUE
16TH FLOOR
NEW YORK, NY 10018
PHONE: 212.302.5566
FAX: 212.382.0208
E-MAIL: K.SAAS@MDA-GC.COM
WWW.MDA-GC.COM
VENDOR TYPE: GENERAL CONTRACTORS

- Kenneth Saas, *Senior Vice President*

PHONE: 212.302.5566

MDA CONTRACTING INC.
519 EIGHT AVENUE - 16TH FLOOR
NEW YORK, NY 10018
PHONE: 212-302-5566
FAX: 212-382-0208
MDA-GC.COM
VENDOR TYPE: GENERAL CONTRACTORS

- Julian Alessi, *President*
- William Freeswick, *Chief Financial Officer*
- Ken Saas, *Executive VP*

MEADE TESTING
25 KINKEL STREET
WESTBURY, NY 11590
PHONE: (516) 338-4583
FAX: (516) 338-4276
VENDOR TYPE: TESTING: CONTROLLED INSPECTION

- Mike Meade, *President*

MERENDINO ASSOCIATES INC.
524 GRAHAM AVENUE
BROOKLYN, NY 11222
PHONE: (718) 599-1300
FAX: (718) 599-1337
VENDOR TYPE: AIR/WATER BALANCING

- Mike Merendino, *Owner/President*

METRO CONSTRUCTION & WATERPROOFING, INC.
2739 MILES AVENUE
BRONX, NY 10465
PHONE: (718) 918-1692
VENDOR TYPE: ROOFING, FACADE RESTORATION AND WATERPROOFING

- Abdul R. Chaudhry, *President*

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METROPOLIS CONSULTING CORP.
22 CORTLANDT ST., 10TH FLOOR
NEW YORK, NY 10007
PHONE: (212) 233-6344
FAX: (212) 233-6333
VENDOR TYPE: CODE CONSULTANTS/EXPEDITORS

- Frank M. Fortino, *President*

MEYER STRONG & JONES ENGINEERS,P.C.
460 WEST 34TH STREET
NEW YORK, NY 10001
PHONE: (212) 239-7600
FAX: (212) 465-1730
VENDOR TYPE: CONSULTANTS - MECHANICAL AND ELECTRICAL

- Fred Lindquist, *P.E., Executive VP*
PHONE: (212) 239-7628

MICHAEL ANTHONY CONTRACTORS
161 RAILROAD AVENUE
GARDEN CITY, NY 11040
PHONE: 516.746.4777
WWW.4MACC.COM
VENDOR TYPE: GENERAL CONTRACTORS

- Angela Vitale, *V.P. Business Development*
avitale@4macc.com

MICHAEL BRENNAN
494 8TH AVENUE 21ST FLOOR
NEW YORK, NY 10001
PHONE: 212-462-2542
FAX: 212-462-2660
E-MAIL: mbrennan@rpbrennan.com
VENDOR TYPE: GENERAL CONTRACTORS

- Ed Tyll, *Chief Estimator*

MICHAEL MAZZEO ELECTRIC CORPORATION
41-2424TH STREET
LONG ISLAND CITY, NY 11101
PHONE: 718-361-0306
FAX: 718-786-5953
VENDOR TYPE: ELECTRICAL CONTRACTORS

- Michael Mazzeo, Jr. , *CEO*
- David J. Parker, *President*

MICHAEL STAPLETON ASSOCIATES
9 MURRAY STREET
2ND FLOOR
NEW YORK, NY 10007
PHONE: 212.50931336
VENDOR TYPE: SECURITY

- George Harvey
PHONE: X237

MICRON GENERAL CONTRACTORS, INC.
45 WEST 25TH STREET
NEW YORK, NY 10010

- Ronald M. Franco, *President*
- Anatoly Shafir, *Head Estimator*

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PHONE: (212) 581-5333
FAX: (212) 518-5423
VENDOR TYPE: GENERAL CONTRACTORS

MID MANHATTAN PAINTING INC.
321 WEST 44TH STREET, SUITE 400A
NEW YORK, NY 10036
PHONE: (212) 265-5809
FAX: (212) 582-3768
E-MAIL: MMPAINTOO@aol.com
VENDOR TYPE: PAINTING

- Dino Erbeli, *President*
- Frank Roberto, *VP*

MIDTOWN SECURITY
330 MADISON AVENUE
BASEMENT LEVEL
NEW YORK, NY 10017
PHONE: 212 661-5308
FAX: 212 661-5312
VENDOR TYPE: LOCKSMITHS

- Marty Czajkowski, *VP*

MILLER DRUCK SPECIALTY CONTRACTING INC.
264 WEST 40TH STREET, 9TH FLOOR
NEW YORK, NY 10018
PHONE: (212) 343-3300
FAX: (212) 343-3301
WWW.MILLERDRUCK.COM
VENDOR TYPE: MARBLE/STONE WORK

- Michael Corrente, *Estimator*

MILLER ENVIRONMENTAL GROUP INC.
538 EDWARDS AVENUE
CALVERTON, NY 11933
PHONE: (631) 369-4900
FAX: (631) 369-4909
E-MAIL: rcannarella@millerenv.com
www.millerenv.com
VENDOR TYPE: OIL TANKS

- Richard Cannarella, *Remediation Manager*
PHONE: EXT.208
- Mark Miller, *Owner*

MILO KLEINBERG DESIGN ASSOCIATES, INC.
902 BROADWAY
17TH FLOOR
NEW YORK, NY 10010
PHONE: (212) 532-9800
FAX: (212) 889-2180
E-MAIL: MDK@MKDA.COM
WWW.MKDA.COM
VENDOR TYPE: CONSULTANTS - ARCHITECTURAL

- Michael Kleinberg, *President*

MILROSE CONSULTANTS INC

- Louis S. Milo, *President*

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498 SEVENTH AVENUE
8TH FLOOR
NEW YORK, NY 10018
PHONE: (212) 643-4545
FAX: (212) 643-4859
E-MAIL: TTABONE@MILROSE.COM
WWW.MILROSE.COM
VENDOR TYPE: CODE CONSULTANTS/EXPEDITORS

- Thomas Tabone, *Project Executive*
PHONE: (212) 894-0147

MIRIC INDUSTRIES, INC.
1516 UNION TURNPIKE
NORTH BERGEN, NJ 07047
PHONE: (212) 594-9898
FAX: (201) 864-9168
VENDOR TYPE: DOORS & ARCHITECTURAL METAL

- Michael Petricko, *President*
- Michael D. Petricko, *VP*

MJM PLUMBING, INC.
268 WEST STREET, 3RD FLOOR
NEW YORK, NY 10013
PHONE: (212) 966-2444
FAX: (212) 966-0031
VENDOR TYPE: WATER TANKS

- John Carbone, *VP*
- Michael Carbone, Sr., *President*

MOED DE ARMAS SHANNON
80 BROAD STREET
NEW YORK, NY 10004
PHONE: (212) 809-0100
FAX: (212) 809-0839
VENDOR TYPE: CONSULTANTS - ARCHITECTURAL

- Lindsay Davis, *Assistant*
- Raoul De Armas, *Chairman*

MONARCH SUPPLY CORPORATION
1335 OAK POINT AVENUE
BRONX, NY 10474
PHONE: (718) 328-0200
FAX: (718) 893-2236
VENDOR TYPE: HARDWARE (TOOLS)

- Peter Oland
- Misael Rivera, *VP*

MORRIS GLASSER & SONS INC.
305 3RD AVENUE
BROOKLYN, NY 11215
PHONE: (212) 831-8750
FAX: (212) 369-2526
E-MAIL: Morrisglasser@mail.com
MG.cloudnine.net
VENDOR TYPE: GLAZIERS

- Walter Friedman, *VP*
- Dee Tirado, *Director of Operations*

MULLIGAN SECURITY CORP.
11 PENN PLAZA

- William Mulligan, *President*
- Kevin Mulligan, *Exec. VP*

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NEW YORK, NY 10001
PHONE: (212) 563-0500
FAX: (212) 563-3818
MULLIGANSECURITY.COM
VENDOR TYPE: SECURITY

NALCO CHEMICAL COMPANY
1501 BROADWAY, SUITE 1708
NEW YORK, NY 10036
PHONE: (212) 768-3701
E-MAIL: ghjackson@nalco.com
VENDOR TYPE: CHEMICAL TREATMENT

- Gardner H. Jackson, *District Sales Manager*
- Bryan Mulik, *Sales Engineer*

NASTASI CONSTRUCTION GROUP
10 ROCKEFELLER PLAZA, SUB-BASEMENT
NEW YORK, NY 10020
PHONE: (212) 632-5226
FAX: (212) 632-5231
E-MAIL: pallocca@nastasigroup.com
www.nastasigroup.net
VENDOR TYPE: LOCKSMITHS

- Paul Allocca
- Manny Huertas
- Thomas Nastasi III, *Principal*

PHONE: (212) 632-5220

NASTASI MAINTENANCE & CONSTRUCTION, LLC.
50 ROCKEFELLER PLAZA
SUB-BASEMENT
NEW YORK, NY 10020
PHONE: 212-632-5220
FAX: 212-632-5231
E-MAIL: WSUTHERLAND@NASTASIGROUP.COM
VENDOR TYPE: DRYWALL

- William Sutherland

NATIONAL ACOUSTICS INC.
515 W 36TH STREET
NEW YORK, NY 10018
PHONE: 212 695 1252
FAX: 212 695 4539
VENDOR TYPE: DRYWALL

NATIONAL AIR FILTERS CO.OF NEW JERSEY, INC.
325 WASHINGTON AVENUE
P.O. BOX 6600
CARLSTADT, NJ 07072
PHONE: (201) 438-0800
FAX: (201) 438-0049
E-MAIL: DBORGOFF@NATIONALAIRFILTER.COM
NATIONALAIRFILTER.COM
VENDOR TYPE: AIR FILTERS

- Donald Borghoff, *President*
- Jim Borghoff, *Sales Associate*

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NATIONAL ELEVATOR CAB & DOOR CORP.
53-15 37TH AVENUE
WOODSIDE, NY 11377
PHONE: (718) 478-5900
FAX: (718) 478-0087
VENDOR TYPE: ELEVATOR CAB

- John Farella, *President*
- Harold S. Friedman, *C.E.O.*

NATIONAL SPRINKLER
151 DUPONT STREET
PLAINVIEW, NY 11803
PHONE: (516) 349-1192
FAX: (516) 349-7660
VENDOR TYPE: SPRINKLERS

- Carmine Geonie, *President*

NEAD ELECTRIC INC.
175 BROAD STREET
CARLSTADT, NJ 07072
PHONE: (201) 460-5200
FAX: (201) 460-5201
E-MAIL: fdauria@neadelectric.com
www.neadelectric.com
VENDOR TYPE: ELECTRICAL CONTRACTORS

- Frank D'Auria, *VP*
PHONE: (201) 460-5232
- Robert Marziotto, *President*

NELSON AIR DEVICE CORP.
46-28 54TH AVENUE
MASPETH, NY 11378
PHONE: (718) 729-3801
FAX: (718) 729-7181
VENDOR TYPE: H.V.A.C.

- Nelson Nelson Blitz, Jr., *President*
- Peter Unrath, *VP*

NETWORK BUILDING MAINTENANCE
22 DAWES COURT
FREEHOLD, NJ 07728
PHONE: 908-692-8352
VENDOR TYPE: GENERAL CONTRACTORS

- Nick Albani

NEW YORK CITY SPRINKLER CORP.
1439 BASSETT AVENUE
BRONX, NY 10461
PHONE: 718-409-2929
FAX: 718-409-2939
VENDOR TYPE: SPRINKLERS

- Robert Mooney, *President*
PHONE: 718-409-2929

NEW YORK PLUMBING, HEATING & COLLING CORP.
87-71 LEFFERTS BLVD.
RICHMOND HILL, NY 11418
PHONE: 718-441-6800
FAX: 718-849-2905

- Ed Voyer
PHONE: 718-441-6800 EXT: 155

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VENDOR TYPE: PLUMBING

NEW YORK REPLACEMENT PARTS
1456 LEXINGTON AVENUE
NEW YORK, NY 10128
PHONE: (212) 534-0818
FAX: (212) 410-5783
E-MAIL: www.nyrpcorp.com
VENDOR TYPE: HARDWARE (TOOLS)

- Richard Green, *President*
- Mike Meridth

NEWCO IRONWORKS LTD.
68 NORTH 1ST STREET
BROOKLYN, NY 11211
PHONE: (718) 782-4844
FAX: (718) 782-7737
NEWCOIRONWORKS.COM
VENDOR TYPE: IRON WORKS

- Steve Glazer, *President*

NICHOLSON AND GALLOWAY, INC.
261 GLEN HEAD ROAD
GLEN HEAD, NY 11545
PHONE: (516) 671-3900
FAX: (516) 759-3569
E-MAIL: tomc@nicholsonandgalloway.com
VENDOR TYPE: MARBLE/STONE WORK

- Thomas L Cusa, *VP Marketing & Sales*
- Angelo J. DeFilippo, *President*

NIELSEN-ELEFANTE NURSERIES, INC.
660 W. PINE BROOK ROAD
LINCOLN PARK, NJ 07035
PHONE: (973) 694-2786
FAX: (973) 633-0689
E-MAIL: jmelefante@megapathdsl.net / nielsenelefante@megapathdsl.net
VENDOR TYPE: LANDSCAPING

- James Elefante, *President*

NORTHEAST TESTING
5 CAPITAL DRIVE
WALLINGFORD, CT 06492
PHONE: (203) 949-2650
VENDOR TYPE: TESTING: INFRARED / ELECTRIC TESTING

- Lydia Lucente, *Sales Engineer*
  PHONE: (203) 464-0255
- Mario Maresca, *Account Manager*

NOUVEAU INDUSTRIES, INC.
74 CALYER STREET
BROOKLYN, NY 11222
PHONE: (718) 349-4700
FAX: (718) 383-3218
E-MAIL: sales@nouveauelevator.com
www. Nouveauelevator.com

- Robert M. Speranza, *General Manager*
  PHONE: (718) 349-4772
- Don Speranza, Sr., *President*

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VENDOR TYPE: ELEVATOR MAINTENANCE

NTC GROUP (NASTASI TECHNOLOGY CONSTRUCTION GROUP)
50 ROCKEFELLER PLAZA, SUB-BASEMENT
NEW YORK, NY 10020
PHONE: (212) 632-5272
FAX: (212) 632-5231
E-MAIL: bwen@nastasigroup.com
www.nastasigroup.com
VENDOR TYPE: LOCKSMITHS

- Thomas Nastasi III, *Principal*
PHONE: (212) 632-5272
- Bill Wen, *Operations Manager*
PHONE: (212) 632-5272

NTT SERVICES
11 WEST 42 STREET
NEW YORK, NY 10036
PHONE: (212)382-0662
FAX: (212)382-1356
NTRAN@NNTSERVICES.NET
VENDOR TYPE: CLEANING CONTRACTORS

- Nhi Tran, *President*

NY ELEVATOR, INC.
519 EIGHT AVENUE
NEW YORK, NY 10018
PHONE: (212) 947-8800
FAX: (212) 947-9555
E-MAIL: collin.postol@newyorkelevator.com
VENDOR TYPE: WINDOW WASHING RIGS

- Collin Postol, *Sales Manager*

NYEPS-NEW YORK ELECTRICAL POWER SERVICES
1221 AVENUE OF THE AMERICAS
NEW YORK, NY 10020
PHONE: 212-632-5238
E-MAIL: jdolak@nyeps.com
VENDOR TYPE: ELECTRICAL CONTRACTORS

- Jerry Dolak, *President*
PHONE: 718-288-3271

OMARA ORGANIZATION, INC.
125 MAIDEN LANE, 3RD FLOOR
NEW YORK, NY 10038
PHONE: (212) 412-7177
FAX: (212) 412-7050
VENDOR TYPE: GENERAL CONTRACTORS

- Greg Navins, *Project Manager*
- Robert O' Mara, *President*

OMC SHEETMETAL
4010 PARK AVENUE
BRONX, NY 10457
PHONE: (718) 731-5001
FAX: (718) 901-7835
E-MAIL: davemolleti@omcdrafting.com

- David Moleti, *Estimator*
PHONE: EXT. 125

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VENDOR TYPE: SHEETMETAL

ONE SOURCE
321 WEST 44TH STREET, 7TH FLOOR
NEW YORK, NY 10036
PHONE: (212) 408-6200
FAX: (212) 408-8256
VENDOR TYPE: CLEANING CONTRACTORS

- Alan Marquesano
PHONE: 212-408-6200

OSMAN LTD
50 ROCKEFELLER PLAZA
NEW YORK, NY 10020
PHONE: (212) 903-1011
FAX: (212) 903-1012
E-MAIL: osmanhdny@aol.com
VENDOR TYPE: ROOFING, FACADE RESTORATION AND WATERPROOFING

- Mark DeStefano, *President*

OTIS ELEVATOR COMPANY
516 WEST 34TH STREET, 2ND FLOOR
NEW YORK, NY 10001
PHONE: (212) 557-5700
FAX: (212) 983-3928
VENDOR TYPE: ELEVATOR MAINTENANCE

- Mary Ryan, *Territory Manager*
PHONE: (917) 339-9660

OUTSOURCE CONSULTANTS, INC.
237 WEST 35TH STREET
NEW YORK, NY 10001
PHONE: (212) 732-0555
FAX: (212) 732-6933
E-MAIL: dcaballero@outsourceconsultants.com
www.outsourceconsultants.com
VENDOR TYPE: CODE CONSULTANTS/EXPEDITORS

- Richard Aguggia, *Managing Director*
PHONE: RAGUGGIA@OUTSOURCECONSULTANTS.COM
- Diego Caballero, *VP*
- Joseph Roselli, *President*

P&F SHEETMETAL
440 EASTERN PARKWAY
FARMINGDALE, NY 11735
PHONE: 631-414-7301
FAX: 631-414-7304
VENDOR TYPE: SHEETMETAL

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P. J. MECHANICAL
135 WEST 18TH STREET
NEW YORK, NY 10011
PHONE: (212) 243-2555
FAX: (212) 924-7148
E-MAIL: ppappasjr@pjmechanical.com
www.pjmechanical.com

- Peter Pappas, Jr., *Exec. VP*
- Peter Pappas, Sr., *President/CEO*

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VENDOR TYPE: H.V.A.C.

P.A.L. ENVIRONMENTAL
11-02 QUEENS PLAZA SOUTH
LONG ISLAND CITY, NY 11101
PHONE: (718) 349-0900
FAX: (718) 349-2800
E-MAIL: dougpalcorp@pal.com
VENDOR TYPE: ASBESTOS ABATEMENT

- Sal DiLorenzo, *President*
- Doug Lyon

P.I. MECHANICAL CORP.
150 WEST 28TH STREET
NEW YORK, NY 10011
PHONE: (212) 229-1775
FAX: (212) 229-1828
VENDOR TYPE: H.V.A.C.

- David Pie

PACE PLUMBING CORP.
41 BOX STREET
BROOKLYN, NY 11222
PHONE: (718) 389-6100
FAX: (718) 383-6335
E-MAIL: Barry@paceplumbing.com
PacePlumbing.com
VENDOR TYPE: PLUMBING

- Andru Coren, *President*
- Barry Goldman, *Head Estimator*

PAR ENVIORNMENTAL CORPORATION
313 SPOOK ROCK ROAD
SUFFERN, NY 10901
PHONE: 845 369 7500
FAX: 845 369 6682
VENDOR TYPE: ENVIRONMENTALISTS

- Patrick Mahoney, *President*

PAR PLUMBING CO., INC.
60 NORTH PROSPECT AVENUE
LYNBROOK, NY 11563
PHONE: (516) 887-4000
FAX: (516) 593-9089
WWW.PARPLUMBING.COM
VENDOR TYPE: PLUMBING

- Martin Levine, *President*
- Kristy Nilson, *Account Executive*

PHONE: (516) 394-2049

PAR SPECIALTY CONTRACTING CORPORATION
313 SPOOK ROCK ROAD
SUFFERN, NY 10901
PHONE: 845-369-7500
FAX: 845-369-6682
VENDOR TYPE: HYDRAULIC CEMENT SEALANT SPECIALIST

- Joseph Cianciulli

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PARAMOUNT PAINTING COMPANY
50 ROCKEFELLER CENTER
NEW YORK, NY 10017
PHONE: (212) 632-5244
FAX: (212) 632-5243
E-MAIL: Bob@paramountpaintingny.com
www.paramountpaintingny.com
VENDOR TYPE: PAINTING

- Robert Fugowski, *VP*
- Mitchell Nichtberger, *President*

PATRIOT AIR CONDITIONING AND REFRIGERATION
280 MADISON AVENUE, SUITE 1101
NEW YORK, NY 10016

VENDOR TYPE: H.V.A.C.

- Fiore Freda

PATRIOT CONTRACTING CORP
19-21 BROOK STREET
JERSEY CITY, NJ 07302
PHONE: (201) 413-9800
FAX: (201) 309-0550
VENDOR TYPE: DEMOLITION

- Charles Becker, *President*

PENGUIN AIR CONDITIONING CORP.
26 WEST STREET
BROOKLYN, NY 11222
PHONE: (718) 706-6500
FAX: (718) 706-2536
E-MAIL: skeller@penguinac.com
www.penguinac.com
VENDOR TYPE: H.V.A.C.

- Daniel P. Dubin, *President & CEO*
- Scott Keller, *Chief Estimator*

PHONE: (718) 706-2506

PENGUIN BROADWAY ELECTRICAL MAINTENANCE
26 WEST STREET
BROOKLYN, NY 11222
PHONE: (718) 706-2558
FAX: (718) 706-2565
E-MAIL: dspoto@penguinac.com
www.penguinac.com
VENDOR TYPE: ELECTRICAL SUPPLIES

- David Spoto, *VP*

PHONE: (718) 706-2558

PERFORMANCE EVALUATION INC.
P. O. BOX 618
NUTLEY, NJ 07110
PHONE: (973) 235-9099 / (973) 661-4281
VENDOR TYPE: TESTING: EQUIPMENT PERFORMANCE

- Richard Borge

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PETRILLO STONE CORP.
610 SOUTH FULTON AVENUE
MT. VERNON, NY 10550-5093
PHONE: (914) 668-8561
FAX: (914) 668-8533
E-MAIL: fpetrillostone.com
VENDOR TYPE: MARBLE/STONE WORK

- Frank R. Petrillo, *President*
- Ralph E. Petrillo, *Vice President*

PETROCELLI ELECTRIC COMPANY
22-09 QUEENS PLAZA NORTH
LONG ISLAND CITY, NY 11101
PHONE: (718) 752-2200
FAX: (718) 472-2402
E-MAIL: m.spatola@petrocelli.com
VENDOR TYPE: ELECTRICAL CONTRACTORS

- Santo Petrocelli, Jr., *Chairman*
- Michael Spatola, *Marketing Manager*

PHONE: (718) 752-2250

PETROLEUM TANK CLEANERS, INC.
236 BUTLER STREET
BROOKLYN, NY 11217
PHONE: (718) 624-4842
FAX: (718) 858-4268
E-MAIL: PTCIAM@aol.com
VENDOR TYPE: OIL TANKS

- Lou Crimi, *Sales Rep.*

PHONE: (718) 852-3646

- Ray Lara

PHILIP KAPLAN GLASS WORKS, LLC
49 MONROE STREET
NEW YORK, NY 10022
PHONE: (212) 269-0031
FAX: (212) 406-4603
VENDOR TYPE: GLAZIERS

- Robert Kaplan, *President*
- Greg Tomchinsky, *General Manager*

PHONE: (212) 349-6230

PIERPONT MECHANICAL CORP.
58-33 57TH DRIVE
MASPETH, NY 11378
PHONE: 718.456.7300
FAX: 718.456.3793
E-MAIL: info@pierpontmech.com
http://pierpontmech.com/
VENDOR TYPE: H.V.A.C.

PINNACLE ENVIRONMENTAL CORP.
200 BROAD STREET
CARLSTADT, NJ 07072
PHONE: (201) 939-6565
FAX: (201)340-2442
E-MAIL: SALES@PINENV.COM
VENDOR TYPE: ASBESTOS ABATEMENT

- Paul O'Brien, *President*
- Robert Ryan, *VP*

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PLATINUM MAINTENANCE SERVICES CORP
120 BROADWAY
36 FLOOR
NEW YORK, NY 10271
PHONE: (212) 535-9700
FAX: (212) 480-2699
E-MAIL: BLICHTENSTEIN@PLATINUMMAINTENANCE.COM
WWW.PLATINUMMAINTENANCE.COM
VENDOR TYPE: MARBLE & METAL MAINTENANCE

- James C. Halpin, *VP*
- Brian Lichtenstein, *Asst. V. P., Sales Manager*

PLAZA CONSTRUCTION CORPORATION
260 MADISON AVENUE
NEW YORK, NY 10016
PHONE: (212) 849-4800
FAX: (212) 849-4860
E-MAIL: phulbert@plazaconstruction.com
VENDOR TYPE: GENERAL CONTRACTORS

- Steve Fisher, *Chairman & CEO*
- Peter J. Hulbert, *Exec. VP*

PHONE: (212) 849-4705

PLUMB DOOR
501 CANAL STREET
NEW YORK, NY 10013
PHONE: (212) 414-4830
FAX: (212) 414-4289
E-MAIL: bmagaraci@plumbdoor.com
VENDOR TYPE: DOORS & ARCHITECTURAL METAL

- Bob Magaraci, *President*

PHONE: (646) 852-3420

POLO ELECTRIC CORPORATION
497 CANAL STREET
NEW YORK, NY 10013
PHONE: (212) 627-8220
FAX: (212) 691-9605
E-MAIL: DinoStathis@poloelectric.com
www.poloelectric.com
VENDOR TYPE: ELECTRICAL CONTRACTORS

- Sam Stathis, *President*
- Dino Stathis, *VP*

PORT MORRIS TILE & MARBLE CORP.
1285 OAK POINT AVENUE
BRONX, NY 10474
PHONE: (718) 378-6100
FAX: (718) 328-1074
VENDOR TYPE: MARBLE/STONE WORK

- Patrick Barrell, *President*

PRECISION INTERIORS CONSTRUCTION CORP.
17 RAILROAD STREET
HUNTINGTON STATION, NY 11746
PHONE: (631) 549-0211
FAX: (631) 549-0839
VENDOR TYPE: DRYWALL

- Joseph Iaquinto, *President*

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PRECISION TESTING & BALANCING
1785 NEREID AVENUE
BRONX, NY 10466
PHONE: (718) 994-2300
FAX: (718) 994-2341
E-MAIL: PrecisionTest@verizon.net
VENDOR TYPE: AIR/WATER BALANCING

- Louis F. Bromberg, *VP*
- Toby Monti, *Secretary/Treasurer*

PREFERRED MECHANICAL, INC.
3129 BAILEY AVENUE
BRONX, NY 10463
PHONE: (718) 601-4470
FAX: (718) 601-4716
E-MAIL: s.mackin@preferred-mechanical.com
VENDOR TYPE: PLUMBING

- Sean Higgins
- Sean Mackin, *President*

PRESTIGE LABORATORIES, INC.
100 OAK STREET
EAST RUTHERFORD, NJ 07073
PHONE: (800) 533-4338
FAX: (201) 438-4293
VENDOR TYPE: SEWAGE EJECTOR, GREASE TRAP & DRAIN CLEANING

- Gerald Bieber, *President*

PRITCHARD INDUSTRIES, INC.
1120 AVENUE OF THE AMERICAS
NEW YORK, NY 10036
PHONE: (212) 382-2295
FAX: (212) 382-0710
VENDOR TYPE: CLEANING CONTRACTORS

- Peter D. Pritchard, *President & CEO*
- Robert A. Sokolowski, *Sr. VP*

PROPERTY CONDITION ASSESSMENTS, LLC
16 NORTH MARENGO AVENUE, SUITE 510
PASADENA, CA 91101
PHONE: (626) 685-9560
FAX: (626) 685-9570
E-MAIL: lrichey@pcalla.com
www.pcallc.com
VENDOR TYPE: PROPERTY EVALUATION

- John Luna, *President*
- Lew Richey, *Senior Sales Associate*

PROTECTION PLUS SECURITY CONSULTANT
340 STAGG STREET
BROOKLYN, NY 11206
PHONE: (718) 628-1400
FAX: (718) 366-6905
E-MAIL: wmclauthen@ppscinc.com
VENDOR TYPE: SECURITY

- Peter V. Christiansen, *President*
- William McCauthlen, *Exec. Dir., VP*

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PYRAMID FLOOR COVERING INC.
38 HARBOR PARK DRIVE
PORT WASHINGTON, NY 11050
PHONE: (516) 932-7200
FAX: (516) 932-7216
E-MAIL: brian@pyramidfloors.com
pyramidfloors.com
VENDOR TYPE: FLOORING

- Stephen K. Degaray, *VP*
- Brian DeGaray, *VicePresident*

QUADLOGIC CONTROLS CORP.
33-00 NORTHERN BLVD.
LONG ISLAND CITY, NY 11101
PHONE: (212) 930-9300
FAX: (212)930-9394
VENDOR TYPE: ELECTRIC METERING

- Doron Shafrir, *President*

QUANTUM ELECTRIC CORP.
36-24 34TH STREET
LONG ISLAND CITY, NY 11106
PHONE: (718) 784-9010
FAX: (718) 784-9015
E-MAIL: GJGLASS@QUANTUMEC.com
VENDOR TYPE: ELECTRICAL CONTRACTORS

- Gary J. Glass, *Owner*
PHONE: CELL (917) 709-8445
- Richard Sobel, *PE*

QUARTARARO & ASSOCIATES, INC.
122 EAST 42ND STREET, SUITE 201
NEW YORK, NY 10017
PHONE: (212) 867-5500
FAX: (212) 867-8355
VENDOR TYPE: CONSULTANTS - CONSTRUCTION

- Ray Quartararo, *Principal*

R H MCDERMOTT CORP.
100 WEST 32ND STREET
NEW YORK, NY 10001
PHONE: (212) 564-9322
FAX: (212) 564-9323
WWW.NYCSMACNA.ORG
VENDOR TYPE: AIR/WATER BALANCING

-
- Robert McDermott, *President*

R.A. HOFFMANN ENGINEERING, P.C.
CROTON RIVER EXECUTIVE PARK
3 FALLSVIEW LANE
BREWSTER, NY 10509
PHONE: (845) 277-4401
FAX: (845) 277-4701
E-MAIL: METALMEN@HOFFMANN-FEIGE.COM
VENDOR TYPE: METALLURGIST

- Richard A. Hoffman, *P.E., President, Chief Metallurgica Engineer*
- F. Patrick Reilly, *Sr. Metallurgical Engineer*

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R.C. DOLNER INC.
17 EAST 16TH STREET, 2ND FLOOR
NEW YORK, NY 10003
PHONE: (212) 645-2190
FAX: (212) 633-1108
VENDOR TYPE: GENERAL CONTRACTORS

- Roger Charovni, *President*

R.P. BRENNAN
494 8TH AVENUE
21ST FLOOR
NEW YORK, NY 10001
PHONE: (212) 462-2542
FAX: (212) 462-2860
VENDOR TYPE: GENERAL CONTRACTORS

- Michael Brennan, *Owner*

mbrennan@rpbrennan.com

RACANELLI CONSTRUCTION CO. INC.
1895 WALT WHITMAN ROAD, SUITE 1
MELVILLE, NY 11747
PHONE: (631) 454-1010
FAX: (631) 454-1212
E-MAIL: acm@racanelliconstruction.com
VENDOR TYPE: GENERAL CONTRACTORS

- Carmine Martuscello, *Sales Manager, Supervisor*

RAEL AUTOMATIC SPRINKLER CO.
601 MERRICK ROAD
LYNBROOK, NY 11563
PHONE: (516) 593-2000
FAX: (516) 593-9634
E-MAIL: davidi@raelsprinkler.com
VENDOR TYPE: SPRINKLERS

- Estimating Department

RC INDUSTRIAL
4445 COMMUNIPAW AVENUE
JERSEY CITY, NJ 07304
PHONE: (201) 333-1484 / (800) 333-9248
FAX: (201) 333-9248
E-MAIL: lopyar@ideal-supply.com
VENDOR TYPE: HARDWARE (TOOLS)

- Ron Adams, *VP Sales*

REACT INDUSTRIES INC.
34-02 REVIEW AVENUE
LONG ISLAND CITY, NY 11101
PHONE: (718) 392-3400
FAX: (718) 392-1522
E-MAIL: jsarfaty@reacthvac.com
VENDOR TYPE: H.V.A.C.

- Jeff Platinsky, *President*
- Jim Sarfaty, *Exec. VP*

PHONE: EXT. 134

REGENCY ELEVATOR PRODUCTS

- John Van Bramer, *President*

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870 MOUNT PROSPECT AVENUEPRESIDENT
NEWARK, NJ 07104
PHONE: (973) 481-1400
FAX: (973) 481-3444
VENDOR TYPE: ELEVATOR CAB

REGIONAL SCAFFOLDING & HOISTING CO., INC
3900 WEBSTER AVENUE
BRONX, NY 10470
PHONE: (718) 881-6200
FAX: (718) 324-4470
E-MAIL: rsh3900@aol.com
VENDOR TYPE: SCAFFOLDING AND SIDEWALK BRIDGE

- Mr. Larry Blinn, Jr, *VP*

RITEWAY INTERNAL REMOVAL, INC.
64-05 34TH AVENUE
WOODSIDE, NY 11377
PHONE: (718) 458-8900
FAX: (718) 899-0515
E-MAIL: Ritewaydemolition@att.net
VENDOR TYPE: DEMOLITION

- Leroy Barroca, *President*
- Tudhar Shah, *estimator*

RIZZO GROUP
11 PENN PLAZA
NEW YORK, NY 10001
PHONE: (212) 695-5980
FAX: (212) 695-6058
E-MAIL: stephen@rizzogroup.com
VENDOR TYPE: CODE CONSULTANTS/EXPEDITORS

- Charles Rizzo

ROBERT B. SAMUELS, INC.
48 WEST 25TH STREET
NEW YORK, NY 10010
PHONE: (212) 645-5150
FAX: (212) 645-4568
E-MAIL: pkozlow@rbsamuel.com
VENDOR TYPE: ELECTRICAL CONTRACTORS

- Paula Kozlow, *Marketing Director*
- Dave Samuels, *Exec. VP*

ROBERT DERECTOR ASSOCIATES
19 WEST 44TH STREET
NEW YORK, NY 10036
PHONE: (212) 764-7272
FAX: (212) 764-7827
E-MAIL: MARKOFF@derector.com
www.derector.com
VENDOR TYPE: CONSULTANTS - MECHANICAL AND ELECTRICAL

- Robert Derector, *President*
- Martin Konikoff, *Managing Partner*

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ROBERT HINDMAN INC.
25 WEST 45TH STREET, SUITE #302
NEW YORK, NY 10036
PHONE: (212) 840-4102
FAX: (212) 840-3237
E-MAIL: Hindmaninc@aol.com
VENDOR TYPE: GENERAL CONTRACTORS

- Gary Casalaina
PHONE: 917-335-8236
- Douglas Hindman, *President*

ROLF JENSEN AND ASSOCIATES PROFESSIONAL ENGINEERS, P.C.
360 WEST 31ST STREET, SUITE 900
NEW YORK, NY 10001
PHONE: (212) 695-6670
FAX: (212) 695-6671
E-MAIL: mmeade@rjagroup.com
www.rjagroup.com
VENDOR TYPE: CONSULTANTS - FIRE SAFETY

- Mary Meade, *Marketing Associate*
- Brian Papagni, *Operations Manager*

RONSCO, INC.
24 WEST 25TH STREET
NEW YORK, NY 10010
PHONE: 212-627-0500
FAX: 212-645-7150
E-MAIL: LRZaretsky@ronscoinc.com
www.ronscoinc.com
VENDOR TYPE: DRYWALL

- Lee Zaretsky, *President*
PHONE: 212-627-0500

ROSEDALE NURSERY INC.
51 SAW MILL RIVER ROAD
HAWTHORNE, NY 10532
PHONE: (914) 769-1300
FAX: (914) 769-8770
E-MAIL: Rosepow@aol.com
VENDOR TYPE: LANDSCAPING

- Daniel Taylor, *President*

ROSENWACH TANK CO.
40-25 CRESCENT STREET
LONG ISLAND CITY, NY 11101
PHONE: (212) 972-4411
FAX: (212) 482-0661
VENDOR TYPE: WATER TANKS

- Andrew Rosenwach, *President*

ROYAL WASTE SERVICES, INC.
187-40 HOLLIS AVENUE
HOLLIS, NY 11423
PHONE: (718) 468-3988
FAX: (718) 468-3962
VENDOR TYPE: CARTING / RECYCLING

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S&J ENTRANCE AND WINDOW SPECIALISTS, INC.
174 MARINE STREET
FARMINGDALE, NY 11735
PHONE: (631) 845-7033
FAX: (631) 293-6978
VENDOR TYPE: DOORS & ARCHITECTURAL METAL

- Jeff Blinder, *Owner*

S. DIGIACOMO & SON, INC.
386 PARK AVENUE SOUTH
15TH FLOOR
NEW YORK, NY 10016
PHONE: (212) 704-0750
FAX: (212) 719-0438
SDIGIACOMO.COM
VENDOR TYPE: GENERAL CONTRACTORS

- Stephen Di Giacomo, *President*

SAFETY CONSULTANT, INC.
1590 LOCUST AVENUE
BOHEMIA, NY 11716
PHONE: (631) 242-1186
FAX: (631) 242-6749
E-MAIL: safecon715@aol.com
VENDOR TYPE: FIRE PROTECTION/LOSS PREVENTION

- Robert Schubert, *President*

SAFEWAY ENVIRONMENTAL CORP
1379 COMMERCE AVENUE
BRONX, NY 10461
PHONE: (718) 794-4300
FAX: (718) 794-1411
VENDOR TYPE: ASBESTOS ABATEMENT

- Stephen Chasin, *President*

SB SUPPLY, LLC
PO BOX 649
EDGEWATER, NJ 07020
PHONE: 201-224-8400
FAX: 201-224-8404
VENDOR TYPE: PLUMBING

- Samantha Burke, *President*
PHONE: (917) 560-7397
- Samantha Burke
- Bob Cafiero

SBLM ARCHITECTS PC.
151 WEST 26TH STREET, 2ND FLOOR
NEW YORK, NY 10001
PHONE: (212) 995-5600
FAX: (212) 675-4228
E-MAIL: jburdick@sblm.com
VENDOR TYPE: CONSULTANTS - ARCHITECTURAL

- Joshua Burdick, *President*

SCHINDLER ELEVATOR CORPORATION
620 12TH AVENUE 4TH FLOOR

- Mike Landis, *Vice-President*

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NEW YORK, NY 10036
PHONE: (212) 708-1171
FAX: (212) 708-1094
VENDOR TYPE: ELEVATOR MAINTENANCE

SEASONS INDUSTRIALCONTRACTING CORP.
3 PAGE AVENUE
P.O. BOX 902
LYNDHURST, NJ 07071
PHONE: (201) 804-8787
FAX: (201) 804-9563
WWW.SEASONSCONTRACTING.COM
VENDOR TYPE: CARTING / RECYCLING

- Dan Margiotta, *President*
- Paul H. Singlevich, *Project Executive*

PHONE: EXT. 113 OR CELL (201) 832-8107

SEVERUD ASSOCIATES CONSULTING ENGINEERS, PC
469 SEVENTH AVENUE, SUITE 900
NEW YORK, NY 10018
PHONE: (212) 986-3700
FAX: (212) 687-6467
E-MAIL: edepaola@severud.com
www.severud.com
VENDOR TYPE: CONSULTANTS - STRUCTURAL

- Edward M. DePaola, *Principal*

SEXAUER
531 CENTRAL PARK AVENUE
SCARSDALE, NY 10583
PHONE: (800) 431-1872
VENDOR TYPE: PLUMBING

- Wayne R. Deigel, *District Manager*

SH - SANFORD HALL
421 SEVENTH AVENUE, SUITE 1012
NEW YORK, NY 10001
PHONE: 212-967-3375
FAX: 212-967-3379
WWW.SANFORDHALL.COM
VENDOR TYPE: FLOORING

- Richard Camarco, *Owner*

SHEN MILSOM WILKE, INC.
417 5TH AVENUE
NEW YORK, NY 10016
PHONE: (212) 725-6800
FAX: (212) 752-0864
E-MAIL: jwilde@smwinc.com
www.smwinc.com
VENDOR TYPE: CONSULTANTS - ACOUSTICAL

- Fred Shen
- Jeff Wilde, *Associate Principle*

SHEPARD INDUSTRIES, LLC
45 HORSE HILL ROAD

- Angela Amato, *VP*

PHONE: (973) 822-2800

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CEDAR KNOLLS, NJ 07927
PHONE: (973) 822-2800
FAX: (973) 560-4907
E-MAIL: angela@shepardindustries.com; joan@shepardindustries.com
VENDOR TYPE: CONSULTANTS - STONE

- Michael Florentino, *President*

SHERLAND & FARRINGTON, INC.
253 WEST 28TH STREET, 2ND FLOOR
NEW YORK, NY 10001
PHONE: (212) 206-7500
FAX: (212) 206-7517
VENDOR TYPE: FLOORING

- Kevin Gerber

SIEMENS BUILDING TECHNOLOGIES, INC.
PO BOX 704
PINE BROOK, NJ 07058
PHONE: (973) 575-6300
FAX: (973) 575-7968
VENDOR TYPE: BUILDING AUTOMATION

- Richard Crane, *Senior Systems Sales Engineer*

SIGN ENGINEERS INC.
13 NEW YORK AVENUE
COLONIA, NJ 07067
PHONE: 732-382-4224
FAX: 732-382-4200
E-MAIL: JR.SIGNS@VERIZON.NET
VENDOR TYPE: SIGNAGE

SIMPLEX
2323 RANDOLPH AVENUE
AVENEL, NJ 07001
PHONE: (732) 381-7722
FAX: (732) 381-7545
VENDOR TYPE: SPRINKLERS

- Bruce Crane, *Total Service Manager*

SIRINA FIRE PROTECTION
151 HERRICKS ROAD
GARDEN CITY PARK, NY 11040
PHONE: (516) 942-0400
FAX: (516) 942-0415
VENDOR TYPE: SPRINKLERS

- Tony Flores

SOUND REFRIGERATION & AIR CONDITIONING, INC.
58 OLD STEWART AVENUE
GARDEN CITY PARK, NY 11040
PHONE: (516) 747-5678 / (718) 343-3825
FAX: (516) 747-5994

- Robert Gulmi, *VP*
- Steven Marentis, *President*
- Andrew Weiss, *Director of Estimating*

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E-MAIL: rgulmi@soundac.com
Soundac.com
VENDOR TYPE: H.V.A.C.

SOUNDTONE FLOORS, INC.
43-02 37TH STREET
LONG ISLAND CITY, NY 11101
PHONE: 718-392-4001
FAX: 718-392-4575
E-MAIL: soundtonefloor@aol.com
VENDOR TYPE: FLOORING

- Brett J. Morrow, *Vice President*

SOURCE ONE
7 PENN PLAZA
NEW YORK, NY 10001
PHONE: 212-612-7600
FAX: 212-612-7601
E-MAIL: jaltherr@s1inc.com
www.s1inc.com
VENDOR TYPE: TESTING: ELECTROMAGNETIC INTERFERENCE (EMI)

- John Altherr

SPECTORGROUP
19 WEST 44TH STREET, 17TH FLOOR
NEW YORK, NY 10036
PHONE: (212) 599-0055
FAX: (212) 599-1043
WWW.SPECTORGROUP.COM
VENDOR TYPE: CONSULTANTS - ARCHITECTURAL

- Scott Spector

SPIDER, A DIVISION OF SAFEWORKS LLC
58-54 59TH STREET
MASPETH, NY 11378
PHONE: (718) 349-0700
FAX: (718) 326-9835
E-MAIL: Joe.Simone@safeworks.com
www.spiderstaging.com
VENDOR TYPE: WINDOW WASHING RIGS

- Joe Simone

SPINA FLOOR COVERING
14 VANDERVENTER AVENUE SUITE 200A
PORT WASHINGTON, NY 11050
PHONE: 516 883 4277
FAX: 516 883 4273
E-MAIL: sal@spinafloorcovering.com
spinafloorcovering.com
VENDOR TYPE: CARPET SUPPLIER & INSTALLER

- Salvatore Spina
PHONE: 516 883 4277
sal@spinafloorcovering.com

SPIRAX SARCO APPLIANCE SUPPLY

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1150 NORTHPOINT BLVD.
BLYTHEWOOD, SC 29016
PHONE: (800) 575-0394
FAX: (803) 714-2222
WWW.SPIRAXSARCO.COM
VENDOR TYPE: HARDWARE (TOOLS)

SPK/LEWIS CONSTRUCTION
28 WEST 25TH STREET
2ND FLOOR
NEW YORK, NY 10010
PHONE: 212 645 6800
FAX: 212 645 9780
VENDOR TYPE: GENERAL CONTRACTORS

- Brian P. Flaherty, *VP*
PHONE: 646 235 2582
b.flaherty@spklewis.com
- Edward S. Lewis, *President*
e.lewis@spklewis.com

SPRING SCAFFOLD INC.
28-20 BORDEN AVENUE\
LONG ISLAND CITY, NY 11101
PHONE: (718) 392-4921
FAX: (718) 392-4952
VENDOR TYPE: SCAFFOLDING AND SIDEWALK BRIDGE

- Brian Gershenoff
briang@springscaffolding.com
- Will Laffey
williaml@springscaffolding.com

SPRINT RECYCLING INC.
605 WEST 48TH STREET
NEW YORK, NY 10036
PHONE: (800) 995-CART / (212) 399-1500
FAX: 246-3753
VENDOR TYPE: CARTING / RECYCLING

- Joseph Grieco, *Senior VP*

STATE PAINTING & DECORATING CO., INC
222 EAST 44TH STREET, 9TH FLOOR
NEW YORK, NY 10017
PHONE: (212) 751-8330
FAX: (212) 751-8332
E-MAIL: statepaintingdec@aol.com
VENDOR TYPE: PAINTING

- Stephen Wolf, *President*

STATEWIDE DEMOLITION CORP
58-75 57TH ROAD
MASPETH, NY 11378
PHONE: 718.416.2100
FAX: 718.416.3330
VENDOR TYPE: DEMOLITION

- Piero Musso, *President*
PHONE: 917.217.0241

STERLING SERVICE CO.
321 WEST 44TH STREET
STE. 701
NEW YORK, NY 10036

- Kevin Bray
kbray@platinummaintenance.com

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PHONE: (212) 246-8888
FAX: (212) 246-9660
VENDOR TYPE: MARBLE & METAL MAINTENANCE

STRUCTURE TONE, INC.
770 BROADWAY
9TH FLOOR
NEW YORK, NY 10003-9522
PHONE: (212) 481-6100
FAX: (212) 685-9267
WWW.STRUCTURETONE.COM
VENDOR TYPE: GENERAL CONTRACTORS

- Karl Anoushian
- James K. Donaghy, *Chairman*
- Ray Donaghy, *Account Executive*

RDonaghy@structuretone.com

STUART DEAN CO., INC.
43-50 TENTH STREET
LONG ISLAND CITY, NY 11101
PHONE: (718) 472-1326
FAX: (718) 472-1327
WWW.STUARTDEAN.COM
VENDOR TYPE: MARBLE & METAL MAINTENANCE

- William J. (Bill) McKenna, *Sales Account Executive*

bmckenna@stuartdean.com

SUMMIT MECHANICAL SYSTEMS
3994 DAVID PLACE
SEAFORD, NY 11783
PHONE: (516) 221-9895
FAX: (516) 221-9895
VENDOR TYPE: H.V.A.C.

SUMMIT SECURITY SERVICES, INC.
390 RECKSON PLAZA, WEST TOWER, LOBBY LEVEL
UNIONDALE, NY 11556
PHONE: (516) 240-2400
FAX: (516) 240-2424
WWW.SUMMITSECURITY.COM
VENDOR TYPE: SECURITY

- Nicholas Auletta, *Co-President*
- Anthony Triolo, *Dir. Client Development*

Atriolo@SummitSecurity.com

SUPERSTRUCTURES ENGINEERS & ARCHITECTS
32 AVENUE OF THE AMERICAS
NEW YORK, NY 10013
PHONE: (212) 505-1133
FAX: (212) 505-1726
SUPERSTRUCTURES.COM
VENDOR TYPE: ROOFING, FACADE RESTORATION AND WATERPROOFING

- David May, *Partner*

dmay@superstructures.com

- Paul Millman

pmillman@superstructures.com

SWEENEY & HARKIN CARPENTRY & DRYWALL CORP.
5-25 47TH ROAD
LONG ISLAND CITY, NY 11101

- Celestine Donaghy, *President*
- Brendan Monaghan, *Senior Estimator*

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PHONE: (718) 392-0190
FAX: (718) 729-0028
E-MAIL: bmonaghan@sweeneyharkin.com
Sweneyharkin.com
VENDOR TYPE: DRYWALL

SWEET CONSTRUCTION CORP.
5 HANOVER SQUARE
5TH FLOOR
NEW YORK, NY 10004
PHONE: (212) 929-2100
FAX: (212) 463-7107
E-MAIL: INFO@SWEETCONSTRUCTION.COM
VENDOR TYPE: GENERAL CONTRACTORS

- Steven Alessio, *President*
salessio@sweetconstruction.com
- Kelley Sanchez, *Director of Marketing*

SYSKA HENNESSY
125 S. WACKER DRIVE
NEW JERSEY, NJ 07726

VENDOR TYPE: CONSULTANTS - MECHANICAL AND ELECTRICAL

SYSKA HENNESSY GROUP
1515 BROADWAY
NEW YORK, NY 10036
PHONE: 800.328.1600 / 212.921.2300
FAX: 212.556.3333
WWW.SYSKA.COM
VENDOR TYPE: CONSULTANTS - FIRE SAFETY

- Cyrus Izzo
cizzo@syska.com

SYSKA HENNESSY GROUP
1515 BROADWAY
NEW YORK, NY 10036
PHONE: 800.328.1600 / 212.921.2300
FAX: 212.556.3333
WWW.SYSKA.COM
VENDOR TYPE: CONSULTANTS - MECHANICAL AND ELECTRICAL

- Cyrus Izzo
CIzzo@syska.com

T M & M MECHANICAL CORPORATION
225 WEST 36TH STREET, 3RD FLOOR
NEW YORK, NY 10018
PHONE: (212) 563-3321
FAX: (212) 465-9203
VENDOR TYPE: SPRINKLERS

- Sam Foy
- John Timothy, *President*

T&M PROTECTION RESOURCE, INC.
32 BROADWAY, SUITE 1200

- Sal Carcaterra, *President*
- Robert S. Tucker, *Chairman*

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NEW YORK, NY 10004
PHONE: (212) 422-0000
FAX: (212) 422-3305
E-MAIL: sal@tandmprotection.com
www.tandmprotection.com
VENDOR TYPE: SECURITY

T.F. NUGENT, INC.
10 ROCKEFELLER PLAZA
NEW YORK, NY 10020
PHONE: (212) 757-1995
FAX: (212) 956-3148
E-MAIL: TFNUGE@aol.com
VENDOR TYPE: PAINTING

- Todd A. Nugent, *President*
- Joseph Turzilli, *VP*

TAC AMERICAS, INC. (SCHNEIDER ELECTRIC)
210 MEADOWLANDS PARKWAY
SECAUCUS, NJ 07094-1905
PHONE: (201) 348- 9240
FAX: (201) 348-9530
E-MAIL: rob
www.tac.com/us
VENDOR TYPE: BUILDING AUTOMATION

- Brian Buginsky, *General Service*
PHONE: EXT 213
- Joe Metcalfe, *Security Sales*
PHONE: EXT 222

TECHCLEAN INDUSTRIES, LTD.
145 COMAC STREET
RONKONKOMA, NY 11779
PHONE: (800) 214-1147 / (631) 454-9595
FAX: (631) 454-9605
E-MAIL: coffeyk@tech-clean.com
www.tech-clean.com
VENDOR TYPE: DUCT CLEANING

- Kenneth Coffey, *President*

TECHORIZONS OF AMERICA. INC.
505 NORTHERN BOULEVARD
GREAT NECK, NY 11021
PHONE: (516) 829-1557
FAX: (516) 829-5710
E-MAIL: jmc@techorizons.com
techorizons.com
VENDOR TYPE: INSULATION

- Joyce Campisi, *President*
- Jay Shimon, *Regional Manager*

TECHSERV
111-01 14TH AVENUE
COLLEGE POINT, NY 11356
PHONE: (718) 670-7921
FAX: (718) 670-7955
EMCORGROUP.COM
VENDOR TYPE: TESTING: INFRARED / ELECTRIC TESTING

- Anthony Abruzzo, *President*
PHONE: (718) 670-7928
- Peter Scott

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TELEPHONE SALES AND SERVICE COMPANY INC.
132 WEST BROADWAY
NEW YORK, NY 10013
PHONE: (212) 233-8505
FAX: (212) 233-8507
VENDOR TYPE: CONSULTANTS - TELECOMMUNICATIONS

- Neil Bradley

TEMCO SERVICE INDUSTRIES, INC.
ONE PARK AVENUE
NEW YORK, NY 10016
PHONE: (212) 251-7844
FAX: (212) 823-7710
E-MAIL: Email address: mhellman@temcoservices.com
VENDOR TYPE: CLEANING CONTRACTORS

- Mark C. Hellman, *Senior VP*
- Tom Lawless, *General Manager*

TEST COMPANY
123 ROCK CENTER
NEW YORK, NY 10111
PHONE: 123-123-1234
E-MAIL: jchen@tishmanspeyer.com
VENDOR TYPE: AIR CONDITIONING SUPPLIES

THE DAVIDSON GROUP
5002 2ND AVENUE
BROOKLYN, NY 11232
PHONE: (718) 439-5800
FAX: (718) 439-5656
VENDOR TYPE: HARDWARE (TOOLS)

- Peter Davidson, *President*
- Chris Persaud, *Operations/Manager*
PHONE: 718-755-8755
chris.persaud@davidsonpipe.com

THE LAWRENCE GROUP ARCHITECTS
307 WEST 38TH STREET, SUITE 1618
NEW YORK, NY 10018
PHONE: (212) 764-2424
FAX: (212) 354-6909
WWW.THELAWRENCEGROUP.COM
VENDOR TYPE: CONSULTANTS - ARCHITECTURAL

- Tom Lekometros, *Principal*
PHONE: X 2100
tom.lekometros@thelawrencegroup.com

THE MADISON PAINTING & DECORATING GROUP
237 E 44TH STREET
NEW YORK, NY 10017-4369
PHONE: (212) 675-6552
FAX: (877) 841-1330
VENDOR TYPE: PAINTING

- Thomas Knubel, *Pres.*
- Lazaro Rendon

THE MORIARTY CORPORATION
90 MAIN STREET, SUITE 204
CENTER BROOK, CT 06409

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PHONE: (860) 767-0621
FAX: (860) 767-2143
VENDOR TYPE: CONSULTANTS - WATERPROOFING/ROOFING

THE MUFSON PARTNERSHIP
22 WEST 19TH STREET, 5TH FLOOR
NEW YORK, NY 10011
PHONE: (212) 352-1919
FAX: (212) 352-2299
E-MAIL: julia@mufson.net
www.mufsonpartnership.com
VENDOR TYPE: CONSULTANTS - ARCHITECTURAL

- Julia Belkin, *Director of New Business*
- Ed Von Sover, *Principal*

THE NEW YORK ROOFING COMPANY
28-10 38TH AVENUE
LONG ISLAND CITY, NY 11101
PHONE: (718) 786-6363
FAX: (718) 786-4089
E-MAIL: email@newyorkroofing.net
VENDOR TYPE: ROOFING, FACADE RESTORATION AND WATERPROOFING

- Robert J. Ansbro, *President*
- Joseph M Clarke, *VP*

THE SHADE FACTORY
169 E. JERICHO TURNPIKE
MINEOLA, NY 11501
PHONE: 516-248-2933
FAX: 516-248-2935
VENDOR TYPE: SPECIALTIES

- John B. Arceri

THE SIGN WORKS INC.
150 CLEARBROOK ROAD
ELMSFORD, NY 10523
PHONE: (914) 747-0700
FAX: (914) 592-4971
WWW.THESIGNWORKS.COM
VENDOR TYPE: SIGNAGE

- Sheldon Feiner, *President*
PHONE: X 11
Shelly@thesignworks.com

THE SWITZER GROUP, INC.
535 FIFTH AVENUE
11TH FLOOR
NEW YORK, NY 10017
PHONE: 212.922.1313
FAX: 212.922.9825
WWW.THESWITZERGROUP.COM
VENDOR TYPE: CONSULTANTS - ARCHITECTURAL

- Wayne Marcus, *Principal*
wmarcus@theswitzergroup.com
- Lou Switzer, *Chairman/CEO*

THE TRANE COMPANY
45-18 COURT SQUARE

- Mark Wagner
PHONE: (718) 269-3653

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LONG ISLAND CITY, NY 11101
PHONE: (718) 269-3600
FAX: (718) 269-3601
WWW.TRANE.COM
VENDOR TYPE: REFRIGERATION EQUIPMENT

mwagner@trane.com

THERMOTEST
P. O. BOX 600
FISHKILL, NY 12524
PHONE: (845) 897-4212
FAX: (845) 897-4258
E-MAIL: info@thermotest.com
VENDOR TYPE: TESTING: INFRARED / ELECTRIC TESTING

- Gregory Scollan, *President*
- Tyler Tompkins, *Office Manager*

THYSSENKRUPP ELEVATOR CORPORATION
519 8TH AVE.
12
NEW YORK, NY 10018-4580
PHONE: (212) 947-8800
FAX: (212) 947-9555
E-MAIL: MANHATTAN@THYSSENKRUPP.COM
WWW.THYSSENKRUPPELEVATOR.COM
VENDOR TYPE: ELEVATOR MAINTENANCE

- William Gooding
PHONE: 917-344-2020
- Pat McEvoy
PHONE: 212-947-8800

TIERNEY & COURTNEY OVERHEAD DOOR CORPORATION
58-42 MASPETH AVENUE
MASPETH, NY 11378
PHONE: (718) 894-6184
FAX: (718) 894-9329
E-MAIL: TCDoors@aol.com
VENDOR TYPE: DOORS & ARCHITECTURAL METAL

- Rick Courtney, *President*
- Ray Maggiore
- Dennis Thompson

TIMBIL CHILLER MAINTENANCE
59-23 GRAND AVE.
MASPETH, NY 11378
PHONE: (718)-456-2400
FAX: (718) 456-2366
E-MAIL: tiombilchiller@aol.com / timbilchiller@aol.com
VENDOR TYPE: H.V.A.C.

- Tom Doxsee, *Project Manager*
- Bill Ross, *President*

TIRSCHWELL & CO. INC.
45 WEST 36TH STREET, 3RD FLOOR
NEW YORK, NY 10018
PHONE: (212) 563-0994
FAX: (212) 563-0978
E-MAIL: MT@T-CD.com
www.T-LD.com
VENDOR TYPE: LIGHTING MAINTENANCE

- Matthew Tirschwell, *President*
PHONE: X 14

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TITAN CONTRACTING / CASTLE SANITATION
66-00 LONG ISLAND EXPRESSWAY
MASPETH, NY 11378
PHONE: (718) 424-0300
FAX: (718) 478-2385
VENDOR TYPE: DEMOLITION

- Anna Casalino, *President*
- Carlo Casalino, *Sr. VP*
ccasalino@titangroupny.com
- Stanley Fobarecki, *Service*
- Vinnie Salamoi, *Service*

TORDALE BUILDING SERVICES
136 PALMER AVENUE, SUITE 104
MAMARONECK, NY 10543
PHONE: (914) 738-2900
FAX: (914) 738-3409
E-MAIL: holly.amorosana@verison.net
VENDOR TYPE: MASONRY/PLASTERING

- Holly Amorosana, *President*

TORSILIERI, INC.
265 MAIN STREET
GLADSTONE, NJ 07934
PHONE: (908) 234-2382
FAX: (908) 234-0712
VENDOR TYPE: LANDSCAPING

- Guy J. Torsilieri, *President*

TOTAL QUALITY FIRE & SECURITY
135 W 29TH STREET
1005
NEW YORK, NY 10001
PHONE: (212) 730-8915
FAX: (212) 730-0321
WWW.TQFSI.COM
VENDOR TYPE: CONSULTANTS - FIRE SAFETY

- Walter C. Gorman, *President*
walter@tqfsi.com

TOUCHCOM, INC.
118 W 22ND STREET
10
NEW YORK, NY 10011-2416
PHONE: (212) 414-0073
FAX: (212) 414-0056
VENDOR TYPE: BUILDING DIRECTORIES

- Pat Barry, *VP Sales & Marketing*
PHONE: 917-656-0526
pbarry@touchcominc.com
- Patrick DeCavaignac, *CEO*
PHONE: 617-901-3871
PatDecav@touchcominc.com

TOWER PERFORMANCE, INC.
23 VEELAND ROAD
FLORHAM PARK, NJ 07932
PHONE: (973) 966-1116
FAX: (973) 966-5122
E-MAIL: ctowers@tpict.com
VENDOR TYPE: COOLING TOWER

- Anthony DePalmer, *President*
- Stefan Guetzov, *Sales*

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TPG ARCHITECTURE, LLP
TPC PLANNING & DESIGN, LLC
360 PARK AVENUE SOUTH, 19TH FLOOR
NEW YORK, NY 10010
PHONE: (212) 768-0800
FAX: (212) 921-8517
E-MAIL: FSTRAUSS@TPGARCHITECTURE.COM
WWW.TPGARCHITECTURE.COM
VENDOR TYPE: CONSULTANTS - ARCHITECTURAL

- Eileen Ragsdale
- Frederic M. Strauss, *Principal*

TRADE-WINDS ENVIRONMENTAL RESTORATION, INC.
895 WAVERLY AVENUE
HOLTSVILLE, NY 11742
PHONE: (631) 435-8900
FAX: (631) 435-4377
VENDOR TYPE: OIL TANKS

- Todd Babransky, *Sales Representative*

TRC ENGINEERS
1430 BROADWAY
10TH FLOOR
NEW YORK, NY 10018
PHONE: (212) 221-7822
FAX: (212) 221-7840
VENDOR TYPE: CONSULTANTS - WATERPROOFING/ROOFING

- Tom Fastert

TRI M CONSTRUCTION MANAGEMENT
5 E 51ST STREET
5
NEW YORK, NY 10022-5904
PHONE: (212) 230-1440
VENDOR TYPE: GENERAL CONTRACTORS

- Michael McMahon

TRI STATE COIL & HEATING
1275 15TH STREET
FORT LEE, NJ 07024
PHONE: (888) 544-0400
E-MAIL: shawn1256@gmail.com
VENDOR TYPE: PLUMBING

- Shawn Stephens, *President*

TRI STATE DISMANTLING CORP.
207 DUPONT STREET
BROOKLYN, NY 11222
PHONE: (718) 349-2552
FAX: (718) 349-0289
E-MAIL: tsd@gotsd.com
VENDOR TYPE: DEMOLITION

- Richard Flamio, *VP*

TRI STATE NDT, INC.

- Joseph Froymovich, *President*

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5379 ARTHUR KILL ROAD
STATEN ISLAND, NY 10307
PHONE: (718) 948-6226
FAX: (718) 948-6332
E-MAIL: Tristatendt.com
www.Tristatendt.com
VENDOR TYPE: TESTING: EDDY CURRENT

- Dave Mortenson, *VP*

TRIANGLE FIRE PROTECTION CORP.
75-17 COOPER AVENUE
GLENDALE, NY 11385
PHONE: (718) 326-9120
FAX: (718) 326-9446
E-MAIL: TriangleFire@Verizon.net
VENDOR TYPE: SPRINKLERS

- Guenter Rechsteiner, *President*

TRI-DIM
600 RYENSON ROAD
LINCOLN PARK, NJ 07035-2057
PHONE: (800) 458-9835 / (973) 696-1800
FAX: (973) 696-3052
E-MAIL: tridim-toolen@att.net
tridim.com
VENDOR TYPE: AIR FILTERS

- John Stanley, Sr., *President*
- Tim Toolen, *District Manager*

PHONE: (800) 275-4722

TRI-STAR CONSTRUCTION CORP.
770 LEXINGTON AVENUE
13TH FLOOR
NEW YORK, NY 10021
PHONE: 212-486-0808
FAX: 212-754-0274
VENDOR TYPE: GENERAL CONTRACTORS

- Jack S. Irushalmi, *Principal*

PHONE: CELL 917-407-3606

TURBO TECHNOLOGIES SERVICE CORP.KENNETH ROCHOW
8 SARNOWSKI DRIVE
SCOTIA, NY 12302
PHONE: (518) 372-2496
FAX: (518) 372-0115
VENDOR TYPE: MACHINE SHOPS

- Stephanie Mckinley, *Manager*

TURNER CONSTRUCTION CO.
375 HUDSON STREET
NEW YORK, NY 10014
PHONE: (212) 229-6000
FAX: (212) 229-6247
E-MAIL: ksharkey@tcco.com
turnerconstruction.com
VENDOR TYPE: GENERAL CONTRACTORS

- Peter J. Davoren, *Sr. VP*
- Kevin Sharkey, *Mgr. Business Development*

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TURTLE & HUGHES, INC
1900 LOWER ROAD
LINDEN, NJ 07036
PHONE: (732) 574-3600
FAX: (732) 574-9709
E-MAIL: terri@turtle.com
www.turtle.com
VENDOR TYPE: ELECTRICAL SUPPLIES

- John Sinagra, *President*

UNALITE ELECTRIC & LIGHTING CORP.
47-07 32ND PLACE
LONG ISLAND CITY, NY 11101
PHONE: (718) 898-5100
FAX: (718) 898-7957
VENDOR TYPE: LIGHTING MAINTENANCE

- Robert Segarra, *VP*

UNITED REFRIGERATION INC.
420 N. SAW MILL RIVER RD.
ELMSFORD, NY 10523
PHONE: (914) 592-5555
FAX: (914) 592-8979
VENDOR TYPE: AIR CONDITIONING SUPPLIES

- Roxanne Hussian, *Engineer*

UNITED RESTORATION SERVICES OF NY, INC
295 GREENWICH STREET #341
NEW YORK, NY 10007
PHONE: 212-431-1261
FAX: 212-431-2259
VENDOR TYPE: ROOFING, FACADE RESTORATION AND WATERPROOFING

- Danny Fontanna, *Senior VP*
- Maria Napolitano, *Principal*

UNITED SUPPLIERS OF AMERICA, INC.
155 AIRPORT EXECUTIVE PAR
NANUET, NY 10954-5261
PHONE: (800) 898-4872
FAX: (845) 425-5338
VENDOR TYPE: RECLAIMER

- Michael Mulligan, *Sales Service Manager*

UNITY CONSTRUCTION DEVELOPMENT
330 MADISON AVENUE
9TH FLOOR
NEW YORK, NY 10017
PHONE: (212) 661-7950
FAX: (212)661-7978
VENDOR TYPE: GENERAL CONTRACTORS

- Charles Balsamo, *Owner*

UPGRADE GROUP, INC.

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80 MCGUINNESS BLVD
BROOKLYN, NY 11222
PHONE: (718) 302-9235
FAX: (718) 302-1717
E-MAIL: dandersonuc@aol.com
www.UPGRADECONTRACTING.com
VENDOR TYPE: ROOFING, FACADE RESTORATION AND WATERPROOFING

- Joe McCallion, *President*

UTILITIES RESEARCH ASSOCIATES INC
237 WEST 35TH STREET, 16TH FLOOR
NEW YORK, NY 10001
PHONE: (212) 279-8678
FAX: (212) 279-8670
VENDOR TYPE: ELECTRICAL SURVEY

- Richard Simon, *President*

UTILITY PROGRAMS AND METERING INC.
135 WEST 36TH STREET, 7TH FLOOR
NEW YORK, NY 10018
PHONE: (212) 260-4800
FAX: (212) 260-4848
E-MAIL: kathy.lorio@up-m.com
www.up-m.com
VENDOR TYPE: ELECTRICAL SURVEY

- Richard Angerame, *President*
- Kathy Lorio, *VP*

V STRIANO ELECTRIC INC.
246 PARK AVENUE
GARDEN CITY PARK, NY 11040
PHONE: 516 408 4966
FAX: 516 408 4966
VENDOR TYPE: ELECTRICAL CONTRACTORS

- Dominic D'Amico, *CFO*

PHONE: 516 408 4966
ddamico@difaziony.com

VANGUARD CONSTRUCTION & DEVELOPMENT CO., INC.
307 WEST 38TH STREET, 7TH FLOOR
NEW YORK, NY 10018
PHONE: (212) 594-7477
FAX: (212) 279-2419
E-MAIL: rls@vanguardcon.com
www.vanguard.com
VENDOR TYPE: GENERAL CONTRACTORS

- Richard A. Laskowski, *VP*
- Michael J. Strauss, *President*

VIBRANETICS ANALYSIS CORPORATION
385 CENTRAL AVENUE
BOHEMIA, NY 11716
PHONE: (718) 468-4400
FAX: (631) 589-5325
E-MAIL: vibranetics@aol.com
VENDOR TYPE: TESTING: VIBRATION ANALYSIS

- John Lemminn, *President*
- Michael Riccio, *Senior Project Manager*

---

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VVA, LLC
117 EAST 31ST STREET
NEW YORK, NY 10016
PHONE: (212) 447-5860
FAX: (212) 447-9051
VENDOR TYPE: CONSULTANTS - CONSTRUCTION

- Erwin Schneider, *Managing Director*

W & E BAUM
89 BANNARD STREET
FREEHOLD, NJ 07728
PHONE: (800) 922-7377 / (732) 866-1881
FAX: (732) 866-8978
E-MAIL: xteven@webaum.com
www.webaum.com
VENDOR TYPE: SIGNAGE

- Richard Baum, *President*
- Ira Wolk, *NYC Rep*

PHONE: 212-279-5341

W & W GLASS SYSTEMS, INC.
300 AIRPORT EXECUTIVE PARK, SUITE 302
NANUET, NY 10954
PHONE: (845) 425-4000
FAX: (845) 425-6156
E-MAIL: jerryh@wwwglass.com
www.wwglass.com
VENDOR TYPE: GLAZIERS

- Jerome Haber, *President*

WADE ELECTRIC INC.
30-91 12TH STREET
LONG ISLAND CITY, NY 11102
PHONE: (718) 932-9233
FAX: (718) 932-6715
E-MAIL: Dennis_F@MSN.com
VENDOR TYPE: ELECTRICAL CONTRACTORS

- Dennis Friedman, *VP*
- Keith Friedman, *Project Manager*

WALDORF HOLDING CORP. (CARTING & DEMO)
50 EAST PALISADE AVENUE
SUITE 111
ENGLEWOOD, NJ 07631
PHONE: 201-541-0030
FAX: 201-541-0071
VENDOR TYPE: DEMOLITION

- Paul Connolly, *Estimator*

PHONE: 917-337-1134

- James Marrone, *President*

WALTER T. GORMAN, P.E., P.C.
1180 BROADWAY
2ND FLOOR
NEW YORK, NY 10001
PHONE: (212) 532-5970
FAX: (212) 725-3690
E-MAIL: INFO@WTGPEPC.COM
WWW.WTGPEPC.COM
VENDOR TYPE: CODE CONSULTANTS/EXPEDITORS

- Walter T. Gorman, *PE, President*
- George Quinn, *Project Consultant*

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WDF/GREENE
30 NORTH MAC QUESTIN PARKWAY
MT. VERNON, NY 10550
PHONE: (914) 776-8005
FAX: (914) 665-8032
E-MAIL: R.Greenberg@keyspanservices.com
VENDOR TYPE: PLUMBING

- Robert Greenberg, *Sr. VP*
- Larry Roman, *President*

PHONE: (914) 447-7462

WEICKERT SHEETMETAL, INC.
26-35 47TH AVENUE
LONG ISLAND CITY, NY 11101
PHONE: (718) 706-0707
FAX: (718) 706-0977
E-MAIL: Tom@weickert.com
VENDOR TYPE: SHEETMETAL

- Thomas W. Weickert
- John Weickert, Jr.

WEIDLINGER ASSOCIATES, INC.
375 HUDSON STREET
12TH FLOOR
NEW YORK, NY 10014
PHONE: 212-367-3000
FAX: 212-367-3030
E-MAIL: RITTENHOUSE@WAI.COM
WWW.WAI.COM
VENDOR TYPE: CONSULTANTS - ARCHITECTURAL

- Albert DiBernardo

dibernardo@wai.com

- Tod Rittenhouse, *Principal*

PHONE: 212-367-3060

WEST SIDE WOOD REFINISHING CORP.
50 ROCKEFELLER PLAZAPHONE: (212) 632-5292
FAX: (212) 362-5291
E-MAIL: Westsidewoodr@msn.com
www.westsidewoodrefinishing.com
VENDOR TYPE: WOOD RESTORATION

- Enzo Polanco, *VP*
- Antonio Rosario, *President*

PHONE: (917) 440-5114

WILSON CONSERVATION, LLC
100 EAST 5TH STREET
BROOKLYN, NY 11218
PHONE: (718) 852-8894
FAX: (718) 625-6661
E-MAIL: objects@wilsonconservation.com
VENDOR TYPE: CONSERVATION - ART

- Jackie & Cameron Wilson

WOODSTOCK FINISHES
45 ROCKEFELLER PLAZA, SUB-BASEMENT
EPHONE: 10111 / (212)332-6015
FAX: (212) 332-6016
E-MAIL: Woodstockatrock@aol.com
VENDOR TYPE: GENERAL CONTRACTORS

- Tom Arena

PHONE: (212) 332-6015

- Jack Parsons

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WSP CANTOR SEINUK
228 EAST 45TH STREET, 3RD FLOOR
NEW YORK, NY 10017-3303
PHONE: (212) 687-9888
FAX: (646) 487-5501
VENDOR TYPE: CONSULTANTS - STRUCTURAL

- Slyvian Marcus, *CEO*

YORK INTERNATIONAL
86 PAYNE ROAD
DANBURY, CT 06810
PHONE: (203) 730-8100
FAX: (203) 730-8008
E-MAIL: Randy.Winkler@york.com
www.york.com
VENDOR TYPE: REFRIGERATION EQUIPMENT

- Randy Winkler, *Service Sales Representative*
PHONE: EXT. 11
- Michael Young, *Pres./CEO*

YORK SCAFFOLD EQUIPMENT CORP.
37-20 12TH STREET
LONG ISLAND CITY, NY 11101
PHONE: (718) 784-6666
VENDOR TYPE: SCAFFOLDING AND SIDEWALK BRIDGE

- Joseph Bopp, *Sales Representative*

ZWICKER ELECTRIC CO., INC.
360 PARK AVENUE SOUTH
4TH FLOOR
NEW YORK, NY 10010
PHONE: (212) 477-8400
FAX: (212) 995-8469
VENDOR TYPE: ELECTRICAL CONTRACTORS

- Alan Casden
- Neil DeVincenzo, *VP*

https://teams.tishmanspeyer.com/acl/application/listallresults.asp?List=Company&rID=1 1/10/2011

Vendor Name	Contact person	Emaill address	Fax #	Phone #	Cell Phone	Vendor #	MSA #
Expediters/Code Consultants							
Archetype Consultants, Inc.	Jerome Scanlon	jerry@archetypeus.com		212-414-8777		N/A	N/A
Brookbridge Consulting Svc.	Jorge Gavilonez	jorge@brookbridgeinc.com		212-406-5920		N/A	N/A
Burnham Online	Tom Walsh	twalsh@burhnamonline.com / alberto.cc@custodioconsultir		212-577-2541		N/A	N/A
Custodio Consulting, LLC	Al Custodio	alcust2747@aol.com		212-683-6170		55138	N/A
Metropolis Group, Inc.	Frank Fortino	frankf@metropolisny.com		212-233-6344		62912	N/A
Milrose Group, Inc.	Domenick Chiec	dchieco@milrose.com		212-894-0103		76038	N/A
Walter T. Gorman, P.E., P.C.	Walter Gorman	walter.t.gorman@wtgpepc.com		212-532-5970		68609	N/A
Elevator Maintenance							
Schindler Elevatorcorporation						80980	N/A
Fitness Equipment							
Cybex International	Dean Bowrosen	dbowrosen@cybexintl.com - bzec@cybexintl.com		631-476-8470	917-670-7866	99312	N/A
Gym Source/Cutler-Owens Int. Ltd.	Marty Weinbaum	tamaram@gymsource.com		212-688-4222		99901	N/A
Heart Rate, Inc.	Kirsten Martin	Kmartin@heartrateinc.com		800-237-2271, x224		99204	N/A
LifeFitness	Marc Berry	Marc.Berry@lifefitness.com		253-946-4225	253-653-0665	45051	N/A
Muscle Dynamics Corporation	Yahaira Nunez	yahaira@muscledynamics.com		310-323-9055		99454	N/A
Octane Fitness	Mary Ann Marko	mmarko@octanefitness.com		763-757-2662		78965	N/A
Precor	Michelle Fanche	michelle.fancher@precor.com		425-482-5342		99479	N/A
General Contracrtors				212-608-0100			
Cross NY	Joe Agosta	jagosta@crossny.com		212-790-4200		57473	MA-08-35
J.T. Magen & Company, Inc.	Jim Morel	jmorel@jtmagen.com		212-308-0909		59599	MA-07-33
Mass Contracting Corp.	Richard Massina	rfm.mass@verizon.net		212-840-4102		51278	MA-05-26
Robert Hindman, Inc.	Doug Hindman	hindmaninc@verizon.net		212-332-6015		55533	MA-04-13
Woodstock Finishes Inc.	Tom Arena	tom.arena@gmail.com				68484	MA-05-28
Dansan Company inc		dansan973@aol.com	973-633-1731	973-633-1731		93535	N/A
Electrical Contractors							
Atlas-Acon Electric Service Corp.	Rick Froio	r.froio@atlasacon.com		212-741-0600		49007	MA-05-21
Datatec, Inc.	Eric Deuchar	edeuchar@datatec-inc.com		973-423-0005		N/A	N/A
Arc Electric Construction	Phil Santini	philip@arc-electrical.com	212-297-0352	212-573-6345		51675	MA-08-36
Forest Electric Corporation		MikeTuzzolo@forestelectric.net	212-318-1820			72239	N/A
GE Energy		david.orsini@ge.com	908231 6392	908231 6387		55715	N/A
Asco Services Inc		mheath@asco.com	973954 7330	973966 2637		55791	N/A
Us Information Systems Inc		michaellagana@usis.net	845358 7882	845358 7755		56427	N/A
New York Electrical Power Services		aramirez.nyeps@gmail.com	718-433-4089	718-433-4084		58472	N/A
GE Zenith Controls, Inc.		donald.smith@indsys.ge.com	866-765-3591			60389	N/A
Broadway National Sign		psavage@solutions.canon.com				66551	N/A
Russelectric Inc			973-423-5702			68107	N/A
Atlantic Detroit Diesel Allison Llc		nmangino@atlanticdda.com				80999	N/A

Vendor Name	Contact person	Email address	Fax #	Phone #	Cell Phone	Vendor #	MSA #	Address	Payment terms	Spend 2009
Expeditors/Code Consultants										
Archetype Consultants, Inc.	Jerome Scanlon	jerry@archetypeus.com		212-414-8777		N/A	N/A	275 Seventh Ave., New York, NY 10001		
Brookbridge Consulting Svc.	Jorge Gavilonez	jgcas@brookbridgeinc.com		212-406-5820		N/A	N/A	43 Warren St., New York, NY 10007-1016		
Burnham Online	Tom Walsh	twalsh@burnhamonline.com / alberto.c@custodioconsulti		212-577-2541		N/A	N/A	130 William St., 9th Fl., New York, NY 10038		
Custodio Consulting, LLC	Al Custodio	alcust27472@aol.com		212-683-6170		55138	N/A	303 5th Ave., Suite #709, New York, NY 10016	D002 1.50% Disc 30 Days, 1% 45 Days, Net 75	
Metropolis Group, Inc.	Frank Fodino	frankf@metropolisny.com		212-233-6344		62912	N/A	22 Cortland St., 10th Fl., New York, NY 10007	D017 3.00% Disc 15 Days, 2.50% 30 Days, Net 90	
Milrose Group, Inc.	Domenick Chiec	dchieco@milrose.com		212-894-0103		76038	N/A	498 Seventh Ave., 8th Fl., New York, NY 10018	D010 2.50% Disc 15 Days, 2.00% 30 Days, Net 75	
Walter T. Gorman, P.E., P.C.	Walter Gorman	walter.t.gorman@wtgpepc.com		212-632-5970		68609	N/A	115-14 BEACH CHANNEL DR,11694 ROCKAWAY PARK, QI	NET 75	
Elevator Maintenance										
Schindler Elevatorcorporation						80980	N/A	PO BOX 93050, IL 60673-3050	NET 75	
Fitness Equipment										
Cybex International	Dean Bowrosen	dbowrosen@cybexintl.com - hcav@cybexintl.com		631-476-8470	917-670-7966	99312	N/A	10 Trotter Drive, Medway, MA 02053	NET 75	
Gym Source/Cutler-Owens Int. Ltd.	Marty Weinbaum	tomarsm@gymsource.com		212-688-4222		99901	N/A	40 East 52nd St. New York, NY 10022	NET 75	
Heart Rate, Inc.	Kirsten Martin	Kmartin@heartrateinc.com		800-237-2271, x224		99204	N/A	3190 E. Airport Loop, Costa Mesa, CA 92626-5749	NET 75	
LifeFitness	Marc Berry	Marc.Berry@lifefitness.com		253-946-4225	253-653-0665	45061	N/A	5100 North River Rd., Schiller Park, IL 60176	NET 60	
Muscle Dynamics Corporation	Yahaira Nunez	yahaira@muscledynamics.com		310-323-9055		99454	N/A	20100 Hamilton Ave., Torrance, CA 90502	NET 75	
Octane Fitness	Mary Ann Marko	mmarko@octanefitness.com		763-757-2662		78965	N/A	PO BOX 1521, Postal Code / City 55480-1521 MINNEAPOLI	NET 75	
Precor	Michelle Fanche	michelle.fanchet@precor.com		425-482-5342		99479	N/A	20031 142nd Ave. NE, POB 7202, Woodinville, WA 98072	NET 75	
General Contractors				212-608-0100						
Crone NY	Joe Agosta	jagosta@cronesny.com		212-790-4200		57473	MA-08-35	846 Seventh Ave., New York, NY 10019	2.00% Disc 15 Days, 1.50% 30 Days, Net 75	
J.T. Magen & Company, Inc.	Jim Morel	jmorel@jtmagen.com		212-308-0909		59509	MA-07-33	44 West 28th St., New York, NY 10001	NET 75	
Mass Contracting Corp.	Richard Massino	rlm.mass@verizon.net		212-840-4102		51278	MA-05-26	155 E. 55th St., Suite #303A, New York, NY 10022	NET 75	
Robert Hindman, Inc.	Doug Hindman	hindmaninc@verizon.net		212-332-6015		55533	MA-04-13	25 W. 45th St., Suite #302, New York, NY 10036	NET 75	
Woodstock Finishes Inc.	Tom Arena	tom.arena@gmail.com				68484	MA-05-28	23 Ross Drive, Yorktown Heights, NY 10598	NET 75	
Dansan Company Inc		dansan973@aol.com	973-633-1731	973-633-1731		93535	N/A	67 NEWARK POMPTON TPKE, 07440 PEQUANNOCK, NJ	NET 75	
Electrical Contractors										
Atlas-Acon Electric Service Corp.	Rick Frolo	r.frolo@atlasacon.com		212-741-0600		49007	MA-06-21	283 Hudson St., New York, NY 10013	NET 75	
Datatec, Inc.	Eric Deuchar	edeuchar@datatec-inc.com		973-423-0005		N/A	N/A	99 Industrial Park Road, Hingham, MA 02043		
Arc Electric Construction	Phil Santini	philip@arc-electrical.com	212-297-0352	212-573-6345		51675	MA-08-36	739 2ND AVE, NY 10016	D002 : 1.50% Disc 30 Days, 1% 45 Days, Net 75	
Forest Electric Corporation		MikeTuzzolo@forestelectric.net	212-318-1820			72230	N/A	TWO PENN PLAZA 4TH FLOOR, NY 10121	D010 : 2.50% Disc 15 Days, 2.00% 30 Days, Net 75	
GE Energy		david.orsini@ge.com	908231 6392	908231 6387		55715	N/A	3434 ROUTE 22 WEST, NJ 08876-6011	NET 75	
Asco Services Inc		mheath@asco.com	973964 7330	973966 2637		55791	N/A	50-60 HANOVER RD, NJ 07932-1503	NET 75	
Us Information Systems Inc		michaellagana@usis.net	845358 7882	845358 7755		56427	N/A	35 WEST JEFFERSON AVE, NY 10965	D010 : 2.50% Disc 15 Days, 2.00% 30 Days, Net 75	
New York Electrical Power Services		aramirez.nyeps@gmail.com	718-433-4089	718-433-4084		58472	N/A	5-38 46TH AVENUE, NY 11101	NET 75	
GE Zenith Controls, Inc.		donald.smith@indsys.ge.com	800-765-3091			60389	N/A	830 WEST 40TH STREET, IL 60609	NET 75	
Broadway National Sign		psavage@solutions.canon.com				65551	N/A	1740 JULIA GOLDBACH AVENUE, NY11779	NET 60	
Russelectric Inc			973-423-5702			68107	N/A	99 INDUSTRIAL PARK ROAD, MA 02043-4307	NET 60	
Atlantic Detroit Diesel Allison Llc		amangino@atlanticdda.com				80999	N/A	PO BOX 950, NJ 7644	NET 60	
Fire Alarm/Fire Systems										
Sirina Protection Systems Corp		dosiopsul@sirinafire.com	212-929-6868	212-929-6800 - 264		54601	N/A	118 WEST 27TH STREET,10001 NEW YORK	D010 2.50% Disc 15 Days, 2.00% 30 Days, Net 75	
Integrated Systems & Power Inc		tom.browne@ispnyc.com	212358-2333	212-358-2209		45671	N/A	88 TENTH AVENUE 3R SUITE 6H, NY 10011	D010 : 2.50% Disc 15 Days, 2.00% 30 Days, Net 75	
Total Fire Protection Inc			718-377-6600			46077	N/A	5322 AVE N, CA 92705, NJ 11234	D017 3.00% Disc 15 Days, 2.50% 30 Days, Net 90	
Mechanical Contractors										
A.M.F. Mechanical Systems Corp.	Frank Dunney	amfmech4@aol.com		718-943-0818		56445	MA-06-31	1619 82nd St., Brooklyn, NY 11214	D010 2.50% Disc 15 Days, 2.00% 30 Days, Net 75	
Industrial Sales and Service Corp.	Kevin Kramer	industrialsales@aol.com		631-420-4800		73626	N/A	45 Cabot St., POB 1678, W. Babylon, NY 11704	D010 2.50% Disc 15 Days, 2.00% 30 Days, Net 75	
SENTINEL FIRE CONTROL INC			2125940590			69467	N/A	9034 TONNELLE AVE, 07047 NORTH BERGEN, HUDSON,	D010 2.50% Disc 15 Days, 2.00% 30 Days, Net 75	
Colvent, Inc	Jan K. Urso	Jurso@colventmechanical.com	212-262-0157	212-265-2470		68450		1270 AVE OF THE AMERICAS, 10020 NEW YORK	D010 2.50% Disc 15 Days, 2.00% 30 Days, Net 75	
York International Corp			212-643-1816	646-658-6748		7214	N/A	420 LEXINGTON AVE SUITE 2000, NY. 10170	NET 75	
Lacor Mechanical Systems Inc.		aslinc2@earthlink.net	212233 8725	212233 5607		56601	N/A	7 DEY STREET SUITE 702, NY 10007	D017 3.00% Disc 15 Days, 2.50% 30 Days, Net 90	
Environmental Energy Corp		bestabrook@eecny.net	631-243-0212	631-243-1118		56081	MA-04-16	120 C E JEFRYN BLVD< NY 11729-5723	NET 60	
Modo Technologies Inc			212-239-4008			58109	N/A	244 MADISON AVENUE 190, NY 10016	NET 75	
Tristate Nondestructive		RKAUFMAN@LEONARDINDUSTRIAL.COM				68488	N/A	TESTING INC, STATEN ISLAND, RICHMOND, NY 10307	D010 : 2.50% Disc 15 Days, 2.00% 30 Days, Net 75	
Weickert Industries Inc		johnjr@weickert.com	718-706-0977	718-706-0707		68842	N/A	26-35 47TH AVENUE, NY 11101	D010 : 2.50% Disc 15 Days, 2.00% 30 Days, Net 75	
Wood Bros Air Compressor Llc		CWood@woodbrotherscompressors.com		631-661-2001		69027	N/A	21 NEWTON PLACE, NY 11788	D010 : 2.50% Disc 15 Days, 2.00% 30 Days, Net 75	
Dynamic Balancing Services Llc		INFO@DYNAMICBALANCING.COM	973 881-0414	973 881-0380		71029	N/A	264 WABASH AVENUE, NJ 07503-1612	NET 90	
M&L Mechanical Inc			631-266-6815			74857	N/A	92 TERRY ROAD, NY 11787	D010 : 2.50% Disc 15 Days, 2.00% 30 Days, Net 75	
Liberty Universal Contracting Corp.		libertyuniversal@verizon.net	718-721-9332	718-274-5801		74978	N/A	31-07 33RD STREET, NY 11106	D010 : 2.50% Disc 15 Days, 2.00% 30 Days, Net 75	
Performance Evaluation Inc		perfeval@aol.com	937-661-4281	973-235-9099		77289	N/A	PO BOX 618, NJ 7110	D017 3.00% Disc 15 Days, 2.50% 30 Days, Net 90	
Alternative Maintenance Corp			631-224-4996	631-224-4996		81106	N/A	PO BOX 12, NY 11782	NET 60	
Structural Engineer										
Axis Design Group International, LLC	Joe Lieber	jlieber@axisdgi.com		212-288-7120		49658	N/A	744 Broad St., 14th Floor, Newark, NJ 07102	D010 2.50% Disc 15 Days, 2.00% 30 Days, Net 75	
Architectural										
Bem Studio LLC	Ross Cole	N/A	646-349-5556	64 6 522 5 550		39996	N/A	415 WEST BROADWAY SECOND FLOOR, 10012 NEW YO	D010 2.50% Disc 15 Days, 2.00% 30 Days, Net 75

Carlton Architecture Pc			2129739660		66150	N/A	240 MADISON AVENUE, NY 10016	D002 : 1.50% Disc 30 Days, 1% 45 Days, Net 75
Perkins Eastman Architects, Pc		c.coleman@perkinseastman.com		212-3537450	83484	N/A	115 5TH AVE, NY 10003-1004	D017 3.00% Disc 15 Days, 2.50% 30 Days, Net 90
Asbestos Abatement Contractors								
Affiliated Environmental Services	Paul Nardella	nardella21y@aol.com			65642	MA-04-12	450 South River St., Hackensack, NJ 07601	NET 75
LVI Environmental Services	Paul Mast	pmast@lviservices.com		201-931-0313	74904	N/A	462 Getty Avenue, Clifton, NJ 07011	NET 60
Engineering (MEP/FP)								
AMA Consulting Engineers Pc	Arthur Metzler	AMetzler@amapc.com	212-404-6809	212-944-7722	49636	N/A	250 WEST 39TH STREET, NY 10018	NET 60
Atkinson Koven Feinberg Engineers		Karen.Gentile@Taxware.com	212354 5668	212354 5656	54166	N/A	1501 BROADWAY SUITE 700, NY 10036	D010 : 2.50% Disc 15 Days, 2.00% 30 Days, Net 75
Edwards & Zuck Pc	Charlie Patti	cpatti@edzuck.com			71045	N/A	315 PARK AVE SOUTH, NY 10010	NET 90
Critical Solutions & Innovations Ll		djocelyn@csiengineers.com		917-575-1800 973-772-3660	99687	N/A	1185 BRIDGE POINTE LANE, NY 10598	NET 75
Environmental Consultants								
Pure Solutions	Jack Rathgeb	puresolutions@aol.com		212-643-8648	47815	N/A	303 Fifth Ave., Suite 401, New York, NY 10016	D010 2.50% Disc 15 Days, 2.00% 30 Days, Net 75
Lea Environmental Llc		deluca@leaenvironmental.com	856 262-2336	856 262-2335	49637	N/A	901 ROUTE 168 SUITE 405, NJ 8012	D002 : 1.50% Disc 30 Days, 1% 45 Days, Net 75
Great Lakes Environmental & Safety		jcava@greatlakesenvironmental.com	1-824-4734	1-827-0700 EXT18	98168	N/A	50 RIDGE ROAD, NY 14218	NET 75
Flooring Contractors								
Genesis Flooring Systems Llc		Genesisflrsyst@aol.com	732901 2094	732842 4169	55069	N/A	21 SUNNYWOODS LANE, NJ 8527	NET 120
Shehadi Commercial Flooring			973-808-4480		70383	N/A	23 JUST ROAD, NJ 7004	D017 3.00% Disc 15 Days, 2.50% 30 Days, Net 90
Furniture Dealer								
Empire Office Inc		amihailidis@empireoffice.com	347-649-6657	212-607-5598	71518	N/A	125 MAIDEN LANE 9TH FL, NY 10038	NET 75
Painting Contractors								
T F Nugent Inc		al@tfnugent.com	212 956 3148	212 757 1995	68123	MA-96-R1	10 Rockefeller Plaza, 10020-1903 NY	NET 75
Paramount Painting &		Melissa@paramountpainting.com	212-632-5243	212-632-5244	53048	N/A	50 ROCKEFELLER PLAZA, NY 10020	D010 : 2.50% Disc 15 Days, 2.00% 30 Days, Net 75
Plumbing Contractors								
Geoffrey A. Lagas			N/A	212-586-7066	39164	MA-97-R1	630 FIFTH AVENUE- SB #101, 10111 NEW YORK	D010 2.50% Disc 15 Days, 2.00% 30 Days, Net 75
Pest Control								
Assured Environments			212-480-5900	212-480-5800	34570	N/A	45 BROADWAY 8TH FLOOR, NY. 10006	NET 75
General Maintenance								
Scientific Fire Prevention Company					50020	N/A	47 25 34TH ST PO BOX 19085, NY 11101	D017 3.00% Disc 15 Days, 2.50% 30 Days, Net 90
Dahill Moving & Storage Co Inc			718-439-3767		52979	N/A	ACCOUNTS RECEIVABLE 5620 FIRST AVE, NY 11220	D010 : 2.50% Disc 15 Days, 2.00% 30 Days, Net 75
Harvard Maintenance Inc		joanne@harvardmaint.com	212-398-6599	212-730-0001	56881	N/A	570 SEVENTH AVE, NY 10018	2.00% Disc 15 Days, Net 90
Majestic Graphics & Designs Inc		sales@majesticgraphic.com	908-289-5102	908-289-5101	62867	N/A	430 SAND SHORE ROAD UNIT 7, NJ 7840	D017 3.00% Disc 15 Days, 2.50% 30 Days, Net 90
Osman Ltd			212-903-1012		61059	N/A	SUB BASEMENT 50 ROCKFELLER PLAZA, NY 10020	NET 75
National Acoustics Inc					64883	N/A	515 WEST 36TH STREET, NY 10018	NET 75
Mackenzie Automatic Doors Inc			212-619-1986	212-227-1630	93190	N/A	72 READE STREET, NY 10007	NET 75
Security Contractor								
Electronic Technologies Corporation		mike_melillo@ireo.com	973334 4850	973334 0900	52775	N/A	2 CRANBERRY RD, NJ 7054	D010 : 2.50% Disc 15 Days, 2.00% 30 Days, Net 75
Non Contractor or 30 Rock List								
Captiv8					41912	N/A	57 EAST 11TH STREET FLOOR 5, NY.10003	D039 2.00% Disc 95 Days, 1.50% 30 Days, Net 75
Tri-Dim Filter Corporation		Lcornelius@tridim.com	540-967-2835		45656	N/A	PO BOX 822001, PA. 19182-2001, NY.19182-2001	D010 : 2.50% Disc 15 Days, 2.00% 30 Days, Net 75
Urs Corporation		Tariq_Hussain@URSCorp.com	714-835-6886	714-835-6886	46347	N/A	2020 EAST FIRST STREET STE 400, CA 92705	NET 60
Ropi Landmark Properties Llc					48356	N/A	11 W 42ND ST 2ND FL, RCPI NY 10036	NET 5
First Sc Supply Corporation			201-224-5697		50244	N/A	1321 RIVER ROAD, NJ 7020	D010 : 2.50% Disc 15 Days, 2.00% 30 Days, Net 75
Nc4 Inc		PATTI.PETERSEN@NC4.US			50637	N/A	245 PARK AVE 24TH FLOOR, NY 10161	NET 60
Dianet Communications		jjusti@dianetcommunications.com	609409 1927	201694 4419	52217	N/A	3 CEDARBROOK DRIVE, NJ 8512	NET 60
Midtown Data Supply		ryan@midtownelectric.com	212-255-7701	212-255-7701	54815	N/A	157 WEST 18TH STREET, NY 10011	D010 : 2.50% Disc 15 Days, 2.00% 30 Days, Net 75
Negila Engineering Associates		gpolyniak@negilaengineering.com	201939 0846	201939 5805 X 41	57408	N/A	34 PARK AVENUE PO BOX 426, JY 7071	D017 3.00% Disc 15 Days, 2.50% 30 Days, Net 90
Canon Financial Services, Inc.					61232	N/A	14904 Collections Center Drive, IL 60693	IMMD PAY
Business Relocation Svcs Inc		joseph.carbonara@brsrelocations.com	718-309-8016	718-399-8000	66234	N/A	PO BOX 940192, NY 11694	D010 : 2.50% Disc 15 Days, 2.00% 30 Days, Net 75
Canon Business Solutions Inc		psavage@solutions.canon.com	310-217-3679	310-217-3955	66538	N/A	300 COMMERCE SQUARE BLVD, NJ 8016	D010 : 2.50% Disc 15 Days, 2.00% 30 Days, Net 75
Schepisi & Mclaughlin P A Inc		JSCHEPISI@SCHEPISI.COM			68580	N/A	473 SYLVAN AVENUE, NJ 7632	D010 : 2.50% Disc 15 Days, 2.00% 30 Days, Net 75
Emerson Network Power		Scott.Harvey@emerson.com	614-841-6405	800-882-6474	74739	N/A	610 EXECUTIVE CAMPUS DR, OH 43082	D010 : 2.50% Disc 15 Days, 2.00% 30 Days, Net 75
M Zion Company Incorporated		gehowe@mzion.com	201-750-0037	201-750-0027	74767	N/A	21 MURRAY ST, NY 10007-2239	NET 60
Abm Janitorial Services		sbuschbacher@abm.com	212-408-6253	212-408-6200	78502	N/A	708 W COLFAX AVENUE SUITE B, NJ 7033	NET 75
Petro Commercial Division		alamo@petroheat.com	516-686-1693		81981	N/A	1820 CROPSEY AVENUE, NY 11214	NET 75
Alpha Window Cleaning		alphakidd@optonline.net	973-835-3309	973-835-4050	83061	N/A	11 ERIE AVENUE, NJ 7465	D010 : 2.50% Disc 15 Days, 2.00% 30 Days, Net 75
Manhattan Mechanical Contractors In		erica@manhattanmechanical.com			90411	N/A	227 WEST 29 ST, NY 10001	NET 90
Mr Parking Lot Inc		rudy@mrparkinglot.com	866-927-4621	888-677-2754	92640	N/A	1640 DEER PARK AVENUE STE 180, NY 11729	NET 75
Donohoe Companies Inc		markb@donohoe.com	202-337-1217	202-333-0880	95414	N/A	2101 WISCONSIN AVENUE NW, DC 20007	NET 75
Id Lab Inc		squinoablo@gmail.com		917-379-0297	95795	N/A	707 HENRY ST 3F, NY 11231	NET 75
Somi International		jshorter@bomi.org	410-974-1410	410-974-1410	96053	N/A	ONE PARK PLACE SUITE 475, MD 21401	NET 75

V_Ama Development Infrastructure Ll	AMETZLER@AMAPC.COM	201 847 1122	201 847 1110	97021	N/A	400 INTERPACE PARKWAY, NJ 7054	IMMD PAY
Lane Valente Industries Inc	[illegible]@lvi[illegible].com	631 - 454 - 011!	631 - 454 - 9...	98884	N/A	20 KEYLAND COURT, NY 11716	NET 75
Louis P Cote Inc	johndcote@lpcote.com	603 623-0510	888-623-1533	99046	N/A	42 COTE AVENUE, NH 3045	NET 75
American Fences Inc		6034853300	6034857197	99313	N/A	1814 HOOKSETT ROAD, NH 3106	NET 75
Buts Painting And More Llc	[illegible]@msn.com		603-624-1101	99948	N/A	511 MAST RD, NH 3045	NET 75
On Services	ed.miller@[illegible].com		1 - 972 - 524...	100198	N/A	217 METRO DRIVE, TX 75160	NET 75
Hercules Incorporated		718-383-3457	718-383-8034	138136	N/A	1313 NORTH MARKET STREET HERCULES P, DE 19894	NET 75
Horticultural Creations Inc		2129258402	2129255200	415023	N/A	53-55 BEACH STREET, NY 10013	NET 60
Iron Mountain	Katie.Fisher@ironmountain.com	201-814-0073	201-727-4871	438139	N/A	PO BOX 27129, NY 10087-7129	NET 120
P J Mechanical Corp		2122292216		693780	N/A	135 WEST 18TH STREET, NY 10011	D010 : 2.50% Disc 15 Days, 2.00% 30 Days, Net 75
Reliable Plant Service			3107988770	733105	N/A	1116 8TH STREET SUITE E, CA 90266	D010 : 2.50% Disc 15 Days, 2.00% 30 Days, Net 75
Right Management Inc			212-333-2050	740735	N/A	PO BOX 8538-388, PA 19171-0388	NET 75
Safety Kleen Corp	crystal.macias@safety-kleen.com	206-350-1316	972-265-2242	766422	N/A	5360 LEGACY DRIVE BLDG 2 SUITE 100, TX 75024	NET 60

EXHIBIT A

UNIT OWNERS AGREEMENT

Exhibit A

UNIT OWNERS AGREEMENT

AMONG

RCPI TRUST,

NBC TRUST NO. 1996A,

NATIONAL BROADCASTING COMPANY, INC.,

GENERAL ELECTRIC COMPANY

AND

THE ROCKEFELLER CENTER TOWER CONDOMINIUM

July 17, 1996

Premises

30 Rockefeller Plaza

1250 Avenue of the Americas

New York, New York

Section:	5
Block:	1265
Lots:	1001 -1109

ARTICLE 7 Transfer of NBC Units and GE Units		38

7.01	General Restriction on Transfer of NBC Units and GE Units.	38
7.02	Limited Transfer Rights; Conditions to Transferability	39

ARTICLE 8 Rights and Obligations of the Board.		48

8.01	Building Standard	48
8.02	Elective Capital Improvements	49
8.03	Maintenance of Tower Building Directory	51
8.04	Changes or Alterations by the Board	51
8.05	Name of Building; Right of Passage; Access.	51
8.06	Use of “NBC” or “GE”	52
8.07	Insurance.	52
8.08	Accidents to Sanitary and other Systems	54
8.09	Interruption of Building Services.	54
8.10	Curing Defaults	55

ARTICLE 9 Leasing of RCPT Units.		55

ARTICLE 10 Roof Rights; Telecommunications.		56

10.01	Roof Rights	56
10.02	Telecommunications	58
10.03	Conduits.	58

ARTICLE 11 Access; System Assumption		59

11.01	Access	59
11.02	System Option.	60
11.03	Additional Riser Space and Additional Equipment Space.	63
11.04	Work and Actions Generally; Sale of Equipment.	64
11.05	Additional Cooling Tower Facilities	65

ARTICLE 12 Signs.		66

ARTICLE 13 Elevators		67

ARTICLE 14 Subbasement Security		74

ARTICLE 15 Antennas		74

ARTICLE 16 Notices		76

ARTICLE 17 Force Majeure; Limitation On Remedies		77

ARTICLE 18 Estoppel Certificates; Memorandum of Agreement		78

18.01	Estoppel Certificates	78
18.02	Memorandum of Agreement	78

ARTICLE 19 Agreement To Run With The Land	79

ARTICLE 20 Miscellaneous	80

EXHIBITS

Exhibit A:	Description of the Condominium and the Land

Exhibit B:	Preservation Agreements

Exhibit C:	Restricted Access Areas

Exhibit D:	Floor Plans

Exhibit E:	Floor Plan of NBC Store and “Shop 36”

Exhibit F:	Elevator Standards

Exhibit G:	Arbitration Procedures Under Section 7.02(d)

Exhibit H:	A1 Space, A2 Space, A3 Space, A4 Space, B Space and C Space

Exhibit H-7:	Available Riser Space as of December 1, 1988

Exhibit I:	Plan of Studio Building Roof

Exhibit J:	Guidelines for Access

Exhibit K:	Assumed Systems (4/1/96)

Exhibit L:	Plan of Cooling Tower Cells, 1250 Avenue of the Americas

Exhibit M:	Elevators

Exhibit N:	NBC Mast Systems

Exhibit O:	Memorandum of Agreement

Exhibit Z-1:	Short Wave Antenna Location

Exhibit Z-2:	Studio Building Roof Generator Location

Exhibit Z-3:	Schematic Diagram of Electric Power Connections to Cooling Tower Fans

Exhibit Z-4:	Drawings and Specifications for 2-Inch Conduit

Exhibit Z-5:	Studio Building Conduit Location

EXHIBIT A

UNIT OWNERS AGREEMENT

[See Attached]

Exhibit A

UNIT OWNERS AGREEMENT

UNIT OWNERS AGREEMENT (this “Agreement”), dated as of the 17th day of July, 1996, is made and entered into by and among RCPI TRUST, a Delaware business trust, having an office c/o Tishman Speyer Properties, L.P., 520 Madison Avenue, New York, New York 10022, in its capacity as an Owner, as such term is defined below (“RCPT”), NBC TRUST NO. 1996A, a Delaware business trust established under the Trust Agreement, as defined below, having an office c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, in its capacity as an Owner (the “Trust”), NATIONAL BROADCASTING COMPANY, INC., a Delaware corporation having an office at 30 Rockefeller Plaza, New York, New York 10112, in its capacity as an Occupant and as tenant under the NBC/Trust Lease, as such terms are defined below (“NBC”), GENERAL ELECTRIC COMPANY, a New York corporation having an office at 30 Rockefeller Plaza, New York, New York 10112, in its capacity as an Occupant and as tenant under the GE/Trust Lease, as such term is defined below (“GE”), and THE ROCKEFELLER CENTER TOWER CONDOMINIUM, a condominium association formed and existing under the laws of the State of New York, acting by and through its Board of Managers (the “Board”), having an office at c/o Tishman Speyer Properties, L.P., 1230 Avenue of the Americas, New York, New York 10020 (the “Condominium”).

WITNESSETH:

WHEREAS:

A. By Declaration, dated as of December 1, 1988, recorded in the Office of the Register of the City of New York, New York County (the “Register’s Office”) on December 19, 1988, in Reel 1509, Page 989 (the “Original Declaration”), RCP Associates, a New York limited partnership, as owner in fee simple of certain improved real property located in the City, County and State of New York and commonly known as 30 Rockefeller Plaza (the “Tower Building”), 1250 Avenue of the Americas (the “RCA West Building”) and the Studio building between and contiguous to both the Tower Building and the RCA West Building (the “Studio Building”; together with the Tower Building and the RCA West Building, collectively, the “Condominium Buildings”), as more particularly described in the Original Declaration, submitted the Condominium Buildings, and the land upon which the Condominium Buildings are located, as more particularly described in Exhibit A to this Agreement (the “Land”), together with the structures erected and to be erected thereon and all appurtenances thereto (collectively, the “Real Property”), to the provisions of Article 9-B of the Real Property Law of the State of New York (the “Condominium Act”), and thereby established a condominium known as The Rockefeller Center Tower Condominium. Simultaneously herewith, RCPT, the Trust and the New York City Industrial Development Agency (the “IDA”) have executed and delivered, and have submitted for recording in the Register’s Office, an Amended and Restated Declaration, dated as of the date hereof, amending and restating the Original Declaration in its entirety (as so amended and restated, the “Declaration”).

B. Simultaneously herewith, by Bargain and Sale Deed from RCP Associates to RCPT, RCPT has acquired fee title to certain condominium units located in the Condominium

Buildings, which units are more particularly described in Exhibit A to this Agreement (the “RCPT Units”).

C. Simultaneously herewith, by Bargain and Sale Deed from RCP Associates to the Trust, the Trust has acquired (i) fee title to the condominium unit designated as Tower Unit 49/1, located in the Condominium Buildings, which unit is more particularly described in Exhibit A (the “NBC Fee Unit”), (ii) fee title to the condominium units designated as Tower Unit 22/1 and Tower Unit 23/1, located in the Condominium Buildings, which units are more particularly described in Exhibit A (the “GE Fee Units”), (iii) the reversionary interest of RCP Associates in and to fee title to certain condominium units located in the Condominium Buildings, which units are more particularly described in Exhibit A (the “NBC/IDA Units”), and (iv) the reversionary interest of RCP Associates in and to fee title to the condominium unit designated as Tower Unit 53/1, located in the Condominium Buildings, which unit is more particularly described in Exhibit A (the “GE/IDA Unit”). Fee title to each of the NBC/IDA Units and the GE/IDA Unit is currently held by the IDA, subject to the reversionary interests acquired by the Trust with respect to such units.

D. Also simultaneously herewith, by Assignment and Assumption of Lease between Rockefeller Center Properties, a New York general partnership (“RCP”) and the Trust, the Trust has acquired RCP’s interest as tenant under that certain Overlease Agreement, dated as of December 1, 1988, between the IDA, as landlord, and RCP, as tenant (as amended from time to time, the “Overlease”), covering all of the NBC/IDA Units and the GE/IDA Unit. The NBC Fee Unit, together with the NBC/IDA Units and NBC’s interest as tenant under the Overlease, and all other Units now or hereafter owned by the Trust (for the benefit of NBC) or leased by the IDA to the Trust (for the benefit of NBC) or to NBC, are referred to collectively in this Agreement as the “NBC Units”. The GE Fee Units, together with the GE/IDA Unit and all other Units now or hereafter owned by the Trust (for the benefit of GE) or leased by the IDA to the Trust (for the benefit of GE) or to GE, are referred to collectively in this Agreement as the “GE Units”.

E. NBC is the lessee of certain of the NBC Units and the GE/IDA Unit pursuant to the terms of the Consolidated Lease, dated as of December 1, 1988, between RCP, as landlord, and NBC, as tenant (the “Consolidated Lease”), the term of which expires in 2015. Immediately upon the expiration of the term of the Consolidated Lease, the premises demised thereunder are to become subject to certain further leases with respect to premises in the Tower Building (the “Tower Lease”) and the Studio Building and the RCA West Building (the “Studio-RCA West Lease”), which leases are also between RCP, as landlord, and NBC, as tenant, and dated December 1, 1988. NBC is the lessee of the balance of the NBC Units and the GE Units pursuant to the terms of (i) a lease dated as of February 1, 1990 (as amended, the “Additional Space Lease”), between RCP, as landlord, and NBC, as tenant, affecting certain additional floors in the Tower Building, and (ii) a lease dated as of March 2, 1995 (the “Second Floor Lease”), between RCP, as landlord, and NBC, as tenant, affecting a portion of the second floor in the Tower Building (the Consolidated Lease, the Tower Lease, the Studio-RCA West Lease, the Additional Space Lease and the Second Floor Lease are referred to collectively as the “NBC Consolidated Leases”). Simultaneously herewith, (A) by Assignment and Assumption of Lease between RCP

2

and the Trust, the Trust has acquired the interest of RCP as landlord under the NBC Consolidated Leases, and (B) the Trust has entered into (1) that certain Lease Agreement, dated as of July 17, 1996, covering the NBC Units, among the Trust, as Lessor, and NBC, as Lessee, (the “NBC/Trust Lease”), and (2) that certain Lease Agreement, dated as of July 17, 1996, covering the GE Units, among the Trust, as Lessor, and GE, as Lessee (the “GE/Trust Lease”).

F. Simultaneously herewith, RCPT has acquired the buildings in the City, County and State of New York, bounded on the north by 51st Street, on the east by Fifth Avenue, on the south by 48th Street and on the west by the Avenue of the Americas, commonly known as 600 Fifth Avenue, 610 Fifth Avenue, 620 Fifth Avenue, 630 Fifth Avenue, One Rockefeller Plaza, 10 Rockefeller Plaza, 50 Rockefeller Plaza, 1230 Avenue of the Americas, 1258 Avenue of the Americas, 1270 Avenue of the Americas and Radio City Music Hall, and which, together with the Condominium Buildings, the underground concourses, a parking garage, public spaces, an ice skating rink and certain other public areas appurtenant to the foregoing, are commonly known collectively as Rockefeller Center, New York, New York (the “Center”). In order to provide for the future operation and maintenance of the Center, RCPT, the Trust, NBC and the IDA have entered into an Operation, Maintenance And Reciprocal Easement Agreement, dated as of the date hereof (the “REA”).

G. In addition to the matters set forth in the Declaration and the REA, RCPT and the Trust, as owners of their respective units in the Condominium described above, and NBC and GE, as occupants of their respective units in the Condominium described above, acknowledge that their respective requirements and concerns relating to the use and operation of the RCPT Units, the NBC Units and the GE Units are not identical, and, therefore, the parties desire to agree upon and provide in this Agreement for certain additional rights and obligations of the parties hereto with respect to the use, leasing, transfer, operation, maintenance and provision of services in the Condominium.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Condominium, RCPT, the Trust, NBC and GE agree as follows:

ARTICLE 1

Definitions

When used in this Agreement, the following terms shall have the following meanings:

“Additional Equipment Space” is defined in Section 11.03.

“Additional Riser Space” is defined in Section 11.03.

3

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first Person.

“Approved Contractor” means any party that is approved by the Board to provide construction, maintenance, repair or other services to or in connection with any Unit. Approval of any party as an Approved Contractor shall be deemed to have been given by the Board if an Owner has identified the name and address of such party in a notice sent to the Board and the Board has not objected to the designation of such party as an Approved Contractor in a notice given to such Owner within twenty (20) days after receipt of such Owner’s notice. Upon approval of a party as set forth above, such party shall continue to be an Approved Contractor until such time as the Board sends to the Owner in question a notice (a “Disapproval Notice”) stating that such party is no longer approved to provide construction, maintenance, repair or other services to or in connection with such Owner’s Unit; provided, however, that any written commitments entered into by or for the benefit of the Owner in question with any Approved Contractor for specific services prior to the receipt of a Disapproval Notice with respect to such Approved Contractor may (subject to all applicable covenants, terms, provisions and conditions of this Agreement) continue to be performed by such Approved Contractor until concluded. Disapproval of any party under this paragraph may be based only on unsatisfactory prior experience of the Board with respect to such party. Upon request of the Owner in question, the Board shall advise such Owner of the details of such prior unsatisfactory experience.

“Approved Insurer” means (a) any insurer licensed to issue insurance policies in the State of New York and which is rated by Best’s Insurance Reports (or any successor publication of comparable standing) as (i) “A-VII” (or the then equivalent of such rating) or better in the case of any Change which requires the Board’s approval under Article 6, or any Change involving Assumable Systems, or any Change involving hazardous materials, or (ii) “B+-V” (or the then equivalent of such rating) or better in the case of any other Change, or (b) any other insurer approved by the Board in connection with the matter in question.

“Assumable Systems” means, collectively, the portions of the Chilled Water System, the Condenser Water System, the Electrical System, the HVAC System, the Heating System and the Steam System which NBC has the right to assume pursuant to Section 11.02, provided that an Assumable System shall not include any equipment or facilities which serve portions of the Condominium Buildings in addition to the NBC Units or the GE Units.

“Board” means the Board of Managers of the Condominium.

“Broadcasting” means the transmission of video programming, including news footage clips, by any means, including over-the-air television broadcasting, cable television distribution, SMATV, MMDS, DBS and the like, and including successor distribution technologies which are comparable to the foregoing but which are not now known, or if known, are not now in use, but not including teleconferencing, video telephone communications or other similar means of private video transmission which are not intended for public distribution.

4

“Building” means, individually, each of the Tower Building, the RCA West Building and the Studio Building.

“Building Expenses” is defined in Section 4.07.

“Building Common Elements” means, with respect to the Condominium Buildings, the following:

(a) the Real Property (exclusive of any unused development rights appurtenant thereto);

(b) the foundations, columns, girders, beams, supports, exterior and main walls, interior load-bearing walls, pillars, floors, ceilings, roofs, terraces, stairs, stairways, glass facades, fire escapes (if any) and entrances and exits of the Condominium Buildings;

(c) central and appurtenant installations and facilities for power, light, gas, hot and cold water (including chilled and condenser water), heating, refrigeration, air conditioning, ventilating, incinerating and other utilities, and all pipes, wires, conduits, ducts, risers, feeders, vents and other equipment and service and utility lines which are used in connection therewith (excluding, however, all pipes, wires, conduits, ducts, risers, feeders, vents and other equipment and service and utility lines which constitute parts of the NBC Systems);

(d) all apparatus and installations existing for common use, including all elevators, escalators, fire-safety and other emergency systems, tanks, pumps, motors, fans, compressors and ducts (excluding, however, all apparatus and installations which constitute parts of the NBC Systems);

(e) the plazas and private sidewalk areas which are part of the Real Property and surround the Condominium Buildings at the ground floor;

(f) all halls, corridors, lobbies and underground pedestrian concourse areas, but only to the extent shown as Common Elements on the Condominium Plans;

(g) all truck docks, ramps and loading areas, but only to the extent shown as Common Elements on the Condominium Plans;

(h) all storage spaces and premises for the use of cleaning and security personnel and other Persons employed for the operation of the Condominium Buildings, but only to the extent shown as Common Elements on the Condominium Plans;

(i) all machinery, electrical and telephone equipment rooms and vaults, but only to the extent shown as Common Elements on the Condominium Plans (excluding, however, all apparatus, installations, fan rooms and equipment rooms which constitute parts of the NBC Systems); and

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(j) all other spaces and facilities shown as Common Elements on the Condominium Plans.

For purposes of this Agreement, Building Common Elements shall not include any portion(s) of the Condominium Buildings which constitute Center Common Elements under the REA.

“Building Services” means, without duplication, the following services, to the extent the same are provided to the NBC Units or the GE Units by the Board: (a) electricity furnished pursuant to Section 4.01; (b) domestic and sanitary water furnished pursuant to Section 4.02(a); (c) steam furnished pursuant to Section 4.02(b); (d) heat furnished pursuant to Section 4.04(a); (e) condenser water and chilled water furnished pursuant to Sections 4.05(a) and (b); (f) any security services furnished pursuant to Section 4.06; (g) the elevator service provided pursuant to Section 4.04(a), and any additional elevator and/or heating services provided pursuant to Section 4.04(c), and (h) fire and life safety services.

“Building Standard” is defined in Section 8.01.

“Building Systems” means, collectively, the Chilled Water System, the Condenser Water System, the Electrical System, the Elevator System, the HVAC System, the Heating System, the Steam System, the Window Washing System, and any other mechanical, plumbing, electrical, electronic or other systems, equipment or facilities in the Condominium Buildings, now or hereafter installed, other than the NBC Systems, serving any of the Units or the Building Common Elements.

“Business Days” means days other than Saturdays, Sundays and all days observed as holidays by the State of New York or the federal government or the labor unions servicing the Condominium Buildings.

“Business Hours” means the hours between 8:00 A.M. and 6:00 P.M. on Business Days.

“Center” is defined in Recital F.

“Change” is defined in Section 6.01.

“Chilled Water System” means the chilled water system serving the Condominium Buildings (and the components thereof including service equipment).

“Common Elements” means the portions and areas of the Condominium Buildings and the Real Property defined as the “Common Elements” in the Declaration.

“Common Interest” has the meaning specified in the Declaration.

“Component Equipment” is defined in Section 11.04.

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“Computation Year” means a consecutive twelve-month period commencing on January 1 and ending on December 31.

“Condenser Water System” means the condenser water system serving the Condominium Buildings (and the components thereof including service equipment).

“Condominium” is defined in the first paragraph of this Agreement.

“Condominium Act” is defined in Recital A.

“Condominium Buildings” means, collectively, the Tower Building, the RCA West Building and the Studio Building.

“Condominium Plans” means the plans of the Condominium Buildings, prepared by STV/Michael Lynn & Assoc., and filed pursuant to Section 339-p of the Condominium Act in the Register’s Office on December 19, 1988 as condominium Map No. 4845.

“Consolidated Lease” is defined in Recital E.

“Control” means (a) the ownership, directly or indirectly, of more than fifty per cent (50%) of the voting stock of a corporation, or (b) in the case of any Person which is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person.

“Declaration” means the Amended and Restated Declaration of Condominium, together with the By-Laws and Rules and Regulations of the Condominium attached thereto and forming a part thereof, dated as of the date hereof, by and among RCPT, the Trust and the IDA, intended to be recorded in the Register’s Office immediately prior to the recordation of the REA.

“Default Rate” means an annual rate of interest which is at all times one-half of one percent (0.5%) above the annual rate of interest publicly announced from time to time in New York, New York by Citibank, N.A., or its successor, as its “base rate” (or such other term as may be used by Citibank, N.A., or such successor, from time to time, for the rate which was commonly referred to as its base rate on and as of the date of this Agreement), but in no event in excess of the maximum rate of interest permitted under Legal Requirements.

“Designee” means the IDA or any other governmental agency performing similar functions.

“Elected Portion” means (a) an entire Assumable System to the extent that such Assumable System serves NBC Units or GE Units constituting a full floor or block of contiguous full floors of the NBC Units or the GE Units, and (b) any portion of an Assumable System serving a full floor or block of contiguous full floors of the premises whose assumption by NBC would (i) be physically possible and compatible with the operation of existing Building Systems, and (ii) not result in a material increase in the Board’s cost (other than any material increase for which NBC shall agree to reimburse the Board); provided that in the case of the Elevator System,

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an “Elected Portion” shall mean a portion of such System which constitutes a full bank of elevators.

“Electrical System” means the electrical system serving the Condominium Buildings (and the components thereof including service equipment).

“Elevator System” means the elevator system serving the Condominium Buildings (and the components thereof, including service equipment and any smoke detectors in elevator lobby areas which are not connected to the fire safety systems maintained by the Board).

“Exercise Opportunity” is defined in Section 11.02(d).

“Exercise Opportunity Notice” is defined in Section 11.02(d).

“Final Exercise Date” means December 31, 1997.

“Force Majeure” is defined in Section 17.01.

“GE” is defined in the first paragraph of this Agreement.

“GE Affiliate” means any person, corporation or other entity which Controls, is Controlled by, or is under common Control with, GE.

“GE Fee Units” is defined in Recital C.

“GE/IDA Unit” is defined in Recital C.

“GE/Trust Lease” is defined in Recital G.

“GE Units” is defined in Recital D.

“GE Unit Owner” means (a) the owner(s) in fee simple of the GE Fee Units, and/or (b) the owner of the reversionary interest in the GE/IDA Unit; provided, however, that so long as the GE/Trust Lease shall remain in effect, the Owner of the GE Units shall be deemed to include, collectively, the foregoing owner(s) and the holder of the tenant’s interest under the GE/Trust Lease, and each of their respective successors and assigns from time to time.

“Governmental Authorities” means any of the United States of America, the State of New York, the City of New York, any political subdivision of any of the foregoing and any agency, department, commission, board, bureau or instrumentality of any of the foregoing, whether now existing or hereafter created, having jurisdiction over the Center or any portion thereof or the curbs, sidewalks, streets, vaults and areas adjacent thereto.

“HVAC System” means (a) the heating (other than perimeter heating), ventilating and air-conditioning systems serving the Condominium Buildings (and the components thereof,

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including fan rooms, service equipment and all smoke detectors pertaining to such system which are not connected to the fire safety systems maintained by the Board).

“Heating System” means the perimeter heating system serving the Condominium Buildings (and the components thereof including service equipment).

“Indemnitees” is defined in Section 5.01(d).

“Independent Facility Use Arrangement” means any arrangement between NBC and any person or entity that is not an NBC Affiliate for such person’s or entity’s use of any space in the NBC Units and NBC’s facilities and services therein for the production or distribution of program materials for radio broadcasting and/or Broadcasting.

“Independent Program Producer” means any person or entity which enters into an Independent Facility Use Arrangement with NBC.

“Insurance Requirements” means the rules, regulations, orders and other requirements of the New York Board of Fire Underwriters and/or the New York Fire Insurance Rating Organization and/or any other similar body performing the same or similar functions, from time to time, and having jurisdiction over the Center or any portion thereof or the curbs, sidewalks, streets and areas adjacent thereto.

“Leasing Trust Agreement” means the Leasing Trust Agreement, dated as of July __, 1996, between CSL 1996A Investment Trust, as beneficial owner, and Wilmington Trust Company, as Leasing Trustee.

“Leasing Trustee” means Wilmington Trust Company, in its trust capacity under the Leasing Trust Agreement, and any co-trustee or successor trustee appointed pursuant to the Leasing Trust Agreement.

“Legal Requirements” means all present and future laws, rules, orders, ordinances, regulations, statutes, requirements, codes (including building and fire codes) and executive orders of all Governmental Authorities, and the provisions of all landmark and historic preservation agreements now or hereafter affecting the Condominium Buildings, including the agreements listed in Exhibit B to this Agreement (the “Preservation Agreements”), as such agreements may be modified from time to time.

“NBC” is defined in the first paragraph of this Agreement.

“NBC Affiliate” means any person, corporation or other entity which Controls, is Controlled by, or is under common Control with, NBC.

“NBC Consolidated Leases” is defined in Recital E.

“NBC Elevator System” means: (a) elevators E-1 through E-8, which serve the second through sixteenth floors in the Tower Building, (b) elevators F-1 through F-6, which

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serve the first mezzanine through sixteenth floors in the RCA West Building, and (c) elevators AS-1 through AS-8, and service elevator M-58, serving all floors in the Studio Building.

“NBC Fee Unit” is defined in Recital C.

“NBC/IDA Units” is defined in Recital C.

“NBC Masts System” means certain masts and other structures which presently exist on the roofs over the 65th and 69th Floors of the Tower Building which were installed or are used by NBC, upon which are mounted various antennas, all of which are described in Exhibit N, and the existing leads and conduits therefrom to the NBC Units.

“NBC Systems” means, collectively, the portions of the Chilled Water System, the Condenser Water System, the Electrical System, the Elevator System, the HVAC System, the Heating System, the Steam System and the Window Washing System, now or hereafter operated by NBC and (a) in respect of which NBC has previously exercised a System Option pursuant to the terms of the Consolidated Lease, (b) which are assumed by NBC pursuant to Section 11.02, or (c) which have been or shall be installed in the Condominium Buildings by NBC from time to time.

“NBC Unit Owner” means (a) the owner in fee simple of the NBC Fee Unit, and/or (b) the owner(s) of the reversionary interest in the NBC/IDA Units; provided, however, that so long as the NBC/Trust Lease shall remain in effect, the NBC Unit Owner shall be deemed to include, collectively, the foregoing owner(s) and the holder of the tenant’s interest under the NBC/Trust Lease, and each of their respective successors and assigns from time to time.

“NBC/Trust Lease” is defined in Recital E.

“NBC Units” is defined in Recital D.

“NBC/Designee Property” is defined in Section 5.04.

“Net Rentable Square Feet” means the aggregate floor area of the rentable spaces within each Unit, computed in accordance with the Recommended Method of Floor Measurement for Office Buildings promulgated by the Real Estate Board of New York, Inc. as of January 1, 1987. Net Rentable Square Feet is the standard generally applied in references to floor area under this Agreement, except where reference is specifically made to “1968 Rentable Square Feet”, as such term is defined immediately below.

“1968 Rentable Square Feet” means the aggregate floor area of the rentable spaces within each Unit, computed in accordance with the Recommended Method of Floor Measurement for Office Buildings approved by the Real Estate Board of New York, Inc., which became effective on April 16, 1968.

“Occupant” means, with respect to any Unit, any Person legally occupying any portion of such Unit.

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“Outside Service” is defined in Section 11.02.

“Overlease” is defined in Recital D.

“Owner(s)” means the NBC Unit Owner(s), the GE Unit Owner(s), and the RCPT Unit Owner(s), and each of their respective successors and assigns from time to time.

“Permitted Use” is defined in Section 9.01(d).

“Permitted User” is defined in Section 9.01(d).

“Person” means any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, business trust, tenancy-in-common or other entity, or any federal, state, county or municipal government or any bureau, department, authority or agency thereof.

“Proportionate Share” means, with respect to any Owner, a fraction, the numerator of which is the total number of 1968 Rentable Square Feet in the Units above the lobby level of the Condominium Buildings owned by such Owner, and the denominator of which is the total number of 1968 Rentable Square Feet in all of the Units above the lobby level in the Condominium Buildings. For purposes of the foregoing calculation, NBC shall be deemed to be the Owner of each NBC Unit which it or its subtenants occupy, and GE shall be deemed to be the Owner of each GE Unit which it or its subtenants occupy.

“Qualified Change” is defined in Section 6.01.

“RCA West Building” is defined in Recital A.

“RCPT” is defined in the first paragraph of this Agreement.

“RCPT Unit Owner” means the owner(s) in fee simple of the RCPT Units, and each of their respective successors and assigns from time to time.

“REA” is defined in Recital F.

“Reimbursable Costs” is defined in Section 4.07.

“Restricted Access Areas” means, for so long as NBC is a nationally recognized, general-interest television, Broadcasting or production company, (a) those areas within any NBC Unit and designated as such on Exhibit C, and (b) such other areas from time to time designated by NBC in a notice to the Board which are intended for use for purposes similar to those for which the areas designated on Exhibit C are used on the date of this Agreement (i.e., production in process, control points, tape libraries, building service control points relating to the NBC Unit in question and a limited number of the executive offices of senior management of NBC).

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“Shared Costs” means the costs and expenses with respect to the common operation and management of the Center, payable by the Owners pursuant to, and as defined in, the REA.

“Sign Period” means the period commencing on the date of this Agreement and ending on the date that NBC, NBC Affiliates and/or Independent Program Producers under Independent Producer Facility Use Agreements are no longer in actual occupancy of at least 300,000 Net Rentable Square Feet of the NBC Units.

“Special NBC/Designee Property” is defined in Section 5.04.

“Steam System” means the steam system serving the Condominium Buildings (and the components thereof including service equipment).

“Studio Building” is defined in Recital A.

“System Option” is defined in Section 11.02.

“Tower Building” is defined in Recital A.

“Transfer” is defined in Section 7.01.

“Units” means the units in the Condominium.

“Utility” is defined in Section 4.01.

“Window Washing System” means the window cleaning system serving the Condominium Buildings (and the components thereof including service equipment).

ARTICLE 2

Governing Agreement; NBC and GE Units.

2.01 Governing Agreement. In the event of a conflict between the provisions of this Agreement and any of the provisions of the Declaration or the REA, the provisions of this Agreement shall govern and be controlling.

2.02 NBC and GE Units. Notwithstanding anything to the contrary set forth in the Declaration, to the extent that the Declaration provides to the Owner of the NBC Units or the GE Units any greater physical or area rights of possession or access in the Building than the physical or area rights of possession or access indicated on the floor plans annexed as Exhibit D to this Agreement, the provisions of this Agreement and Exhibit D hereto shall govern and be controlling.

2.03 Nature of Relationships.

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(a) The parties hereto acknowledge that the ownership interests of the Trust in the NBC Units and the GE Units are being held by the Trust for the purpose of facilitating certain financing transactions being entered into on the date hereof by NBC and GE. Each of the parties hereto further acknowledges and agrees that (i) with respect to the NBC Units (A) all of the obligations related to or arising out of the ownership or occupancy of the NBC Units shall be the obligations of NBC, the NBC Unit Owners and all successor NBC Unit Owners, (B) except as specifically provided to the contrary in this Agreement, all of the enforcement rights and other rights granted to NBC and/or the NBC Unit Owners pursuant to the terms of this Agreement may be exercised by NBC, the NBC Unit Owners and all successor NBC Unit Owners, and (C) each of the entities constituting the NBC Unit Owner(s) from time to time shall, subject to the provisions of Section 17.02, be jointly and severally liable for the performance of the obligations related to or arising out of the ownership or occupancy of the NBC Units under this Agreement; and (ii) with respect to the GE Units, (A) all of the obligations related to or arising out of the ownership or occupancy of the GE Units shall be the obligations of GE, the GE Unit Owners and all successor GE Unit Owners, and (B) except as specifically provided to the contrary in this Agreement, all of the enforcement rights and other rights granted to GE and/or the GE Unit Owners pursuant to the terms of this Agreement may be exercised by GE, the GE Unit Owners and all successor GE Unit Owners, and (C) each of the entities constituting the GE Unit Owner(s) from time to time shall, subject to the provisions of Section 17.02, be jointly and severally liable for the performance of the obligations related to or arising out of the ownership or occupancy of the GE Units under this Agreement. The parties hereto further acknowledge and agree that in the event of any default in the performance or observance of any of the obligations to be performed or observed hereunder with respect to the NBC Units and/or the GE Units, the liability of the Trust therefor shall be limited to the extent of its interest in and to the NBC Units and/or the GE Units, as the case may be, and the Board and the Owners hereby collectively agree that, notwithstanding anything to the contrary contained in this Agreement or in any other agreement, document or instrument pertaining to or in any way relating to the Condominium Buildings or the Center, each of them shall look solely to the Trust’s record title in and to the NBC Units and/or the GE Units for the satisfaction of any monetary or other claim relating to the Condominium Buildings or the Center, including any claim under this Agreement or under any other agreement, document or instrument pertaining to or in any way relating to the Condominium Buildings or the Center, or for the collection of any judgment (or other judicial process) based thereon, and no other property or assets of the Trust shall be subject to levy, execution or other enforcement procedure for the satisfaction of such claim or judgment (or other judicial process). The Board and the Owners acknowledge that except to the extent of the Trust’s record title in and to the NBC Units and/or the GE Units, the Trust and the beneficial owners of the Trust shall have no pecuniary or personal liability with respect to, or in any way related to, the Condominium Buildings or the Center, including any liability under this Agreement or under any other agreement, document or instrument pertaining to or in any way relating to the Condominium Buildings.

(b) Notwithstanding that the Trust shall own fee title to the NBC Fee Unit and the GE Fee Units, and the reversionary interests in the fee title to the NBC/IDA Units and the GE/IDA Unit, NBC and GE, as tenants under each of the NBC/Trust Lease and the GE/Trust

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Lease, respectively, shall use and occupy the NBC Units and GE Units subject to and in accordance with the terms of this Agreement, and in the event of any default in the performance or observance of the obligations to be performed and observed pursuant to this Agreement, then in addition to any other rights and remedies available to the Board and/or RCPT under this Agreement or applicable law, the Board and/or RCPT shall each be entitled to exercise all rights and remedies provided hereunder with respect to such default directly against NBC, in the case of any default occurring with respect to the NBC Units, and directly against GE, in the case of any default occurring with respect to the GE Units.

ARTICLE 3

Use of NBC Units and GE Units

3.01 Permitted Uses. The NBC Units and GE Units may be used for any lawful purpose, provided that any such use shall be in compliance with all applicable Legal Requirements, Insurance Requirements and the Building Standard, and shall not be prejudicial to the reputation of, nor reflect unfavorably on, the Center so as to detract from it as a location for an outstanding type of business occupancy.

3.02 Restrictions on Uses.

(a) NBC shall not, as to any NBC Unit, and GE shall not, as to any GE Unit, use, or suffer or permit the use of, any Unit or any part thereof in any manner or for any purpose or do, bring or keep anything, or suffer or permit anything to be done, brought or kept, therein (including, but not limited to, the installation or operation of any electrical, electronic or other equipment) which in the reasonable judgment of the Board may in any way unreasonably impair or interfere with any of the Building Common Elements, or the proper and economical servicing of the Building Common Elements, or unreasonably impair or interfere with the use of any other Units or the Building Common Elements by, or occasion unreasonable discomfort, inconvenience or annoyance to, any of the other Occupants of the Condominium Buildings or the Center or impair the appearance of the Condominium Buildings.

(b) Except in each case with the prior written consent of the Board, NBC will not use, or suffer or permit the use of, any NBC Unit or any part thereof, and GE will not use, or suffer or permit the use of, any GE Unit or any part thereof, for any of the following purposes: (i) manufacturing of any kind; (ii) the business of a railroad, an airline, barbering, hairdressing, manicuring or bootblacking; (iii) the business of a commercial bank, a savings bank, a savings and loan association, a building and loan association, a trust company or any other business which, under the banking laws of the United States of America or the State of New York, may be carried on only by persons, firms or corporations authorized so to do under the provisions of such laws; (iv) the business open to the general public of a dealer or broker in, or underwriter of, stocks, bonds or other securities of any kind whatsoever (except that the businesses referred to in the foregoing clauses (iii) and (iv) shall be permitted (A) in any NBC Unit or GE Unit located in the Tower Building if such business does not result in a pedestrian traffic flow materially in excess of that appropriate in a superior first-class office environment, and (B) in any NBC Unit

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located in the Studio Building and/or the RCA West Building if such business does not result in a pedestrian traffic flow (1) which is materially in excess of that prevailing in the elevator lobbies and adjacent areas of the building in question prior to the commencement of such business, and (2) which has a materially adverse impact on any pedestrian backlog in such lobbies and adjacent areas); (v) the retail sale of any item whatsoever; (vi) the business of sending or receiving telegrams or cables; (vii) an auction of any kind, or (viii) the business of owning, managing or leasing real estate (except real estate which is used in connection with NBC’s Broadcasting business or the business of any NBC Affiliate or GE Affiliate which is (A) engaged primarily in the business of operating and managing real estate facilities owned or leased by NBC or GE or their respective Affiliates, or (B) a presently existing NBC Affiliate in which GE has an ownership interest of more than fifty percent (50%), provided that in either such case, such NBC Affiliate shall actually take occupancy of the portion of the NBC Unit(s) used for such purpose).

(c) NBC may, without the Board’s consent, use any portions of the NBC Units or the GE Units as a pantry for the storage, preparation, heating and/or serving of precooked foods and beverages without high temperature cooking, and may maintain the kitchens for the two executive dining rooms on the 52nd floor, the executive dining room on the 53rd floor and the cafeteria on the 7th floor of the Tower Building. The Board agrees that it will not unreasonably withhold its consent to NBC or GE using any other portion or portions of the NBC Units or the GE Units as a cafeteria, kitchen, dining room or snack bar or for vending machines, and any Changes to the NBC Units or the GE Units made in connection therewith will, subject to the provisions of Section 6.01(a), be deemed Qualified Changes; it being understood (i) that no food or beverages will be kept or prepared in any such portion of the NBC Units or the GE Units in a manner, or under any conditions, which shall be the occasion for fumes or odors being emitted from, or detectable outside of, any NBC Unit or GE Unit, (ii) that any such portion of such NBC Unit or GE Unit shall, at the sole cost and expense of NBC and GE, be at all times maintained by NBC and GE in a clean and sanitary condition and free of refuse (including extermination service whenever required), (iii) that NBC and GE will keep all plumbing and sanitary systems and installations serving any portion of such NBC Unit or GE Unit in a good state of repair and operating condition to the points they connect with the main vertical risers and stacks of the Condominium Buildings, (iv) that no cooking or other preparation of food (other than the heating of precooked foods and beverages) shall be done in the NBC Units or the GE Units, and (v) with respect to any kitchen:

(A) NBC and GE shall utilize, in compliance with all Legal Requirements and Insurance Requirements, the Tower Building’s exhaust riser serving the existing kitchen, provided that any exhaust riser changes shall be deemed Changes subject to Article 6;

(B) NBC and GE, at their expense, shall install therein all required equipment, including ventilating hoods, duct work, risers, stacks and plumbing and sanitary systems; and

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(C) NBC and GE, at their expense, will keep all ventilating hoods over ranges and cooking equipment and duct work and risers (including any related fans) clean and in a manner and under conditions satisfactory to the Board.

(d) If any governmental license or permit shall be required for the proper and lawful conduct of any business or other activity carried on in the NBC Units or the GE Units, and if the failure to secure such license or permit would, in any way, affect the Board, the Condominium Buildings or RCPT, NBC (in the case of the NBC Units) and GE (in the case of the GE Units) shall procure and thereafter maintain such license or permit, submit the same to inspection by the Board, and comply with the terms and conditions thereof.

(e) None of NBC, GE, any NBC Unit Owner, any GE Unit Owner, or any Occupant of any NBC Unit or any GE Unit or any portion thereof, shall use the words “Rockefeller”, “Center” or “Radio City”, or any combination or simulation thereof, or any logo or image, or the image of any prominent part of Rockefeller Center, for any purpose whatsoever, including as or for any corporate, firm or trade name, trademark or designation or description of merchandise or services, except that the foregoing shall not prevent the use, in a conventional manner and without emphasis or display, of the words “Rockefeller Center” and/or, where applicable, “Rockefeller Plaza” as part of such Occupant’s business address or by reference in the ordinary course of its business. Notwithstanding the foregoing provisions of this Section 3.02(e), NBC shall have the right to Broadcast, either by audio or visual means, the fact that a Broadcast originates from “Rockefeller Center” or “Rockefeller Plaza”, and NBC may Broadcast visual images of the Center or portions thereof in accordance with the provisions of the Declaration of Covenants and Restrictions, dated as of the date hereof, between RCPT and NBC.

3.03 Animals. The Board shall not unreasonably withhold its consent to the occasional presence in any NBC Unit of animals used in NBC’s Broadcasting activities, provided that: (i) NBC maintains such insurance coverage in respect of such animals as shall be reasonably prescribed by the Board; (ii) the presence of such animals is not materially inconsistent with the character of the Condominium Buildings as a superior first-class office environment; and (iii) NBC shall indemnify and hold harmless each Indemnitee from and against all liability (statutory or otherwise and whether arising from a strict liability or per se negligence theory or otherwise), claims, suits, demands, damages, judgments, costs, interest and expenses (including counsel fees and disbursements incurred in the defense thereof) to which such Indemnitee may be subject or suffer in any manner connected with such animals.

3.04 Shop Covenants. (a) The Board hereby consents to the use of the portions of Studio-RCA West Unit 1/S shown on Exhibit E to this Agreement (the “Shop”), for the sale at retail of merchandise promoting the business of NBC, in accordance with all of the covenants, agreements, terms, provisions and conditions of this Section 3.04.

(b) NBC, recognizing that the Center has been developed and is maintained as a location for an outstanding type of business occupancy, covenants and agrees that at all times (i) the business to be conducted at, through and from the Shop and the kind and quality of the merchandise and services offered in the conduct thereof will be reputable in every respect, (ii)

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the sales methods employed in said business, as well as all other elements of merchandising, display and advertising, will be dignified and in conformity with the highest standards of practice obtaining among superior type stores, shops and concerns dealing in the same or similar merchandise or conducting a similar business in the Center, and (iii) the appearance of the Shop (including the lighting and other appurtenances thereto), the appearance of all personnel employed therein, and the appearance, number, location, nature and subject matter of all displays and exhibits placed or installed in or about the Shop, and of any signs, lettering or any other kinds or forms of inscriptions displayed in or about the Shop will be dignified and in conformity with the highest standards of practice obtaining among superior type stores, shops and concerns dealing in the same or similar merchandise or conducting a similar business in the Center. No special sale shall be carried on in the Shop other than such special sale as is incident to the normal routine of NBC’s business with its regular clientele.

(c) NBC shall:

(i) clean the windows and doors (including, in each case, the frames therefor) in the Shop and in the perimeter walls thereof whenever in the reasonable judgment of the Board necessary and NBC will not require, permit, suffer or allow any such window or door to be cleaned in violation of the Labor Law of the State of New York or of any other Legal Requirements;

(ii) keep the Shop clean, remove all rubbish and other debris from the Shop to such location as may be specified by the Board from time to time and under conditions approved by the Board;

(iii) from time to time and at its expense redecorate the Shop and refinish, renew and/or replace the fixtures, furnishings, decorations and equipment therein as in the reasonable judgment of the Board may be necessary to preserve the good appearance of the Shop in keeping with the general standard maintained in similar areas in the Center; and

(iv) maintain, repair and replace, as necessary, all glass in the Shop and in the perimeter walls and frames thereof.

(d) NBC shall place no fewer than three one-third page promotional advertisements concerning the Shop or that portion of the Shop identified on Exhibit E as Shop #36 (“Shop #36”) in each Computation Year, such number of advertisements to be prorated for any partial Computation Year, in a publication established by RCPT or the manager of the Center from time to time to report news and events of the Center, and pay to the RCPT or such manager the advertising rates established therefor by RCPT or such manager.

(e) NBC may operate the Shop for the benefit of NBC pursuant to a franchise, license or similar agreement with a reputable franchisee, licensee or operator; provided, however, that such agreement is disclosed in writing to the Board and contains a provision pursuant to which the franchisee, licensee or operator of the Shop agrees to be bound by the provisions of

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this Section 3.04. Except as set forth in this Section 3.04(e), the rights granted to NBC pursuant to this Section 3.04 are intended for the sole benefit of NBC, and shall be enforceable solely by NBC, it being acknowledged and agreed that each of the rights granted to NBC under this Section 3.04 shall in no event be enforceable by any successors or assigns of NBC (including, without limitation, successors-in-title to NBC with respect to all or any portion of the NBC Units; provided, however, that any Person which acquires either (i) Control of NBC or (ii) all or substantially all of the Broadcasting operations of NBC shall be entitled to enforce such rights in the name and on behalf of NBC.

ARTICLE 4

Building Services

4.01 Electric Current. (a) The Board shall furnish electric current to such portions of the NBC Units and the GE Units and the electric risers applicable thereto as are served by the Electrical System, at a level of service not less than that supplied as of the date of this Agreement. Such electric current shall be measured by a meter or meters provided and installed by the Board (except that any coincident demand meters shall be provided and installed at the cost of NBC or GE) at such location or locations as the Board shall select. NBC and GE shall pay to the Board at the end of each billing period of the public utility company then supplying said electric current to the Condominium Buildings (the “Utility”) such amounts which shall be the sum of (i) the product obtained by multiplying the actual number of kilowatt hours of electric current consumed by NBC and GE in such billing period by a fraction having as its numerator the amount charged the Condominium Buildings by the Utility for the total number of kilowatt hours consumed by the Condominium Buildings in such billing period (exclusive of any sales tax separately stated in such charge if such sales tax is not applicable to the electric current so furnished by the Board to NBC and GE) in accordance with the provisions hereof) and as its denominator said total number of kilowatt hours so consumed by the Condominium Buildings in such billing period, plus (ii) any taxes applicable to the amount determined pursuant to the foregoing clause (i) as may be billed by the Board to NBC therefor on the basis of the actual consumption of electric current by NBC and GE. Notwithstanding the foregoing sentence, if at any time the Utility provides the Board with a separate bill based on consumption and demand for electricity consumed in the NBC Units or the GE Units, as measured by a meter or meters installed to separate and isolate the electrical load of the NBC Units or the GE Units, NBC and GE shall pay to the Board (A) the amount of each such bill, plus (B) any applicable taxes, plus (C) all actual costs incurred by the Board in obtaining such separate bill. The Board shall use reasonable efforts, at the expense of NBC and GE, to arrange for the Utility to provide the Board with such separate bill and shall permit the requisite meter or meters to be installed at locations in the Condominium Buildings reasonably satisfactory to the Board and the Utility. In the event that the Board shall, from time to time, generally upgrade the electrical service available to other Unit Owners, at such Unit Owners’ sole cost and expense, the Board shall give NBC and GE reasonable advance notice of such proposed upgrade, and shall afford NBC and GE, at the sole cost and expense of NBC and/or GE, the opportunity to participate in such improvement, and to make such upgraded electrical service available to the NBC and/or GE Units. As a condition to such participation, NBC and/or GE shall reimburse the Board for all

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costs and expenses incurred by the Board in connection with such upgrade to the electrical service available to the NBC and/or GE Units, which amounts shall be deemed part of Reimbursable Costs in accordance with Section 4.07(a). In addition, NBC and/or GE shall have the right to contract for and obtain electricity directly from the Utility, and to pay the Utility directly for such electricity service. NBC shall have the right to designate the IDA or another Designee to be the purchaser of electricity, and if the IDA or such Designee is entitled to exemption from any tax otherwise applicable to the purchase of electricity, the Board shall cooperate in all reasonable respects with NBC or the IDA (or such Designee) to cause the Utility to recognize such tax exemption and to pass the benefits of such tax exemption to NBC or the IDA (or such Designee).

(b) The Board may, at its option, upon not less than 30 days’ prior notice to NBC and/or GE, discontinue the furnishing of electric current to such portions of the NBC Units and/or GE Units and the electric risers that provide power to the NBC Units and/or GE Units as are served by the Electrical System, or any part thereof, and, in such event, NBC and/or GE, as the case may be, shall contract for the supplying of such electric current thereto with the Utility, and the Board shall permit the Condominium Buildings’ risers, conduits and feeders serving the NBC Units and/or GE Units, as applicable, to the extent available, suitable and safely capable, to be used for the purpose of supplying such electric current; it being understood that the Board will not discontinue the furnishing of such electric current pursuant to this Section 4.01(b) until (except to the extent prohibited by law) the Board shall have done all work necessary in order that the Condominium Buildings’ risers, conduits and feeders may be used for the purpose of supplying such electric current in the quantity provided for in Section 4.01(a), and NBC and/or GE, as the case may be, shall have, with due diligence, contracted with the Utility for the furnishing of such electric current

(c) NBC shall maintain all existing risers, conduits, feeders, switchboard and equipment rooms, and all meters therefor, exclusively serving the NBC Units in the Studio Building, and shall have the right, subject to the provisions of this Agreement, to furnish, install and thereafter maintain at such locations in the Condominium Buildings as shall be approved by the Board such additional meters, risers, conduits and feeders as may reasonably be required by NBC for exclusive service to the NBC Units in the Studio Building. If, at the time of the installation of any such additional risers, conduits and feeders, the Board, in its reasonable judgment, deems that changes, connections or additions are required to the Condominium Buildings switchboards and other equipment by reason of such installation, the Board shall at the expense of NBC make such changes, connections or additions. NBC has assumed responsibility for all costs and expenses arising out of Electric Meter No. 4996157 located in Room 518 on the fifth floor of the RCA West Building, and NBC shall supply to the Board all records and information in NBC’s possession regarding such meter as the Board may reasonably request from time to time.

4.02 Water; Steam. (a) Water will be furnished by the Board for (a) normal domestic water use in the NBC Units and the GE Units, and (b) for such other uses for which water is generally supplied from time to time by the Board to other Owners, and NBC and GE each shall pay (i) the cost of supplying, installing and maintaining a meter to measure the water

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so furnished, (ii) the Board’s actual costs for the water so furnished and for any required pumping and heating thereof, and (iii) any taxes, sewer rent or other charges which may be imposed by any Governmental Authority based upon the quantity of water so furnished or the charge therefor. NBC shall have the right to designate the IDA or another Designee to be the purchaser of such water, and if the IDA or such Designee is entitled to exemption from any tax, sewer rent or other charge otherwise applicable to the purchase or delivery of water, the Board shall cooperate in all reasonable respects with NBC and the IDA (or such Designee) to cause the public utilities providing such water or any Governmental Authority imposing taxes, sewer rents or other charges thereon to recognize such tax exemption and to pass the benefits of such exemption to NBC or the IDA (or such Designee).

(b) Steam will be furnished by the Board for normal heating purposes for the air-conditioning serving the Studio Building from time to time, and for such other uses for which steam is generally supplied from time to time by the Board to other Owners, and NBC and GE each shall pay (i) the cost of supplying, installing and maintaining a meter to measure the steam so furnished, (ii) the Board’s actual costs for the steam so furnished, and (iii) any taxes or other charges which may be imposed by any Governmental Authority based upon the quantity of steam so furnished or the charge therefor. NBC shall have the right to designate the IDA or another Designee to be the purchaser of such steam, and if the IDA or such Designee is entitled to exemption from any tax or other charge otherwise applicable to the purchase or delivery of steam, the Board shall cooperate in all reasonable respects with NBC and the IDA (or such Designee) to cause the public utilities providing such steam or any Governmental Authority imposing taxes or other charges thereon to recognize such tax exemption and to pass the benefits of such exemption to NBC or the IDA (or such Designee). Steam will be furnished by the Board in quantities sufficient to permit NBC and GE to operate the perimeter heating system so as to maintain, in such portions of the NBC Units or the GE Units as are served by the Heating System, room conditions of not less than 72 degrees Fahrenheit during Business Hours, and no less than 65 degrees Fahrenheit at all other times.

4.03 Board’s Failure to Supply Electricity, Water or Steam. Except as expressly provided in Section 17.03, the Board shall in no way be liable for any failure, inadequacy or defect in the character or supply of electric current, water (including chilled water and condenser water) or steam furnished to the NBC Units or the GE Units.

4.04 Elevators, Heat, etc. (a) The Board will (i) supply passenger elevator service during Business Hours to each floor, above the street floor of the Condominium Buildings, which is served by the Condominium Buildings’ passenger elevators and on which the NBC Units or the GE Units are, or any portion thereof is, located, with one of said elevators being subject to call for such service during hours other than Business Hours, (ii) supply an elevator for the transmission of freight to said floor or floors during Business Hours, and (iii) supply during Business Hours in the cold season heat for the warming of the NBC Units, the GE Units and the Building Common Elements.

(b) The elevator service supplied by the Board pursuant to Section 4.04(a) shall comply with the standards attached hereto as Exhibit F.

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(c) The Board will, when and to the extent reasonably requested by NBC or GE, furnish additional elevator and/or heating services during hours other than Business Hours upon such reasonable terms and conditions as shall be determined by the Board, including the payment by NBC or GE, as applicable, to the Board of the Board’s actual cost therefor, which charge for any additional elevator service shall in no event exceed the hourly charge as the Board at the time has established for furnishing similar additional elevator service to any other Occupant and which charge for any additional heating service furnished to any part of any Unit which is within any particular Heating System zone of the Condominium Buildings shall in no event exceed the hourly charge as the Board has at the time established for furnishing additional heating service to other Occupants, if any, occupying space in the same Heating System zone.

4.05 Condenser Water; Chilled Water.

(a) Subject to all the covenants, agreements, terms, provisions and conditions of this Agreement, the Board will furnish, (i) at all times (A) 6,500 gallons per minute of condenser water capacity for NBC’s existing refrigeration plant in the Studio Building (or any replacement thereof) in accordance with design condenser water supply temperatures and differentials as allowed by existing NBC chillers, York Model #YKQ2Q22H1 - CBBS (3 units each) and Model #YSNNN57 - TCAS (2 units each), (B) steam in the capacity required for the existing air conditioning equipment or any replacement equipment serving the Studio Building, provided that NBC shall pay the Board’s reasonable charges for the additional steam, if any, required by reason of the additional capacity, if any, of such replacement equipment, and (ii) during Business Hours when the Condominium Buildings’ air conditioning system is being operated, chilled water service for NBC’s air conditioning systems serving the NBC Units or GE Units in the Tower Building and the RCA West Building, at a temperature of not more than 42 degrees Fahrenheit (“F”) plus or minus 2 degrees Fahrenheit when the outdoor temperature is 92 degrees F dry bulb and 75 degrees F dry bulb, and not more than 45 degrees F, plus or minus 2 degrees F when the outdoor temperature is 70 degrees F dry bulb and 65 degrees F dry bulb. Secondary chilled water temperatures will be 3 degrees F higher than primary chilled water temperatures.

(b) The Board will, when and to the extent reasonably requested by NBC or GE, furnish additional condenser water and/or chilled water service during hours other than Business Hours, and NBC or GE, as applicable, will reimburse to the Board, as part of Reimbursable Costs, the Board’s actual cost therefor, which charge for any additional condenser water and/or chilled water service furnished to any NBC Unit or GE Unit or portion of any thereof shall in no event exceed the charge as the Board at the time has established for furnishing additional condenser water and/or chilled water service to other Occupants, if any, occupying space in the Tower Building and the RCA West Building, as the case may be.

(c) NBC shall have the right to designate the IDA or another Designee to be the purchaser of the condenser water and/or chilled water supplied pursuant to this Section 4.05, and if the IDA or such Designee is entitled to exemption from any tax or other charge otherwise applicable to the purchase or delivery of such condenser water and/or chilled water, the Board shall cooperate in all reasonable respects with NBC and the IDA (or such Designee) to cause any

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Governmental Authority imposing taxes or other charges thereon to recognize such tax exemption and to pass the benefits of such exemption to NBC or the IDA (or such Designee).

4.06 Security. In connection with the operation of the Condominium Buildings, the Board will have, except for causes beyond its reasonable control, at least one uniformed attendant on duty in the Street Floor lobby of the Condominium Buildings at all times, it being understood that any failure by any such attendant to deny access to, or exclude from, the Condominium Buildings any person or to prevent the introduction to, or removal from, the Condominium Buildings of any property shall not result in any liability of any kind whatsoever of the Board to NBC or GE.

4.07 Payment of Building Expenses and Reimbursable Costs.

(a) Notwithstanding anything to the contrary in this Agreement or in the Declaration, NBC shall reimburse the Board for all costs and expenses actually incurred by the Board in furnishing Building Services to the NBC Units, and GE shall reimburse the Board for all costs and expenses actually incurred by the Board in furnishing Building Services to the GE Units (any such costs and expenses, “Reimbursable Costs”), and, except as expressly set forth in Section 4,10, no other premium or fee shall be added to the Board’s actual costs and expenses in connection therewith. The Board shall allocate Reimbursable Costs between the NBC Units and the GE Units in accordance with the respective Proportionate Shares applicable to such Units, unless otherwise requested by NBC and GE.

(b) In addition to Reimbursable Costs, NBC shall pay to the Board the Proportionate Share attributable to the NBC Units, and GE shall pay to the Board the Proportionate Share attributable to the GE Units of all costs and expenses incurred by the Board in the operation and maintenance of the Building Common Elements (collectively, “Building Expenses”). Building Expenses shall mean and include all out-of-pocket costs and expenses (ordinary or extraordinary, foreseen or unforeseen, of every kind and nature, capital or non-capital) which are actually incurred in connection with the operation, maintenance, repair or replacement of the Building Common Elements in accordance with the Building Standard, including costs incurred for: (i) ventilation, heating and air-conditioning; (ii) cleaning and rubbish removal; (iii) maintenance and inspection of elevators and escalators; (iv) porter and matron service; (v) general repair and maintenance to lighting, electrical, plumbing and sprinkler systems, flooring, walls, ceilings and hardware; (vi) electric current, steam and other utilities; (vii) protection and security service; (viii) wages, salaries, disability benefits, pension fund contributions, hospitalization charges, severance pay, retirement plans and group insurance respecting service and maintenance employees; (ix) expenses imposed pursuant to any collective bargaining agreement with respect to such employees, and payroll, social security, unemployment and other similar taxes with respect to such employees; (x) sales, use and other similar taxes for items comprising Building Expenses; (xi) sewer rents; (xii) vault charges and/or franchise fees payable in connection with the Building Common Elements; (xiii) water rates and metered water charges for the Building Common Elements, and fees and taxes, if any, thereon; (xiv) premiums for the insurance coverage maintained by the Board pursuant to, and (subject to the provisions of Section 4.08 and without duplication) all other amounts payable by the NBC

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Unit Owners and the GE Unit Owners under, Article XI of the Declaration and Section 7.02 of the By-Laws; (xv) charges of any independent contractor performing any work with respect to the operation, maintenance, and/or repair of the Building Common Elements; (xvi) engineering, architectural and other professional fees; (xvii) a reasonable reserve for working capital purposes, as determined by the Board (provided that the aggregate amount of all reserves funded ratably by the Owners in any Computation Year shall not exceed 10% of the aggregate amount of Building Expenses for the preceding Computation Year); (xviii) capital repairs, replacements and improvements including labor-saving and cost-saving capital expenditures and capital expenditures required to comply with Legal Requirements and/or Insurance Requirements, but not including Elective Capital Improvements the costs of which NBC and GE are not required to pay pursuant to Section 8.02(b); and (xix) all other costs and expenses associated with the operation and maintenance of the Building Common Elements.

(c) The Board hereby confirms to NBC and GE that, in calculating Building Expenses, the items which may be included in making such calculation shall in no event include (1) Real Estate Taxes, special assessments, franchise taxes or taxes imposed upon or measured by the income or profits of the Board; (2) Reimbursable Costs; (3) the cost of any services of any of the Building Systems furnished to any Units where the Board is reimbursed by the Unit Owner or Occupant of such Units (and the Board agrees to use commercially reasonable efforts in good faith to recover any such reimbursement from such Unit Owner or Occupant); (4) the cost of any work or service performed for any Occupant (or any Unit Owner) to the extent that such work or service is in excess of any work or service which the Board is obligated to furnish hereunder to NBC or GE; (5) any costs incurred with respect to the installation, operation or maintenance of any facility for which a charge (other than rent) is made by the Board for the use thereof such as an observatory, Broadcasting facility, luncheon club, athletic or recreational club located in the Condominium Buildings; (6) any costs or expenses incurred with respect to the installation, operation, maintenance, repair and/or restoration of any areas of the Center outside of the Condominium Buildings and the Building Common Elements, the parties hereto acknowledging that the payment of such costs or expenses is governed by the REA; (7) the cost of repairing or replacing any material or equipment to the extent that such cost is covered by a guaranty of the supplier; (8) the cost of any repair of any damage caused by fire or other casualty to the extent that the Board is reimbursed for the cost of such repair by insurance or by any Unit Owner or other Occupant (and the Board agrees to use commercially reasonable efforts in good faith to recover any such reimbursement from any such insurance carrier, Unit Owner or Occupant); (9) the cost of any repair necessitated by the taking by condemnation of any part of the Condominium Buildings to the extent that the Board is reimbursed therefor by a Governmental Authority or any Unit Owner or other Occupant (and the Board agrees to use commercially reasonable efforts in good faith to recover any such reimbursement from any such Governmental Authority, Unit Owner or Occupant); (10) the cost of any salary payable to, or the cost of any fringe benefits in connection with, any employees of the Board above the level of managing supervisor of the Condominium Buildings; (11) the cost of any insurance premium to the extent that the Board is reimbursed therefor by any Unit Owner or other Occupant (and the Board agrees to use commercially reasonable efforts in good faith to recover any such reimbursement from such Unit Owner or Occupant); (12) costs of services or capital items

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provided by any Affiliate of RCPT or the Board, to the extent that such costs exceed those which would be charged by a reputable and experienced non-Affiliated firm (provided, however, that the foregoing shall not limit the discretion of the Board as to the level of services or capital expenditures to be provided under this Agreement); (13) the cost of cleaning (including rubbish removal) any Units or other space which is vacant or demised to any Occupant or tenant; (14) any legal or auditing fees, except for those directly related to the operation and management of the Building Common Elements (but excluding all such fees and costs related to the entering into, enforcement or termination of leases of Units, or the sale of Units); (15) interest and amortization of any debts, including mortgage indebtedness, and any rents payable in respect to any underlying lease; or (16) managing agents’ commissions or fees, except as specifically provided in Section 4.10.

(d) At least thirty (30) days prior to the commencement of each Computation Year, the Board shall determine, and shall provide NBC with a copy of, an estimate of the Building Expenses and Reimbursable Costs for such Computation Year, setting forth, in reasonable detail, the items comprising Building Expenses and Reimbursable Costs, and their anticipated costs (an “Expense Estimate”). The Board shall afford NBC a reasonable opportunity for review and comment with respect to each Expense Estimate, provided that NBC shall have no right of consent or approval with regard thereto. Upon request by NBC, the Board shall include in each Expense Estimate such additional information with respect to Building Expenses and Reimbursable Costs as shall be reasonably available to the Board (without incurring material additional cost) in order to assist NBC and GE in allocating Building Expenses and Reimbursable Costs among the NBC Units and the GE Units. In order to provide for current payments of Building Expenses and Reimbursable Costs, NBC and GE agree to pay to the Board, in twelve (12) monthly installments, on the first day of each calendar month during each Computation Year, an amount equal to 1/12th of the amount which would have been payable by NBC and GE to the Board for Building Expenses and Reimbursable Costs for the period of 12 calendar months immediately preceding such Computation Year, except that the installment for each such month shall from time to time by notice (an “Adjustment Notice”) by the Board to NBC be appropriately adjusted to reflect the actual Building Expenses and Reimbursable Costs for such Computation Year as reasonably estimated or budgeted by the Board, the installment for each calendar month to be due and payable within 10 days after the receipt by NBC from the Board of a bill for the same (except that the installment for the first calendar month following the month in which any Adjustment Notice is given shall be due and payable within 30 days after the receipt by NBC from the Board of a bill for the same). If, as finally determined, the amount payable by NBC and GE to the Board for Building Expenses and Reimbursable Costs for such Computation Year shall be greater than (resulting in an underpayment) or be less than (resulting in an overpayment) the aggregate of all the installments so paid on account to the Board by NBC and GE for such Computation Year, then, promptly after the receipt of a final statement for such Computation Year (the “Final Statement”) and, in performance of its obligations under this Section 4.07(d), NBC and GE shall, in case of such an underpayment, pay to the Board an amount equal to such underpayment or the Board shall, in case of such an overpayment pay to NBC an amount equal to such overpayment.

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(e) When requested by NBC within forty-two (42) months following the receipt by it of any Final Statement pursuant to this Article 4, the Board, in substantiation of its determination of the amounts set forth in such statement, will furnish to NBC such additional information as reasonably may be required for such purpose, and will permit the pertinent records of the Board to be examined by NBC, or by such firm of independent certified public accountants as NBC may designate, as may be necessary for the verification of such information. The Board shall retain such information for at least four (4) years after any such Final Statement is delivered to NBC, and the Board shall, in any case, retain all such information relating to any pending dispute of which it has been notified by NBC, or of which it otherwise has actual knowledge. NBC shall notify the Board of any disputed amounts within forty-two (42) months following the receipt by it of any Final Statement, and matters not raised by NBC following the expiration of such forty-two month period shall be conclusively deemed to have been waived by NBC. NBC shall use commercially reasonable efforts in good faith to prevent the disclosure any of the information obtained by NBC or its accountants in connection with such dispute to any third parties, other than to Affiliates of NBC. NBC shall have no liability to the Board or any Unit Owner in the event (i) NBC shall be legally required, in the reasonable opinion of NBC’s counsel, to disclose such information before a court of competent jurisdiction or other Governmental Authority, or (ii) such information becomes generally available to the public other than as a result of a disclosure by NBC in violation of this Agreement. Nothing set forth in this Section 4.07 shall limit the obligation of NBC to make timely payments of monthly installments of Building Expenses and Reimbursable Costs pursuant to Section 4.07(d), including any disputed amounts; provided, however, that such payments shall be without prejudice to the rights of NBC upon final resolution of any such dispute.

(f) All statements of Building Expenses and Reimbursable Costs which are required to be delivered pursuant to Section 4.07(d) shall be delivered concurrently to each of the NBC Unit Owners and the GE Unit Owners; provided, however, that the rights granted to NBC pursuant to Section 4.07(e) may be exercised (i) by NBC on its behalf and, if desired by NBC, on behalf of GE, and (ii) except as provided in Section 4.07(g), jointly (but not severally) by all NBC Unit Owners and/or GE Unit Owners, so that, for the purposes of Section 4.07(e), the NBC Units and the GE Units shall be treated at all times as if they were owned by a single collective entity; provided, however, that any NBC Unit Owner owning not less than 170,000 Net Rentable Square Feet of space in the NBC Units may independently exercise the rights granted to NBC pursuant to Section 4.07(e).

(g) Notwithstanding the provisions of Section 4.07(f)(ii), following the transfer of title to any of the NBC Units or the GE Units in accordance with the terms of this Agreement, the transferee NBC Unit Owner or GE Unit Owner shall, subject to the provisions of this Section 4.07(g), have the right to elect to dispute any matters set forth in any Final Statement delivered hereunder independently of the other NBC Unit Owners or GE Unit Owners, as the case may be, provided that in connection with any such dispute, such Owner (a “Disputing Owner”) shall not be entitled to exercise any of the rights granted to the NBC Unit Owners and the GE Unit Owners set forth in Section 4.07(e), and, in lieu thereof, the following provisions shall be applicable to any such dispute by such Disputing Owner:

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(i) Each Final Statement sent to any Disputing Owner shall be conclusively binding upon Disputing Owner unless Disputing Owner shall (A) within thirty (30) days after such Final Statement is sent, pay to the Board the amount set forth in such Final Statement, without prejudice to Disputing Owner’s right to dispute such statement, and (B) within sixty (60) days after such Final Statement is sent, send a written notice to the Board objecting to such Final Statement and specifying the reasons that such Final Statement is claimed to be incorrect. If the parties are unable to resolve any dispute as to the correctness of any such Final Statement within thirty (30) days following such notice of objection, either party may refer the issues raised to an independent firm of certified public accountants selected by the Board and reasonably acceptable to Disputing Owner, and the Board will make available to such accountants such information as may be reasonably required for resolution of such dispute. The decision of such accountants shall be conclusively binding upon the Board and Disputing Owner. In connection therewith, Disputing Owner and such accountants shall execute and deliver to the Board a confidentiality agreement, in form and substance reasonably satisfactory to the Board, whereby such parties agree not to disclose to any third party any of the information obtained in connection with such review. The fees and expenses relating to such procedure shall be borne by the unsuccessful party (and if both parties are partially unsuccessful, the accountants shall apportion the fees and expenses between the parties based on the degree of success of each party).

(ii) From and after the giving by any Disputing Owner of a notice of objection pursuant to Section 4.07(g)(i)(B), such Disputing Owner shall not thereafter be entitled to participate in the exercise by the other NBC Unit Owners and/or GE Unit Owners of the rights granted to the NBC Unit Owners and the GE Unit Owners pursuant to Section 4.07(f)(ii), and thereafter the rights of such Disputing Owner to dispute matters set forth in any Final Statement under this Agreement shall be limited to the provisions set forth in Section 4.07(g)(i).

(h) In the event that NBC shall dispute any element of Building Expenses or Reimbursable Costs pursuant to the provisions of Section 4.07(e), or any element of Shared Costs pursuant to the REA, and if the resolution of any such dispute shall result in a repayment to NBC of any portion of such Building Expenses or Reimbursable Costs or Shared Costs, as the case may be, then the amount of such overpayment shall be promptly refunded by the Board to NBC or GE, as applicable, together with interest thereon at the Default Rate, calculated as if the overpayment had been made in equal monthly installments over the Computation Year in question, with such interest computed from the respective dates of each such overpayment, as so calculated, through the date refunded.

4.08 Condominium Common Charges and Unit Expenses. Payment by any NBC Unit Owner or GE Unit Owner of all Building Expenses, Reimbursable Costs and other charges payable by such party under this Agreement shall constitute and be deemed to be payment in full by such party of all Common Charges or Unit Expenses under the Declaration, and the timely payment by such party of such Building Expenses and/or Reimbursable Costs

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pursuant to Section 4.07(d) shall fulfill and discharge such party’s obligation to pay Common Charges or Unit Expenses, as the case may be, for all purposes of the Declaration.

4.09 Default in Payment of Building Expenses or Reimbursable Costs.

(a) If any NBC Unit Owner or GE Unit Owner shall fail to pay all or any portion of Building Expenses or Reimbursable Costs allocable to such Owner’s Unit(s) for any Computation Year, or shall fail to make any other payment required of it under this Agreement, within ten (10) days after the date on which such payment was due hereunder, interest on the sum so overdue at the Default Rate, for the period from the due date to the date of actual payment, shall become due and payable, on demand, to the Board, as liquidated damages for the administrative costs and expenses incurred by the Board by reason of such party’s failure to make prompt payment of its obligations hereunder.

(b) If any NBC Unit Owner or GE Unit Owner shall fail to pay all or any portion of Building Expenses or Reimbursable Costs for any Computation Year, or shall fail to make any other payment required of it under this Agreement, within thirty (30) days after the date on which such payment was due hereunder, the sum so overdue, together with all accrued but unpaid interest thereon at the Default Rate, shall become a lien against all of such NBC Unit Owner’s Unit(s) or GE Unit Owner’s Unit(s), as applicable, in accordance with Section 6.08 of the By-Laws of the Condominium, and the Board shall promptly notify all of the other Owners of any such filing; provided, however, that no such filing shall be made unless the Board shall have given the defaulting NBC Unit Owner or GE Unit Owner at least ten (10) days’ prior written notice of the Board’s intention to file such lien. NBC (and any NBC Unit Owner) and GE (and any GE Unit Owner) further acknowledge and agree that their respective estates in and to the NBC Units and the GE Units are and shall be subject and subordinate to any and all liens as may, from time to time, be filed against such Units, as applicable, pursuant to the terms of this Agreement and the Declaration.

(c) Without limiting the generality of Sections 4.09(a) and (b), in the event that any Owner shall fail to pay all or any portion of Building Expenses or Reimbursable Costs for any Computation Year, or shall fail to make any other payment required of it under this Agreement, then, upon not less than ten (10) days’ prior written notice from the Board, the non- defaulting Owners shall pay the defaulted amount in the name and on behalf of the defaulting Owner (as a demand loan to such defaulting Owner, recoverable out of, inter alia, the proceeds of any lien imposed pursuant to the Declaration. In such event, the liability of each non-defaulting Owner shall be limited to that percentage of the defaulted amount which is equal to the non-defaulting Owner’s Proportionate Share divided by the aggregate Proportionate Share of all of the non-defaulting Owners.

4.10 Management Fees.

(a) It is expressly agreed that NBC and GE shall pay to RCPT (or to any managing agent appointed by RCPT, as RCPT may direct NBC and GE from time to time) an annual management fee (the “Management Fee”) calculated as provided in this Section 4.10. The

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Management Fee shall be calculated on an annual basis, and shall consist of the following amounts, computed as follows:

(i) the sum of [***] for each one thousand (1,000) 1968 Rentable Square Feet contained in the NBC Units or GE Units, as applicable, such that the total amount payable under this subsection 4.10(a)(i) on account of the NBC Units or GE Units, as applicable, as presently constituted, shall be the sum of [***]; plus

(ii) an amount equal to [***] of all Shared Costs payable by NBC to the Operator under the REA, (but excluding therefrom all such Shared Costs payable on account of electricity, gas or steam); plus

(iii) an amount equal to [***] of all Shared Costs payable by NBC to the Operator under the REA on account of electricity, gas or steam; plus

(iv) an amount equal to [***] of all Building Expenses and Reimbursable Costs payable by NBC and GE to the Board under Section 4.07 (but excluding therefrom all Building Expenses and Reimbursable Costs on account of electricity, gas or steam); plus

(v) an amount equal to [***] of all Building Expenses and Reimbursable Costs payable by NBC and GE to the Board pursuant to Section 4.07 on account of electricity, gas or steam; plus

(vi) an amount equal to [***] of the following amounts:

(A) all amounts payable annually by NBC to the Operator for Shared Costs pursuant to the REA;

(B) all amounts payable by NBC and GE to the Board pursuant to Section 4.07 on account of Building Expenses and Reimbursable Costs, and

(C) all amounts payable by NBC and GE to the Board pursuant to the provisions of Sections 4.10(a)(ii), (iii), (iv) and (v).

(b) Prior to the commencement of each Computation Year, RCPT shall determine, and shall provide NBC and GE with a copy of, an estimate of the Management Fee for such Computation Year, setting forth, in reasonable detail, the items comprising the Management Fee, and their anticipated costs (a “Management Fee Estimate”). NBC and GE shall pay to RCPT, on the first day of each calendar month during such Computation Year, 1/12th of the Management Fee for such Computation Year, based upon such estimate. Any omission or delay in delivering a Management Fee Estimate for any Computation Year shall not relieve NBC or GE from liability for payment of the Management Fee. In such event, NBC and GE, pending

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delivery of a Management Fee Estimate, shall pay monthly installments of the Management Fee in an amount equal to the monthly installments of the Management Fee for the immediately preceding Computation Year. If, upon delivery of a Management Fee Estimate, the monthly installments on account of the Management Fee paid by NBC and GE for the portion of such Computation Year prior to the delivery of such Management Fee Estimate shall be greater or less than the estimated Management Fee payable by NBC and GE pursuant to such Management Fee Estimate, then, promptly after receipt of such Management Fee Estimate, NBC and GE shall, in the case of an underpayment, promptly pay to RCPT an amount equal to the underpayment, or RCPT shall, in the case of an overpayment, promptly pay to NBC and GE an amount equal to the overpayment. If, during any Computation Year, RCPT shall determine that the then-current Management Fee Estimate for such Computation Year is or will become inaccurate, RCPT shall issue a revised Management Fee Estimate for such Computation Year, and the obligation of NBC and GE to make payments on account of the Management Fee for such Computation Year shall be adjusted in accordance with provisions of the foregoing sentence. As soon as practicable after the end of each Computation Year, and in any event within one hundred twenty (120) days thereafter, RCPT will deliver to NBC and GE a final determination of the actual Management Fee for such Computation Year (a “Management Fee Statement”). If, upon delivery of such Management Fee Statement, the monthly installments on account of the Management Fee paid by NBC and GE for such Computation Year shall be greater or less than the Management Fee payable by NBC for such Computation Year, as finally determined, then, promptly after receipt of the Management Fee Statement, NBC and GE shall, in the case of an underpayment, promptly pay to RCPT an amount equal to the underpayment, or RCPT shall, in the case of an overpayment, promptly pay to NBC and GE an amount equal to the overpayment.

(c) The obligations of the NBC Unit Owners and the GE Unit Owners to pay Management Fees under this Agreement may be allocated by agreement among the NBC Unit Owners and/or the GE Unit Owners from time to time, which allocation, as to successors-in-interest to NBC or GE as Owners, shall be made in accordance with the respective Proportionate Shares of the NBC Unit Owners and the GE Unit Owners, unless the NBC Unit Owners and the GE Unit Owners provide the Board with evidence reasonably satisfactory to the Board that any such successor Owner receives a disproportionate share of the services or other benefits provided hereunder.

ARTICLE 5

Rights and Obligations of NBC and GE

5.01 Covenants of NBC and GE.

(a) NBC shall maintain and repair all of the NBC Units and the NBC Systems, and make all necessary repairs and replacements thereto in order to comply with the Building Standard.

(b) GE shall maintain and repair all of the GE Units, and make all necessary repairs and replacements thereto in order to comply with the Building Standard.

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(c) Except as expressly provided in Section 17.03, neither NBC nor GE shall make any claim against the Board for any injury or damage to it or to any other person or for any damage to, or loss (by theft or otherwise) of, or loss of use of, any property of it or of any other person, irrespective of the cause of such injury, damage or loss, it being understood that no property other than such as might normally be brought upon or kept in the NBC Units or the GE Units as an incident to the reasonable use of the NBC Units or the GE Units, as applicable, for the purposes herein specified will be brought upon or kept in the NBC Units or the GE Units.

(d) Neither NBC nor GE shall permit the use of any contractors, workmen, labor, material or equipment in the performance of any Change or in connection with any NBC System if the use thereof, in the Board’s reasonable judgment, will disturb harmony with any trade engaged in performing any other work, labor or service in or about the Condominium Buildings or the Center or contribute to any labor dispute.

(e) Each of NBC and GE shall comply with all Legal Requirements and Insurance Requirements applicable to the NBC Units or the GE Units, as applicable, or any portion thereof or, in the case of NBC, to any NBC System, to its use thereof or to its keeping, performance or observance of any covenant, agreement, term, provision or condition of this Agreement. Each NBC Unit Owner and GE Unit Owner shall give prompt notice to the Board of any written notice it receives of the violation of any Legal Requirements affecting any NBC Unit or GE Unit, as applicable, or the Condominium Buildings, and, subject to Section 5.02(d), shall comply, and cause all Occupants of its respective Units to comply, with all Insurance Requirements and Legal Requirements applicable to such Owner’s Units or any portion thereof and, in the case of the NBC Units, the NBC Systems; provided, however, that no Owner shall have any obligation to comply or cause any Occupant of its Unit to comply with the terms of any Preservation Agreement, except to the extent that any portion of such Owner’s Unit has been designated a Landmark or is bound by or subject to such Preservation Agreement, or such Owner has otherwise agreed to be bound thereby.

(f) Each of NBC and GE shall wash the interior and exterior of all windows in the NBC Units or GE Units, as applicable, served by the Window Washing System in accordance with the Building Standard and all applicable Legal Requirements and Insurance Requirements. No Occupant of any of the NBC Units or the GE Units shall, without the approval of the Board, place or suffer to be placed or maintained (i) on any door, wall or window of any Unit which is visible from outside such Unit, on the exterior of the Real Property or upon any door, wall or window of the Building Common Elements, any sign, awning or canopy, decoration, lettering or advertising matter or other thing of any kind or (ii) anything within a Unit which shall be visible from the exterior thereof other than ordinary furniture, furnishings, fixtures and equipment.

5.02 Rights of NBC and GE. Subject to all the covenants, agreements, terms, provisions and conditions of this Agreement:

(a) Each of NBC and GE shall have the right to enter into arrangements with such parties as it shall elect for the delivery to the NBC Units or GE Units, as applicable, for use

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therein of ice, drinking water, food, beverages, towels, linen, uniforms, barbering, manicuring, bootblacking, or similar or related services.

(b) Each of NBC and GE may, at its expense, install within the NBC Units or GE Units, as applicable, directional, informational and other lettering or signs, advertisements, trademarks, emblems, notices or logos; provided, however, that (i) no such items shall be visible from outside any exterior window and (ii) no such items otherwise visible from outside the NBC Units or GE Units, as applicable, shall be inconsistent (in style, quality, size or otherwise) with the character of the Condominium Buildings as a superior first-class office environment.

(c) Each of NBC and GE may locate safes and other heavy objects in portions of the NBC Units or GE Units, as applicable, as are safely capable of withstanding the loads imposed by such objects; such objects may be brought into the Units only via freight elevators and service entrances (at times reasonably designated by the Board) and only if such elevators are safely capable of handling such objects.

(d) NBC and GE shall have the right to contest by appropriate legal proceedings, in the name of it or the Board or both, without cost or expense to the Board, the validity or application of any Legal Requirement or Insurance Requirement which NBC and/or GE, as applicable, is or may be obligated to comply with pursuant to this Agreement (a “Contested Law”), and if compliance therewith pending the prosecution of any such proceeding may legally be held in abeyance without the incurrence of a lien, charge or liability of any kind against the Condominium Buildings or the Real Property and without subjecting RCPT or the Board to any civil liability in respect of which the Board and RCPT is not indemnified by NBC or GE, as applicable, pursuant to a written indemnification agreement reasonably acceptable to the Board or RCPT (or in respect of which such indemnification is unenforceable) or any criminal liability for failure so to comply therewith, it may postpone compliance therewith until the final determination of any proceedings, provided that all such proceedings shall be prosecuted with due diligence and dispatch, and if any lien or charge is incurred by reason of non-compliance, it may nevertheless make the contest and delay compliance as aforesaid, provided that it furnishes to the Board security, reasonably satisfactory to the Board, against any loss or injury by reason of such non-compliance or delay and prosecutes the contest with due diligence. The Board shall execute and deliver any papers which may be necessary or proper to permit NBC and/or GE to contest the validity or application of any Contested Law.

(e) For so long as RCPT or an RCPT Affiliate shall own a leasehold interest in the portion of the Center including the parking garage located on West 49th Street beneath 10 Rockefeller Plaza, RCPT shall, at NBC’s request, arrange for up to 40 monthly parking permits to be provided to NBC at the rates available to the general public.

5.03 Review and Comment.

(a) Subject to emergencies, the Board and RCPT shall afford NBC a reasonable opportunity for prior review and comment on the following:

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(i) RCPT’s capital improvement plans for the Center to the extent that they affect the Condominium Buildings;

(ii) construction work by RCPT in the Center when NBC’s operations may be affected;

(iii) all planned roof modifications by RCPT or its tenants, on the roofs of the Center buildings which are wholly owned by RCPT, that may impair the operation of NBC’s satellite systems in the Center;

(iv) major changes planned by the Board or RCPT, as appropriate, relating to street and other access to the Condominium Buildings and physical features or use of the street floor lobby of the Condominium Buildings;

(v) the development of basement area master plans within the Condominium Buildings;

(vi) any planned reductions in the Board’s security staff for the Condominium Buildings;

(vii) any agreement or arrangement with any party for provision of an Outside Service relating to steam, water, electricity or other utility; and

(viii) any proposed Preservation Agreement, or modifications to any existing Preservation Agreement.

(c) The Board shall, to the extent reasonably practicable, consult with NBC concerning any action to be taken by the Board pursuant to Section 8.04(a) (it being understood that the subject matter of any such consultation shall include the necessity or appropriateness of any such action which has or may have an impact on NBC/Designee Property) and any proposed permanent discontinuance of doors, passages or conveniences pursuant to Section 8.05.

(d) The Board, RCPT, and NBC shall reasonably cooperate and consult with one another with respect to the initiation by any party of any new matter with any Governmental Authorities (including, without limitation, the Landmarks Preservation Commission) which would affect any of the other parties in any material way.

(e) Wherever this Agreement provides that any party shall have a right or opportunity to review, consult or comment, such party shall have no right of consent or approval with regard to the matter in question, unless expressly provided for.

(f) Neither the Board nor RCPT shall have any obligations under this Section 5.03 if either (i) the area in the Condominium Buildings occupied by NBC and NBC’s Affiliates falls below 300,000 Net Rentable Square Feet, or (ii) NBC, together with NBC’s Affiliates, shall no longer be the occupant of the largest amount of Net Rentable Square Feet in the Condominium Buildings.

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5.04 Special NBC/Designee Property.

(a) NBC (or at NBC’s option, a Designee) shall hold legal and beneficial title to all equipment, systems, facilities, fixtures and capital improvements which are installed or constructed at NBC’s or a Designee’s expense in or to serve the NBC Units or any portions thereof. Such equipment, systems, facilities and capital improvements, together with any equipment, systems, facilities and capital improvements now owned by the Board which may hereafter be conveyed by the Board to NBC or a Designee, as the same may be upgraded, altered or replaced by NBC or a Designee, in order to serve the NBC Units or any portion thereof, are collectively called “NBC/Designee Property”). Any NBC/Designee Property (other than any NBC/Designee Property which constitutes equipment, facilities or building materials so incorporated into the Condominium Buildings that removal thereof would have a material adverse effect on the structural integrity of the Condominium Buildings; NBC/Designee Property of the type described in this parenthetical being called “Special NBC/Designee Property”) may (subject to all the covenants, agreements, terms, provisions and conditions of this Agreement) be upgraded, removed, altered or replaced by NBC at its option from time to time, provided that any damage to the Condominium Buildings resulting therefrom shall be promptly repaired at NBC’s expense. NBC or a Designee shall at all times own legal and beneficial title to Special NBC/Designee Property. Special NBC/Designee Property shall not be removed (unless replaced with equivalent equipment or materials sufficient to maintain the structural integrity of the Condominium Buildings, as the case may be). The Board acknowledges that (i) it shall have no interest whatsoever in any NBC/Designee Property and (ii) any NBC/Designee Property may be subject to security interests and other claims by third parties; provided, however, that if any Special NBC/Designee Property is subject to any such security interest or other claim or is owned by a Designee, then, concurrently with the granting or creation of such security interest or other claim or the acquisition of title by a Designee, NBC shall cause the holder of such security interest or other claim or a Designee, as the case may be, to execute and deliver to the Board an agreement reasonably satisfactory to the Board which confirms that such holder or a Designee, as the case may be, (and its successors and assigns) subordinates its interests in such Special NBC/Designee Property to the lien in favor of the Board which may be imposed pursuant to this Agreement and the Declaration and By-Laws. NBC/Designee Property for which the IDA is the Designee is and shall remain the subject of the Facilities Lease, dated as of December 1, 1988, between IDA as lessor and NBC as lessee, as the same may be modified from time to time. Ownership by a Designee or any other person or entity of any NBC/Designee Property shall not relieve NBC from its obligations under this Section 5.04(a) with respect to any such NBC/Designee Property.

(b) Any Tax Benefits available with respect to NBC/Designee Property shall accrue to the benefit of NBC or a Designee, as the case may be. “Tax Benefits” shall mean any rehabilitation tax credit or investment tax credit or comparable credit, all depreciation or amortization deductions, and any other federal, state, local or other income, sales or franchise tax benefits in respect of NBC/Designee Property. NBC or a Designee shall be deemed to be the owner of NBC/Designee Property for all federal, state and local income and franchise tax purposes. The Board and NBC shall reasonably cooperate with each other in taking any actions necessary to entitle the owner of NBC/Designee Property to such Tax Benefits, provided,

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however, that neither the Board nor NBC shall be required to take any such action unless and until the other party so requests in writing, and only if the party making the request agrees in advance to reimburse the other party for any expenses, losses or Additional Taxes such other party may incur as a result of taking such actions. “Additional Taxes” shall mean the excess, if any, of any federal, state, local or other taxes on income, real property, transfers, sales, occupancy or commercial use of real property, or similar amounts over the amounts such other party would have incurred for such items had such other party not taken such actions with respect to NBC/Designee Property. Certain items of NBC/Designee Property shall, at the option of NBC, be the subject of a lease or a financing agreement between NBC and a Designee.

(c) The Board shall (i) permit the exercise of any of NBC’s rights under this Agreement with respect to NBC/Designee Property by a Designee, and (ii) accept performance by a Designee of any of NBC’s obligations under this Agreement with respect to NBC/Designee Property.

(d) If the Board receives (i) condemnation proceeds specifically identified in the award of such proceeds by the condemning authority as being made in respect of NBC/Designee Property (other than Special NBC/Designee Property), or (ii) insurance proceeds from an insurance policy maintained by NBC in respect of NBC/Designee Property (collectively, “Proceeds”) the Board shall, at NBC’s request (and on behalf of NBC), request that such holder make such Proceeds available to NBC and, at NBC’s expense, take all steps and furnish all documents reasonably required in connection therewith. If any Proceeds are made available to the Board, the Board shall, promptly upon receipt of such Proceeds, pay the same to NBC. Without limiting any of the Board’s rights under the Declaration or the By-Laws, in the event NBC receives any condemnation proceeds in connection with any condemnation affecting any Special NBC/Designee Property, NBC shall be liable to the Board for that portion of the award payable in respect of the Special NBC/Designee Property affected by such condemnation equal to the costs incurred by the Board in restoring the structural integrity of the Condominium Buildings as a result of such condemnation. In any condemnation proceeding affecting Special NBC/Designee Property, the Board shall have the exclusive right to control such proceeding to the extent related to such Special NBC/Designee Property (including, in connection therewith, the right to present evidence of the value of such Special NBC/Designee Property, and to settle such proceeding to the extent related thereto).

ARTICLE 6

Alterations.

6.01 Qualified Changes.

(a) Neither NBC nor GE shall make any alteration, change, addition, improvement, repair or replacement in, to, or about, the NBC Units, the GE Units or the Condominium Buildings, nor do any work in such connection (herein called a “Change”), without in each case the prior consent of the Board, and then only at such party’s expense and by workmen of the Board or by an Approved Contractor, and in a manner and upon terms and

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conditions and at times, satisfactory to and approved by the Board. Each Change shall at all times comply with (1) all Legal Requirements and Insurance Requirements, (2) the reasonable rules and regulations of the Board pertaining to the performance thereof and (3) drawings and specifications prepared by and at the expense of such party and approved by the Board prior to the execution of the work provided for therein, which approval shall not be unreasonably withheld or delayed. No such approval or consent hereinabove referred to in this Section 6.01(a) (including the approval referred to in the foregoing clause (3)) shall be required in connection with any Change (a “Qualified Change”) which (i) is not structural, (ii) will effect changes only within the NBC Units or the GE Units, as applicable, (iii) will not involve connections to or modification to Building Systems not wholly within the NBC Units and the GE Units, unless such Building Systems serve the NBC Units and the GE Units exclusively and do not materially and adversely affect any space in the Center other than or in addition to the NBC Units or the GE Units, and (iv) does not affect the landmark status of the Condominium Buildings or otherwise require the Board to obtain the consent or approval of any Governmental Authority, or of The New York Landmarks Conservancy, Inc. or any other party entitled to consent or approve such Change under any Preservation Agreement. For the purposes hereof, “structural” shall mean renovations or alterations that change, modify or penetrate the load bearing structural elements, outside walls, roof, or floor slabs or otherwise affect the external appearance or the use of the Condominium Buildings. Notwithstanding the foregoing, with respect to temporary construction, interconnecting stairways or core drilling, the fact that such renovations or alterations would be deemed structural shall not preclude such work from being deemed Qualified Changes, and the criteria set forth in this Section 6.01(a) shall be applied thereto without regard to the provisions of clause (i) hereof.

(b) Any Qualified Change may be performed at such time or times as NBC or GE, as applicable, may determine and without being subject to any rules or regulations of the type described in clause (2) of Section 6.01(a), provided that the performance thereof does not materially interfere with any other Occupant nor with the Board’s operation and maintenance of the Condominium Buildings, and neither NBC nor GE shall be required to obtain the Board’s prior approval to any drawings or specifications for any Qualified Change. Within 90 days after completion of any Change, the party making such change shall furnish the Board with complete “as built” plans and specifications for such Change; if any party requests that the Board give a consent or an approval pursuant to this Section 6.01(b), such consent or approval shall not be unreasonably withheld or delayed and, in the case of any drawings and specifications for any Change (other than a Qualified Change, for which no such drawings and specifications are required), the Board’s considerations in granting or withholding such consent or approval shall be confined to matters of appropriate concern to the Board, including assuring against material adverse effects on the structural integrity of any portion of the Condominium Buildings, on the Building Common Elements, on the Board’s ability to serve the needs of other Occupants, on the use by other Occupants of their Units, on fire-safety and other emergency systems and procedures in the Condominium Buildings maintained and operated by the Board and in compliance with all applicable laws and insurance requirements; and if for any reason the Board shall fail to respond to such request (specifying, in the case of a withholding of a consent or in the case of a disapproval, the reasons for the withholding or the disapproval in reasonable detail)

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on or before the last day of the 20-day period (or, if an emergency exists which has arisen from causes beyond the reasonable control of the party making such request, such shorter period as such party shall reasonably determine and communicate to the Board) following the date of the request by such party, such party may at any time thereafter make a second request for such consent or approval and if such party shall make the second request the Board shall be deemed to have given its consent or approval, as the case may be, unless the Board gives such party notice of the withholding of consent or of disapproval (which notice shall specify the reasons for the withholding or the disapproval in reasonable detail) on or before the last day of the 5-Business Day period (or, if an emergency exists which has arisen for causes beyond the reasonable control of the party making such request, such shorter period as such party shall reasonably determine and communicate to the Board) following the date of the second request. The Board, NBC and GE shall, in lieu of the foregoing, jointly develop procedures by which any required review of a Change may be expedited. If a court of competent jurisdiction shall hold that any particular Change is not in fact a Qualified Change, then the party which made such Change shall, at the Board’s request, promptly restore the NBC Units or GE Units, as applicable, to their condition immediately prior to the making of such Change.

(c) NBC and GE shall promptly and duly pay all costs and expenses incurred for or in connection with any Change made by either of them. NBC and GE shall not permit work to be undertaken in connection with any Change or any NBC System unless worker’s compensation insurance is carried by such party and each of its Approved Contractors and subcontractors and unless insurance protecting such party and its Approved Contractors and subcontractors, and also protecting the Board and RCPT, against liability for bodily injuries and death, as well as for property damage, arising out of or in connection with the performance and completion of such work shall be procured and maintained in full force and effect throughout the prosecution thereof, at the sole cost and expense of such party and/or its Approved Contractors and subcontractors. All such insurance shall be subject to the prior approval of the Board as to form, amounts and insurers, which approval shall not be unreasonably withheld or delayed. The party making a Change shall furnish certificates of such insurance, if so requested by the Board, prior to the commencement of such Change.

(d) Each of NBC and GE shall give the Board reasonable prior notice of the initiation by such party of communications with the Landmarks Preservation Commission (or any successor thereto) relating to any new matter subject to such Commission’s approval, and the Board shall reasonably cooperate with such party with respect to all applications made by such party to such Commission. The Board shall, at the request and expense of the requesting party, promptly execute applications to such Commission or the Department of Buildings or any other municipal authority having jurisdiction in respect of any Qualified Change (where the Board’s execution of such application is required) upon receipt of certification by the requesting party to the Board that (i) the proposed work is a Qualified Change, and (ii) the application complies as to form and substance in all material respects with the requirements for such application.

(e) Notwithstanding the provisions of Section 6.01(a) and (c): (i) NBC and GE shall not be required to obtain the approval of the Board to any insurer that is an Approved

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Insurer, and (ii) the Board shall be deemed to have approved the form and amount of any insurance coverage required under Section 6.01(a) or (c) if such form has been filed with or approved by the Insurance Department of the State of New York and if the amount of coverage provided by such party is not less than the amount of coverage that the Board from time to time requires other Occupants of the Condominium Buildings or contractors retained by the Board to carry for similar work. The Board shall confirm such amount from time to time at the request of such party.

(f) Each Owner making any Change (the “Indemnifying Owner”) shall defend, indemnify and hold harmless the Board and all other Owners against all liability (statutory or otherwise), claims, suits, demands, damages, judgments, costs, interest and expenses (including attorneys’ fees and disbursements incurred in the defense thereof) which the Board or such other Owners may be subject to or suffer by reason of the Indemnifying Owner’s performance of any Change that subjects the Board or such other Owners to Legal Requirements or Insurance Requirements to which the Board or such other Owners would not otherwise be subject, it being understood that (i) if the Board and such other Owners are so subjected to Legal Requirements or Insurance Requirements as a result of expenditures by the Board, such other Owners and/or the Indemnifying Owner in respect of Changes that in the aggregate exceed any relevant legal threshold amount for the period in question, the amount of the Indemnifying Owner’s liability therefor under this Section 6.01(f) shall be limited to a pro rata share of such liability in the same proportion as (A) the aggregate amount of such expenditures by the Indemnifying Owner bears to (B) the aggregate amount of such expenditures by the Board, such other Owners and/or the Indemnifying Owner. Each Owner and the Board shall furnish to any other Owner, on request, an accounting, in detail reasonably sufficient for the purpose, of the amounts of such expenditures made by it, and by the other Owners, to the extent the Board has notice or actual knowledge thereof, during any relevant period; and (ii) the Board and all Owners shall cooperate with one another to coordinate their respective spending programs that might result in any relevant legal threshold amount being exceeded in the period in question, such cooperation to include limiting their respective spending on a pro rata basis (based on square footage) so as to avoid any threshold amount being exceeded.

6.02 Rules and Regulations. All Rules and Regulations created by the Board concerning Changes shall (i) recognize NBC’s unique needs as a Broadcaster, (ii) be confined to the impact of the performance of such Change on areas outside of the NBC Units and the GE Units, the Building Common Elements and the structural integrity of the Condominium Buildings, (iii) not impose any economic burden (other than a de minimis burden) on NBC, unless such rules or regulations are required by Legal Requirements or Insurance Requirements or by the specific nature of the Change in question, and (iv) otherwise apply to all Owners in a non-discriminatory manner. The Board shall not make any change in the Rules and Regulations concerning Changes if doing so would make any particular Change which NBC has committed to do (as evidenced by a contract or other written instrument) materially more costly or time consuming.

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ARTICLE 7

Transfer of NBC Units and GE Units

7.01 General Restriction on Transfer of NBC Units and GE Units.

(a) Except as otherwise provided in Section 7.02, the NBC Group (as hereinafter defined) covenants and agrees that, prior to October 1, 2022, no portion of the NBC Units or the GE units (collectively the “NBC/GE Units”) shall be sold, leased, subleased assigned or otherwise transferred pursuant to any agreement or transaction by reason of any act or omission, whether written or oral, voluntary or involuntary, by operation of law or otherwise (each of the above being hereinafter referred to as a “Transfer”), without the prior written consent of RCPT in each instance, which consent shall be deemed granted if the Transfer conforms to the provisions of Section 7.02 (a Transfer shall include the sale or other disposition of the ownership interests in any Person all or substantially all of the assets of which are directly or indirectly the NBC/GE Units). In all other events, RCPT shall respond to any request by the NBC Group to Transfer all or any portion of the NBC/GE Units within ten (10) Business Days after RCPT’s receipt of a written request for such consent accompanied by such documentation as may be reasonably required by RCPT; provided, however, that RCPT may extend such ten (10) Business Day period for an additional period of up to thirty (30) days in the event that RCPT determines, in its reasonable judgment, that special or unusual factors are presented by such request. If written consent is required because the Transfer does not conform to the provisions of Section 7.02, and RCPT is willing to grant such consent, it shall be evidenced by the delivery of, and shall be subject to all of the covenants, agreements, terms, provisions and conditions set forth in, a consent instrument duly executed by RCPT, the NBC Group and the Transferee (as hereinafter defined). If the NBC Group shall not have otherwise provided notice, the NBC Group (or any other transferor, as applicable) shall provide RCPT with not less than ten (10) Business Days prior written notice of any proposed Transfer and the identity of the proposed Transferee. Whether or not a consent instrument is required, the violation by the NBC Group or its Transferee of any covenant, agreement, term, provision or condition set forth in this Agreement shall entitle RCPT to all of the rights and remedies provided for in this Agreement, at law, in equity or otherwise. Notwithstanding anything set forth in this Article 7 to the contrary, all of the restrictions contained in Sections 7.01 and 7.02 shall terminate and be of no further force or effect from and after October 1, 2022. The term “Transferee” shall mean any Person that has become an owner, tenant, subtenant or assignee of or another type of transferee of any NBC/GE Units pursuant to a Transfer.

(b) For the purposes of this Article 7, (i) the term “NBC Group” shall mean the Trust, any Person (other than the Trust) which is the lessor in connection with a Sale- Leaseback Transaction (as hereinafter defined) (a “Successor Trust”), NBC and GE, collectively, and (ii) except as otherwise provided in this Article 7, any Transfers made by the Trust, any Successor Trust, NBC or GE pursuant to Section 7.02 shall be deemed to have been made by the NBC Group, so that all Transfers made by the Trust, any Successor Trust, NBC or GE in any given period of time are aggregated for the purposes of Section 7.02. Any Transfer from the

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Trust to a Successor Trust or from a Successor Trust to another Successor Trust shall not be deemed to be a Transfer for the purposes of this Article 7.

7.02 Limited Transfer Rights; Conditions to Transferability.

(a) (i) From and after January 1, 1998, the NBC Group shall have the right to Transfer up to eighty-five thousand (85,000) Net Rentable Square Feet of space in the NBC/GE Units in any Computation Year (collectively, with all other restrictions set forth in this Article 7 which limit the number of Net Rentable Square Feet in the NBC/GE Units which may be Transferred, the “Square Foot Restrictions”) commencing with the 1998 calendar year, subject to compliance with (1) the restrictions contained in Section 7.02(d) (the “FMV Restrictions”), the restrictions contained in Section 7.02(e) (the “Prospect Restrictions”), the restrictions contained in Section 7.02(f) (the “Eligibility Restrictions”), and the restrictions contained in Section 7.02(i) (the “User Restrictions”), and (2) RCPT’s right of first offer, as more particularly described in Section 7.02(g) (the “RCPT Right of First Offer”) (the Square Foot Restrictions, the restrictions referred to in clause (1) of this Section 7.02(a)(i) and the RCPT Right of First Offer referred to in clause (2) of this Section 7.02 (a)(i) are referred to herein collectively as the “Transfer Restrictions”). Without limiting the generality of the foregoing, if the NBC Group does not Transfer eighty-five thousand (85,000) Net Rentable Square Feet of space in the NBC/GE Units in any given Computation Year, then, in such event, the NBC Group shall have the right, during the next succeeding Computation Year, to Transfer (A) eighty-five thousand (85,000) Net Rentable Square Feet of space in the NBC/GE Units (the “Annual Allocation”), plus (B) that portion of the Annual Allocation for the prior Computation Year which was not Transferred (using the earliest available first) (the “Carryover Space” and, collectively with the Annual Allocation, the “Annual Section 7.02(a) Allocation”).

(ii) If any space in the NBC/GE Units is Transferred pursuant to a lease, the lessee of such space shall have the same rights and be subject to the same restrictions that are afforded to or imposed upon the NBC Group in this Section 7.02(a); provided, however, that any Transfer in any given Computation Year which is a sublease of (or an assignment of the lessee’s interest in) such space shall be deemed to have been made by the owner of such space and shall be counted against the Annual Section 7.02(a) Allocation for the then current Computation Year applicable to such owner, in the same manner, and to the same extent, as if such owner had actually Transferred such space directly.

(iii) Subject to Section 7.02(b)(iii), any purchaser of space in the NBC/GE Units shall have the same rights and be subject to the same restrictions that are afforded to or imposed upon the NBC Group in this Section 7.02(a); provided, however, that such rights shall not become effective until the second anniversary of the date of the Transfer of such space to such purchaser (such two-year period being referred to herein as the “Lockout Period”). Notwithstanding the foregoing, if a purchaser shall Transfer any space in the NBC/GE Units in any Computation Year during the Lockout Period applicable to such space (other than in compliance with the terms of this Article 7), then, in addition to all rights at law and in equity that RCPT shall have against such purchaser and its Transferee, such Transfer shall be deemed to have been made by the most recent owner in the chain of title to such NBC/GE Units that still

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owns space in the NBC/GE Units and shall be counted against the Annual Section 7.02(a) Allocation for the then current Computation Year applicable to such owner, in the same manner, and to the same extent, as if such owner had actually Transferred such space directly.

(iv) Notwithstanding anything to the contrary in Section 7.02(a)(iii), any owner of space in the NBC/GE Units (other than the NBC Group) may lease such space pursuant to Section 7.02(a)(i) without such Transfer being counted against the Annual Section 7.02(a) Allocation of any Person, provided such space is Expansion Space (as hereinafter defined).

(b) (i) If, at any time after January 1, 1998, NBC or GE becomes a party to a bona fide transaction (a “Third-Party Sale”) pursuant to which thirty per cent (30%) or more of any of (A) the equity ownership of NBC, (B) the assets of NBC, or (C) the revenue-generating operations of NBC at the Condominium Buildings are sold to (or transferred by way of merger or otherwise to) a Person which is not an Affiliate of NBC, or if at any time after January 1, 2002, NBC is significantly restructured (a “Restructuring”), then the NBC Group shall have the right to Transfer all or any portion of the NBC/GE Units during the five (5) year period following the consummation of such Third-Party Sale or Restructuring, as the case may be, subject to the limitation that no more than two hundred eighty thousand (280,000) Net Rentable Square Feet of space in the NBC/GE Units may be Transferred by the NBC Group in any Computation Year (the “Annual Section 7.02(b) Allocation”), and further subject to compliance with the Transfer Restrictions (except for the Square Foot Restrictions). If, during the five (5) year period referred to in the immediately preceding sentence, any Transferee of space in the NBC/GE Units effects a Third-Party Sale or a Restructuring with respect to itself, and as a result of such Third-Party Sale or Restructuring, such Transferee is entitled, pursuant to Section 7.02(b)(vi), to Transfer space in the NBC/GE Units pursuant to this Section 7.02(b)(i), then such five (5) year period shall be extended for three (3) additional years with respect to the NBC Group only. In the event that a Third-Party Sale shall have occurred after January 1, 1998 or a Restructuring shall have occurred after January 1, 2002, the NBC Group shall have the further right, pursuant to this Section 7.02(b), at any time, but on one occasion only, to Transfer not less than fifty per cent (50%) of the NBC Group’s space in the NBC/GE Units to a single Transferee in a single transaction. Such Transfer shall be subject to compliance with the Transfer Restrictions (except for the Square Foot Restrictions). In the event and during the period that the NBC Group shall have the right to Transfer an Annual Section 7.02(b) Allocation under this Section 7.02(b)(i), the Annual Section 7.02(a) Allocation under Section 7.02(a)(i) applicable to the NBC Group shall be zero. In the event and during the period that any other Person shall have the right, pursuant to Section 7.02(b)(vi), to Transfer an Annual Section 7.02(b) Allocation under this Section 7.02(b)(i), the Annual Allocation under Section 7.02(a)(i) applicable to such Person shall be eighty-five thousand (85,000) Net Rentable Square Feet of space in the NBC/GE Units, and the Carryover Space shall be an amount of Net Rentable Square Feet as provided in Section 7.02(a)(i).

(ii) If any space in the NBC/GE Units is Transferred under Section 7.02(b)(i) pursuant to a lease, any Transfer in any given Computation Year that is a sublease of (or an assignment of the lessee’s interest in) such space shall be deemed to have been made by the owner of such space and shall be counted first against the Annual Section 7.02(b) Allocation for the then current Computation Year applicable to such owner, and second against the Annual

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Section 7.02(a) Allocation for the then current Computation Year applicable to such owner, in the same manner, and to the same extent, as if such owner had actually Transferred such space directly.

(iii) Any purchaser of space in NBC/GE Units Transferred pursuant to Section 7.02(b)(i) shall have the same rights and be subject to the same restrictions that are afforded to or imposed upon the NBC Group in Section 7.02(a); provided however, that any such Transferee which effects a Third-Party Sale or a Restructuring with respect to itself shall not be subject to the proviso set forth in the first sentence of Section 7.02(a)(iii).

(iv) For the purposes of this Section 7.02(b), any space in the NBC/GE Units which is Transferred in any given Computation Year by any Person pursuant to the first sentence of Section 7.02(b)(i) shall be aggregated with every other Transfer of space in the NBC/GE Units in such Computation Year made by every other Person pursuant to the first sentence of Section 7.02(b)(i). Such aggregated Transfers shall be counted against the Annual Section 7.02(b) Allocation for such Computation Year, which Annual Section 7.02(b) Allocation shall be applicable to all Persons that have the right to Transfer space in the NBC/GE Units pursuant to the first sentence of Section 7.02(b)(i), in the same manner, and to the same extent, as if each such Person had actually Transferred all of such space directly.

(v) Notwithstanding anything to the contrary in this Article 7, no Person or Affiliated group of Persons may Transfer more than two hundred eighty thousand (280,000) Net Rentable Square Feet of space in the NBC/GE Units in any Computation Year pursuant to Sections 7.02(a)(i) and 7.02(b)(i), except pursuant to the third sentence of Section 7.02(b)(i) and except as provided in the last sentence of Section 7.02(b)(vi) and the second to last sentence of Section 7.01(a).

(vi) No Transferee of space in the NBC/GE Units pursuant to a transaction permitted under Section 7.02(b)(i) or pursuant to a Third-Party Sale shall be afforded the same rights as the NBC Group under Section 7.02(b)(i) with respect to such space unless such Transferee shall have acquired not less than 400,000 Net Rentable Square Feet of space in the NBC/GE Units in such transaction and such Transferee shall have effected a Third-Party Sale or a Restructuring with respect to itself. Any Transferee pursuant to a transaction permitted under Section 7.02(b)(i) which acquires not less than the greater of (x) fifty per cent (50%) of the total number of Net Rentable Square Feet of space in the NBC/GE Units owned by its seller, or (y) four hundred thousand (400,000) Net Rentable Square Feet of space in the NBC/GE Units, shall have an Annual Allocation of one hundred seventy thousand (170,000) Net Rentable Square Feet of space in the NBC/GE Units for the purposes of Section 7.02(a); provided, however, that the provisions of this sentence shall not apply in the event and during the period that such Transferee has the right to Transfer space in the NBC/GE Units pursuant to the first sentence of Section 7.02(b)(i). Any Person (other than the NBC Group) which owns not less than 350,000 Net Rentable Square Feet in the NBC/GE Units at any time from and after January 1, 2007 shall have the right from and after January 1, 2007, from time to time and in one or more transactions, to Transfer the NBC/GE Units owned by such Person in any given Computation Year, without

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regard to the Square Foot Restrictions, but subject to compliance with the other Transfer Restrictions.

(vii) Notwithstanding anything to the contrary in Section 7.02(b)(ii), any owner of space in the NBC/GE Units (other than the NBC Group) may lease such space without such Transfer being counted against the Annual Section 7.02(b) Allocation of any Person, provided such space is Expansion Space.

(c) Intentionally omitted.

(d) If the NBC Group leases to another Person all or any portion of the NBC/GE Units, any such lease shall be made at not less than the then current net effective market rent for recently leased comparable space in the Center or, if no such comparable space exists in the Center (or if no comparable space in the Center has been leased during the period which is six (6) months prior to the proposed transaction), for recently leased comparable space in comparable buildings in midtown Manhattan (the then current net effective market rent for such comparable space being hereinafter referred to as the “Market Rent”). At such times as the NBC Group shall elect, but prior to consummating any lease with another Person, the NBC Group shall give notice to RCPT that the NBC Group anticipates offering space in the NBC/GE Units to prospective tenants (a “Market Notice”), which Market Notice shall identify the space to be offered for lease and shall include (i) the rental rate, lease term, tenant inducements, and other material financial terms and conditions of the proposed leasing transaction, (ii) a statement by the NBC Group that, taking into account all relevant factors (including such factors as whether or not such transaction would be a sublease, and the amount of any construction contributions or other tenant inducements anticipated to be offered), such rental rate and other terms and conditions constitute not less than the Market Rent for such leasing, and (iii) such other information as the NBC Group shall elect to provide in support of the NBC Group’s contention that such rental rates and other terms and conditions constitute not less than the Market Rent for such leasing. If RCPT, taking into account all relevant factors, including the information contained in the Market Notice, concludes that the proposed leasing is for less than the Market Rent, then RCPT shall give notice to the NBC Group (a “Below Market Notice”) within six (6) Business Days following receipt of the NBC Group’s Market Notice, which Below Market Notice shall set forth the reasons, in reasonable detail, for RCPT’s conclusion. If the NBC Group shall give a Market Notice, and RCPT shall fail to timely deliver a Below Market Notice, then (provided there shall be no subsequent material modification in the proposed terms and conditions set forth in the NBC Group’s Market Notice which in the aggregate is adverse to the lessor) the NBC Group shall be deemed to have satisfied the conditions set forth in this Section 7.02(d), notwithstanding any subsequent increase in the Market Rent relative to the terms set forth in the NBC Group’s Market Notice. In the event of any dispute as to whether the rental rate and other terms and conditions in a Market Notice are less than Market Rent, the NBC Group and RCPT shall submit such dispute to arbitration in accordance with the procedures set forth on Exhibit G annexed hereto and incorporated herein by this reference. If the NBC Group shall fail to sign a lease or letter of intent within eight (8) months from the date of the Market Notice, with respect to all or a portion of the space described in such Market Notice, then such Market Notice

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shall no longer be in effect. The provisions of this Section 7.02(d) shall be applicable only to leasing and subleasing transactions.

(e) The NBC Group shall in no event Transfer any space in the NBC/GE Units to a Prospective Tenant (as hereinafter defined). For the purposes of this Section 7.02(e), “Prospective Tenant” means any prospective tenant of space in the Center with whom RCPT (or any of RCPT’s agents, affiliates, successors or assigns) shall have conducted Substantive Negotiations (as hereinafter defined) during the six (6) month period immediately preceding the date of the most recent Market Notice delivered, or deemed to be delivered, with respect to the space identified in such Market Notice. For the purposes of this Section 7.02(e), “Substantive Negotiations” shall be deemed to have occurred between a prospective landlord and a Prospective Tenant if (i) either party shall have delivered to the other any proposed lease, request for proposal, written offer, term sheet or other proposed document with respect to the leasing of space in the Center, or (ii) the Prospective Tenant shall have attended any meeting(s) for the purpose of negotiating the terms of a proposed lease of space in the Center. For the purposes of this Section 7.02(e) only, a Market Notice with respect to any space shall be deemed to be re-delivered on each six (6) month anniversary of the date of the original Market Notice with respect to such space. Nothing contained in this Section 7.02(e) shall be construed to prohibit or restrict the NBC Group from Transferring (or attempting to Transfer) any space in the NBC/GE Units to any Prospective Tenant if such Prospective Tenant was engaged in Substantive Negotiations with the NBC Group prior to becoming engaged in Substantive Negotiations with RCPT (or any of RCPT’s agents, affiliates, successors or assigns).

(f) The NBC Group shall in no event Transfer any space in the NBC/GE Units to any Person, unless such Person (i) shall be of a character and engaged in a business which are consistent with the Center Standards, (ii) shall not be a Governmental Authority or a subdivision thereof (other than the IDA or a successor agency thereto), and (iii) shall not enjoy any type of diplomatic or sovereign immunity or any exemption from service of process or civil liability in the United States (without regard to whether such immunity or exemption shall have been waived).

(g) Other than a Transfer of NBC/GE Units which is effected as part of a Third-Party Sale, prior to Transferring one or more full floors of space in the NBC/GE Units to any other Person, the NBC Group shall furnish to RCPT a written notice containing all material terms on which the NBC Group would be willing to Transfer such space to RCPT, including a description of all building services which would be supplied to the space in question by means of the NBC Systems, together with a cost estimate for such services (the “Proposed Offer”). Within ten (10) Business Days after its receipt of such Proposed Offer, RCPT shall notify the NBC Group whether it accepts such Proposed Offer, in which event the NBC Group and RCPT shall negotiate in good faith to reach a definitive, final written agreement with respect to such space within sixty (60) days. If RCPT shall not accept such Proposed Offer or if such negotiations shall fail to reach definitive agreement within such sixty (60) days, then, except as set forth below, the NBC Group shall have no further obligation to offer such space to RCPT pursuant to this Section 7.02(g) and thereafter the NBC Group shall be entitled to Transfer such space to any other Person on such terms and conditions as the NBC Group may deem appropriate. If the terms of

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such Transfer are made materially more favorable to such other Person, such that the net effective sale price, net effective rent (including any amounts paid or to be paid for any building services, to the extent that such services are provided by means of the NBC Systems), or other net effective costs of such transaction are reduced by five per cent (5%) or more from the terms which the NBC Group included in the Proposed Offer, then the NBC Group shall notify RCPT, in writing, of such material change, and, in such event, RCPT shall have the right, exercisable within twenty (20) days after receipt of such notice from the NBC Group, to match the terms offered to such other Person. Notwithstanding anything set forth in this Section 7.02(g) to the contrary, if the NBC Group fails to consummate a Proposed Offer within eight (8) months after the date on which RCPT notifies the NBC Group of RCPT’s election not to accept such Proposed Offer (or, if RCPT elects to accept such Proposed Offer but thereafter fails to reach definitive agreement with the NBC Group within sixty (60) days after the date of such acceptance, then within eight (8) months after the expiration of such sixty (60) day period) then, in such event, the NBC Group shall be obligated to reoffer to RCPT the space which is the subject of such Proposed Offer, in accordance with the provisions of this Section 7.02(g), before making any further offers regarding such space, or Transferring such space, to any other Person. Without limiting the generality of the foregoing, any space which is Transferred by the NBC Group in accordance with the provisions of this Section 7.02(g), whether to RCPT (or any Affiliate, assignee or designee of RCPT) or any other Person, shall be treated, for purposes of the Square Foot Restrictions, as Transfers by the NBC Group of space in the NBC/GE Units. If RCPT shall accept any Proposed Offer hereunder, pursuant to which the space described in such Proposed Offer would receive services by means of any of the NBC Systems, and if any such NBC System (or any portion thereof) either (i) serves only such space, or (ii) could be converted or adapted so as to serve only such space, or (iii) could be reconnected to the Building Systems, then, upon the request of the NBC Group, RCPT shall consider, in good faith, the purchase of such NBC System (or the relevant portion thereof) on mutually satisfactory terms and conditions; provided, however, that RCPT shall have no obligation to purchase any such NBC System, or any portion thereof, from the NBC Group, unless such obligation to purchase was included in the Proposed Offer (in which event RCPT shall be obligated to purchase such NBC Systems, or such portions thereof, pursuant to the terms set forth in the Proposed Offer accepted by RCPT).

(h) Notwithstanding anything set forth in Article 7 to the contrary:

(i) NBC or GE shall have the right from time to time to enter into any transaction pursuant to which NBC or, subject to clause (ii) below, any Affiliate of NBC is sold to, enters into a joint venture with, or merges into another Person, or which otherwise results in a change of ownership with respect to NBC, without regard to the Transfer Restrictions. Without limiting the generality of the foregoing, NBC shall have the right, in connection with any such transaction, to Transfer all or any portion of the NBC/GE Units to the purchaser, joint venture or surviving entity which is a party to such transaction.

(ii) The NBC Group shall have the right, at any time and from time to time, to Transfer all or any portion of the NBC/GE Units to an Affiliate of NBC, without regard to the Transfer Restrictions; provided, however, that, for the purposes of this

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Article 7, any such space which shall have been Transferred to an Affiliate of NBC shall be deemed to be space which is still occupied and controlled by NBC, and, as such, shall be subject to all of the Transfer Restrictions.

(iii) The NBC Group shall have the right, at any time and from time to time, to grant one or more mortgages with respect to all or any portion of the NBC/GE Units, and such grant shall not be deemed to be a Transfer under this Article 7. Notwithstanding anything set forth in this Article 7 to the contrary, the following Transfer rights shall apply to (and shall be available only to) the holder(s) of a mortgage with respect to all or any portion of the NBC/GE Units, as security for a bona fide loan to the then owner of such NBC/GE Units or as security to a lender or a liquidity provider in connection with a Sale-Leaseback Transaction (as hereinafter defined) (either, a “Qualifying Mortgage”):

(A) the holder(s) of a Qualifying Mortgage shall have the right to (I) foreclose upon the NBC/GE Units which are encumbered by such Qualifying Mortgages and/or (II) acquire title to such NBC/GE Units by deed-in-lieu of foreclosure (either directly or in the name of an entity which is wholly owned and controlled, directly or indirectly, by the holder(s) of such Qualifying Mortgage) (a “Lender Subsidiary”), without regard to the Transfer Restrictions; and

(B) if the holder(s) of a Qualifying Mortgage (or any Lender Subsidiary of such holder(s)) acquire title to any NBC/GE Units, by foreclosure and/or by deed-in-lieu of foreclosure, then, in such event, the former holder(s) of such Qualifying Mortgage (or any Lender Subsidiary of such former holder(s)) shall have the further right to Transfer such NBC/GE Units to one or more Transferees, without regard to the Square Foot Restrictions, but subject to compliance with all of the other Transfer Restrictions. Any Transferee in a transaction effected pursuant to this clause (B) shall be bound by all of the Transfer Restrictions.

(iv) The NBC Group shall have the right, at any time and from time to time, to effect such Transfers with respect to the NBC/GE Units as may be required to borrow money pursuant to a bona fide Sale-Leaseback Transaction. The term “Sale-Leaseback Transaction” shall mean any sale-leaseback, synthetic lease or other similar financing transaction that is a financing (i.e., the Lessee retains a bargain price purchase option) pursuant to which the NBC Group shall (A) sell (or cause to be sold) all or any portion of the NBC/GE Units to a non-Affiliate of GE or NBC (that is and shall remain a special-purpose, bankruptcy-remote entity during the term of the financing and the applicable preference period thereafter), and (B) simultaneously master lease from such non-Affiliate, on a net lease basis, all of the NBC/GE Units which shall have been sold to such non-Affiliate. Notwithstanding anything set forth in this Article 7 to the contrary, the following Transfer rights shall apply to (and shall be available only to) the lender(s) or liquidity provider(s) in a Sale-Leaseback Transaction, to the extent that such lender(s)

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or liquidity provider(s) are the holder(s) of a mortgage (or other similar lien or security interest) with respect to all or any portion of the NBC/GE Units:

(I) such lender(s) shall have all of the same Transfer rights (and shall be subject to all of the same restrictions) as would apply to the holder(s) of a Qualifying Mortgage under Section 7.02(h)(iii), and, in addition, it is understood that except as otherwise provided in clause (II) below, any third-party Transferee from the lender(s) in a Sale-Leaseback Transaction shall be bound by all of the Transfer Restrictions; and

(II) such lender(s) in a Sale-Leaseback Transaction (which, for the purposes of this clause (II), shall include the lessor (and/or the purchasers of certificates of beneficial interest in the lessor) in a Sale-Leaseback Transaction, whether or not such lessor (or certificate purchasers) is the holder of a mortgage or other similar lien or security interest) shall have the further right, during the twelve (12) month period immediately preceding the scheduled maturity of such financing and thereafter (the “Remarketing Period”), to sell (or cause the lessor or the lessee in such Sale-Leaseback Transaction to sell) to third-party purchasers, or to acquire themselves or through a designee, and then to sell all or any portion of the NBC/GE Units which are the subject of such Sale-Leaseback Transaction, without regard to the Square Foot Restrictions, but subject to compliance with all of the other Transfer Restrictions. The lender(s) in a Sale-Leaseback Transaction (without waiving any rights pursuant to clause (I) above) shall not have the right, pursuant to this clause (II), to sell (or cause to be sold) NBC/GE Units having an aggregate gross sale price greater than twenty per cent (20%) of the initial principal amount of the financing effected by means of such Sale-Leaseback Transaction, (i) as reduced by the aggregate amount of all principal payments made on account of such financing as of the first day of the Remarketing Period, and (ii) as increased by an amount equal to the aggregate amount of all ordinary and customary transaction costs (including, without limitation, appraisal fees) incurred in connection with such sale and an amount equal to all then accrued but unpaid Condominium Charges which are a lien on the NBC/GE Units being sold. Any NBC/GE Units which are the subject of such Sale-Leaseback Transaction and which are sold, during the Remarketing Period, by the NBC Group (or any successor-in-title to the NBC Group with respect to such NBC/GE Units) shall be treated as having been sold by the lender(s) for the purposes of this clause (II). All Transferees (and all subsequent Transferees) of such Units sold pursuant to this clause (II) shall have the right to Transfer the NBC/GE Units which were so acquired, without regard to the Square Foot Restrictions, but subject to compliance with all of the other Transfer Restrictions.

(v) Neither GE nor any Affiliate of GE (nor any group of lenders controlled by GE or any Affiliate of GE) shall be entitled to exercise any of the Transfer rights granted pursuant to Section 7.02(h)(iii) or (iv) in connection with any loan to GE, NBC or any Affiliate of GE or NBC, without regard to whether GE or its Affiliate (or the

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group of lenders controlled by GE or its Affiliate) would otherwise be entitled to exercise the Transfer Rights granted to the holder of a Qualifying Mortgage or the lender in a Sale-Leaseback Transaction.

(vi) The NBC Group shall have the right, at any time and from time to time, to sell and convey to the IDA all or any portion of the NBC/GE Units, without regard to the restrictions set forth in this Article 7; provided, however, that, in connection with any such transaction, NBC or GE shall occupy the premises which are the subject of such transaction (without limiting the right of NBC or GE to effect Transfers permitted under this Article 7 and subject to leases or subleases permitted under this Article 7); and, provided further, that the NBC Group shall remain bound by all of the provisions of this Agreement in the same manner and to the same extent as if such NBC/GE Units had not been so Transferred (it being understood that the IDA shall execute such documents as may be necessary to acknowledge its nominal ownership of the NBC/GE Units and its exculpation from personal liability with respect to such NBC/GE Units and to continue the applicability of the provisions of this Agreement to such NBC/GE Units).

(vii) Any and all studio space and any and all related office production space in the NBC/GE Units shall be excluded from the Transfer Restrictions; provided, however, if any studio space or related office production space in the NBC/GE Units is converted to use as general commercial office space, it shall no longer be entitled, during the period of such conversion, to the exemption provided by this Section 7.02(h)(vii), and, during the period of such conversion, the space in question shall be subject, in all respects, to the Transfer Restrictions.

(viii) If there is a Transfer of space in the NBC/GE Units pursuant to the provisions of Section 7.02(b) in connection with a Third-Party Sale at any time after January 1, 1998 but prior to December 31, 2000, and if the same is a Transfer of a greater amount of such space during such period of time than would have been permitted to be Transferred under any other provision of this Article 7 during the applicable period (either singly or in the aggregate), then, in such event, NBC shall pay to RCPT a fee in the amount of Seven Million Five Hundred Thousand Dollars ($7,500,000). If there is a Transfer of space in the NBC/GE Units pursuant to the provisions of Section 7.02(b) in connection with a Third-Party Sale at any time after December 31, 2000 but prior to January 1, 2005, and if the same is a Transfer of a greater amount of such space during such period of time than would have been permitted to be Transferred under any other provision of this Article 7 during the applicable period (either singly or in the aggregate), then, in such event, NBC shall pay to RCPT a fee in the amount of Five Million Dollars ($5,000,000). If a fee is paid pursuant to this Section 7.02(h)(viii), at no time shall any other fee be payable under this Section 7.02(h)(viii) or under Section 7.02(h)(ix).

(ix) If there is a Transfer of space in the NBC/GE Units pursuant to the provisions of Section 7.02(b) in connection with a Restructuring at any time after January 1, 2002 but prior to January 1, 2005, and if the same is a Transfer of a greater amount of such space during such period of time than would have been permitted to be Transferred

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under any other provision of this Article 7 during the applicable period (either singly or in the aggregate), then, in such event, NBC shall pay to RCPT a fee in the amount of Five Million Dollars ($5,000,000). If a fee is paid pursuant to this Section 7.02(h)(ix), at no time shall any other fee be payable under this Section 7.02(h)(ix) or under Section 7.02(h)(viii).

(x) The provisions of this Section 7.02 shall not prohibit or restrict the NBC Group from entering into Independent Facility Use Arrangements with Independent Program Producers.

(i) Notwithstanding anything set forth in this Section 7.02 to the contrary, the NBC Group shall in no event have any right to Transfer all or any portion of the NBC/GE Units to any Person which (i) does not in fact take occupancy of all of the Transferred space for use in connection with the conduct of its business, or (ii) is engaged in the business of developing, acquiring, leasing, managing or owning real property.

The restrictions contained in this Section 7.02(i) shall not be deemed to prohibit (I) the leasing or subleasing by the Transferee, within the twelve-month period following any Transfer, of not more than twenty-five per cent (25%) of the Transferred space (the “Expansion Space”) for a period of not more than five (5) years in order to preserve such space for such Transferee’s future occupancy needs, or (II) any Transfer to an Affiliate of NBC or GE, except an Affiliate of NBC or GE which is engaged in the business of developing, acquiring, leasing, managing or owning real property (unless such Affiliate is a presently existing Affiliate of NBC in which GE has an ownership interest of more than fifty per cent (50%) and such Affiliate actually takes occupancy of all of the space Transferred to such Affiliate or such space continues to be occupied by an Affiliate of NBC or GE).

(j) Except as specifically set forth to the contrary in this Article 7, each Transferee of space in the NBC/GE Units (including, without limitation, any Affiliate of NBC or GE) shall expressly assume all of the restrictions set forth in this Article 7).

ARTICLE 8

Rights and Obligations of the Board.

Section 8.01 Building Standard.

(a) The Board and the Owners agree that the Condominium Buildings shall be promoted as a “media center” and a tourist destination facility, and that the Condominium Buildings shall be operated and maintained, at all times, (i) as a superior first-class office environment, (ii) in compliance with all Legal Requirements and Insurance Requirements, (iii) in accordance with the Center Standards, as such term is defined in the REA (the criteria set forth in clauses (i) through (iii) of this Section 8.01, the “Building Standard”). The Board will operate and maintain the Condominium Buildings so as to provide or cause to be provided, subject to delays caused by Force Majeure, such Building Services as may be reasonably necessary to

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permit the Owners to operate and maintain the Units in accordance with the Building Standard (except to the extent that such services are to be provided separately by Owners to their Units). The Board shall have the right to make such capital improvements to the Condominium Buildings (including the Building Common Elements, but not including the NBC Units) which are necessary or appropriate to maintain the Condominium Buildings in accordance with the Building Standard; provided, however, that in performing such improvements, the Board will not unreasonably obstruct the means of access to the NBC Units or the GE Units or unreasonably interfere with the use of the NBC Units or the GE Units. The cost of all such improvements shall be included in Building Expenses. All of the rights and remedies exercisable by NBC and/or GE in the event of a breach of any of the covenants and agreements set forth in this Section 8.01(a) shall be exercisable by each of the NBC Unit Owners and the GE Unit Owners and shall inure to the benefit of, and shall be enforceable by, each and every successor-in-title with respect to one or more of the NBC Units and/or the GE Units, as applicable, and nothing in this Agreement shall be construed to require that such successors-in-title with respect to the NBC Units and/or the GE Units must act jointly or in concert in order to exercise or enforce any of such rights.

(b) The Board shall (i) voluntarily agree to any designation, plan or regulation limiting access to the Center for an extended period or restricting for an extended period the use of any parking and/or loading facilities related thereto only after prior consultation with NBC (it being understood, however, that NBC’s consent shall not be required), and (ii) voluntarily agree to any interior landmarking of any of the NBC Units or GE Units only with the prior consent of NBC or GE, as applicable.

(c) Notwithstanding anything herein to the contrary, the maintenance, repair and replacement of the windows in each Unit shall be the responsibility and obligation solely of the Owner of such Unit, and the Board shall have no obligation with regard to the maintenance, repair or replacement of any windows located in any Units. All window replacement work in the Condominium Buildings shall be performed in conformity with all applicable Legal Requirements and Insurance Requirements, but the Building Standard shall not be deemed to be applicable to the windows in any of the Units. In addition, the Building Standard shall not be deemed to require that the Board provide air conditioning to the lobby.

Section 8.02 Elective Capital Improvements.

(a) The Board may propose the performance of capital improvements to the Condominium Buildings or portions of the Building Common Elements which are not required in order to maintain the Condominium Buildings in accordance with the Building Standard but which, in the Board’s reasonable opinion, will enhance the value, appearance or function of the Condominium Buildings or the Building Common Elements, as the case may be (any such improvement, an “Elective Capital Improvement”). No capital improvement shall be deemed to constitute an Elective Capital Improvement for purposes of this Agreement if such capital improvement will, in the Board’s reasonable judgment, either (i) result in a saving of Building Expenses, or (ii) prevent an anticipated increase in Building Expenses provided, however, that the Operator shall furnish each of the Owners with a summary description of any proposed capital improvement which, in the Operator’s reasonable judgment, should not be treated as an

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Elective Capital Improvement by virtue of clause (i) or clause (ii) above, and such summary description shall be accompanied by a brief statement of the Operator’s reasons for concluding that the capital improvement in question will result in a saving of Building Expenses or prevent an anticipated increase in Building Expenses. Not less than thirty (30) days prior to commencing work on any Elective Capital Improvement, the Board shall deliver a notice to each of the Owners (an “Improvement Notice”), containing the following information:

(A) a description of the proposed Elective Capital Improvement, with such information as is necessary, in the Board’s reasonable opinion, for the Owners to evaluate the effect that such Elective Capital Improvement would have on (1) the Condominium Buildings as a whole, (2) the specific Unit(s) affected thereby, and (3) the portion(s) of the Building Common Elements upon which the proposed work is to be performed;

(B) a statement of the Board’s reasons for proposing such Elective Capital Improvement;

(C) a statement of the anticipated cost of such Elective Capital Improvement, with such information as is necessary, in the Board’s reasonable opinion, for the Owners to evaluate the cost of such Elective Capital Improvement; and

(D) any other information with respect to such Elective Capital Improvement which the Board deems necessary or appropriate.

(b) The cost of any proposed Elective Capital Improvement shall be borne by the Owners in proportion to their respective Common Interests, only if the Owners holding sixty-seven percent (67%) of the Common Interests in each of the Buildings to which such Elective Capital Improvement relates shall vote in favor of such Elective Capital Improvement. The Owners in each such affected Building shall set forth their votes with respect to such Elective Capital Improvement in a notice to the Board given not less than thirty (30) days after the delivery of an Improvement Notice. If Owners holding at least 67% of the Common Interests in the Units located in each affected Building do not vote in favor of such Elective Capital Improvement, then the NBC Unit Owners and the GE Unit Owners in such Building shall have no obligation or liability for the payment of the cost of such Elective Capital Improvement. Upon failure to receive the necessary 67% vote of the Owners in any affected Building, the Board may elect either (i) to not perform the Elective Capital Improvement in question, or (ii) subject to the provisions of Section 8.01(a), to proceed with such Elective Capital Improvement, provided that if the Board elects, under such circumstances, to proceed with such Elective Capital Improvement, the NBC Unit Owners and the GE Unit Owners in any Building voting against such Elective Capital Improvement as set forth in this Section 8.02 shall have no obligation or liability for the payment of the cost of such Elective Capital Improvement, and the obligation of any objecting Owner in any such case to pay Building Expenses shall in no event include any amounts in payment of the cost of such Elective Capital Improvement. Notwithstanding anything set forth in this Agreement to the contrary, all Elective Capital Improvements shall conform to, and be consistent with, the Building Standard.

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(c) In the event that the Board shall elect to perform any Elective Capital Improvement which is the subject of a negative vote of the NBC Unit Owners and/or the GE Unit Owners in any Building as set forth in Section 8.02(c), then any rehabilitation tax credits, investment tax credits or comparable credits, and all depreciation or amortization deductions, and any other federal, state, local or other income, sales or franchise tax benefits attributable to such Elective Capital Improvement shall be allocable and available solely to the RCPT Unit Owners in such Building.

8.03 Maintenance of Tower Building Directory. The Board will, at the request of any Owner, maintain listings on the Tower Building directory of the names of the Owner and any other person, firm or corporation in occupancy of the Unit or any part thereof as permitted hereunder, and the names of any officers or employees of any of the foregoing.

8.04 Changes or Alterations by the Board. Subject to the provisions of Section 8.02, the Board reserves the right to make such changes, alterations, additions, improvements, repairs or replacements in or to the Building Common Elements, and to erect, maintain and use pipes, risers, ducts and conduits in and through the NBC Units and the GE Units, all as it may reasonably deem necessary or desirable; provided that (a) there be no unreasonable obstruction of the means of access to the NBC Units or the GE Units or unreasonable interference with the use of the NBC Units or the GE Units, and (b) any such pipes, risers, ducts and conduits shall be concealed behind then existing walls, ceilings or raised floors of the NBC Units or the GE Units if feasible (and if not feasible, then the same shall be completely furred at points immediately adjacent to partitions, columns or ceilings). If any such installation shall reduce the usable floor area of the NBC Units or the GE Units, as applicable, then commencing on the date upon which such space becomes unusable, NBC or GE, as applicable, shall receive a yearly credit against Building Expenses in an amount equal to the annual fixed rental rate which would have been applicable from time to time applicable under the NBC Consolidated Leases to such space (as Al Space, A2 Space, A3 Space, A4 Space, B Space or C Space, as the case may be, as such terms were defined in the NBC Consolidated Leases, as set forth on Exhibit H to this Agreement), plus applicable real estate taxes, if any. In exercising any such right anywhere in the Condominium Buildings, the Board shall, to the extent that equally economic alternative means of exercise exist (whether such means of exercise are made equally economic by NBC’s or GE’s reimbursement of related costs to the Board or otherwise), use reasonable efforts to avoid interfering with the NBC Systems.

8.05 Name of Building; Right of Passage; Access.

(a) The Board reserves the right to change the name or address of the Condominium Buildings at any time. Notwithstanding the foregoing, during the Sign Period, NBC shall have the right to change the name of the Tower Building, or to determine the name or names of the Condominium Buildings, to identify it with NBC or GE. Any other name shall require the approval of the Board. Any change in exterior building signage will require the approval of the Board, which approval shall not be unreasonably withheld, and shall be done at NBC’s expense and in compliance with applicable law; provided, that the Board shall (a) agree to any change in signage which provides for signage of approximately the same size and visual

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impact, and (b) reasonably cooperate with NBC with respect to all applications made by NBC to the Landmarks Preservation Commission in respect of any change permitted under this Article 8 or Article 12.

(b) Neither this Agreement nor any use by NBC or GE shall give NBC or GE any right or easement to the use of any door or any passage connecting the Condominium Buildings with any subway or any other building or to the use of any public conveniences, and the use of such doors, passages and conveniences may be regulated or discontinued at any time by the Board.

(c) The Board or its designees shall have access to each Unit from time to time, upon reasonable notice during reasonable hours, except in the case of an emergency where no notice will be necessary, and only to the extent necessary in order to fulfill the Board’s obligations under this Agreement and the Declaration, to (i) make repairs or improvements, (ii) prevent damage to the Building Common Elements or a Unit, (iii) abate any violation of Legal Requirements or Insurance Requirements, or (iv) cure any default by the Owner of such Unit under this Agreement or the Declaration. Notwithstanding the foregoing, for so long as NBC is a nationally recognized, general-interest television, Broadcasting or production company: (A) the Board or its designees may (except in the case of an emergency) enter any Restricted Access Area in such NBC Unit only at such times as NBC may reasonably determine and only if the Board shall have given NBC at least five (5) days’ notice (or such shorter notice as the Board may reasonably determine to be necessary) of its intention to enter, specifying in the notice the purpose of the entry and the proposed date and time thereof, and (B) NBC may have a representative accompany any Person entering such Restricted Access Area. The Board shall use reasonable efforts to instruct its agents and personnel as to the special nature of the Restricted Access Areas and the special need to coordinate, to the extent possible, with NBC in case of an emergency affecting the Restricted Access Areas so as to safeguard the contents of the Restricted Access Areas and the continuity of the operations and the business of NBC.

8.06 Use of “NBC” or “GE”. Neither the Board nor RCPT shall, without the prior consent of NBC use the name “National Broadcasting Company, Inc.” or, without the prior written consent of GE, use the name “General Electric Company” or any part or abbreviation (including initials) or simulation of either such name in a manner which exploits such name (or its corporate identity) as an endorsement of the Condominium or otherwise (it being understood that use of photographs of all or any part of the Condominium Buildings shall not require the prior consent or NBC or GE).

8.07 Insurance.

(a) Each policy of insurance required to be maintained by any Owner pursuant to Section 8.07(b), and each other insurance policy purchased by or on behalf of any Owner, shall cite and insure the indemnity provided for in Section 6.01(f), and shall provide that:

(i) the policy may not be terminated or substantially modified without at least thirty (30) days’ prior written notice to the Board;

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(ii) with respect to property insurance, the insurer waives:

(A) its right to subrogation with respect to any possible claim against the Board, the other Owners, any mortgagee of any other Owner, the Occupants, the managing agent and the respective agents, contractors and employees of each of the foregoing; and

(B) any defense based on any act or omission of the Board, the other Owners, any mortgagee of any other Owner, any Occupant, the managing agent and the respective agents, contractors and employees of each of the foregoing;

(iii) the insurer shall, at the request of the Board, furnish certified copies of the relevant insurance policies (or certificates therefor) to the Board; and

(iv) with respect to liability insurance, the Board is named as an additional insured, such insurance covers cross-liability claims of one insured against another, and the certificate evidencing such insurance states that it is primary coverage for the Board and without contribution as against liability insurance purchased by any other Owner or the Board.

The original policies of insurance (or certificates thereof) shall be deposited with the Board.

(b) Each Owner shall maintain the following types of insurance, insuring its Unit: (i) commercial general liability and automobile liability insurance in such limits as the Board may reasonably determine in a non-discriminatory manner, covering the Owner and the Board; (ii) worker’s compensation insurance and New York State disability benefits insurance covering all workers employed by such Owner in such Unit in at least the minimum amount prescribed by law; (iii) business interruption insurance in an amount equal to one year’s Building Expenses and Reimbursable Costs; and (iv) all risk property insurance insuring the alterations, improvements and additions, and the furniture, fixtures, machinery and all other personal property, contained within the Unit for the full replacement cost thereof against loss or damage by causes such as fire, lightning, windstorm, hail, explosion, riot and civil commotion, vandalism and malicious mischief, damage from aircraft, vehicles and smoke and such other risks as may be included in the broad form of all risk property insurance from time to time available. For so long as an Owner maintains the Requisite Net Worth, such Owner may elect by notice to the Board to provide the insurance coverage required pursuant to the foregoing clauses (i) and (iii) pursuant to a self-insurance program. If any Owner elects to self-insure, the Board shall have the right to receive reasonable assurances as to the Net Worth of such Owner and the establishment of reasonable reserves to satisfy such Owner’s obligations under this Section; provided, however, that any Owner having a long-term unsecured debt rating of AA, as determined by Standard & Poor’s, or an equivalent rating as determined by Moody’s, shall be deemed to have the Requisite Net Worth and shall not be required by the Board to maintain reserves.

(c) Premiums on each insurance policy purchased by an Owner in accordance with Section 8.07(b) shall be promptly paid by such Owner. If an Owner shall fail promptly to

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obtain or maintain such insurance policies, or shall fail duly to pay the premium due on such insurance policies, the Board may obtain such policies and pay such premiums and charge the cost thereof to such Owner as part of Reimbursable Costs.

(d) If an Owner shall be found liable on a cause of action not covered by insurance, or if the damages suffered or liability incurred by such Owner shall be for a sum greater than the insurance award, such amounts or excesses shall be borne solely by such Owner.

8.08 Accidents to Sanitary and other Systems. NBC and GE shall give to the Board prompt notice of any damage to, or defective condition in, any Building Common Elements serving, located in, or passing through, the NBC Units or the GE Units, and the damage or defective condition shall be remedied by the Board with reasonable diligence, but if such damage or defective condition (other than any such damage with respect to which NBC or GE is relieved from liability pursuant to Section 8.07) was caused by, or by the use by, NBC or GE or by their employees, licensees or invitees, or is with respect to any fixture, equipment, improvement or installation which has been installed, constructed or provided (and/or is then owned) by NBC, GE or the IDA, the cost of the remedy thereof shall be paid by such party upon demand.

8.09 Interruption of Building Services.

(a) No alterations or improvements shall be made which materially and permanently interfere with the rights of any Owner in and to the Building Common Elements, including the Building Systems, unless such interference is necessary to protect the structural integrity of the Condominium Buildings or unless the Board obtains the prior written consent of the Owner and any mortgagee of the Unit whose consent is so required. The Board reserves the right, without liability to any Owner, to stop any heating, elevator, escalator, lighting, ventilating, air conditioning, power, water, cleaning or other service and to interrupt the use of any Building Systems or facilities, at such times as may be necessary and for as long as may reasonably be required by reason of accidents, strikes, the making of repairs, alterations or improvements, inability to secure a proper supply of fuel, steam, water, electricity, labor or supplies, or by reason of any other cause beyond the reasonable control of the Board. All repairs, alterations or improvements shall be made at times and in a manner which does not unreasonably obstruct access to or unreasonably interfere with the use of any Unit, and the Board shall make all such repairs, alterations and improvements with reasonable diligence subject to strikes, Force Majeure or other cause beyond the Board’s reasonable control. The Board shall use reasonable efforts to give prior notice (which notice may be oral) of any scheduled interruption of services pursuant to the foregoing.

(b) At the request of NBC, on reasonable prior notice and for reasonable periods of time, the Board shall temporarily interrupt (a) the furnishing of Building Services and/or (b) the operation of fire safety systems maintained by the Board (provided that NBC provides adequate alternate safeguards on a 24-hour a day basis for any fire safety system so interrupted), if such interruption is required in connection with a Change.

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(c) If the performance of any Qualified Change requires the interruption or suspension of the operation of any Building Systems or NBC Systems, the Board, RCPT and NBC shall reasonably coordinate with each other so as to minimize such interruption or suspension.

8.10 Curing Defaults. If any Owner shall fail to perform its obligations under this Agreement or the Declaration, and if the failure to perform such obligations would adversely affect another Owner or an Occupant of any Unit not owned by such Owner or interfere with the efficient operation of the Building Common Elements, the Board may perform such obligations for the account and at the expense of such Owner (a) immediately or at any time thereafter, and without notice, in the case of a failure which in the judgment of the Board could result in personal injury or material property damage, or (b) upon not less than fifteen (15) days’ notice in the case of any other failure, or, in the case of a failure which for causes beyond such Owner’s control cannot with due diligence be cured within said 15 day period, such longer period of time as shall be necessary, provided that such Owner, promptly upon receipt of such notice from the Board, gives the Board notice of such Owner’s intention to duly institute all steps necessary to remedy such failure, and thereafter diligently prosecutes to completion all steps necessary to remedy the same. If the Board makes any expenditures or incurs obligations for the payment of money, including reasonable attorneys’ fees in instituting, prosecuting or defending any action or proceeding by reason of any default of such Owner, such sums paid or obligations incurred shall be charged to such Owner as a Building Expense and shall bear interest at the Default Rate from the date charged until the date paid. Notwithstanding clause (a) of the first sentence of this Section 8.10: (i) the Board shall use reasonable efforts to give prior notice (which may be oral) to any Occupant of any entry into the Unit it occupies pursuant to such clause (a), and (ii) the Board shall not enter any Unit pursuant to clause (a) unless the need to do so is immediate. The Board agrees that it will exercise its rights under this Section 8.10, and enforce the performance by the Unit Owners of the obligations referred to in this Section 8.10, (A) in a manner consistent with the Building Standard, and (B) in a manner applicable to all Occupants in a non-discriminatory manner, notwithstanding any common ownership, contractual relationships or other commonality of interest between the Board and any Unit Owner.

ARTICLE 9

Leasing of RCPT Units.

9.01 (a) RCPT shall include in any lease of any RCPT Unit entered into after the date of this Agreement a provision in substantially the following form:

“Neither Tenant nor any occupant of the RCPT Units shall use the name of the Condominium Buildings or the name of the entity for which the Condominium Buildings are named or any part or abbreviation (including initials) of either such name except that the foregoing shall not prevent the use of the name of the Condominium Buildings or any part thereof, in a conventional manner and without emphasis or display, as a part of such occupant’s business address or by reference in the ordinary course of its business.”

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(b) RCPT shall use its best efforts to cause to be included in all leases (including lease renewals) executed after the date of this Agreement on the concourse level of the Condominium Buildings a provision granting RCPT the right to take space within such premises for use by NBC as Additional Riser Space or Additional Equipment Space (as such terms are defined in Article 11), so long as the Board provides reasonable compensation or arranges for comparable space to be provided to the affected tenant; provided, that RCPT (i) shall not be required to make any expenditure in order to cause such a provision to be included in any such lease (other than any expenditure to which NBC consents and for which NBC agrees by separate instrument to reimburse to RCPT upon demand), and (ii) shall have no liability to NBC for the failure of RCPT (after the use of best efforts) to cause such a provision to be included in any such lease.

(c) RCPT will not rent any part of the Condominium Buildings for any business in which electric current shall be generated within the Condominium Buildings or used in such amount or in such manner as to interfere with the operation of NBC’s business unless the consent of NBC shall first be obtained, except that nothing contained in this Article shall be a limitation upon the right of RCPT to construct, maintain and operate in a proper manner a plant for the production or transformation of electric light and power or to allow the use of electric current in the usual amounts and manner by others occupying space in the Condominium Buildings for usual office purposes, except that no X-ray or other machine shall be operated in the Condominium Buildings without adequate protection against interference with the operation of NBC’s business.

(d) Notwithstanding the provisions of Section 9.01(c), RCPT may permit the continuance of any Permitted Use (as hereinafter defined) by a Permitted User (as hereinafter defined) pursuant either to the original agreement between RCPT and the Permitted User or to an amendment to, or renewal or extension of, such original agreement without regard to whether such amendment, renewal or extension is applicable to the space referred to in the original agreement or to additional or substituted space. For the purposes of this Section 9.01(d), (i) the term “Permitted Use” shall mean a use of space in the Condominium Buildings which, except for the fact that RCPT has received at any time from NBC its written consent thereto, is, or might be deemed to be, in contravention of the provisions of Section 9.01(c), and (ii) the term “Permitted User” shall mean the user specified in said consent of NBC and such user’s successors, assigns, heirs, administrators and legal representatives.

ARTICLE 10

Roof Rights; Telecommunications.

10.01 Roof Rights.

(a) The Board is agreeable to occasional use of the Studio Building rooftop gardens by the employees of NBC on mutually agreeable terms. NBC shall submit to the Board, for the Board’s approval, each proposal for Studio Building rooftop utilization.

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(b) NBC shall have the right to install at its expense equipment (including housings or protective structures for such equipment) (other than cooling towers) in the areas on the Studio Building roof shown on Exhibit I, subject to the approval of any Governmental Authority. Such installation shall be deemed a Change requiring the Board’s reasonable consent and otherwise subject to the applicable provisions of this Agreement, and NBC or shall be responsible for structural requirements, maintenance, repair and security on the Studio Building roof and any equipment and its housing thereon.

(c) NBC shall have the right to erect, install and maintain a short wave radio reception antenna on the southeast corner of the 16th Floor roof of the RCA West Building, as more particularly described on Exhibit Z-1 to this Agreement. NBC shall consult with the Board prior to any future installation or modification of the Antenna or any device or equipment used in connection therewith, in order to determine in a timely manner whether the location, characteristics, operating parameters and frequencies thereof may present a risk of potential interference. NBC shall pay to the Board, as part of Reimbursable Costs, the sum of $20,000.00 per year, payable in equal monthly installments on the first day of each month of each Computation Year, for so long as such antenna, or any replacement thereof, shall remain in such location.

(d) NBC shall have the right to erect, install and maintain a dual polarized parabolic transmit/receive microwave antenna on the 69th Floor roof of the Tower Building.

(e) NBC shall have the right to install and maintain (i) two 1750-kilowatt emergency generators and various ancillary equipment on the portion of the roof of the Tower Building and the RCA West Building described on Exhibit Z-2 to this Agreement, and (ii) two 600-kilowatt emergency generators on in the location on the roof of the Studio Building described as “Exist. Generator Room” on Exhibit Z-2. NBC shall use the areas shown on Exhibit Z-2 only for the installation and maintenance of such emergency generators and ancillary equipment, and for no other purpose.

(f) NBC shall have the right to maintain certain electric power connections, which are connected to cooling tower fans numbers 1, 2, 3 and 4 on the roof of the RCA West Building, as described on Exhibit Z-3 to this Agreement.

(g) NBC shall keep and maintain all of the equipment installed and maintained pursuant to this section 10.01(the “Roof Equipment”), in a safe condition and proper state of repair and shall comply with all Legal Requirements and Insurance Requirements affecting it and its use. At all times NBC shall take reasonable precautions so that the Roof Equipment or any device or equipment used in connection therewith shall be operated or used only in a manner causing no or a minimum of interference with any radio, television or other electrical system or installations of any Owner or the Board or any of their tenants.

(h) The Board assumes no responsibility either for or in connection with the installation, maintenance, or operation of the Roof Equipment or for the safeguarding thereof,

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nor shall the Board be under any other obligation or liability of any kind whatsoever in connection with the Roof Equipment.

10.02 Telecommunications. Neither NBC nor GE shall be under any obligation to use (a) the cable connection to the Staten Island teleport, (b) the vertical telecommunications riser in the service elevator bank of the Tower Building, or (c) any other telecommunications services of any Affiliate of RCPT. Neither NBC nor any NBC Affiliate may resell to tenants of the Center (other than (i) tenants of the Center who, prior to their becoming such tenants, were telecommunications customers of NBC or any NBC Affiliate, or (ii) tenants of NBC under leases permitted under Article 7 having a term, including all renewal terms, of not more than two years) the services of any system to which NBC or any NBC Affiliate is or may be connected.

10.03 Conduits.

(a) NBC shall have the right to maintain and perform alterations, subject to the provisions of Article 6, to an existing 2-inch conduit which runs from the 49th Floor of the Tower Building to the 3d Floor of the Tower Building, and extends along a raceway on the 3rd Floor of the Tower Building into the Studio Building, as described on the drawings and specifications attached as Exhibit Z-4 to this Agreement.

(b) NBC shall have the right to install and maintain fiber optic lines from the Western Union room on the Subbasement Floor of the Tower Building to the 5th Floor of the Tower Building in the existing conduit.

(c) NBC shall have the right to install and maintain a 12-inch by 72-inch, 30- foot cable conduit between the Subbasement Floor and the Street Floors the Studio Building, as described on Exhibit Z-5 to this Agreement.

(d) For the purpose of repairing, maintaining, operating, and/or removing the conduits and wiring described in this section 10.03 (collectively, the “Conduits”), NBC’s properly identified contractors, agents, and representatives shall be permitted access to affected areas of the Condominium Buildings at and for such reasonable time or times, in such manner and by such means as shall be approved by the Board subject to such reasonable regulations and restrictions as the Board from time to time may deem necessary to establish in such connection. It is expressly understood that the permission herein granted shall not vest in NBC any rights to occupy any areas of the Condominium Buildings or to use the same for any purposes or in any manner except as herein expressly provided, nor shall NBC make or permit to be made any installations, changes, or additions in or to the Conduits (except minor changes or additions in or to the Conduits which are incident to the normal operation or maintenance thereof) without the Board’s prior written consent thereto.

(e) The Board assumes no responsibility either for or in connection with the installation, maintenance, or operation of the Conduits or for the safeguarding thereof, nor shall the Board be under any other obligation or liability of any kind whatsoever in connection with the Conduits.

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(f) The Board shall have the right at reasonable times to inspect and examine the Conduits and NBC shall cooperate with the Board in demonstrating or testing the Conduits.

(g) NBC shall indemnify, defend and hold the Board harmless from and against all suits and claims against the Board for infringement or violation of any patent, trademark, copyright trade secret, proprietary or other tangible or intangible property rights of any kind whatsoever arising out of the broadcast, rebroadcast, display, or transmission of any images, programs, sports events, music, or any other voice or data transmissions in, to or through the NBC Units, the Roof Equipment, or the Conduits. The Board agrees to give NBC prompt written notice of all claims of any such infringement or violation and of any such suits or claims brought or threatened against the Board or NBC of which the Board has knowledge, and to give NBC full authority to assume the sole defense thereof through its own counsel at its expense and to compromise or settle any such suits or claims.

ARTICLE 11

Access; System Assumption.

11.01 Access. (a) If NBC requires access to space outside the NBC Units in connection with the planning, development or performance of any Change or the installation, maintenance, repair or replacement of equipment serving the NBC Units or the GE Units (including the NBC Masts System), the following provisions shall apply:

(i) if such space is in the Center and is controlled (directly or indirectly) by RCPT or any person, corporation or other entity which Controls, is Controlled by, or is under common Control with RCPT, RCPT shall provide NBC rights of access thereto, it being understood that the extent and manner of exercise of such rights of access shall be governed by such reasonable rules and regulations as may from time to time be specified by RCPT after consultation with NBC (RCPT hereby confirming to NBC that (A) RCPT’s current general guidelines are annexed as Exhibit J and (B) RCPT shall not make any change in such rules or regulations if to do so would make any particular work which NBC has committed at such time as evidenced by a contract or other written instrument to do materially more costly or time consuming), which rules and regulations shall (A) distinguish between space located in public access areas and space from which the public is generally excluded, since RCPT requires greater control over the access of third parties to public areas in order to minimize any interference with Building Services and the activities of the occupants thereof, ensure compliance with Legal Requirements, including those derived from the landmark status of certain public areas, ensure the safety of the public and, generally, preserve and promote the character and appearance of the public areas, (B) distinguish between space located within and outside the Condominium Buildings, since RCPT requires greater control over the access of third parties to, and may be itself restricted in its access (if any) to, areas outside the Condominium Buildings, (C) contain reasonable restrictions (taking into account the scope of NBC’s contemplated reconstruction and renovation activities in the Condominium Buildings) on the nature, location and duration of such access, including restrictions designed to avoid

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unreasonable obstruction of the means of access to or unreasonable interference with the use of space owned or leased by other Occupants, and (D) contain reasonable standards governing the duration and nature of access which NBC may exercise and the reasonable charges (if any) to NBC for such access; and

(ii) if such space is controlled by a party other than RCPT or any person, corporation or other entity which Controls, is Controlled by, or is under common Control with RCPT and is in the Condominium Buildings or another building in the Center, and NBC (after reasonable efforts, undertaken after reasonable notice to RCPT, to arrange for such access with such other party) has not been granted such access, RCPT shall exercise on behalf of NBC any and all rights RCPT may have under applicable law or any lease instrument or other agreement to obtain access to such space, it being understood that (A) such right shall be exercised by RCPT promptly after request by NBC in order to effect prompt access by NBC, (B) RCPT shall participate in tenant relations coordination concerning the performance of such work and (C) in the event of a failure or refusal by the third party tenant or other Occupant to permit access, RCPT (at the request and at the expense of NBC) shall take all steps (including litigation on an expedited basis as directed by NBC) as may be necessary to effect such access. RCPT shall cause to be included in any deed or other instrument of transfer executed by RCPT in respect of all or any RCPT Units, and shall use its best efforts to cause to be included in each lease (including each renewal lease) of an RCPT Unit executed after the date of this Agreement, a provision stating in substance that RCPT has agreed with a third party tenant to exercise RCPT’s rights of access on such third party’s behalf and has granted to such third party the right itself to exercise such right of access to the space covered by such lease in the event of default by RCPT in such agreement; provided, that RCPT (1) shall not be required to make any expenditure in order to cause such a provision to be included in any such lease (other than any expenditure to which NBC consents and for which NBC agrees by separate instrument to reimburse RCPT upon demand) and (2) shall have no liability to NBC for RCPT’s failure (after the use of best efforts) to cause such a provision to be included in any such lease.

(b) After December 31, 2003, the provisions of Section 11.01(a) shall apply to buildings in the Center (other than the Condominium Buildings) which are not then controlled by RCPT or any person, corporation or other entity which Controls, is Controlled by, or is under common Control with RCPT, only if NBC requires access to such space to maintain, repair or replace equipment installed by NBC prior to such date.

11.02 System Option.

(a) NBC has assumed, effective as of April 1, 1996, each of the Assumable Systems listed in Exhibit K to this Agreement and designated therein as “Systems Assumed Effective 4/1/96”, and simultaneously with the execution and delivery of this Agreement, NBC shall pay to RCPT the amount indicated on Exhibit K with respect to the HVAC System. With respect to the Elevator System, NBC shall pay to RCPT the sum of [***], in eighty-four (84) equal

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installments. NBC shall pay the first such installment to RCPT simultaneously with the execution and delivery of this Agreement, and shall pay each subsequent installment on the first day of each month commencing on the first day of the first calendar month following the date of this Agreement. Such installments shall be deemed Reimbursable Costs for all purposes of this Agreement.

(b) The Board hereby grants to NBC the exclusive and irrevocable option (the “System Option”), with respect to each Assumable System, or Elected Portion thereof, to convert such Assumable Systems into NBC Systems and to thereafter exercise control of and be responsible for providing (including provision, by way of purchase from RCPT pursuant to Section 11.04(d), of all required Building Systems), operating and maintaining such Assumable System at NBC’s expense on the terms and conditions herein set forth.

(c) A System Option may be exercised only in accordance with this Article and then only as to such Assumable System (or Elected Portion thereof) in its entirety. NBC may exercise a System Option in respect of the Chilled Water System or the HVAC System only if the resulting NBC System shall (i) include all smoke detectors that are part of such system which are not connected to the fire safety systems maintained by the Board, and (ii) provide for automatic shutdown of air conditioning fans and the purge cycle of operations. Upon request, NBC shall supply to the Board all records and information in NBC’s possession or control in respect of such smoke detectors and automatic shutdown as the Board may request in order to comply with Legal Requirements.

(d) Subject to the provisions of this Section 11.02, a System Option may be exercised as to any Assumable System (or Elected Portion thereof) by NBC’s giving an irrevocable notice (an “Exercise Opportunity Notice”) to the Board on or before the Final Exercise Date, which notice shall specify such Assumable System (or Elected Portion thereof). The exercise of a System Option as to any Assumable System (or Elected Portion thereof) pursuant to this Section 11.02(d) is called the “Exercise Opportunity”.

(e) If a System Option shall be timely exercised by NBC as to any Assumable System (or Elected Portion thereof), then:

(i) Unless NBC shall have already done so, NBC shall at its expense prosecute with reasonable diligence to completion all work necessary to assume and thereafter exercise control of Assumable System, and from and after the completion of such work, NBC shall exercise control and be responsible for providing, operating and maintaining such Assumable System at its expense (it being understood that NBC’s responsibility shall include the installation, operation, maintenance, repair and replacement at NBC’s expense of all equipment, facilities and systems which are required under Legal Requirements or Insurance Requirements or which NBC deems to be required for the fulfillment of its responsibility). The Board shall have no responsibility under this Agreement or otherwise in respect of such Assumable System.

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(ii) All space (including relevant portions of vertical or horizontal riser space or accessways and relevant roof-top space) which on the date of the exercise of a System Option is controlled by the Board and contains Building Systems that (A) serve exclusively or substantially exclusively the NBC Units, and (B) is part of such Assumable System (such space being called “Original Equipment Space”) shall, at the request of NBC, be deemed to have been placed under the control of NBC, at no cost to NBC, pursuant hereto as of the date of the Exercise Opportunity Notice; any Original Equipment Space placed under the control of NBC pursuant to this Section 11.02(e)(ii) shall be deemed to be subject to all of the covenants, agreements, terms, provisions and conditions of this Agreement.

(f) With regard to each utility and other Building Service which is or may be supplied from outside sources and which is necessary for the proper functioning of any Assumable System in respect of which NBC has exercised the System Option (an “Outside Service”), NBC may elect, by giving an irrevocable notice to the Board specifying the Outside Service in question (provided that NBC may, by subsequent notice to the Board, revoke such notice, in which event NBC shall indemnify and hold the Board harmless from and against all loss, cost and liability (including attorneys’ fees and disbursements) arising out of the revocation of such notice) either (i) to arrange with the concerned utility or other outside supplier to have the Outside Service in question provided directly by the utility or other supplier to NBC or the IDA for the portion of the NBC Units or the GE Units served by the Assumable System in question (and the Board shall, consistent with the following provisions of this Article, cooperate with NBC in seeking to make such arrangements), or (ii) to have such Outside Service supplied through the Board, pursuant to arrangements made by the Board with the utility or supplier, to NBC or the IDA for the NBC Units or the relevant portions thereof. NBC or the IDA may not, however, make a direct service arrangement as referred to in the preceding sentence if such arrangement would (A) increase the Board’s costs of obtaining the Outside Service in question for use in meeting the Board’s obligations or needs (other than cost increases due to (1) reduced volumes of consumption of such service or (2) in the case of electricity, patterns of usage) unless NBC agrees to reimburse the Board for such increased costs, or (B) make it impossible or materially more costly for the Board to obtain such Outside Service. With regard to any Outside Service that is provided directly to NBC or the IDA, NBC shall cause the supplier to be paid for such Outside Service and no reimbursement or payment will be due the Board with respect to such Outside Service. If, pursuant to clause (i) of the first sentence of this Section 11.02(f), NBC or the IDA is a direct customer for an Outside Service and such Outside Service is dedicated exclusively to NBC or the IDA, the Assumable System pertaining to the Outside Service in question shall (subject to obtaining any required consents from third parties unaffiliated with the Board) include the relevant incoming utility structures and components and, in the case of an electrical system, the relevant transformers, vaults, network protectors and bus compartments.

(g) The Board shall, from time to time at the request of NBC (made either before or after NBC’s exercise of a System Option), make available to NBC all information (including maintenance histories on Building Systems, manpower surveys, utility consumption records and related data) in the Board’s possession relating to any Assumable System specified in such request. The Board shall, from time to time at the request of NBC made at any time after

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NBC exercises the System Option as to any Assumable System, deliver to NBC (i) all plans, operating manuals, maintenance records and assignable permits in the Board’s possession (with any fee, other than a de minimis fee, theretofore paid by the Board for any such permit to be apportioned between the Board and NBC on the date of the delivery of such permit to NBC) relating to such Assumable System and (ii) an instrument (containing no representation or warranty by the Board but otherwise in a form reasonably acceptable to NBC) assigning (without recourse to the Board) to NBC all of the Board’s rights (if any) in and to all assignable warranties and claims relating to such Assumable System.

(h) NBC shall (i) take whatever steps are necessary to make each elevator that is part of the NBC Systems respond to the Building’s automatic elevator recall and manual firemen’s service to the extent required by law or to the extent that the Board operates its elevators in such manner, and (ii) supply to the Board all records and information in NBC’s possession or control in respect of such elevators as the Board may request in order to comply with laws. Any Elected Portion in respect of the Elevator System shall include any smoke detectors in the elevator lobbies in question which are not connected to the fire safety systems maintained by the Board.

11.03 Additional Riser Space and Additional Equipment Space.

(a) If NBC requires vertical or horizontal riser space or accessways in the Condominium Buildings (in addition to such space currently used by NBC) for the installation or maintenance of any NBC System or any telecommunications system (“Additional Riser Spacer”), or if NBC requires any space in the Condominium Buildings (in addition to such space currently used by NBC) outside of the NBC Units or the GE Units for the installation of Building Systems in connection with any Assumable System as to which NBC has exercised the System Option (“Additional Equipment Space”), the Board shall:

(i) if the Additional Riser Space or Additional Equipment Space in question is then available (i.e., such Space is not, in the Board’s reasonable judgment, necessary in the immediate future to be made available to satisfy its obligations to Occupants and others who provide Building Services for the benefit of any such Occupant, as of the time such Space becomes available or to comply with Legal Requirements or Insurance Requirements; the Board hereby confirming that portions of the riser space identified on Exhibit H-7 attached hereto was available as of the date of the Consolidated Lease) then, at NBC’s request provide the same without charge to NBC on a first priority basis (i.e., NBC shall have a reasonable and first opportunity after notice to use NBC’s Proportionate Share of all Additional Riser Space and Additional Equipment Space which becomes available from time to time; it being understood that NBC shall have the right to choose the location of such space, if more than one location is available); provided, that if the Board has made a reasonable determination that (A) if the Board did not make such Additional Equipment Space available to NBC the Board would have the potential to derive rental revenue from such Space, or (B) due to making such Additional Riser Space available to NBC, the Board will incur additional out-of-pocket costs (other than de minimis amounts) in meeting the Board’s operations responsibilities with respect

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to other tenants and/or common areas, then NBC shall pay a fee for Additional Equipment Space or Additional Equipment Space in respect of which the Board has made such a determination, in an amount equal to the fixed rental rate which would have been applicable from time to time applicable under the NBC Consolidated Leases to such Additional Equipment Space, as Al Space, A2 Space, A3 Space, A4 Space, B Space or C Space, as the case may be, as set forth in Exhibit H hereto, plus applicable real estate taxes, if any;

(ii) if no Additional Riser Space or Additional Equipment Space is then available, upon NBC’s request, exercise such rights as the Board may have in applicable leases or other agreements with Occupants to take space for NBC’s purposes and provide the same to NBC without charge; provided, that (A) NBC shall pay or reimburse the Board (from time to time within 10 days after receipt by NBC of statements therefor) for all costs incurred by the Board in connection with the exercise of any such right and for such compensation to the affected Occupant as the Board is obligated to pay, (B) NBC shall reimburse the Board (from time to time within 10 days after receipt by NBC of statements therefor) for any cost incurred by the Board in connection with the provision of substitute space to the affected Occupant, and (C) NBC shall pay to the Board a fee for the Additional Riser Space or Additional Equipment Space, as the case may be, calculated in accordance with the provisions of Section 11.03(a)(i); and

(iii) if the Additional Riser Space in question consists of portions of riser space used as of the date of this Agreement to provide telecommunications or similar services to the NBC Units or the GE Units and such portions become available, provide the same, at NBC’s request, without charge to NBC on a first priority basis (i.e., NBC shall have a reasonable and first opportunity after notice to use such riser space) for use by NBC to provide telecommunications or similar services to the NBC Units, provided that such use is in conformity with all applicable Legal Requirements and Insurance Requirements.

(b) Any Additional Riser Space or Additional Equipment Space provided to NBC pursuant to Section 11.03(a) shall be deemed controlled by NBC and be subject to all of the covenants, agreements, terms, provisions and conditions of this Agreement.

11.04 Work and Actions Generally; Sale of Equipment.

(a) All work and actions involved in fulfilling NBC’s responsibilities under this Article 11 in connection with any Assumable System in respect of which NBC has exercised a System Option (including design, construction, repair, replacement, procurement, installation, the obtaining of required approvals or agreements of governmental agencies and the provision of appropriate insurance) shall be deemed Changes (or Qualified Changes, if appropriate) and shall be performed by NBC at its expense and in accordance with all applicable covenants, terms, provisions and conditions of this Agreement. The Board shall cooperate with NBC in connection with the foregoing.

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(b) NBC acknowledges that NBC shall be solely responsible, and the Board shall have no liability to NBC or to any other Occupants of the Condominium Buildings, for any interruption of any utility or other NBC System caused by any work or action taken by or on behalf of NBC in connection with any Assumable System.

(c) NBC’s responsibilities under this Article shall include, in respect of any Assumable System as to which NBC has exercised a System Option, the responsibility at NBC’s expense to separate and relocate any equipment and associated pipes, wires and other similar items serving parties other than NBC or otherwise arranging to the Board’s reasonable satisfaction for the provision of services to such parties by the Building Common Elements.

(d) If a System Option has been exercised as to any Assumable System pursuant to the Exercise Opportunity, the Board shall, at the request of NBC, sell to NBC or, at NBC’s option, the IDA, on a date specified by NBC any equipment owned by the Board which is exclusively a part of such Assumable System (any such equipment being called “Component Equipment”) for a purchase price (payable in full in immediately available funds on the date of sale) equal to the Board’s then-recoverable cost of such Assumed System in accordance with the provisions of Exhibit K to this Agreement.

(e) Upon the assumption by NBC of any Assumable System, the Board shall promptly recalculate NBC’s obligation to pay NBC’s Proportionate Share of Building Expenses and or Reimbursable Costs, to reflect that NBC is no longer obtaining from the Board the services provided by such Assumable System.

(f) If NBC shall exercise a System Option as to any Assumable System, the Board may, by notice to NBC, given on or after the date of the Exercise Opportunity Notice, request that any related Component Equipment which NBC has not elected to purchase pursuant to Section 11.04(d) be removed from the Building by NBC at NBC’s sole cost and expense (except as specifically set forth in this Section 11.05(f), and NBC shall repair any damage to the NBC Units, the RCPT Units and/or the Condominium Buildings resulting from the removal of such unpurchased Component Equipment. Upon request by the Board, NBC will remove such unpurchased Component Equipment from the Building to a location reasonably designated by the Board, in accordance with a schedule reasonably determined by NBC and in a manner designed to minimize interference with the proper and efficient operation of the Building Systems and the NBC Systems. In the event of such a request by the Board, (i) NBC shall not be liable for any damage to such unpurchased Component Equipment, other than that caused by NBC’s negligence or misconduct, and (ii) the Board will reimburse NBC for the costs incurred by NBC transporting such equipment to the location specified by the Board, and for the cost of any work performed by NBC to repair any resulting damage to the NBC Units or the Condominium Buildings, other than that caused by NBC’s negligence or misconduct.

Section 11.05 Additional Cooling Tower Facilities.

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(a) If NBC exercises a System Option as to the Condenser Water System, or such Elected Portions thereof as are necessary to serve the NBC’s existing refrigeration plant in the Studio Building (or any replacement thereof):

(i) the Component Equipment in respect of such System or Elected Portion shall be deemed to include cooling tower cells No. 1 through No. 4 on the roof of the RCA West Building;

(ii) NBC shall have the right, subject to all the covenants, agreements, terms, provisions and conditions of this Agreement, to erect two additional cooling tower cells on the roof of the RCA West Building in the area designated on Exhibit L attached hereto (such area to be provided to NBC as Additional Equipment Space pursuant to Section 11.03(a); and

(iii) NBC shall have the right to install condenser water piping to connect the cooling tower cells described in Sections 11.05(a)(i) and (ii) above to NBC’s refrigeration plant in the Studio Building, along the route shown on the drawings delivered by NBC to the Board, prepared by Syska & Hennessey, designated as Drawings M-1 through M-8, and dated November 10, 1995, and as further shown on the drawings attached hereto as pages L-3 and L-4 in Exhibit L to this Agreement.

(b) RCPT shall have the right, subject to the provisions and conditions of this Agreement, to erect additional cooling tower cells, having a capacity of up to 1,000 tons, on the roof of the RCA West Building in the area designated as cooling tower cell No. 13 on page L-2 of Exhibit L.

(c) RCPT and the Board shall use good faith and commercially reasonable efforts to locate a satisfactory route for the condenser water piping to be used to connect the cooling tower cells described in Section 11.05(a) to RCPT’s refrigeration plant located in the subbasement, which piping shall, if reasonably practicable, be installed within core areas of the RCA West Building constituting Building Common Elements, rather than within any NBC Units. If no such core area location is available for such installation, then RCPT, the Board and NBC shall use good faith efforts to agree upon a mutually satisfactory route for such condenser water piping, which installation shall be subject to the provisions of Section 8.04. In any case, such installation by RCPT shall (i) not include any equipment, facilities or other materials owned by NBC and located at such space as of the date of this Agreement and any replacements thereof (it being understood that NBC shall not be obligated to remove any of the foregoing), and (ii) be subject to the Board’s right pursuant to the Declaration (where applicable) to approve any equipment, facilities or materials to be installed in such space.

ARTICLE 12

Signs.

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12.01 At the time of the execution and delivery of this Agreement, (a) NBC displays and maintains its logo on the 49th and 50th Street entrances to the Condominium Buildings and its name on the marquees at said entrances, and (b) GE maintains a rooftop sign displaying its logo, and displays its name on either side of the Rockefeller Plaza entrance to the Condominium Buildings. It is hereby agreed that NBC and GE may during the Sign Period continue to so display said signs, logos and names upon the conditions that (a) such displays shall be kept clean and in good order and state of repair and appearance by NBC, including, whenever necessary in the reasonable judgment of the Board, the refurbishment or replacement thereof with materials reasonably approved by the Board, and (b) such signs and displays shall be removed by NBC on or before the expiration of the Sign Period and the cost of repairing any damage to the Condominium Buildings arising from such removal shall be paid by NBC upon demand.

12.02 Notwithstanding anything hereinbefore contained to the contrary any replacement of, or change in, said logos on the 49th and 50th Street entrances shall be subject in all respects to the approval of the Board, provided that no such approval shall be required in respect of any such replacement or change that does not change the size or general visual impact of such logos.

ARTICLE 13

Elevators.

13.01 (a) NBC shall be permitted, during such periods as NBC shall from time to time designate in writing to the Board, to have and exercise exclusive control, through the use of cordons and personnel furnished by NBC at locations and in the manner and to the extent carried on by NBC on the date of the Consolidated Lease or in such other manner as shall be reasonably satisfactory to the Board, of access on the Street Floor of the Condominium Buildings to Elevators Nos. 1 to 8, inclusive (the “Tower Building Restricted Elevators”), which serve the 2nd to 16th Floors, inclusive of the Tower Building (the “Tower Building Restricted Floors”), and to the Street Floor lobby for the Tower Building Restricted Elevators, all as shown on the plan of the Street Floor of the Condominium Buildings attached hereto as Exhibit M and, by means of such passes or other procedures as were in effect immediately prior to the date of this Agreement, or in such other manner as shall be reasonably satisfactory to the Board, to determine which persons are to have access to the Tower Building Restricted Elevators and said lobby and which persons are to be denied access thereto.

(b) The Board will not permit Elevators Nos. 9, 11, 13 and 15, as shown on Exhibit M, to stop at any floor other than the Street Floor and the 14th to 18th Floors and the 21st, 25th and 26th Floors, but only for so long as NBC or any party claiming by or through NBC shall continue to occupy at least four of such floors (it being understood that, at NBC’s option and expense, the Board shall reprogram such Elevators so that they shall not stop at any of such floors that NBC no longer occupies).

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(c) The Board will not permit Elevators Nos. 10, 12, 14 and 16, as shown on Exhibit M, to stop at the 14th to 18th Floors, inclusive, or the 21st, 25th or 26th Floors of the Tower Building, but only for so long as NBC or any party claiming by or through NBC shall continue to occupy at least four of such floors (it being understood that such Elevators shall, at the Board’s option, be permitted to stop at any of such floors that NBC no longer occupies).

(d) Commencing on such date as NBC shall specify in writing to the Board at least two Business Days prior to such specified date, the Board will, during the period between 7 P.M. (or such earlier time as the Board may, in its sole discretion, begin operations of the Night Elevators) of each day and 7:40 A.M. of the following day, and at all times on other than Business Days when access to the Tower Building Restricted Floors is not available through the Tower Building Restricted Elevators (the “Night Elevator Hours”), restrict, to the extent reasonably possible, access to the Tower Building Restricted Floors by means of Elevator Nos. 37 and 39 (the “Night Elevators”) as shown on Exhibit M, to Authorized Persons.

(e) The Board will not permit the Night Elevators to stop at any of the Tower Building Restricted Floors at times other than Night Elevator Hours. The term “Authorized Person” as used herein with respect to the Board’s obligations hereunder in connection with any elevators shall be deemed to mean such persons who, in the judgment of the person who is at the time performing such obligations, exhibit identification of a type or types specified by NBC and satisfactory to the Board, are governmental employees on official business, are Condominium Buildings service employees, are employees of the Board or its managing agent, are persons authorized by the Board to visit any of the floors served by such elevators, or, in the case of Elevators Nos. 1 to 8, inclusive, or the Night Elevators, are persons having a valid reason to visit the RCPT Unit(s) or Building Common Elements on the 2nd Floor of the Tower Building.

(f) NBC shall be permitted, during such periods as NBC shall from time to time designate in writing to the Board, to have and exercise exclusive control, through the use of cordons and personnel furnished by NBC at locations and in the manner and to the extent carried on by NBC on the date of the Consolidated Lease or in such other manner as shall be reasonably satisfactory to the Board, of access on the Street Floor of the Condominium Buildings to Elevators Nos. 45 to 52, inclusive (herein called the “AS Bank Elevators”), which serve floors Mezzanine to 9, inclusive, of the Studio Building (herein called the “AS Bank Floors”), as shown on Exhibit M and to the Street Floor Lobby for the AS Bank Elevators and by means of such passes or other procedures as are in effect on July 1, 1996 or in such other manner as shall be reasonably satisfactory to the Board to determine which persons are to have access to the AS Bank Elevators and the Lobby and which persons are to be denied access thereto.

(g) Subject to Section 13.01(a), (i) NBC shall be permitted, during such periods of time as NBC shall from time to time designate in writing to the Board, to have and exercise exclusive control, through the use of cordons and personnel furnished by NBC at locations and in the manner and to the extent carried on by NBC on the date of this Agreement or in such other manner as shall be reasonably satisfactory to the Board, of access on the Street Floor of the Condominium Buildings to Elevators Nos. 59 to 64, inclusive (herein called the “F Bank Elevators”), which serve floors 1st Mezzanine to 16, inclusive, of the RCA West Building

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(herein called the “F Bank Floors”), as shown on Exhibit M, and to the Street Floor Lobby for the E Bank Elevators and by means of such passes or other procedures as are in effect on the date of this Agreement or in such other manner as shall be reasonably satisfactory to the Board to determine which persons are to have access to the F Bank Elevators and the Lobby and which persons are to be denied access thereto, and (ii) commencing on such date as NBC shall specify in writing to the Board at least two Business Days prior to such specified date, the Board will, during the period between 6:40 P.M. of each day and 7:40 A.M. of the following day and at all times other than Business Days on holidays when access to the F Bank Elevators is not being controlled by NBC as aforesaid, restrict, to the extent reasonably possible, access to the F Bank Floors by means of the F Bank Elevators to Authorized Persons.

(h) At all times when Elevators Nos. 41 to 44, inclusive, (herein called the “Tower Building Freight Elevators”), as shown on Exhibit M, are in operation, the Board will, to the extent reasonably possible, restrict access to the Tower Building Restricted Floors and any other floors in the NBC Units or the GE Units served by the Tower Building Freight Elevators and occupied exclusively by NBC and NBC Affiliates by means of the Tower Building Freight Elevators to Authorized Persons.

(i) At all times when Elevator No. 57, as shown on Exhibit M, is in operation, the Board will, to the extent reasonably possible, restrict access to the AS Bank Floors and any other NBC Units served by Elevator No. 57 and occupied exclusively by NBC, NBC Affiliates or by means of Elevator No. 57 to Authorized Persons.

(j) Subject to Section 13.01(f), at all times when Elevator No. 65, as shown on Exhibit M-9, is in operation, the Board will, to the extent reasonably possible, restrict access to the F Bank Floors and any other floors in the NBC Units served by Elevator No. 65 and occupied exclusively by NBC or NBC Affiliates by means of Elevator No. 65 to Authorized Persons. The Board hereby confirms to NBC that (i) as of the date of this Agreement, NBC is the only occupant served by the F Bank Elevators, and (ii) the Board shall not grant any right to use such elevators to any tenant of space located solely on the Street Floor of the Condominium Buildings.

(k) NBC will not unreasonably deny access to the Tower Building Restricted Elevators, the AS Bank Elevators, the F Bank Elevators or Elevator No. 58 pursuant to Sections 13.01(a), (f) or (g) to any governmental employee on official business, any Condominium Buildings service employee, or any employee of the Board, any person authorized by the Board to visit any of the floors served by said Elevators.

(l) In carrying out the activities which NBC is permitted to do pursuant to Sections 13.01(a), (f), (g), and (r), NBC shall employ only such persons and adopt only such procedures as shall not disturb harmony with any trade engaged in performing any work, labor or service in or about the Condominium Buildings. NBC shall carry on such activities at its own expense and shall not claim any offset against or reduction in Building Expenses or Reimbursable Costs due or to become due to the Board under this Agreement on account of such expense.

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(m) NBC may terminate as of any date its right to carry on any activity which it would be otherwise permitted to do pursuant to Sections 13.01(a), (f) and (g) by giving written notice thereof to the Board specifying the date for such termination. NBC may at any time and from time to time without notice to the Board temporarily suspend any activity which it would be otherwise permitted to do pursuant to Sections 13.01(a), (f) and (g). Neither NBC nor the Board shall have any liability to the other as a result of any such termination or suspension. If NBC shall terminate its rights under Section 13.01(a), then the Board shall have no further obligations under Sections 13.01(a) through (e) or Section 13.01(h). If NBC shall terminate its rights under Section 13.01(g), then the Board shall have no further obligations under Sections 13.01(g) or (j).

(n) The provisions of Sections 13.01(g) and (j) shall not be operative until such time as NBC shall have delivered to the Board a duly executed certificate of NBC representing and warranting to the Board that NBC has informed all the other then existing tenants and subtenants of any NBC Units on any of the F Bank Floors of the matters referred to in this Article insofar as they relate to such F Bank Floors and their use of the F Bank Elevators and Elevator No. 65, which certificate shall also state that the then existing tenant of each space on the Street Floor of the Condominium Buildings having a door opening upon the Street Floor Lobby of the F Bank Elevators has been informed of the provisions of Section 13.01(g) and that NBC has obtained from each such tenant a written consent thereto, which consent provides that it is irrevocable during the term of its lease, and any extension and renewal thereof, or may only be revoked by not less than 30 days’ prior written notice to the Board by such tenant. NBC agrees that it will so inform, and will, prior to the commencement of their occupancy, obtain such written consents from, all future tenants and subtenants of any NBC Units on any of the F Bank Floors or of any future tenant of any NBC Units on the Street Floor of the Condominium Buildings having a door opening on the Street Floor Lobby of the F Bank Elevators. The Board hereby confirms to NBC that (i) as of the date of this Agreement (A) NBC is the only occupant served by the F Bank Elevators, and (B) the certificate and consents described in the first sentence of this Section 13.01(n) are not currently required and (ii) the Board shall not grant any right to use such elevators to any tenant of space located solely on the Street Floor of the Condominium Buildings.

(o) The Board shall not unreasonably withhold its consent to NBC’s use of two of the dedicated elevators in Elevator Bank “D” for supplemental freight purposes in connection with the initial build-out of any space to be occupied by an NBC Affiliate on floor 2 and floors 10-23 of the Tower Building, provided that while being used for freight purposes, such elevators shall be programmed so they will not stop at the Lobby floor.

(p) So long as NBC is carrying on the activity which it is permitted to do by Sections 13.01(a), (g) or (r), NBC shall be permitted, so long as such activity is being carried on, to monitor the same through a closed circuit television system, including the existing cameras situated in the public area of the Condominium Buildings, or by means of a different system or systems having substantially the same visual impact and size at a location or locations selected by NBC and approved by the Board (which approval shall not be unreasonably withheld). No work shall be done in connection with the installation of said television system until the plans and specifications therefor have been submitted to the Board by NBC and approved by the Board

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(which approval shall not be unreasonably withheld). Whenever requested by the Board, NBC will promptly relocate any such television camera to another location selected by NBC and approved by the Board (which approval shall not be unreasonably withheld). Whenever NBC shall be no longer entitled to carry on the activity provided by Sections 13.01(a), (g) or (r), NBC shall promptly remove the part of said television system which monitored such activity and restore the area in which it was installed to substantially the same condition immediately preceding such installation. Said television system shall be maintained by NBC in a state of good repair and appearance consistent with the character of the Condominium Buildings as a superior first-class office environment and the Board shall have no responsibility of any kind in connection with said television system, including any damage to or loss of all or any part thereof.

(q) In satisfaction of the Board’s obligation pursuant to Section 4.04(a) in respect of portions of the NBC Units and the GE Units located in the Tower Building, the Board shall assign one service elevator in the service bank in the Tower Building solely for use by NBC between the hours of 8:00 A.M. and 6:00 P.M., Monday through Friday (excepting holidays). The Board shall be responsible for the operation of such elevator, and NBC shall reimburse the Board, as part of Reimbursable Costs, for NBC’s allocable share of the actual expenses (including maintenance and repair costs) incurred by the Board in connection with such operation. The Board shall discontinue such operation on thirty (30) days’ notice from NBC and, thereafter, resume such operation on thirty (30) days’ notice from NBC.

(r) The Board shall, from time to time, at NBC’s request and expense, provide for the dedication of elevators (in addition to those dedicated to NBC pursuant to any other section of this Article) in the Tower Building that are not part of an NBC System to provide service exclusively to floors occupied by NBC and NBC Affiliates on the terms and conditions herein set forth.

(i) Prior to any such dedication an independent elevator consultant retained by NBC and reasonably acceptable to the Board shall prepare and deliver to the Board a pedestrian traffic study concluding that the dedication in question will not result in pedestrian traffic flows or elevator service (in the elevator bank in question or elsewhere in the Condominium Buildings) materially inconsistent with those appropriate in a superior first-class office building.

(ii) Any such dedication may be revoked by the Board if, (A) during an initial six-month probationary period, the Board reasonably concludes that the findings of the pedestrian traffic study described in clause (i) are incorrect and (B) the pedestrian traffic flow or elevator service in question is not corrected by NBC within a reasonable period after the Board has communicated such conclusion to NBC.

(iii) No more than four elevators in each elevator bank may be so dedicated, and elevators shall be dedicated only in a contiguous group of two or four elevators.

(iv) No elevators in an elevator bank shall be so dedicated if NBC Units comprise fewer than 25% of the number of floors served by such bank; two elevators

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may be so dedicated if NBC Units and GE Units comprise at least 25% but fewer than 50% of the number of floors served by such bank; and either two or four elevators, at NBC’s option, may be so dedicated if NBC Units and GE Units comprise at least 50% of the number of floors served by such bank.

(v) NBC shall be permitted, during such periods as NBC shall from time to time designate in writing to the Board, to have and exercise exclusive control, through the use of cordons and personnel furnished by NBC at locations and in the manner and to the extent carried on by NBC on the date of this Agreement or in such other manner as shall be reasonably satisfactory to the Board, of access to a portion of the Street Floor Lobby to such elevators as have been so dedicated (and to such elevators as are so dedicated as of the date of this Agreement) and by means of passes or other procedures as are in effect on the date of this Agreement or in such other manner as shall be reasonably satisfactory to the Board to determine which persons are to have access to such elevators and such portions of such Lobbies and which persons are to be denied access thereto; provided, however, that NBC’s cordons may not (subject to the following sentence) extend beyond 4 feet from the elevator lobby walls in question and shall at all times be configured to allow unimpeded pedestrian traffic through the Elevator Lobby in question. Within six months after the installation of any such cordons, the Board shall reasonably determine whether or not such cordons may extend up to 4-1/2 feet from such elevator lobby walls.

(s) During the Night Elevator Hours, (i) the Board shall, to the extent reasonably possible, restrict access from the Street Floor Lobby of the Condominium Buildings to any full bank of elevators dedicated to serve only floors occupied by NBC and NBC Affiliates, to Authorized Persons (it being understood that the Board shall have no obligation to provide elevator service to such floors except as otherwise specifically provided for in this Agreement), and (ii) commencing on such date as NBC shall specify in writing to the Board at least two Business Days prior to such specified date, the Board shall restrict, to the extent reasonably possible, access to such floors by means of any night elevators operated by the Board to Authorized Persons.

(t) At all times when. Elevator No. 57 is in operation, the Board shall, to the extent reasonably possible, restrict access to the first mezzanine through the tenth floor of the Studio Building by means of Elevator No. 57 to Authorized Persons. If Elevator No. 57 is not in service for any reason, the Board shall use commercially reasonable efforts to place Elevator No. 58 in service in lieu thereof.

(u) In addition to NBC’s rights pursuant to Section 4.04, on reasonable prior notice from NBC, the Board shall provide for the reservation of one service elevator in the service bank in the Tower Building for exclusive use by NBC during all hours other than those specified in Section 13.01(q), subject to the availability of such service elevator from time to time. NBC shall pay to the Board its then standard charge for the entire period specified in NBC’s notice for such reservation and operation. NBC shall have the right to cancel such reservation only on 24-hours’ notice to the Board.

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(v) The Board may assume control of and operate any elevator in the Condominium Buildings in an emergency, whether or not such elevator is part of an NBC System and whether or not NBC has exercised any of its rights pursuant to this Article 13.

(w) NBC may, at its option and without the Board’s consent, reprogram any split bank and full bank of elevators that are dedicated to exclusively serve floors in the NBC Units and the GE Units in order that any floor currently served by such split bank shall be served instead by such full bank, provided that:

(i) the elevator equipment in question is capable, without material modification, of serving such floor;

(ii) the reprogramming does not require any work that would affect the structure of the Condominium Buildings;

(iii) NBC notifies the Board in advance of any such reprogramming;

(iv) when the number of elevators dedicated exclusively to serve the NBC Units and the GE Units is reduced in accordance with Section 13.01(r)(iv), NBC shall, at the Board’s request and at NBC’s expense, reprogram such elevators to serve the floors served thereby as of the date of this Agreement; and

(v) the reprogramming does not result in a violation of any Legal Requirements or Insurance Requirements.

NBC may, subject to the Board’s approval and to Section 13.01(w)(i) through (v) above, reprogram any split bank and full bank of elevators that are dedicated to exclusively serve floors owned by NBC, the IDA or NBC Affiliates in order that any floor currently served by such full bank shall be served instead by such split bank. The Board’s approval to any such reprogramming shall not be unreasonably withheld, provided that a pedestrian traffic study prepared by an independent consultant (reasonably acceptable to the Board) at NBC’s expense confirms to the Board’s reasonable satisfaction that such reprogramming shall not impair elevator service to any other tenant in the Condominium Buildings, result in a pedestrian traffic flow inconsistent with a superior first-class office building or make it more difficult or costly for the Board to operate or maintain the elevators in the Condominium Buildings.

(x) The Board shall have no further obligations under this Article 13 to restrict access to any group of floors to which the Board is obligated to restrict access pursuant to Sections 13.01(h), (i) or (u), if NBC, the Trust, the IDA or NBC Affiliates own fewer than 80% of the group of floors in question.

(y) If the number of floors in the NBC Units and the GE Units decreases, (i) the number of elevators dedicated pursuant to any provision of this Article 13 shall be reduced, at NBC’s expense, in accordance with the provisions of Section 13.01(r)(iv) (whether or not the elevators in question are in the Tower Building) and (ii) NBC’s rights under Sections 13.01(a),

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(f), (g) and (r) shall be limited to any then remaining elevators dedicated to NBC and shall be exercised in a manner consistent with the provisions of Section 13.01(r)(v).

(z) The Board will not unreasonably withhold its consent to NBC’s installation of four bronze NBC plaques (but no more than two plaques in any one elevator vestibule), substantially identical in size, lettering, material and finish to the bronze plaques currently installed by NBC outside the 49th and 50th Street entrances to the Condominium Buildings, in each elevator vestibule in the Tower Building in which elevators are dedicated to NBC.

ARTICLE 14

Subbasement Security.

14.01 NBC shall be permitted to maintain a closed circuit television system, including cameras, as now situated in the Building Common Elements, and a reasonable number of additional cameras at other locations subject to the Board’s approval (not to be unreasonably withheld or delayed), for the sole purpose of monitoring activities on the trucking area shipping platform on the subbasement floor of the Condominium Buildings insofar as they relate to employees, agents, contractors and property of NBC. Whenever reasonably requested by the Board, NBC will promptly remove and relocate any such television camera and related parts of said television system to another location selected by NBC and approved by the Board and will restore the area in which it was installed to its condition immediately preceding such installation. Said television system shall be maintained by NBC in a state of good repair and appearance to the satisfaction of the Board and the Board shall have no responsibility of any kind in connection with said television system, including any damage to or loss of all or any part thereof other than as a result of the gross negligence or a willful act by the Board or any agent or contractor of the Board. The provisions of Article 5 and 6 shall be applicable to all work done by NBC pursuant to this Article 14.

14.03 NBC shall carry on the activities which NBC is permitted or required to do pursuant to this Article 14 at its own expense.

ARTICLE 15

Antennas.

15.01 The Board hereby grants to NBC permission, subject to all the terms, provisions and conditions of this Agreement, to continue to maintain the NBC Masts System. NBC shall keep and maintain the NBC Masts System, at NBC’s own cost and expense, in a safe condition and proper state of repair and shall comply with all laws and ordinances and governmental and insurance regulations and orders affecting it and its use.

15.02 At all times NBC shall take reasonable precautions so that the NBC Masts System or any device or equipment used in connection therewith shall be operated or used only

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in a manner causing no interference with any radio, television or other electrical system or installations of the Board or any Occupants; it being understood that NBC will consult with the Board prior to any future installation by NBC of any such antenna or any device or equipment used in connection therewith, in order to determine in a timely manner whether antenna locations and characteristics, operating parameters, and frequencies may present a risk of potential interference.

15.03 If at any time hereafter the Board shall grant any other person, firm, corporation or other entity (a “Third Party”) permission to install and maintain on the roof over the 65th Floor or over any Floor above the 65th Floor of the Tower Building (a “Restricted Roof”) permission to install and maintain any radio or television antenna, the permission will contain the requirement that such Third Party shall (1) consult with NBC prior to its installation of any such antenna or any device or equipment used in connection therewith, in order to determine in a timely manner whether antenna locations and characteristics, operating parameters, and frequencies may present a risk of potential interference, and (2) at all times take reasonable precautions so that such antenna or any device or equipment used in connection therewith shall be operated or used only in a manner causing no interference with the NBC Masts System; it being understood that the Board shall have no obligation with respect to any failure of any such Third Party to so consult with NBC and that the Board’s sole obligation with respect to any such interference caused by any Third Party shall be to notify such Third Party of such interference within a reasonable time after NBC has notified the Board thereof and, if such interference is not eliminated as soon as possible by such Third Party, the Board will revoke the permission and the Board shall not be liable for any damages or costs of any nature whatsoever which may be incurred by NBC as a result of such interference.

15.04 If the Board shall install any radio or television antenna on any Restricted Roof for its own use, the Board shall (a) consult with NBC prior to its installation of any such antenna or any device or equipment used in connection therewith, in order to determine in a timely manner whether antenna locations and characteristics, operating parameters, and frequencies may present a risk of potential interference, and (b) take reasonable precautions so that such antenna or any device or equipment used in connection therewith shall be operated or used only in a manner causing no interference with the NBC Masts System; it being understood that the Board’s sole obligation with respect to any such interference shall be to eliminate such interference as soon as possible after NBC has notified the Board thereof and, provided that the Board acts as soon as possible to eliminate such interference, the Board shall not be liable for any damages or costs of any nature whatsoever which may be incurred by NBC as a result of such interference.

15.05 If at any time NBC shall remove the NBC Masts System, NBC shall repair any damage to the Condominium Buildings or its appurtenances which may have been occasioned by reason of or in connection with the installation, maintenance, use or removal of the NBC Masts System and shall cause all affected areas of the Condominium Buildings to be restored to a good state of repair and condition, all at NBC’s own cost and expense.

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15.06 Any and all work which may or shall be required to be done by NBC hereunder, whether in connection with the installation, maintenance, repair and/or removal of the NBC Masts System, or in repairing any damage to the Condominium Buildings, or its appurtenances, shall be deemed Changes subject to the applicable provisions of Article 6.

15.07 The Board assumes no responsibility either for or in connection with the installation, maintenance, repair, operation or removal of the NBC Masts System or for the safeguarding thereof.

15.08 For the purpose of the repair, maintenance, operation and/or removal of the NBC Masts System as herein provided, NBC’s properly identified contractors, agents and representatives shall be permitted access to affected areas of the Condominium Buildings in accordance with Section 11.01. It is expressly understood that the permission herein granted shall not vest in NBC any rights to occupy any areas of the Condominium Buildings or to use the same for any purposes or in any manner except as herein expressly provided, nor shall NBC make or permit to be made any changes or additions in or to the NBC Masts System (except minor changes or additions in or to the NBC Masts System which are incident to the normal operation thereof) without the Board’s prior consent thereto; provided, however, that such consent will not be unreasonably withheld if (a) the proposed location of such change or addition is at an unoccupied location in the area shown cross-hatched on the diagram attached hereto as Exhibit N on the roof over the 69th Floor of the Tower Building and the platform thereon or on the diagrams attached hereto as Exhibit N on the roof over the 65th Floor of the Tower Building, and (b) upon completion of such change or addition the same will not adversely affect the scale, mass or silhouette of the Condominium Buildings.

15.09 The Board reserves the right to charge NBC for any and all electric current furnished by the Board for the NBC Masts System and/or otherwise for use in relation thereto during the term and the same shall be paid for by NBC pursuant to Section 4.01 as part of Reimbursable Costs and as shown by a meter to be installed for the purpose, unless otherwise agreed to between NBC and the Board.

15.10 The Board shall consult with NBC prior to performing or consenting to any work or action by the Board or any Occupant that may, in the Board’s reasonable judgment, have a material adverse impact on the NBC Masts System.

ARTICLE 16

Notices.

All notices, approvals, consents, elections, requests or other communications required or permitted to be given under this Agreement (“Notices”) must be in writing and may in writing and may be (a) delivered personally, (b) delivered by a nationally recognized overnight courier, (c) mailed by registered or certified mail, postage prepaid, with return receipt requested, or (d) sent by telecopier (with written confirmation of the receipt of the telecopy) with the original to follow in the manner specified in clauses (a), (b) or (c) above, and addressed, in the case of an

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Owner, to such Owner at its address set forth in the first paragraph of this Agreement, or at such other address as from time to time shall be supplied by any Owner to all of the other Owners by like Notice. Notices will be deemed to be received, (i) if personally delivered, upon delivery, (ii) if sent by overnight courier, on the first (1st) Business Day after being sent, (iii) if sent by mail, on the date set forth on the return receipt, and (iv) if sent by telecopier, on the date sent, if confirmation of receipt shows delivery on or before 5:00 P.M., or on the next Business Day, if confirmation of receipt shows delivery after 5:00. P.M. Each party shall be entitled to rely on all communications which purports to be on behalf of any other party and which purport to be signed by such party. Each Owner may require that a copy of all Notices be sent to its attorney and up to two other addressees, if designated by Notice given either simultaneously with the execution hereof or as aforesaid, provided that such copies of Notices shall be deemed courtesy copies only, and the failure of any such parties to receive any Notice shall not in any manner render the giving of such Notice ineffective against any party of this Agreement

ARTICLE 17

Force Majeure; Limitation On Remedies

17.01 None of the Owners or the Board shall have any liability to any Person in the event that any Owner or the Board is unable to fulfill, or is delayed in fulfilling, any of its obligations hereunder by reason of fire or other casualty, act of God, war, riot or other civil commotion, strike, lock-out or other labor trouble, governmental preemption or properties or other controls in connection with a national or other public emergency, or shortages of fuel, supplies or labor resulting therefrom, or any other cause, whether similar or dissimilar, which is beyond the control of such Owner or the Board (“Force Majeure”); provided, however, that the financial inability of any Owner or the Board to perform its obligations hereunder shall in no event be deemed to constitute Force Majeure, irrespective of the cause of such financial inability.

17.02 At such time as an Owner ceases to have any fee title or leasehold interest in a Unit, as the result of a sale or other transfer of such fee title or leasehold interest or otherwise, then such Owner shall be relieved of and released from all obligations of an Owner to be performed hereunder to the extent that such obligations accrue from and after the date of such sale or other transfer, and the Person who shall have acquired the fee title or leasehold interest in such Owner’s Unit, shall be deemed, without further agreement on the part of such Person, to have assumed and agreed to carry out any and all obligations of the former Owner hereunder, to the extent that such obligations accrue from and after the date of such sale or other transfer.

17.03 Notwithstanding anything set forth in this Agreement to the contrary, neither the Board nor any agents or employees of the Board shall be liable to any Owner or any other Person claiming through or under any Owner for any loss, injury or damage to such Owner or to any other Person, or to its or their property, or for any inconvenience, annoyance, interruption or injury to business arising from the Board performing (or failing to perform) any maintenance, repairs, alterations, additions or improvements in or to any portion of the Building Common Elements (nor shall any Owner be entitled to any abatement or suspension of its obligation to pay Building Expenses or Reimbursable Costs), irrespective of the cause of such

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loss, injury, damage, inconvenience, annoyance, interruption or injury, except to the extent caused by or resulting from the negligence or misconduct of the Board or its agents or employees in the operation or maintenance of the Building Common Elements.

ARTICLE 18

Estoppel Certificates; Memorandum of Agreement

18.01 Estoppel Certificates. (a) From time to time, at the written request of any Owner, the other Owners and/or the Board, within twenty (20) days after any such request is made, shall each give the requesting Owner a statement in writing certifying as to the following matters (except that the Board’s statement may be limited to the matters referred to in Sections 18.01(a)(i) and (ii)):

(i) This Agreement is in full force and effect and is unmodified (or, if there have been modifications, stating the modifications);

(ii) To the best knowledge of the Owner giving such statement, there are no defaults by any Owner under this Agreement beyond any applicable period of notice or grace, or, if so, specifying each such default of which the signer may have knowledge; and

(iii) To the best knowledge of the Owner giving such statement, the Board is not in default of any of its obligations hereunder, or, if so, specifying in reasonable detail each such default of which the signer may have knowledge.

(b) The foregoing statement shall be binding upon the Owner and/or the Board, as the case may be, giving such statement and may be relied upon by any Person for whose benefit such statement was requested.

18.02 Memorandum of Agreement. Simultaneously with the execution and delivery of this Agreement, the parties hereto shall execute, acknowledge and exchange a memorandum of this Agreement, in the form attached as Exhibit O to this Agreement, in form suitable for recording in the Register’s Office, which memorandum shall under no circumstances affect any of the provisions of this Agreement. No party hereto shall record this Agreement or any portion thereof. Together with such memorandum, the parties shall execute, acknowledge and deliver all such affidavits, filings and/or returns required under Legal Requirements for the recording thereof, provided that no party shall be required to incur any expense (other than recording fees and charges, and the fees and disbursements of such party’s attorneys) in connection with the recording of such memorandum.

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ARTICLE 19

Agreement To Run With The Land

19.01 It is the intention of the Owners and the Board that, except as otherwise expressly provided in this Agreement, this Agreement, and all of the obligations and covenants set forth herein, shall run with the land affected thereby, and shall apply to and bind the successors (whether by operation of law or otherwise) and assigns of the Trust, NBC, the NBC Unit Owners, GE, and the GE Unit Owners. Without limiting the generality of the foregoing, it is the intention of the Owners and the Board that all mortgagees-in-possession, receivers, purchasers at foreclosure sales or grantees pursuant to deeds or assignments in lieu of foreclosure, and all of their respective successors and assigns (whether by operation of law or otherwise, and including the City of New York or any other Governmental Authority), shall be bound by, and shall in all events take its or their interests in the Condominium Buildings subject to, all of the covenants and other obligations set forth or provided for in this Agreement, including the obligations of the NBC Unit Owners and the GE Unit Owners to pay Building Expenses and Reimbursable Costs.

19.02 Notwithstanding anything set forth in this Agreement to the contrary, following the Transfer of any of the NBC Units or the GE Units in accordance with this Agreement:

(a) All written notices and other communications (including, without limitation, Improvement Notices) which are required to be delivered from time to time pursuant to Section 8.02 shall be delivered concurrently to each of the NBC Unit Owners and the GE Unit Owners.

(b) Each of the NBC Unit Owners and the GE Unit Owners shall be entitled to request estoppel certificates pursuant to Section 18.01, and each of the NBC Unit Owners and the GE Unit Owners shall be obligated to provide estoppel certificates pursuant to Section 18.01.

(c) Each of the NBC Unit Owners and the GE Unit Owners shall be treated as an Owner for the purposes of Section 20.04, subject, in all events, to the provisions of Section 19.03.

(d) The provisions of Section 20.06 shall apply to, and shall be binding upon, each of the NBC Unit Owners and the GE Unit Owners.

19.03 Notwithstanding anything set forth in this Agreement to the contrary, following the Transfer of any of the NBC Units in accordance with this Agreement:

(a) The rights granted to NBC pursuant to Sections 5.02(e), 5.03, 5.04, 6.02, 8.01(b)(i), 8.05(c) (other than the first sentence thereof), 8.09(b), Sections 10.01, 10.03, 11.01, 11.02, 11.03, 11.04 and Articles 12, 13, 14 and 15 of this Agreement are intended

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for the sole benefit of NBC as NBC Unit Owner and shall be enforceable solely by NBC as NBC Unit Owner, it being acknowledged and agreed that each of the rights granted to NBC under the foregoing provisions of this Agreement shall in no event be enforceable by any successors or assigns of NBC (including, without limitation, successors-in-title to NBC with respect to all or any portion of the NBC Units); provided, however, that any NBC Unit Owner which acquires either (i) Control of NBC, or (ii) all or substantially all of the Broadcasting operations of NBC, shall be entitled to enforce all of the rights exercisable by NBC under this Agreement in the name and on behalf of NBC.

(b) The obligations of NBC and GE to pay Building Expenses, Reimbursable Costs, Management Fees and other monetary obligations hereunder, pursuant to Article 4 or otherwise, shall be allocated among the then Owners of the NBC Units and the GE Units in accordance Section 4.11.

(c) Except as otherwise provided in this Section 19.03, all of the rights granted to NBC and GE pursuant to this Agreement (including, without limitation, the rights granted to NBC pursuant to Sections 3.02(e), the last sentences of each of Sections 4.01(a), 4.02(a) and 4.02(b), Sections 4.07(d), 8.01(a), Article 17 and Section 18.01) shall inure to the benefit of, and shall be enforceable by, each and every successor-in-title with respect to one or more of the NBC Units and the GE Units, as applicable, and, except as otherwise provided in this Section 19.03, nothing in this Agreement shall be construed to require that such successors-in-title with respect to the NBC Units and the GE Units must act jointly or in concert in order to exercise or enforce any of such rights.

19.04 Each of the rights granted to NBC pursuant to Article 11, Article 13, Article 14 and Article 15 may be exercised by NBC, on its own behalf and on behalf of or at the request of any Owner or Occupant of any NBC Unit(s), provided that except as set forth in Section 19.03(a), no Person other than NBC shall be entitled to enforce such rights in the name and on behalf of NBC. Notwithstanding anything set forth in this Article 19, the NBC Owners shall have the right, from time to time, to appoint a third party, which need not be an NBC Unit Owner, to operate, maintain, repair and replace the NBC Systems in accordance with the provisions of this Agreement.

ARTICLE 20

Miscellaneous

20.01 This Agreement shall be binding upon, and inure to the benefit of, each of the Owners and the Board, and each of their respective successors and permitted assigns hereunder.

20.02 If any term or provision of this Agreement or the application thereof to any Person or circumstances shall, to any extent, be held to be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to other Persons or

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circumstances, shall not be affected thereby, and each other term and provision of this Agreement shall be valid, and shall be enforced to the fullest extent permitted by applicable law.

20.03 All understandings and agreements heretofore had between the Owners with respect to the subject matter of this Agreement are merged in this Agreement, which alone fully and completely expresses their agreement with respect to the subject matter hereof.

20.04 This Agreement may not be modified, amended or terminated, nor may any of its provisions be waived, except in a writing signed by each of the then Owners.

20.05 This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without the aid of any canon, custom or rule of law requiring construction against the party drafting or causing the drafting of the provision in question.

20.06 Each Owner and the Board agrees to do such other and further acts and things, and to execute and deliver such instruments and documents, as any other Owner or the Board may reasonably request, from time to time, to effect the intent and purposes of this Agreement.

20.07 This Agreement shall not be construed to create a partnership or joint venture among the Owners.

20.08 The table of contents and headings contained in this Agreement are for reference purposes only, and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes”, or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. All Exhibits and Schedules referred to in and attached to this Agreement are incorporated herein and by this reference are made a part hereof.

20.09 It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred upon and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, thorough or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.

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20.10 This Agreement may be executed in one or more counterparts, each of which so executed and delivered shall be deemed an original, and all of which taken together shall constitute but one and the same instrument.

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IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Agreement to be executed as of the date first set forth above.

RCPI TRUST

By:	/s/ Geoffrey P. Wharton
Name: Geoffrey P. Wharton
Title: Vice President

NBC TRUST NO. 1996A By: Wilmington Trust Company, not in its individual capacity but solely as leasing trustee of NBC Trust No. 1996A

	By:	/s/ Patricia A. Evans
Name: Patricia A. Evans
Title: Financial Services Officer

NATIONAL BROADCASTING COMPANY, INC.

By:	/s/ Warren C. Jenson
Name: Warren C. Jenson
Title: Senior Vice President

GENERAL ELECTRIC COMPANY

By:	/s/ Warren C. Jenson
Name: Warren C. Jenson
Title: Authorized Signatory

THE ROCKEFELLER CENTER TOWER CONDOMINIUM By: The Board of Managers of The Rockefeller Center Tower Condominium

	By:	/s/ Geoffrey P. Wharton
Name: Geoffrey P. Wharton
Title: President

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Exhibit A

Description of the Land and the Units

BLOCK 1265 LOTS 1001-1109 (F/K/A BLOCK 1265 LOT 1)

The condominium units (the “Units”) in the Condominium Buildings, in Rockefeller Center in the Borough of Manhattan, City, County and State of New York, which Units are designated and described in the Declaration Establishing a Plan for Condominium Ownership of Premises under Article 9-B of the Real Property Law of the State of New York (the New York Condominium Act), dated as of December 1, 1988 (the “Declaration”) and recorded on December 19, 1988 in the Office of the City Register for New York County (the “Register’s Office”) in Reel 1509, Page 989. The Units are designated as Tax Lots 1001 through 1109 in Block 1265 of Section 5, in the Borough of Manhattan on the Tax Map of the Real Property Assessment Department of the City of New York, and are shown on the floor plans of the Condominium Buildings, certified by the Register’s Office on the 19th day of December, 1988, as Condominium Plan No. 4845. The Land upon which the Condominium Buildings are located is more particularly described as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the intersection of the northerly side of 49th Street and the easterly side of Avenue of the Americas;

RUNNING THENCE easterly along the northerly side of 49th Street 545 feet 0 inches to the westerly side of Rockefeller Plaza;

THENCE northerly along the westerly side of Rockefeller Plaza 200 feet 10 inches to the southerly side of 50th Street;

THENCE westerly along the southerly side of 50th Street 478 feet 6-1/2 inches;

THENCE southerly parallel with the easterly side of Avenue of the Americas 25 feet 4-1/2 inches;

THENCE westerly parallel with 50th Street and partly through a party wall 66 feet 5-1/2 inches to the easterly side of Avenue of the Americas;

THENCE southerly along the easterly side of Avenue of the Americas 175 feet 5-1/2 inches to the northerly side of 49th Street the point or place of BEGINNING.

TOGETHER with the common elements appurtenant to each unit as set forth in the Declaration of Condominium.

TOGETHER WITH a non-exclusive easement for pedestrian access to the Condominium Buildings over the land described as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows:

BEGINNING at a point (hereinafter, “Point A”) on the southerly side of West 50th Street distant 545 feet easterly from the corner formed by the intersection of the easterly side of Avenue of the Americas with the southerly side of 50th Street;

THENCE southerly at right angles with West 50th Street 200 feet 10 inches to a point at the northerly side of 49th Street (hereinafter, “Point B”);

THENCE easterly along the northerly side of 49th Street, 60 feet to a point (hereinafter, (“Point C”);

THENCE northerly at right angles with West 49th Street 200 feet 10 inches to the southerly side of 50th Street;

THENCE westerly along the southerly side of 50th Street, 60 feet to the point or place of BEGINNING.

Which lies above a plane located at an elevation at Point A of 65.87 feet, at Point B of 63.47 feet and at Point C of 63.75 feet.

Elevations refer to the datum in use by the department of Highways, Borough of Manhattan, which is 2.75 feet above the U.S. Coast and Geodetic Survey datum of mean sea level at Sandy Hook.

Description of the RCPT Units

UNIT	TAX LOT

Additional Unit SB/1	1002
Additional Unit CON/1	1003
RGI Unit 1/1	1004
Additional Unit MEZZ/1	1005
Additional Unit 19/1	1023
Additional Unit 20/1	1024
Additional Unit 24/1	1028
Additional Unit 27/1	1031
Additional Unit 28/1	1032
Additional Unit 29/1	1033
Additional Unit 30/1	1034
Additional Unit 31/1	1035
Additional Unit 32/1	1036
Additional Unit 33/1	1037
Additional Unit 34/1	1038
Additional Unit 35/1	1039
Additional Unit 36/1	1040
Additional Unit 37/1	1041
Additional Unit 38/1	1042
Additional Unit 39/1	1043
Additional Unit 40/1	1044
Additional Unit 41/1	1045
Additional Unit 42/1	1046
Additional Unit 43/1	1047
Additional Unit 44/1	1048
Additional Unit 45/1	1049
Tower Unit 50/1	1054
Additional Unit 54/1	1058
Additional Unit 55/1	1059
Additional Unit 56/1	1060
Additional Unit 57/1	1061
Additional Unit 58/1	1062
Additional Unit 59/1	1063
Additional Unit 60/1	1064
Additional Unit 61/1	1065
Additional Unit 62/1	1066
Additional Unit 63/1	1067
Additional Unit 64/1	1068
Additional Unit 65/1	1069
Additional Unit 66/1	1070

Additional Unit 67/1	1073
Additional Unit 69/1	1074
Additional Unit CON/S	1076
Additional Unit CM/S	1077
Additional Unit 1/S	1080
Additional Unit 1M/S	1081
Additional Unit CON/9	1092
Additional Unit 1/9	1093

Description of the NBC Fee Unit

UNIT	TAX LOT

Tower Unit 49/1	1053

Description of the GE Fee Units

UNIT	TAX LOT

Additional Unit 22/1	1026
Additional Unit 23/1	1027

Description of the NBC/IDA Units

UNIT	TAX LOT

Tower Unit SB/1	1001
Tower Unit 2/1	1006
Additional Unit 2/1	1007
Tower Unit 3/1	1008
Tower Unit 4/1	1009
Tower Unit 5/1	1010
Tower Unit 6/1	1011
Tower Unit 7/1	1012
Tower Unit 8/1	1013
Tower Unit 9/1	1014
Tower Unit 10/1	1015
Tower Unit 11/1	1016
Tower Unit 12/1	1017
Tower Unit 14/1	1018
Tower Unit 15/1	1019
Tower Unit 16/1	1020
Tower Unit 17/1	1021
Tower Unit 18/1	1022
Additional Unit 21/1	1025
Additional Unit 25/1	1029
Additional Unit 26/1	1030
Tower Unit 46/1	1050
Tower Unit 47/1	1051
Tower Unit 48/1	1052
Tower Unit 51/1	1055
Tower Unit 52/1	1057
Tower Unit 66/1	1071
Tower Unit 67/1	1072
Studio-RCA West Unit SB/S	1075
Studio-RCA West Unit CM/S	1078
Studio-RCA West Unit 1/S	1079
Studio-RCA West Unit 1M/S	1082
Studio-RCA West Unit 2/S	1083
Studio-RCA West Unit 3/S	1084
Studio-RCA West Unit 4/S	1085
Studio-RCA West Unit 5/S	1086
Studio-RCA West Unit 6/S	1087
Studio-RCA West Unit 7/S	1088
Studio-RCA West Unit 8/S	1089
Studio-RCA West Unit 9/S	1090

Studio-RCA West Unit 10/S	1091
Studio-RCA West Unit 1M/9	1094
Studio-RCA West Unit 2M/9	1095
Studio-RCA West Unit 2/9	1096
Studio-RCA West Unit 3/9	1097
Studio-RCA West Unit 4/9	1098
Studio-RCA West Unit 5/9	1099
Studio-RCA West Unit 6/9	1100
Studio-RCA West Unit 7/9	1101
Studio-RCA West Unit 8/9	1102
Studio-RCA West Unit 9/9	1103
Studio-RCA West Unit 10/9	1104
Studio-RCA West Unit 11/9	1105
Studio-RCA West Unit 12/9	1106
Studio-RCA West Unit 14/9	1107
Studio-RCA West Unit 15/9	1108
Studio-RCA West Unit 16/9	1109

Description of the GE/IDA Unit

UNIT	TAX LOT

Tower Unit 53/1	1056

Exhibit B

Preservation Agreements

1. Preservation Agreement, dated as of May 1,1990, between RCP Associates and The New York Landmarks Conservancy, Inc.

2. Notice of Designation Pursuant to Chapter 21 of the New York City Charter, dated October 5, 1989, recorded in the Register’s Office on October 13, 1989 in Reel 1628, Page 1176, affecting the Condominium Buildings and other property.

B-1

Exhibit C

Restricted Access Area

The Restricted Access Areas are shown cross-hatched on the attached floor plans.

[***]

[25 pages omitted]

C-1

Exhibit D

Floor Plans of NBC Units and GE Units

[***]

[51 pages omitted]

Exhibit E

Floor Plan of NBC Store and Shop #36

[***]

[1 page omitted]

Exhibit F

Elevator Standards

[***]

[2 pages omitted]

F-1

Exhibit G

Arbitration Procedures Under Section 7.02(d)

(1) The party invoking arbitration pursuant to Section 7.02(d) (the “Initiating Party”) shall give a notice (the “Arbitration Notice”) to the other party (the “Responding Party”) stating that the Initiating Party desires to meet with the Responding Party to attempt to agree on a single arbitrator, (the “Arbitrator”) to determine the matter in dispute. If the Initiating Party and the Responding Party have not agreed on the Arbitrator within twenty (20) days after the giving of the Arbitration Notice, then either party, on behalf of both, may apply to the New York City office of the American Arbitration Association or any organization which is the successor thereof (the “AAA”) for appointment of the Arbitrator, or, if the AAA shall not then exist or shall fail, refuse or be unable to act, such that the Arbitrator is not appointed by the AAA within twenty (20) days after application therefor, then either party may apply to the administrative judge of the Supreme Court of New York, New York County (the “Court”) for the appointment of the Arbitrator, and the other party shall not raise any question as to the Court’s full power and jurisdiction to entertain the application and make the appointment. The date on which the Arbitrator is appointed, by the agreement of the parties, by the AAA or by the Court, is referred to herein as the “Appointment Date”. If any Arbitrator appointed hereunder shall be unwilling or unable, for any reason, to serve or to continue to serve, a replacement Arbitrator shall be appointed in the same manner as the original Arbitrator was appointed.

(2) Any arbitration commenced pursuant to Paragraph 1 above shall be conducted in accordance with the then prevailing rules of the local office of the AAA, modified as follows:

(a) The Arbitrator shall be disinterested and impartial, shall not be affiliated or have material business relationships with the Initiating Party or the Responding Party, and shall have at least ten (10) years experience in the ownership, operation or management of first-class office properties in Manhattan.

(b) Before hearing any testimony or receiving any evidence, the Arbitrator shall be sworn to hear and decide the controversy faithfully and fairly by an officer authorized to administer an oath, and a written copy of an affidavit evidencing such oath shall be delivered to each of the parties participating in such arbitration.

(c) Within twenty (20) days after the Appointment Date, the Initiating Party and the Responding Party shall each deliver to the Arbitrator two copies of their respective written determinations of whether the rental rate and other terms and conditions set forth in the applicable

Market Notice are less than Market Rent (each, a “Determination”). After the submission of any Determination, the submitting party may not make any additions to or deletions from, or otherwise change, such Determination. If either the Initiating Party or the Responding Party fails so to deliver its Determination within such time period, time being of the essence with respect thereto, such party shall be deemed to have irrevocably waived its right to deliver a Determination, and the Arbitrator, without holding a hearing, shall accept the Determination of the submitting party as the proper determination of the Market Rent in question. If each party submits a Determination within the twenty-day period described above, the Arbitrator shall, promptly after its receipt of the second Determination, deliver a copy of each party’s Determination to the other party.

(d) Not less than fifteen (15) days nor more than thirty (30) days after the earlier to occur of (x) the expiration of the twenty-day period provided for in Paragraph 2(c) above, or (y) the Arbitrator’s receipt of both of the relevant Determinations (such earlier date being the “Submission Date”), and upon not less than ten (10) days’ prior written notice to the Initiating Party, the Arbitrator shall hold one or more hearings with respect to the proper determination of the Market Rent in question. The hearings shall be held in the City of New York at such location and time as shall be specified by the Arbitrator and, to the extent reasonably possible, the hearings shall be held on successive business days. The Initiating Party and the Responding Party shall be entitled to present all relevant evidence and to cross-examine witnesses at the hearings. The Arbitrator shall have the authority to adjourn any hearing to such later date as the Arbitrator shall specify; provided, however, that, in all events, all hearings shall be concluded not later than forty-five (45) days after the Submission Date.

(e) Except as otherwise provided in Paragraph 2(c) above, the Arbitrator shall be instructed, and shall be empowered only, to select as the proper determination of the Market Rent in question that one of the Determinations which the Arbitrator believes is the more accurate determination. Without limiting the generality of the foregoing, in rendering his or her decision, the Arbitrator shall not add to, subtract from or otherwise modify the provisions of this Agreement.

(f) The Arbitrator shall render his or her determination as to the selection of a Determination in a signed and acknowledged written instrument, original counterparts of which shall be sent simultaneously to the Initiating Party and the Responding Party, within ten (10) days after the earlier to occur of (x) his or her determination of the Market Rent in question pursuant to Paragraph 2(c) above, or (y) the conclusion of the hearing(s) required by Paragraph 2(c) above.

(3) The arbitration procedures set forth in this Exhibit G shall constitute a written agreement by the NBC Group and RCPT to submit to arbitration any dispute regarding the determination of Market Rent, in connection with any Market Notice, pursuant to Section 7.02(d).

(4) The arbitration decision, determined as provided in this Exhibit G shall be conclusive and binding on the Initiating Party and the Responding Party, shall constitute an “award” by the Arbitrator within the meaning of the AAA rules and applicable law, and judgment may be entered thereon in any court of competent jurisdiction.

(5) The non-prevailing party in any arbitration (or if either party fails to submit a Determination within the period provided therefor, such non-submitting party) shall pay all fees and expenses relating to the arbitration, including the fees and expenses of the AAA and the Arbitrator and the appropriate amount (as determined by the Arbitrator) of the fees and expenses of the prevailing party’s counsel and of experts and witnesses retained or called by the prevailing party.

Exhibit H

A1 Space, A2 Space, A3 Space, A4 Space, B Space and C Space

1.	For purposes of Sections 8.04 and 11.03(a)(i) of the Agreement to which this is attached, the NBC Units have been separated into the following categories:

“A1 Space”:	space in all NBC Units above street level in the RCA West Building (other than C Space).

“A2 Space”:	space in all NBC Units on the 18th floor and below in the Tower Building (other than C Space).

“A3 Space”:	space in all NBC Units on floors 19-40, inclusive, in the Tower Building (other than C Space).

“A4 Space”:	space in all NBC Units on the 41st floor and above in the Tower Building (other than C Space).

“B Space”:	space in all NBC Units in the Studio Building and a portion of Tower Unit 12/1 (other than C Space).

“C Space”:	space in all NBC Units suitable only for storage or housing of building mechanical/electrical equipment (i.e., not suitable for office use or for studio, technical and other non-office business use).

2.	In accordance with the foregoing categories, the rentable area of the NBC Units (which has been determined in accordance with the Standard Method of Floor Measurement for Office Buildings approved by The Real Estate Board of New York, Inc., which became effective on April 16, 1968) is as follows:

A.	Tower Building

Floor	Rentable Area (in square feet)	Category

Sub-basement	7,673	C
Concourse	1,051	C
2	28,680	A2
3	31,366	A2
4	30,085	A2
5	30,522	A2
6	25,293	A2
7	26,143	A2
8	24,928	A2
9	26,133	A2
10	18,114	A2
11	24,118	A2
12	24,047	A2
12	1,303	B
14	27,395	A2
15	27,436	A2
16	27,464	A2
17	27,137	A2
18	27,077	A2
21	26,298	A3
22	26,336	A3
23	26,871	A3
25	29,068	A3
26	27,810	A3
46	25,649	A4
47	26,130	A4
48	27,347	A4
50	27,021	A4
51	25,828	A4
52	25,587	A4
53	26,586	A4
66	268	C
67	364	C

Subtotal	757,128

B.	Studio Building

Floor	Rentable Area (in square feet)	Category

Street	3,424	B
Mezz.	12,165	B
2	42,004	B
3	41,757	B
4	41,363	B
5	41,984	B
6	40,241	B
7	40,080	B
8	40,080	B
9	40,116	B
10	41,757	B

Subtotal	384,971

C.	RCA West Building

Floor	Rentable Area (in square feet)	Category

1st Mezz.	7,625	A1
2nd Mezz.	8,670	A1
2	8,156	A1
3	8,848	A1
4	8,893	A1
5	8,909	A1
6	8,886	A1
7	8,743	A1
8	8,589	A1
9	8,709	A1
10	8,797	A1
11	8,822	A1
12	11,721	A1
14	12,342	A1
15	11,967	A1
16	12,010	A1

Subtotal	151,687

	1,293,786

3.	Applicable Fixed Rental Rate:

A.	From the date of the Agreement to which this is attached through and including 9/30/2007:

Al	Space	[***]
A2	Space	[***]
A3	Space	[***]
A4	Space	[***]
B	Space	[***]
C	Space	[***]

B.	10/1/2007 through and including 9/30/2015:

Al	Space	[***]
A2	Space	[***]
A3	Space	[***]
A4	Space	[***]
B	Space	[***]
C	Space	[***]

C.	From and after 10/1/2015:

For each one year period commencing upon 10/1/2015, the annual applicable fixed rental rate shall be equal to the annual applicable fixed rental rate for the immediately preceding year, plus such rental rate multiplied by the Consumer Price Index Fraction. As used herein, the “Consumer Price Index Fraction” means, on any date for the determination thereof, a fraction whose numerator is the “Consumer Price Index for All Urban Consumers, New York, N.Y. - Northeastern, N.J., 1982-84=100” for the calendar month ending immediately preceding such date as determined on the date of this Agreement and published by the Bureau of Labor Statistics of the Department of Labor of the United States Government and whose denominator is such Consumer Price Index for June 1996; provided, however, that if such Consumer Price Index or any index substituted therefor shall cease to be published, there shall be substituted therefor such other index as the Board shall reasonably determine.

Exhibit H-7

Available Riser Space as of December 1, 1988

[***]

[2 pages omitted]

*	If the Tenant elects to use the Fire Tower and, as a result thereof, (a) the Fire Tower does not qualify as a “fire tower” for local law or insurance purposes or (b) such use by the Tenant has an adverse system-wide impact on the Fire Safety System in the Building in question, then the, Tenant shall be deemed to have exercised a System Option with respect to the Fire Safety System in its entirety for that Building; provided, however, that the Tenant shall not be deemed to have exercised such System Option with respect to such Fire Safety System in its entirety if, and for so long as, under local law and insurance requirements, that Building (without any additional work) no longer requires a Fire Tower.
**	Tenant shall pay all costs and expenses associated with the conversion of these locations to riser space. Any alteration or work in any such space shall be deemed a Tenant Change subject to Article Sixth hereof requiring the Landlord’s approval (i.e., it shall not be deemed a Qualified Tenant Change.)

Exhibit I

Plan of Studio Building Roof

[***]

[1 page omitted]

Exhibit J

Guidelines for Access

If, in connection with the planning, development or performance of any Change or the installation, maintenance, repair or replacement of equipment serving the NBC Units, NBC requires access to “Public Space” or “Nonpublic Space” (as hereinafter defined), then the Board, RCPT and/or any Affiliate of RCPT, to the extent such Person owns and/or controls such Public Space or Nonpublic Space (the “Owner”), shall provide NBC access (a) to Public Space between the hours of 6:00 p.m. and 8:00 a.m. daily, excluding all days observed as holidays by the State of New York, the federal government or the labor unions servicing the Condominium Buildings (collectively, “Holidays”), (b) to Nonpublic Space between the hours of 6:00 p.m. and 8:00 a.m. on Business Days and 24 hours on Saturdays and Sundays, excluding Holidays, and (c) otherwise on terms consistent with the standards set forth in Section 11.01(a)(i) of the Agreement to which this is attached. The Owner shall not, however, be obligated to provide NBC access to any Public Space or Nonpublic Space if, in the reasonable judgment of the Owner, such access shall interfere with (i) performance by the Owner of its obligations to Occupants, tenants or other permitted users of such space, (ii) compliance by the Owner with any Legal Requirements or Insurance Requirements, or (if previously scheduled by or with the Owner) the use of, or performance of work in, such space by the Owner or others.

The Owner shall, on a case-by-case basis, consider requests by NBC for access to Public Space and Nonpublic Space at times other than those specified in the preceding paragraph and shall, to the extent reasonably possible, provide immediate access for NBC at any time in an emergency.

The term “Public Space”, as used in this Exhibit, shall mean any space in the Center owned and/or controlled by the Owner, and located in a public access area. The term “Nonpublic Space”, as used in this Exhibit, shall mean any space in the Center (other than space within any RCPT Units or any other space leased to or otherwise occupied by tenants or other Persons) owned and/or controlled by the Owner and located in an area from which the public is generally excluded.

J-1

Exhibit K

Assumed and Assumable Systems

Building System	Area Applicable to Credit (1968 REB)	Fixed Rent Credit	Additional (Escalation) Rent Credit(a)	Total Credit Through 9/30/97(b)	Book Value as of 3/31/96

Systems Already Assumed
Air Distribution System	404,360	1.06	2.14	1,293,952

Total 1996 Credits on Systems Assumed prior to 4/1/96	404,360	1.06	2.14	1,293,952

Systems Assumed Effective 4/1/96
Air Distribution System	165,063	1.06	2.14	528,202	272,970
Window Cleaning System	1,293,786	0.05	0.06	142,693	0
Elevator System	906,261	0.73	0.50	1,114,701	1,467,857

Total 1996 Credits on Systems Assumed effective 4/1/96	2,368,533	1.84	2.70	1,785,596	1,740,827

Systems which NBC has the right to Assume through 9/30/97

(a)	Based on 1995 actual costs. Amounts to be adjusted each year when actual amounts are available, but calculated in a manner which precludes duplication of charges.
(b)

These rent credits shall apply only from the period commencing on April 1, 1996, with respect to the Air Distribution System, the Window Cleaning System and the Elevator System to be assumed by NBC as of such date, and the date of the System Assumption with respect to any other Assumed Systems (if any), and ending on date of this Agreement.

K-1

Condenser Water System	963,899	0.10	0.25	337,365	65,269
Steam Distribution System	536,658	0.08	0.31	209,297	154,509
Heating System	536,658	0.31	0.33	343,461	0
Electrical Distribution System	802,040	0.08	0.32	320,816	50,143
Chilled Water System	376,999	0.53	0.98	569,268	0

Systems NOT to be assumed by NBC
Domestic Water		0.06
System					0
Fire Safety System		0.05			0

Total					2,010,748

K-2

Exhibit L

Plan of Cooling Tower Cells

[***]

[3 pages omitted]

L-1

Exhibit M

Elevator Plans

[***]

[1 page omitted]

M-1

Exhibit N

Plan of NBC Mast Systems – Roofs of 65th and 69th Floor Tower Building

[***]

[3 pages omitted]

Exhibit O

Memorandum of Agreement

RCPI TRUST,

NBC TRUST NO. 1996A,

NATIONAL BROADCASTING COMPANY, INC.,

GENERAL ELECTRIC COMPANY

AND

THE ROCKEFELLER CENTER TOWER CONDOMINIUM

MEMORANDUM OF UNIT OWNERS AGREEMENT

Record and Return to:

Schulte Roth & Zabel

900 Third Avenue

New York, New York 10022

Attention: Robert S. Nash, Esq.

Premises:
Section:	5
Block:	1265
Lots:	1001, 1006-1022, 1125-1127, 1029,1030,
1050-1053, 1055-1057, 1071, 1072, 1075,
1078, 1079, 1082-1091, 1094-1109

Street Addresses:	30 Rockefeller Plaza
1250 Avenue of the Americas
New York, New York

Exhibit Z-1

Plan of Short Wave Antenna Location

[***]

[1 page omitted]

Z-1-1

Exhibit Z-2

Plan of Short Studio Building Roof Generator Location

[***]

[1 page omitted]

Z-2-1

Exhibit Z-3

Plan of Schematic Diagram of Electric Power Connections

to Cooling Tower Fans

[***]

[4 pages omitted]

Z-3-1

Exhibit Z-4

Plan of Drawings and Specifications for 2-Inch Conduit

[***]

[8 pages omitted]

Z-4-1

Exhibit Z-5

Plan of Studio Building Conduit Location

[***]

[1 page omitted]

Z-5-1

FIRST AMENDMENT TO UNIT OWNERS AGREEMENT

FIRST AMENDMENT TO UNIT OWNERS AGREEMENT (this “Amendment”), dated as of June     , 2007, by and among RCPI LANDMARK PROPERTIES, L.L.C., a Delaware limited liability company (as successor to RCPI Trust), having an address c/o Tishman Speyer Properties, L.P., 45 Rockefeller Plaza, New York, New York 10111, in its capacity as an Owner, as such term is defined below (“RCPT”), NBC TRUST No. 1996A, a Delaware business trust, having an office c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, in its capacity as an Owner (the “Trust”), NBC UNIVERSAL, INC., a Delaware corporation (formerly known as National Broadcasting Company, Inc.), having an address at 30 Rockefeller Plaza, New York, New York 10112, in its capacity as an Occupant and as a tenant under the NBC/Trust Lease (“NBC”), GENERAL ELECTRIC COMPANY, a New York corporation having an office at 30 Rockefeller Plaza, New York, New York 10112, in its capacity as an Occupant and as a tenant under the GE/Trust Lease (“GE”), THE ROCKEFELLER CENTER TOWER CONDOMINIUM, a condominium association formed and existing under the laws of the State of New York, acting by and through its Board of Managers, having an address c/o Tishman Speyer Properties, L.P., 45 Rockefeller Plaza, New York, New York 10111 (the “Condominium”), and RCPI 30 ROCK 22234849, L.L.C., a Delaware limited liability company having an office at c/o Tishman Speyer, 45 Rockefeller Plaza, New York, New York 10111 (“R30R”).

RECITALS

WHEREAS:

A. RCPT, the Trust, NBC, GE and the Condominium hereto entered into the Unit Owners Agreement, dated as of July 17, 1996, (as further amended, restated, modified or supplemented from time to time, the “UOA”), recorded July 22, 1999 in Reel 2348 Page 1004 providing for the operation and maintenance of portions of Rockefeller Center (the “Center”).

B. The Trust has entered into a Purchase and Sale Agreement for 30 Rockefeller Plaza Units (Floors) 22, 23, 48, and 49 (the “R30R Units”) with R30R dated June     , 2007 (the “Purchase Agreement”).

C. RCPT is a “Purchaser Related Party”, as more specifically set forth in the Purchase Agreement, and R30R is therefore familiar with the terms and conditions of the UOA and other similar documents affecting the R30R Units and the Condominium.

D. The parties desire that following consummation of the sale pursuant to the Purchase Agreement, the R30R Units shall be treated in the same

1

manner and on the same terms as the RCPT Units, and not as part of or on the same terms as the NBC Units.

E. To effect the intent of the parties, R30R agrees to be bound by this Amendment and promises to assume all of the liabilities and obligations related to the R30R Units pursuant to the UOA.

F. The parties hereto desire to amend the UOA as set forth in this Amendment in order to provide for the operation and maintenance of the R30R Units and to confirm the obligations of R30R thereunder.

ACCORDINGLY, the parties hereto hereby agree as follows:

SECTION 1. DEFINED TERMS; NO DEFAULTS

a. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to them in the UOA. The provisions of this Amendment shall supersede any inconsistent provisions contained in the UOA.

b. Each of the parties hereto represents and warrants to the other that to its best knowledge, except for this Amendment and the UOA, there are not, as of the date hereof, any amendments, modifications, written instruments or other oral or written agreements which amend or modify the provisions of the UOA in any respect.

SECTION 2. AMENDMENTS

a. The definition of “Owner” is hereby deleted in its entirety and replaced with the following:

“Owner(s)” means the NBC Unit Owner(s), the GE Unit Owner(s), the RCPT Unit Owner(s) and the R30R Unit Owner(s), and each of their respective successors and assigns from lime to time.

b. Article 1 of the UOA is hereby amended to add the following definition:

“R30R Unit Owner” means the owner in fee simple of the R30R Units, and each of its respective successors and assigns from time to time.

c. Section 2.03(b) is hereby amended to add the phrase “and/or R30R” after the phrase “and/or RCPT” in both places such phrase appears.

d. Section 3.02(d) is hereby amended to add the phrase “, R30R” after the phrase “the Condominium Buildings”.

e. Section 8.02(c) of the UOA is hereby deleted in its entirety and replaced with the following:

(c) In the event that the Board shall elect to perform any Elective Capital Improvement which is the subject of a negative vote of the NBC Unit Owners and/or the GE Unit Owners in any Building as set forth in Section 8.02(c), then any rehabilitation tax credits, investment tax credits or comparable credits, and all depreciation or amortization deductions, and any other federal, state, local or other income, sales or franchise tax benefits attributable to such Elective Capital Improvement shall be allocable and available only to the RCPT Unit Owners and the R30R Unit Owners in such Building.

f. Section 8.07(a)(iv) of the UOA is hereby deleted in its entirety and replaced with the following:

(iv) with respect to liability insurance, the Board and each other Owner are named as additional insureds, such insurance covers cross-liability claims of one insured against another, and the certificate evidencing such insurance states that it is primary coverage for the Board and without contribution as against liability insurance purchased by any other Owner or the Board.

g. Article 9 of the UOA is hereby renamed “Leasing of RCPT Units or R30R Units”.

h. Article 9 of the UOA is hereby amended by adding Section 9.02:

9.02 (a) R30R shall include in any lease of any R30R Unit entered into after the date of this Agreement a provision in substantially the following form:

“Neither Tenant nor any occupant of the R30R Units shall use the name of the Condominium Buildings or the name of the entity for which the Condominium Buildings are named or any part or abbreviation (including initials) of either such name except that the foregoing shall not prevent the use of the name of the Condominium Buildings or any part thereof, in a conventional manner and without emphasis or display, as a part of such occupant’s business address or by reference in the ordinary course of its business.”

(b) R30R shall use its best efforts to cause to be included in all leases (including lease renewals) executed after the date of this Agreement on the concourse level of the Condominium Buildings a provision granting R30R the right to take space within such premises for use by NBC as Additional Riser Space or Additional Equipment Space (as such terms are defined in Article 11), so long as the Board provides reasonable compensation or arranges for comparable space to be provided to the affected tenant; provided, that R30R (i) shall not be required to make any expenditure in order to cause such a provision to be included in any such lease (other than any expenditure to which NBC consents and for which NBC agrees by separate instrument to reimburse to R30R upon demand), and (ii) shall have no liability to NBC for the failure of R30R (after the use of best efforts) to cause such a provision to be included in any such lease.

(c) R30R will not rent any part of the Condominium Buildings for any business in which electric current shall be generated within the Condominium Buildings or used in such amount or in such manner as to interfere with the operation of NBC’s business unless the consent of NBC shall first be obtained, except that nothing contained in this Article shall be a limitation upon the right of R30R to construct, maintain and operate in a proper manner a plant for the production or transformation of electric light and power or to allow the use of electric current in the usual amounts and manner by others occupying space in the Condominium Buildings for usual office purposes, except that no X-ray or other machine shall be operated in the Condominium Buildings without adequate protection against interference with the operation of NBC’s business.

(d) Notwithstanding the provisions of Section 9.01(c), R30R may permit the continuance of any Permitted Use (as hereinafter defined) by a Permitted User (as hereinafter defined) pursuant either to the original agreement between R30R and the Permitted User or to an amendment to, or renewal or extension of, such original agreement without regard to whether such amendment, renewal or extension is applicable to the space referred to in the original agreement or to additional or substituted space. For the purposes of this Section 9.02(d), (i) the term “Permitted Use” shall mean a use of space in the Condominium Buildings which, except for the fact that R30R has received at any time from NBC its written consent thereto, is, or might be deemed to be, in contravention of the provisions of Section 9.02(c), and (ii) the term “Permitted User” shall mean the user specified in said consent of NBC and such user’s successors, assigns, heirs, administrators and legal representatives.

i. Section 11.04(f) of the UOA is hereby amended by adding the phrase “, the R30R Units” after the phrase “the RCPT Units”.

j. Article 20 of the UOA is hereby amended by adding Section 20.11:

20.11 No present or future, direct or indirect partner, member, trustee, beneficiary, director, officer, shareholder, employee, advisor, agent, attorney, asset manager, or subasset manager of or in any party to this Agreement shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or in connection with the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and each other party and its successors and assigns and, without limitation, all other persons and entities, shall look solely to such party’s assets for the payment of any claim or for any performance, and each other party hereby waives any and all such personal liability. The limitations on liability contained in this Section 20.11 are in addition to, and not in limitation of, any limitation on liability applicable to any party to this Agreement provided in any other provision of this Agreement or by law or by any other contract, agreement or instrument.

k. The UOA is hereby amended by inserting the following immediately after Article 20:

ARTICLE 21

Relationship of the Parties.

21.01 RCPT and R30R agree that as between themselves, (i) RCPT will be entitled to all rights and benefits and shall be liable for all obligations and responsibilities with respect to the RCPT Units, and (ii) R30R will be entitled to all rights and benefits and shall be liable for all obligations and responsibilities with respect to the R30R Units.

21.02 RCPT, R30R, the Trust, GE and NBC agree that, as to all matters between RCPT, R30R, the RCPT Unit Owners and the R30R Unit Owners, on the one hand, and the Trust, GE and NBC, on the other hand: (i) the RCPT Units and the R30R Units shall collectively be deemed to be RCPT Units for purposes of this Agreement; (ii) the RCPT Unit Owners and the R30R Unit Owners shall collectively be deemed to be RCPT Unit Owners for purposes of this Agreement; (iii) all actions, approvals, consents, notices or other actions that either the RCPT Unit Owners or the R30R Unit Owners shall be entitled or obligated to take shall be made or taken by RCPT on behalf of the RCPT Unit Owners and R30R Unit Owners collectively; (iv) the Trust, GE and NBC shall be entitled to deal exclusively with RCPT as to all such matters, and the actions of RCPT shall be binding upon R30R and the R30R Unit Owners as if such actions had been made by R30R and the R30R Unit Owners; and (v) R30R hereby waives any and all rights R30R might have under this Agreement with respect to or in any way affecting or related to the NBC/GE Units or any right, title or interest of the Trust, GE or NBC under the terms of this Agreement.

I. Exhibit A of the UOA is hereby amended as follows:

i. By deleting the section entitled “Description of the NBC Fee Unit” and the section entitled “Description of the GE Fee Units” in their entirety and replacing it with the following:

Description of R30R Units

UNIT	TAX LOT

Additional Unit 22/1	1026
Additional Unit 23/1	1027
Tower Unit 48/1	1052
Tower Unit 49/1	1053

ii. With respect to the “Description of the NBC/IDA Units”, by deleting Tower Unit 48/1 – Tax Lot 1052 from such schedule.

For the avoidance of doubt, by amending Exhibit A as described above, the parties intend that, from and after the date of this Amendment, the terms “NBC Units” and “GE Units” as defined in the UOA shall not include any of the R30R Units, and R30R shall not be entitled to any of the rights and benefits running to the NBC Units, the GE Units or their Owners.

SECTION 3. EXECUTION OF AMENDMENT. This Amendment is being executed and delivered by each of the Owners, in accordance with the provisions of Section 20.04 of the UOA.

SECTION 4. MISCELLANEOUS.

(a) Except as hereby amended, all of the terms, covenants and conditions of the UOA shall remain in full force and effect.

(b) This Amendment may be executed in one or more counterparts, each of which so executed and delivered shall be deemed an original, and all of which taken together shall constitute but one and the same instrument.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Agreement to be executed as of the date first set forth above.

RCPI LANDMARK PROPERTIES, L.L.C.

By:	/s/ Michael B. Benner
	Name:	Michael B. Benner
	Title:	Vice President and Secretary

NBC TRUST NO. 1996A
By:	Wilmington Trust Company, not in its individual capacity but solely as leasing trustee of NBC Trust No, 1996A

By:
Name:
Title:

RCPI 30 ROCK 22234849, L.L.C.

By:	/s/ Michael B. Benner
	Name:	Michael B. Benner
	Title:	Vice President and Secretary

UOA Amendment

IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Agreement to be executed as of the date first set forth above.

RCPI LANDMARK PROPERTIES, L.L.C.

By:	/s/ Michael B. Benner
	Name:	Michael B. Benner
	Title:	Vice President and Secretary

NBC TRUST NO. 1996A
By:	Wilmington Trust Company, not in its individual capacity but solely as leasing trustee of NBC Trust No, 1996A

By:	/s/ Rosaline K. Maney
	Name:	Rosaline K. Maney
	Title:	Vice President

RCPI 30 ROCK 22234849, L.L.C.

By:	/s/ Michael B. Benner
	Name:	Michael B. Benner
	Title:	Vice President and Secretary

UOA Amendment

NBC UNIVERSAL, INC. (formerly known as National Broadcasting Company, Inc.)

By:	/s/ John W. Elk
	Name:	John W. Elk
Title:

GENERAL ELECTRIC COMPANY

By:	/s/ John W. Elk
	Name:	John W. Elk
	Title:	Vice President

THE ROCKEFELLER CENTER TOWER CONDOMINIUM
By:	The Board of Managers of The Rockefeller Center Tower Condominium

By:
Name:
Title:

UOA Amendment

NBC UNIVERSAL, INC. (formerly known as National Broadcasting Company, Inc.)

By:
Name:
Title:

GENERAL ELECTRIC COMPANY

By:
Name:
Title:

THE ROCKEFELLER CENTER TOWER CONDOMINIUM
By:	The Board of Managers of The Rockefeller Center Tower Condominium

By:	/s/ Michael B. Benner
	Name:	Michael B. Benner
	Title:	Vice President

UOA Amendment

SECOND AMENDMENT TO UNIT OWNERS AGREEMENT

SECOND AMENDMENT TO UNIT OWNERS AGREEMENT (this “Amendment”), dated as of June 2007, by and among RCPI LANDMARK PROPERTIES, L.L.C., a Delaware limited liability company (as successor to RCPI Trust), having an address c/o Tishman Speyer Properties, L.P., 45 Rockefeller Plaza, New York, New York 10111, in its capacity as an Owner, as such term is defined below (“RCPT”), NBC TRUST NO. 1996A, a Delaware statutory business trust, having an office c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, in its capacity as an Owner (the “Trust”), NBC UNIVERSAL, INC., a Delaware corporation (formerly known as National Broadcasting Company, Inc.), having an address at 30 Rockefeller Plaza, New York, New York 10112, in its capacity as an Occupant and as a tenant under the NBC/Trust Lease (“NBC”), GENERAL ELECTRIC COMPANY, a New York corporation having an office at 30 Rockefeller Plaza, New York, New York 10112, in its capacity as an Occupant and as a tenant under the GE/Trust Lease (“GE”), THE ROCKEFELLER CENTER TOWER CONDOMINIUM, a condominium association formed and existing under the laws of the State of New York, acting by and through its Board of Managers, having an address c/o Tishman Speyer Properties, L.P., 45 Rockefeller Plaza, New York, New York 10111 (the “Condominium”), and RCPI 30 ROCK 22234849, L.L.C., a Delaware limited liability company having an office at c/o Tishman Speyer, 45 Rockefeller Plaza, New York, New York 10111 (“R30R”).

RECITALS

WHEREAS:

A. RCPT, the Trust, NBC, GE and the Condominium hereto entered into the Unit Owners Agreement, dated as of July 17, 1996, recorded July 22, 1999 in Reel 2348 Page 1004, as amended by First Amendment to Unit Owners Agreement dated June __, 2007 (as further amended, restated, modified or supplemented from time to time, the “UOA”), providing for the operation and maintenance of portions of Rockefeller Center (the “Center”).

B. The Trust has entered into a Purchase and Sale Agreement for 30 Rockefeller Plaza Units (Floors) 25 and 26 (the “R30R Units”) with R30R dated June     , 2007 (the “Purchase Agreement”).

C. RCPT is a “Purchaser Related Party”, as more specifically set forth in the Purchase Agreement, and R30R is therefore familiar with the terms and conditions of the UOA and other similar documents affecting the R30R Units and the Condominium.

1

D. The parties desire that following consummation of the sale pursuant to the Purchase Agreement, the R30R Units shall be treated in the same manner and on the same terms as the RCPT Units, and not as part of or on the same terms as the NBC Units.

E. To effect the intent of the parties, R30R agrees to be bound by this Amendment and promises to assume all of the liabilities and obligations related to the R30R Units pursuant to the UOA.

F. The parties hereto desire to amend the UOA as set forth in this Amendment in order to provide for the operation and maintenance of the R30R Units and to confirm the obligations of R30R thereunder.

ACCORDINGLY, the parties hereto hereby agree as follows:

SECTION 1. DEFINED TERMS; NO DEFAULTS

a. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to them in the UOA. The provisions of this Amendment shall supersede any inconsistent provisions contained in the UOA.

b. Each of the parties hereto represents and warrants to the other that to its best knowledge, except for this Amendment and the UOA, there are not, as of the date hereof, any amendments, modifications, written instruments or other oral or written agreements which amend or modify the provisions of the UOA in any respect.

SECTION 2. AMENDMENTS

a. Exhibit A of the UOA is hereby amended as follows:

i. By deleting the following from the Description of the NBC/IDA Units:

Description of the NBC/IDA Units

UNIT	TAX LOT

Additional Unit 25/1	1029
Additional Unit 26/1	1030

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ii. By adding the following to the Description of the R30R Units

Description of R30R Units

UNIT	TAX LOT

Additional Unit 25/1	1029
Additional Unit 26/1	1030

For the avoidance of doubt, by amending Exhibit A as described above, the parties intend that, from and after the date of this Amendment, the terms “NBC Units” and “GE Units” as defined in the UOA shall not include any of the R30R Units, and R30R shall not be entitled to any of the rights and benefits running to the NBC Units, the GE Units or their Owners.

SECTION 3. EXECUTION OF AMENDMENT. This Amendment is being executed and delivered by each of the Owners, in accordance with the provisions of Section 20.04 of the UOA.

SECTION 4. MISCELLANEOUS.

(a) Except as hereby amended, all of the terms, covenants and conditions of the UOA shall remain in full force and effect.

(b) This Amendment may be executed in one or more counterparts, each of which so executed and delivered shall be deemed an original, and all of which taken together shall constitute but one and the same instrument.

[remainder of page intentionally left blank]

3

IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Agreement to be executed as of the date first set forth above.

RCPI LANDMARK PROPERTIES, L.L.C.

By:	/s/ Michael B. Benner
	Name:	Michael B. Benner
	Title:	Vice President and Secretary

NBC TRUST NO. 1996A
By:	Wilmington Trust Company, not in its individual capacity but solely as leasing trustee of NBC Trust No, 1996A

By:
Name:
Title:

RCPI 30 ROCK 22234849, L.L.C.

By:	/s/ Michael B. Benner
	Name:	Michael B. Benner
	Title:	Vice President and Secretary

UOA Amendment

IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Agreement to be executed as of the date first set forth above.

RCPI LANDMARK PROPERTIES, L.L.C.

By:
Name:
Title:

NBC TRUST NO. 1996A
By:	Wilmington Trust Company, not in its individual capacity but solely as leasing trustee of NBC Trust No, 1996A

By:	/s/ Roseline K. Maney
	Name:	Roseline K. Maney
	Title:	Vice President

RCPI 30 ROCK 22234849, L.L.C.

By:
Name:
Title:

UOA Amendment

NBC UNIVERSAL, INC. (formerly known as National Broadcasting Company, Inc.)

By:	/s/ John W. Elk
	Name:	John W. Elk
Title:

GENERAL ELECTRIC COMPANY

By:	/s/ John W. Elk
	Name:	John W. Elk
	Title:	Vice President

THE ROCKEFELLER CENTER TOWER CONDOMINIUM
By:	The Board of Managers of The Rockefeller Center Tower Condominium

By:
Name:
Title:

UOA Amendment

EXHIBIT B

FLOOR PLAN(S) OF PREMISES

[See Attached]

[***]

[58 pages omitted]

Exhibit B

EXHIBIT C

THE LAND

CHICAGO TITLE INSURANCE COMPANY

SCHEDULE A DESCRIPTION

Title No.: 3109-00356

The Units shown on Schedule A in the Premises known as Rockefeller Center in the Borough of Manhattan, City, County and State of New York, which Units are designated and described in the Declaration establishing a plan for Condominium Ownership of premises under Article 9-B of the Real Property Law of the State of New York (The New York Condominium Act), dated as of December 1, 1988 and recorded December 19, 1988 in the Register’s Office of the City of New York, New York County (The City Register’s Office) in Reel 1509 Page 989, as amended in Reel 2348 Page 853, in CRFN 2004000560849, in CRFN 2007000463336 and in CRFN 2007000463337, and also designated as Tax Lots as shown on attached schedule in Block 1265, of Section 5, in the Borough of Manhattan on the Tax Map of the Real Property Assessment Department of the City of Nw York and on the Floor Plans of said Building certified by the Office of Michael Lynn & Associates, Architect, and filed in the City Register’s Office on the 19th day of December, 1988, as Condominum Plan No. 4845. The premises within which the Units are located are more particularly described below:

TOGETHER with the common elements shown on the rider attached hereto:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the intersection of the northerly side of 49th Street and the easterly side of Avenue of the Americas;

RUNNING THENCE easterly along the northerly side of 49th Street 545 feet 0 inches to the westerly side of Rockefeller Plaza;

THENCE northerly along the westerly side of Rockefeller Plaza 200 feet 10 inches to the southerly side of 50th Street;

THENCE westerly along the southerly side of 50th Street 478 feet 6-1/2 inches;

THENCE southerly parallel with the easterly side of Avenue of the Americas 25 feet 4-1/2 inches;

THENCE westerly parallel with 50th Street and partly through a party wall 66 feet 5-1/2 inches to the easterly side of Avenue of the Americas;

THENCE southerly along the easterly side of Avenue of the Americas 175 feet 5-1/2 inches to the northerly side of 49th Street the point or place BEGINNING.

—CONTINUED—

Exhibit C

CHICAGO TITLE INSURANCE COMPANY

SCHEDULE A DESCRIPTION

Title No.: 3109-00356

TOGETHER with a non-exclusive easement for pedestrian access to the Building over the land described as follows:

ALL that certain plot, piece or parcel of land, lying and being in the Borough of Manhattan, City County and State of New York, bounded and described as follows:

BEGINNING at a point (hereinafter, “Point A”) on the southerly side of West 50th Street distant 545 feet easterly from the corner formed by the intersection of the easterly side of Avenue of the Americas with the southerly side of 50th Street;

RUNNING THENCE southerly at right angles with West 50th Street 200 feet 10 inches to a point at the northerly side of 49th Street (hereinafter, “Point B”);

THENCE easterly along the northerly side of 49th Street, 60 feet to a point; (hereinafter, “Point C”);

THENCE northerly at right angles with West 49th Street 200 feet 10 inches to the southerly side of 50th Street;

THENCE westerly along the southerly side of 50th Street, 60 feet to the point or place of BEGINNING.

Which lies above a plan located at an elevation at Point A of 65.87 feet, at point B of 63.47 feet and at Point C of 63.75 feet.

Elevations refer to the datum in use by the Department of Highways, Borough of Manhattan, which is 2.75 feet above the U.S. Coast and Geodetic Survey datum of mean sea level at Sandy Hook.

2

CHICAGO TITLE INSURANCE COMPANY

SCHEDULE A DESCRIPTION

Title No.: 3109-00356

**LIST OF NBC UNITS**

UNIT	TAX LOT	% COMMON INTEREST

Tower Unit SB/1	1001	.0156
Tower Unit 2/1	1006	.8359
Additional Unit 2/1	1007	.3633
Tower Unit 3/1	1008	1.3026
Tower Unit 4/1	1009	1.2494
Tower Unit 5/1	1010	1.2675
Tower Unit 6/1	1011	1.0504
Tower Unit 7/1	1012	1.0857
Tower Unit 8/1	1013	1.0353
Tower Unit 9/1	1014	1.0853
Tower Unit 10/1	1015	.7524
Tower Unit 11/1	1016	1.0017
Tower Unit 12/1	1017	1.0528
Tower Unit 14/1	1018	1.1377
Tower Unit 15/1	1019	1.1394
Tower Unit 16/1	1020	1.1406
Tower Unit 17/1	1021	1.1270
Tower Unit 18/1	1022	1.1245
Additional Unit 21/1	1025	1.0922
Tower Unit 46/1	1050	1.0652
Tower Unit 47/1	1051	1.0852
Tower Unit 51/1	1055	1.0726
Tower Unit 52/1	1056	1.0627
Tower Unit 53/1	1057	1.1041
Tower Unit 66/1	1071	.0111
Tower Unit 67/1	1072	.0151
Studio-RCA West Unit SB/S	1075	.3030
Studio-RCA West Unit CM/S	1078	.0436
Studio-RCA West Unit 1/S	1079	.1422
Studio-RCA West Unit 1M/S	1082	.5051
Studio-RCA West Unit 2/S	1083	1.7439
Studio-RCA West Unit 3/S	1084	1.7336
Studio-RCA West Unit 4/S	1085	1.7173
Studio-RCA West Unit 5/S	1086	1.7430
Studio-RCA West Unit 6/S	1087	1.6707
Studio-RCA West Unit 7/S	1088	1.6640
Studio-RCA West Unit 8/S	1089	1.6640
Studio-RCA West Unit 9/S	1090	1.6655

3

CHICAGO TITLE INSURANCE COMPANY

SCHEDULE A DESCRIPTION

Title No.: 3109-00356

Studio-RCA West Unit 10/S	1091	1.7336
Studio-RCA West Unit 1M/9	1094	.3165
Studio-RCA West Unit 2M/9	1095	.3598
Studio-RCA West Unit 2/9	1096	.3386
Studio-RCA West Unit 3/9	1097	.3673
Studio-RCA West Unit 4/9	1098	.3692
Studio-RCA West Unit 5/9	1099	.3699
Studio-RCA West Unit 6/9	1100	.3689
Studio-RCA West Unit 7/9	1101	.3630
Studio-RCA West Unit 8/9	1102	.3566
Studio-RCA West Unit 9/9	1103	.3616
Studio-RCA West Unit 10/9	1104	.3652
Studio-RCA West Unit 12/10	1105	.3663
Studio-RCA West Unit 12/9	1106	.4866
Studio-RCA West Unit 14/9	1107	.5124
Studio-RCA West Unit 15/9	1108	.4968
Studio-RCA West Unit 16/9	1109	.4986

4

EXHIBIT D

EXCLUSIVE CONNECTIVITY AND INFRASTRUCTURE LOCATIONS

[See Further Attached Documents]

[***]

[52 pages omitted]

Exhibit D

EXHIBIT E

FORM OF CONDOMINIUM BOARD SNDA

CONDO RECOGNITION AND

ATTORNMENT AGREEMENT

between

BOARD OF MANAGERS OF

ROCKEFELLER CENTER TOWER CONDOMINIUM

Board,

and

NBCUNIVERSAL MEDIA, LLC

Tenant,

Dated:	, 2011
Premises:	Block 1265
Lots 1001-1022, 1025, 1050, 1051, 1055,
1056, 1071, 1072, 1075-1109
City, County and
State of New York

Please record and return to:

Davis Polk & Wardwell

450 Lexington Avenue

New York, NY 10017

Attention of Thomas Patrick Dore, Jr.

Exhibit E

CONDO RECOGNITION AND ATTORNMENT AGREEMENT

AGREEMENT dated as of                          , 2011 between the BOARD OF MANAGERS OF THE ROCKEFELLER CENTER TOWER CONDOMINIUM, a condominium organized pursuant to Article 9-B of the Real Property Law of the State of New York, having an office at [    ] (the “Board”) and NBCUniversal Media, LLC (f/k/a National Broadcasting Company, Inc.), a Delaware limited liability company having an office at 30 Rockefeller Plaza, New York, New York 10112 (“Tenant”).

W I T N E S S E T H:

WHEREAS, pursuant to a Declaration (the “Declaration”) dated as of December 1, 1988 and amended and restated as of July 17, 1996, a plan was established under Article 9-B of the Real Property Law of the State of New York for condominium ownership of a portion of the block bounded by Rockefeller Plaza, Avenue of the Americas and West 49th Street and West 50th Street situate in the Borough of Manhattan, City and County of New York and in the building (the “Building”) located thereon known as 30 Rockefeller Plaza; such condominium (the “Condominium”) is known as the Rockefeller Center Tower Condominium; and

WHEREAS, by lease of [even date herewith] (said lease, as the same from time to time may be amended, being herein called the “Lease”), NBC Trust No. 1996A, a Delaware statutory business trust (“Landlord”) leases to Tenant certain space, fixtures, equipment, improvements, installations and appurtenance (herein called the “Premises”) in the Building, which Premises are more particularly described on Exhibit A annexed hereto; and

WHEREAS, Article Five of the Lease provides that the Lease shall be and is subject and subordinate to the Declaration, subject to the provisions of said Article.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Tenant hereby confirms to the Board and the Board on its own behalf and on behalf of its successors and assigns agrees that, to the extent set forth herein and in Article Five of the Lease and only to such extent, the Lease and the term and estate thereby granted are and shall always be subject and subordinate in all respects to the Declaration and all advances made by and sums payable to the Board under the Declaration. The Board on its own behalf and on behalf of its successors and assigns furthers agrees that, except for the subordination of the Lease to the Declaration, the Declaration shall not adversely affect any of the Tenant’s rights or increase its obligations under the Lease (except to an insubstantial extent) and in the event of any conflict between the provisions of the Declaration and the provisions of the Lease, the provisions of

1

the Lease shall prevail. RCPI Trust, a Delaware business trust and owner of all of the units in the Condominium not owned by The New York City Industrial Development Agency or the Landord, has indicated its consent to the provisions of this Agreement including, but not limited to, the provisions of the immediately preceding sentence, by executing a copy of this agreement at the foot thereof.

2. So long as no event has occurred on the part of Tenant or anyone claiming through or under Tenant, which has continued to exist for such period of time (after notice, if any required by the Lease) as would entitle Landlord to terminate the Lease or would cause without any further action of Landlord, the termination of the Lease or would entitle Landlord to dispossess Tenant, the Lease shall not be terminated, nor shall Tenant’s use, possession or enjoyment of the Premises be interfered with, nor shall the leasehold estate granted by the Lease be affected in any other manner in any action or proceeding instituted under or in connection with the Declaration or by reason of any sale pursuant to any such action or proceeding, or in case the Board takes possession of the Landlord’s interest in the units affecting the Premises, nor shall Tenant or any person claiming through or under Tenant be named or joined as a party defendant in any action to enforce the Declaration or any like proceeding which may be instituted or taken by reason of or in connection with any default under the Declaration (unless required by law in which event no personal judgment will be taken against Tenant or any person claiming through or under Tenant, and such naming or joinder shall not otherwise be in derogation of the rights of Tenant under this Agreement).

3. In the event the Board, or anyone claiming through or under the Declaration or the Board, shall succeed to the rights of the Landlord under the Lease, whether through possession or any other action or delivery of a new lease or otherwise, Tenant shall attorn to and recognize the Board or such other party so succeeding to Landlord’s rights (any such party, including the Board in such capacity, being the “Successor Landlord”) as Tenant’s landlord and the Successor Landlord, shall accept such attornment, upon the covenants, agreements, terms, provisions and conditions of the Lease to the same extent and in the same manner as if the Lease were a direct lease between the Successor Landlord and Tenant, except that the Successor Landlord shall not:

(a) have any liability for refusal or failure to perform or complete any work required to be done by the landlord under the Lease or otherwise to prepare the Premises for Tenant in accordance with the covenants, agreements, terms, provisions and conditions of the Lease except, subject to the following subparagraph (b), for any repair or maintenance obligations in the Lease which require the landlord to maintain or repair the Building and the building systems of the Building,

(b) be obligated to repair, restore, replace or rebuild the Building or the Premises, in case of damage or destruction, beyond such repair,

2

restoration, replacement and/or rebuilding as can be accomplished with the net proceeds of insurance actually received by, or made available to, the Successor Landlord, subject to protective provisions required by the Successor Landlord with respect to the disbursement of such funds for repair, restoration, replacement and/or rebuilding,

(c) be liable for any previous act or omission of the landlord under the Lease,

(d) be subject to any offset not expressly provided for in the Lease which shall have therefore accrued to Tenant against the landlord under the Lease, providing the Successor Landlord shall be bound by any and all offsets, deductions and abatements expressly provided for in the Lease and whenever arising, nor

(e) be bound by any modification of the Lease not expressly required by the Lease, nor by any voluntary prepayment under the Lease made more than one (1) month in advance of this due date, unless the Board has so consented to such modification or prepayment, as the case may be, provided, however, that if the holder of the Declaration shall then also be the landlord under the Lease or an affiliate of such landlord, the conditions set forth in subdivisions (a), (c), (d) and (e) shall not be applicable to such attornment.

4. If (i) there is any act or omission of the landlord under the Lease which would give Tenant the right, immediately or after a lapse of a period of time, to cancel or terminate the Lease, or claim a partial or total eviction, (ii) all of the units in the Condominium are owned by either affiliates of the landlord under the Lease or by the New York City Industrial Development Agency (the “IDA”) and (iii) the IDA has granted to the landlord under the Lease or an affiliate of the Landlord an irrevocable proxy with respect to any right to vote or give or withhold consent or approvals appurtenant to its units, then the Tenant shall not exercise such right (a) until it has given written notice of such act or omission to the Board at the address first herein stated or such other address as the Board may from time to time designate by written notice to Tenant, and (b) until a reasonable period (but in no event to exceed 60 days) for remedying such act or omission shall have elapsed following the giving of such notice, provided that, within thirty (30) days of receipt of Tenant’s notice the Board shall give Tenant written notice of its intention to commence and to continue to remedy such act or omission. Notwithstanding the foregoing, the Board shall not be obligated to remedy such act or omission. In addition, Tenant shall continue to be liable under all the covenants, agreements, terms, provisions and conditions of the Lease unless and until its claim of said act or omission is determined to be valid. If Tenant vacates the Premises by virtue of its claim or such act or omission, the Board, without liability to Tenant, shall be free to relet the Premises to any other person, firm or corporation and any personal property of Tenant remaining in the Premises after

3

Tenant has vacated shall be deemed to be abandoned and may be used or disposed of by the Board as its own property.

5. This Agreement may not be discharged or modified orally or by any course of conduct of the parties hereto other than by an agreement in writing specifically referring to this Agreement and signed by the party or parties to be charged thereby.

6. The terms of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

7. The person executing this Agreement on behalf of the Board has the authority to execute such Agreement and all necessary action has been taken to authorize the execution and delivery of this Agreement by such person.

[Remainder of this page intentionally left blank]

4

IN WITNESS WHEREOF, the parties hereto have duly executed this

Agreement as of the day and year first above written.

BOARD OF THE MANAGERS OF THE ROCKEFELLER CENTER TOWER CONDOMINIUM

By:	Tishman Speyer Properties, L.P., its agent

By:
Name:
Title:

NBCUNIVERSAL MEDIA, LLC

By:
Name:
Title:

Foregoing agreed to:

RCPI Trust

By:
Name:
Title:

Subordination, Nondisturbance, and Attornment Agreement

STATE OF	)
ss.:
COUNTY OF	)

On this          day of                 , in the year 2011, before me, the undersigned, personally appeared                         , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity, and that by his/her/their signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

STATE OF	)
ss.:
COUNTY OF	)

On this          day of                 , in the year 2011, before me, the undersigned, personally appeared                         , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity, and that by his/her/their signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

STATE OF	)
ss.:
COUNTY OF	)

On this          day of                 , in the year 2011, before me, the undersigned, personally appeared                         , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity, and that by his/her/their signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

Exhibit A

[Insert legal description of the Units]

EXHIBIT F

[See Attached]

FORM OF SUPERIOR LANDLORD SNDA

                          (“Superior Landlord”)

and

NBCUNIVERSAL MEDIA, LLC (“Tenant”)

SUBORDINATION, NONDISTURBANCE

AND ATTORNMENT AGREEMENT

            , 20

This instrument affects real property situated, lying and being in the County of New York, State of New York, known as follows:

Section:	_________
Volume:	_________
Block(s):	_________
Lot(s):	_________

Street Address:	_______________
[(30 Rockefeller Plaza) or (1250 Avenue of the Americas)	_______________
New York, NY 10112]

RECORD AND RETURN TO: Latham & Watkins LLP 885 Third Avenue New York, New York 10022-4802 Attention: Richard Chadakoff, Esq. File No.: Document No.:	NO MORTGAGE RECORDING TAX IS PAYABLE WITH RESPECT TO THIS AGREEMENT. NOTHING IN THIS AGREEMENT IS INTENDED TO EVIDENCE OR SECURE ANY INDEBTEDNESS OR TO CREATE ANY LIEN.

Exhibit F

SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

WITH TENANT

This SUBORDINATION, NONDISTURBANCE, AND ATTORNMENT AGREEMENT (this “Agreement”) is entered into as of [            ] [    ], 20     (the “Effective Date”), between [                    ], a [                    ], having its principal office at [                    ] (together with its successors and assigns, “Superior Landlord”), and NBCUNIVERSAL MEDIA, LLC (f/k/a NBC Universal, Inc., f/k/a National Broadcasting Company, Inc.), a Delaware limited liability company, having an office at 30 Rockefeller Plaza, New York, New York 10112 (together with its successors and permitted assigns, “Tenant”), with reference to the following facts:

A. NBC TRUST NO. 1996A, a Delaware statutory business trust, having its principal office at c/o General Electric Corporation, 901 Main Avenue, Norwalk, Connecticut 86051 (together with its successors and assigns, “Landlord”), owns the leasehold estate and the reversionary interest with respect to certain real properties (condominium units) located at (i) 30 Rockefeller Plaza, New York, New York 10112; (ii) 1250 Avenue of the Americas, New York, New York 10112; and (iii) 49 West 49th Street (with an alternate entrance on 50 West 50th Street), New York, New York 10112 (such real properties, including all buildings, improvements, structures and fixtures located thereon, collectively, the “Buildings”).

B. Landlord leased certain portions of the Buildings (the “Premises”) to Tenant pursuant to that certain Second Amended and Restated Lease, dated as of January 27, 2011, by and between Landlord, as landlord, and Tenant, as tenant (as amended, supplemented or otherwise modified, the “Lease”).

C. A Memorandum of Sublease dated as of [                    ] by and between Landlord and Tenant was recorded on [                    ] in the [New York County Clerk’s Office] in [Book                     ], [Page     ].

D. Pursuant to a Superior Lease dated as of [            ] [    ], 20     (the “Superior Lease”), [describe lease transaction which gives rise to the Superior Lease].

E. Superior Landlord and Tenant desire to agree upon the relative priorities of their interests in the Premises and their rights and obligations if certain events occur.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency thereof being hereby acknowledged, Tenant and Superior Landlord agree:

1.	Definitions.

The following terms shall have the following meanings for purposes of this Agreement.

1.1 Construction-Related Obligation. A “Construction-Related Obligation” means any obligation of Landlord under the Lease to make, pay for, or reimburse Tenant for any alterations, demolition, or other improvements or work at the Premises, including the Premises, or to provide any payment to Tenant to induce Tenant to enter into the Lease or to facilitate

1

Tenant’s build-out of the Premises. “Construction-Related Obligation” shall not include any obligation of Landlord under the Lease with respect to: (a) reconstruction or repair following fire, casualty or condemnation; or (b) day-to-day maintenance and repairs, in each case, to the extent such obligation first arises after the date of attornment pursuant to this Agreement.

1.2 Nondisturbance Date. A “Nondisturbance Date” means any date on which the Lease becomes a direct lease between Superior Landlord and Tenant pursuant to this Agreement.

1.3 Offset Right. An “Offset Right” means any right or alleged right of Tenant to any offset, defense (other than one arising from actual payment and performance, which payment and performance would bind Superior Landlord pursuant to this Agreement), claim, counterclaim, reduction, deduction, or abatement against Tenant’s payment of Rent or performance of Tenant’s other obligations under the Lease, arising (whether under the Lease or other applicable law) from Landlord’s breach or default under the Lease, or otherwise.

1.4 Rent. The “Rent” means any fixed rent, base rent or additional rent under the Lease.

1.5 Termination Event. A “Termination Event” means any termination of the Superior Lease, or the interest of Landlord as tenant under the Superior Lease, for any reason.

1.6 Termination Right. A “Termination Right” means any right of Landlord to cancel or terminate the Lease or to claim a partial or total eviction arising (whether under the Lease or under applicable law) from Landlord’s breach or default under the Lease.

2.	Subordination.

The Lease shall be, and shall at all times remain, subject and subordinate to the Superior Lease, its terms and conditions and the interests of the Superior Landlord in the Premises, and to all additional matters to which Landlord’s leasehold estate and reversionary interest under the Superior Lease is subject.

3.	Nondisturbance, Recognition and Attornment.

3.1 No Exercise of Superior Lease Remedies Against Tenant. So long as (a) the Lease has not been terminated, (b) no right exists to terminate the Lease, and (c) no right exists to dispossess Tenant, in each case on account of Tenant’s default under the Lease that has continued beyond applicable cure periods (an “Event of Default”), Superior Landlord shall not name or join Tenant as a defendant in any exercise of Superior Landlord’s rights and remedies arising upon a default under the Superior Lease unless applicable law requires Tenant to be made a party thereto as a condition to proceeding against Landlord or prosecuting such rights and remedies. In the latter case, Superior Landlord may join Tenant as a defendant in such action only for such purpose and not to terminate the Lease or otherwise adversely affect Tenant’s rights under the Lease in such action.

3.2 Nondisturbance and Attornment. If (a) the Lease has not been terminated, (b) no right exists to terminate the Lease, and (c) no right exists to dispossess Tenant, in each case on account of an Event of Default by Tenant, then, upon the occurrence of a Termination Event: (i)

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Superior Landlord shall not terminate or disturb Tenant’s possession of the Premises under the Lease, except in accordance with the terms of the Lease and this Agreement; (ii) Superior Landlord shall be bound to Tenant under all the terms and conditions of the Lease (except as provided in this Agreement); (iii) Tenant shall recognize and attorn to Superior Landlord as Tenant’s direct landlord, and Superior Landlord shall recognize Tenant as Superior Landlord’s direct tenant, under the Lease as affected by this Agreement; (iv) the Lease shall continue in full force and effect as a direct lease, in accordance with its terms (except as provided in this Agreement), between Superior Landlord and Tenant; and (v) to the extent that the Lease incorporates by reference (or otherwise refers to) the terms of the Superior Lease, such Superior Lease terms shall remain effective for Tenant, as if the Superior Lease had continued, despite the occurrence of a Termination Event.

3.3 Further Documentation. The provisions of this Article shall be effective and self-operative without any need for Superior Landlord or Tenant to execute any further documents. Tenant and Superior Landlord shall, however, confirm the provisions of this Article in writing upon request by either of them.

4.	Protection of Superior Landlord.

Notwithstanding anything to the contrary in the Superior Lease or the Lease, Superior Landlord shall not be liable for or bound by any of the following matters:

4.1 Claims Against Landlord. Any Offset Right that Tenant may have against Landlord relating to any event or occurrence before the date of attornment, including, without limitation, any claim for damages of any kind whatsoever as the result of any breach by Landlord that occurred before the date of attornment.

4.2 Prepayments. Any payment of Rent that Tenant may have made to Landlord more than thirty days before the date such Rent was first due and payable under the Lease with respect to any period after the Nondisturbance Date.

4.3 Payment; Security Deposit. Any obligation: (a) to pay Tenant any sum(s) that Landlord owed to Tenant or (b) with respect to any security deposited with Landlord, unless, and only to the extent that, such security was actually delivered to Superior Landlord.

4.4 Modification, Amendment, or Waiver. Any modification or amendment of the Lease, or any waiver of any terms of the Lease, made without Superior Landlord’s written consent, except for any amendment or modification (a) specifically contemplated by the terms of the Lease, including, without limitation, amendments or modifications entered into in connection with expansion or renewal rights, and (b) of an administrative nature that does not materially adversely affect the rights of Superior Landlord or of Landlord, as landlord thereunder.

4.5 Surrender, Etc. Any consensual or negotiated surrender, cancellation, or termination of the Lease, in whole or in part, agreed upon between Landlord and Tenant, unless effected unilaterally by Tenant pursuant to the express terms of the Lease.

4.6 Construction-Related Obligations. Any Construction-Related Obligation of Landlord.

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4.7 Additional Term. Any term of the Lease which extends beyond the scheduled expiration date of the Superior Lease (as determined at the time of the Termination Event).

5.	Exculpation of Superior Landlord.

Notwithstanding anything to the contrary in this Agreement or the Lease, upon any attornment pursuant to this Agreement the Lease shall be deemed to have been automatically amended to provide that Superior Landlord’s obligations and liability under the Lease shall never extend beyond Superior Landlord’s (or its successors’ or assigns’) interest, if any, in the Building from time to time, including rents, profits, and insurance and condemnation proceeds, and Superior Landlord’s interest in the Lease (collectively, “Landlord’s Interest”). Notwithstanding anything to the contrary in this Agreement or the Lease, Superior Landlord’s obligations and liabilities under this Agreement shall never extend beyond Superior Landlord’s Interest. Tenant shall look exclusively to Superior Landlord’s Interest (or that of its successors and assigns) for payment or discharge of any obligations of Superior Landlord under the Lease as affected by this Agreement. If Tenant obtains any money judgment against Superior Landlord with respect to the Lease or the relationship between Superior Landlord and Tenant, then Tenant shall look solely to Superior Landlord’s Interest (or that of its successors and assigns) to collect such judgment. Tenant shall not collect or attempt to collect any such judgment out of any other assets of Superior Landlord.

6.	Superior Landlord’s Right to Cure.

6.1 Notice to Superior Landlord. Notwithstanding anything to the contrary in the Lease or this Agreement, before exercising any Termination Right or Offset Right, Tenant shall provide Superior Landlord with notice of the breach or default by Landlord giving rise to same (the “Default Notice”) and, thereafter, the opportunity to cure such breach or default as provided for below.

6.2 Superior Landlord’s Cure Period. After Superior Landlord receives a Default Notice, Superior Landlord shall have a period of thirty days beyond the time available to Landlord under the Lease in which to cure the breach or default by Landlord. Superior Landlord shall have no obligation to cure (and shall have no liability or obligation for not curing) any breach or default by Landlord, except to the extent that Superior Landlord agrees or undertakes otherwise in writing.

6.3 Extended Cure Period. In addition, as to any breach or default by Landlord the cure of which requires possession and control of the Premises, provided only that Superior Landlord undertakes to Tenant by written notice to Tenant within thirty days after receipt of the Default Notice to exercise reasonable efforts to cure or cause to be cured by a receiver such breach or default within the period permitted by this paragraph, Superior Landlord’s cure period shall continue for such additional time (the “Extended Cure Period”) as Superior Landlord may reasonably require to obtain possession and control of the Premises and thereafter cure the breach or default with reasonable diligence and continuity.

7.	Confirmation of Facts.

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Tenant represents, warrants and confirms to Superior Landlord, in each case as of the Effective Date:

7.1 Effectiveness of Lease. The Lease is in full force and effect, has not been modified, and constitutes the entire agreement between Landlord and Tenant (or any affiliates or related parties of either) (the “Lease Parties”) relating to the Premises. Tenant has no interest in the Premises except pursuant to the Lease. No unfulfilled conditions exist to the effectiveness of the Lease or to Tenant’s obligations under the Lease. No Lease Party has entered into any other agreement (or lease or lease amendment at any other location) with any other Lease Party that is conditioned on, consideration for, contingent upon, or inducement for entering into the Lease. No Lease Party has made any payment to any other Lease Party on account of entering into the Lease.

7.2 Rent. Tenant has not paid any Rent that is first due and payable under the Lease after the Effective Date.

7.3 No Landlord Default. To the best of Tenant’s knowledge, no breach or default by Landlord exists under the Lease and no event has occurred that, with the giving of notice, the passage of time or both, would constitute such a breach or default.

7.4 No Tenant Default. Tenant is not in default under the Lease and has not received any uncured notice of any default by Tenant under the Lease as to which the applicable grace period has expired.

7.5 No Termination. Tenant has not commenced any action nor sent or received any notice to terminate the Lease. Tenant has no presently exercisable Termination Right(s).

7.6 No Transfer. Tenant has not transferred, encumbered, mortgaged, assigned, conveyed or otherwise disposed of the Lease or any interest therein, other than in compliance with the Lease and the Superior Lease.

7.7 Due Authorization. Tenant has full authority to enter into this Agreement, which has been duly authorized by all necessary actions.

7.8 True and Complete Copy. Attached hereto as Exhibit A is a true and complete copy of the Lease.

8.	Miscellaneous.

8.1 Notices. All notices or other communications required or permitted under this Agreement shall be in writing and given by certified mail (return receipt requested) or by a reputable courier service that regularly maintains records of items delivered. Each party’s address is as set forth in the opening paragraph of this Agreement, subject to change by notice under this paragraph. Notices shall be effective on the business day received (or, if received on a day other than a business day, on the next business day after receipt) if sent by courier service, and three business days after being sent by certified mail (return receipt requested).

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8.2 Successors and Assigns. This Agreement shall bind and benefit the parties and their successors and assigns. If Superior Landlord conveys its interest in the Premises under the Superior Lease, then upon delivery to Tenant of written notice thereof accompanied by the assignee/grantee’s written assumption of all obligations under this Agreement, all liability of the assignor shall terminate with respect to matters arising from and after the effective date of any such assumption.

8.3 Entire Agreement. This Agreement constitutes the entire agreement between Superior Landlord and Tenant regarding the subordination of the Lease to the Superior Lease and the rights and obligations of Tenant and Superior Landlord as to the subject matter of this Agreement.

8.4 Interaction with Lease and with Superior Lease. If this Agreement conflicts with the Lease, then this Agreement shall govern as between the parties and Superior Landlord, including upon any attornment pursuant to this Agreement. This Agreement supersedes, and constitutes full compliance with, any provisions in the Lease that provide for subordination of the Lease to, or for delivery of nondisturbance agreements by the holder of, the Superior Lease.

8.5 Superior Landlord’s Rights and Obligations. Except as expressly provided for in this Agreement, Superior Landlord shall have no obligations to Tenant with respect to the Lease.

8.6 Interpretation; Governing Law. The interpretation, validity and enforcement of this Agreement shall be governed by and construed under the internal laws of the State of New York, excluding its principles of conflict of laws.

8.7 Amendments. This Agreement may be amended, discharged or terminated, or any of its provisions waived, only by a written instrument executed by the parties hereto.

8.8 Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

8.9 Superior Landlord’s Representation. Superior Landlord represents that Superior Landlord has full authority to enter into this Agreement, and Superior Landlord’s entry into this Agreement has been duly authorized by all necessary actions.

[Signatures to Follow]

6

IN WITNESS WHEREOF, this Agreement has been duly executed by Superior Landlord and Tenant as of the Effective Date.

Superior Landlord:

[ ]

By:
Name:
Title:

Tenant

NBCUNIVERSAL MEDIA, LLC

By:
Name:
Title:

Landlord consents and agrees to the foregoing Agreement, which was entered into at Tenant’s request. The foregoing Agreement shall not alter, waive or diminish any of Landlord’s obligations under the Superior Lease or the Lease. The above Agreement discharges any obligations of Superior Landlord under the Superior Lease to enter into a nondisturbance agreement with Tenant. Landlord is not a party to the above Agreement.

Landlord:

NBC TRUST NO 1996A

By: Wilmington Trust Company,

not in its individual capacity,

but solely as Leasing Trustee

By:
Name: Title:

Dated:                  , 20

Subordination, Nondisturbance and Attornment Agreement

ACKNOWLEDGMENTS

EXHIBIT A

LEASE

EXHIBIT G

FORM OF MORTGAGEE SNDA

[See Attached]

                          (“Mortgagee”)

and

NBCUNIVERSAL MEDIA, LLC (“Tenant”)

SUBORDINATION, NONDISTURBANCE

AND ATTORNMENT AGREEMENT

                    , 20

This instrument affects real property situated, lying and being in the County of New York, State of New York, known as follows:

Section:	_________
Volume:	_________
Block(s):	_________
Lot(s):	_________

Street Address:	_______________
[(30 Rockefeller Plaza) or (1250 Avenue of the Americas)	_______________
New York, NY 10112]

RECORD AND RETURN TO: Latham & Watkins LLP 885 Third Avenue New York, New York 10022-4802 Attention: Richard Chadakoff, Esq. File No.: Document No.:	NO MORTGAGE RECORDING TAX IS PAYABLE WITH RESPECT TO THIS AGREEMENT. NOTHING IN THIS AGREEMENT IS INTENDED TO EVIDENCE OR SECURE ANY INDEBTEDNESS OR TO CREATE ANY LIEN.

SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

This SUBORDINATION, NONDISTURBANCE, AND ATTORNMENT AGREEMENT (this “Agreement”) is entered into as of             , 20     (the “Effective Date”), by and between                     , a                     , whose address is                      (“Mortgagee”), and NBCUNIVERSAL MEDIA, LLC (f/k/a NBC Universal, Inc., f/k/a National Broadcasting Company, Inc.), a Delaware limited liability company, having an office at 30 Rockefeller Plaza, New York, New York 10112 (together with its successors and permitted assigns, “Tenant”), with reference to the following facts:

A. NBC TRUST NO. 1996A, a Delaware statutory business trust, having its principal office at c/o General Electric Corporation, 901 Main Avenue, Norwalk, Connecticut 86051 (together with its successors and assigns, “Landlord”), owns the leasehold estate and the reversionary interest with respect to certain real properties (condominium units) located at (i) 30 Rockefeller Plaza, New York, New York 10112; (ii) 1250 Avenue of the Americas, New York, New York 10112; and (iii) 49 West 49th Street (with an alternate entrance on 50 West 50th Street), New York, New York 10112 (such real property, including all buildings, improvements, structures and fixtures located thereon, “Landlord’s Premises”), as more particularly described in Schedule A attached hereto.

B. Mortgagee has made a loan to Landlord in the original principal amount of $             (the “Loan”).

C. To secure the Loan, Landlord has encumbered Landlord’s Premises by entering into that certain Mortgage dated as of                     , 20    , in favor of Mortgagee (as amended, increased, renewed, extended, spread, consolidated, severed, restated, or otherwise changed from time to time, the “Mortgage”), to be recorded in the Official Records of the County of New York, State of New York (the “Land Records”).

D. Pursuant to that certain Second Amended and Restated Lease, dated as of January 27, 2011, by and between Landlord, as landlord, and Tenant, as tenant (as amended, supplemented or otherwise modified, the “Lease”), Landlord demised to Tenant [part of] Landlord’s Premises, as more particularly described on Schedule B attached hereto. (“Tenant’s Premises”).

E. A Memorandum of Sublease dated as of [                    ] by and between Landlord and Tenant was recorded on [                    ] in the [New York County Clerk’s Office] in [Book                     ], [Page     ].

F. Tenant and Mortgagee desire to agree upon the relative priorities of their interests in Landlord’s Premises and their rights and obligations if certain events occur.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency thereof being hereby acknowledged, Tenant and Mortgagee agree:

1.	Definitions.

The following terms shall have the following meanings for purposes of this Agreement.

2

1.1 Construction-Related Obligation. A “Construction-Related Obligation” means any obligation of Landlord under the Lease to make, pay for, or reimburse Tenant for any alterations, demolition, or other improvements or work at Landlord’s Premises, including Tenant’s Premises. “Construction-Related Obligation” shall not include any obligation of Landlord under the Lease with respect to: (a) reconstruction or repair following fire, casualty or condemnation; or (b) day-to-day maintenance and repairs, in each case, to the extent such obligation first arises after the date of attornment pursuant to this Agreement.

1.2 Foreclosure Event. A “Foreclosure Event” means: (a) foreclosure under the Mortgage; (b) any other exercise by Mortgagee of rights and remedies (whether under the Mortgage or under applicable law, including bankruptcy law) as holder of the Loan and/or the Mortgage, as a result of which Successor Landlord (as defined below) becomes owner of Landlord’s Premises; or (c) delivery by Landlord to Mortgagee (or its designee or nominee) of a deed or other conveyance of Landlord’s interest in Landlord’s Premises in lieu of any of the foregoing.

1.3 Offset Right. An “Offset Right” means any right or alleged right of Tenant to any offset, defense (other than one arising from actual payment and performance, which payment and performance would bind a Successor Landlord pursuant to this Agreement), claim, counterclaim, reduction, deduction, or abatement against Tenant’s payment of Rent or performance of Tenant’s other obligations under the Lease, arising (whether under the Lease or under applicable law) from Landlord’s breach or default under the Lease, or otherwise.

1.4 Rent. The “Rent” means any fixed rent, base rent or additional rent under the Lease.

1.5 Successor Landlord. A “Successor Landlord” means any party that becomes owner of Landlord’s Premises as the result of a Foreclosure Event.

1.6 Termination Right. A “Termination Right” means any right of Tenant to cancel or terminate the Lease or to claim a partial or total eviction arising (whether under the Lease or under applicable law) from Landlord’s breach or default under the Lease.

2.	Subordination.

The Lease shall be, and shall at all times remain, subject and subordinate to the Mortgage, its terms and conditions, the lien imposed by the Mortgage, all advances made under the Loan, and the interest of the Mortgagee in Landlord’s Premises.

3.	Nondisturbance, Recognition and Attornment.

3.1 No Exercise of Mortgage Remedies Against Tenant. So long as neither (A) the Lease has been terminated on account of Tenant’s default under the Lease that has continued beyond applicable cure periods (an “Event of Default”), nor (B) Landlord has then commenced a litigation to terminate the Lease by reason of the occurrence of an Event of Default (a “Termination Action”), Mortgagee shall not name or join Tenant as a defendant in any exercise of Mortgagee’s rights and remedies arising upon a default under the Mortgage unless applicable law requires Tenant to be made a party thereto as a condition to proceeding against Landlord or

3

prosecuting such rights and remedies. In the latter case, Mortgagee may join Tenant as a defendant in such action only for such purpose and not to terminate the Lease or otherwise adversely affect Tenant’s rights under the Lease or this Agreement in such action.

3.2 Nondisturbance and Attornment. If the Lease has not been terminated on account of an Event of Default by Tenant, and no Termination Action is then pending, then, when Successor Landlord takes title to Landlord’s Premises: (a) Successor Landlord shall not terminate or disturb Tenant’s possession of Tenant’s Premises under the Lease, except in accordance with the terms of the Lease and this Agreement; (b) Successor Landlord shall be bound to Tenant under all the terms and conditions of the Lease (except as provided in this Agreement); (c) Tenant shall recognize and attorn to Successor Landlord as Tenant’s direct landlord under the Lease, as affected by this Agreement; and (d) the Lease shall continue in full force and effect as a direct lease, in accordance with its terms (except as provided in this Agreement), between Successor Landlord and Tenant, as if the Lease had continued, despite the occurrence of a Foreclosure Event.

3.3 Further Documentation. The provisions of this Article shall be effective and self-operative without any need for Successor Landlord or Tenant to execute any further documents. Tenant and Successor Landlord shall, however, confirm the provisions of this Article in writing upon request by either of them.

4.	Protection of Successor Landlord.

Notwithstanding anything to the contrary in the Lease or the Mortgage, Successor Landlord shall not be liable for or bound by any of the following matters:

4.1 Claims Against Landlord. Any Offset Right that Tenant may have against Landlord relating to any event or occurrence before the date of attornment, including any claim for damages of any kind whatsoever as the result of any breach by Landlord that occurred before the date of attornment.

4.2 Prepayments. Any payment of Rent that Tenant may have made to Landlord more than thirty (30) days before the date such Rent was first due and payable under the Lease with respect to any period after the date of attornment other than, and only to the extent that, the Lease expressly required such a prepayment.

4.3 Payment; Security Deposit. Any obligation: (a) to pay Tenant any sum(s) that Landlord owed to Tenant or (b) with respect to any security deposited with Landlord, unless, and only to the extent that, such security was actually delivered to Mortgagee.

4.4 Modification, Amendment, or Waiver. Any modification or amendment of the Lease, or any waiver of any terms of the Lease, made without Mortgagee’s written consent.

4.5 Surrender, Etc. Any consensual or negotiated surrender, cancellation, or termination of the Lease, in whole or in part, agreed upon between Landlord and Tenant, unless effected unilaterally by Tenant pursuant to the express terms of the Lease.

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4.6 Construction-Related Obligations. Any Construction-Related Obligation of Landlord.

5.	Exculpation of Successor Landlord.

Notwithstanding anything to the contrary in this Agreement or the Lease, upon any attornment pursuant to this Agreement, the Lease shall be deemed to have been automatically amended to provide that Successor Landlord’s obligations and liability under the Lease shall never extend beyond Successor Landlord’s (or its successors’ or assigns’) interest, if any, in Landlord’s Premises from time to time, including insurance and condemnation proceeds, Successor Landlord’s interest in the Lease, and the proceeds from any sale or other disposition of Landlord’s Premises by Successor Landlord (collectively, “Successor Landlord’s Interest”). Tenant shall look exclusively to Successor Landlord’s Interest (or that of its successors and assigns) for payment or discharge of any obligations of Successor Landlord under the Lease as affected by this Agreement. If Tenant obtains any money judgment against Successor Landlord with respect to the Lease or the relationship between Successor Landlord and Tenant, then Tenant shall look solely to Successor Landlord’s Interest (or that of its successors and assigns) to collect such judgment. Tenant shall not collect or attempt to collect any such judgment out of any other assets of Successor Landlord.

6.	Mortgagee’s Right to Cure.

6.1 Notice to Mortgagee. Notwithstanding anything to the contrary in the Lease or this Agreement, before exercising any Termination Right or Offset Right, Tenant shall provide Mortgagee with notice of the breach or default by Landlord giving rise to same (the “Default Notice”) and, thereafter, the opportunity to cure such breach or default as provided for below.

6.2 Mortgagee’s Cure Period. After Mortgagee receives a Default Notice, Mortgagee shall have a period of thirty days beyond the time available to Landlord under the Lease in which to cure the alleged breach or default by Landlord. Mortgagee shall have no obligation to cure (and shall have no liability or obligation for not curing) any breach or default by Landlord, except to the extent that Mortgagee agrees or undertakes otherwise in writing.

6.3 Extended Cure Period. In addition, as to any breach or default by Landlord the cure of which requires possession and control of Landlord’s Premises, provided only that Mortgagee undertakes to Tenant by written notice to Tenant within thirty days after receipt of the Default Notice to exercise reasonable efforts to cure or cause to be cured by a receiver such breach or default within the period permitted by this paragraph, Mortgagee’s cure period shall continue for such additional time (the “Extended Cure Period”) as Mortgagee may reasonably require to either (a) obtain possession and control of Landlord’s Premises and thereafter cure the breach or default with reasonable diligence and continuity or (b) obtain the appointment of a receiver and give such receiver a reasonable period of time in which to cure the default.

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7.	Confirmation of Facts.

Tenant represents, warrants and confirms to Mortgagee and to any Successor Landlord, in each case as of the Effective Date:

7.1 Effectiveness of Lease. The Lease is in full force and effect, has not been modified, and constitutes the entire agreement between Landlord and Tenant (or any affiliates or related parties of either) (the “Lease Parties”) relating to Tenant’s Premises. Tenant has no interest in the Premises except pursuant to the Lease. No unfulfilled conditions exist to the effectiveness of the Lease or to Tenant’s obligations under the Lease. No Lease Party has entered into any other agreement (or lease or lease amendment at any other location) with any other Lease Party that is conditioned on, consideration for, contingent upon, or inducement for entering into the Lease. No Lease Party has made any payment to any other Lease Party on account of entering into the Lease.

7.2 Rent. Tenant has not paid any Rent that is first due and payable under the Lease after the Effective Date.

7.3 No Landlord Default. To the best of Tenant’s knowledge, no breach or default by Landlord exists and no event has occurred that, with the giving of notice, the passage of time or both, would constitute such a breach or default.

7.4 No Tenant Default. Tenant is not in default under the Lease and has not received any uncured notice of any default by Tenant under the Lease.

7.5 No Termination. Tenant has not commenced any action nor sent or received any notice to terminate the Lease. Tenant has no presently exercisable Termination Right(s) or Offset Right(s).

7.6 Commencement Date. The “Commencement Date” of the Lease was                     .

7.7 Acceptance. Subject to any exceptions set forth following this paragraph: (a) Tenant has accepted possession of Tenant’s Premises; and (b) Landlord has performed all Construction-Related Obligations related to Tenant’s initial occupancy of Tenant’s Premises and Tenant has accepted such performance by Landlord. The only exceptions are as follows:

[Payment to Tenant of $3.5 million pursuant to Section 34 of the Lease.]

7.8 No Transfer. Tenant has not transferred, encumbered, mortgaged, assigned, conveyed or otherwise disposed of the Lease or any interest therein, other than sublease(s) made in compliance with the Lease.

7.9 Due Authorization. Tenant has full authority to enter into this Agreement, which has been duly authorized by all necessary actions.

7.10 True and Complete Copy. Attached hereto as Exhibit A is a true and complete copy of the Lease.

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8.	Miscellaneous.

8.1 Rent Payment Notices. From and after Tenant’s receipt of written notice from Mortgagee (a “Rent Payment Notice”), Tenant shall pay all Rent to Mortgagee or as Mortgagee shall direct in writing, until such time as Mortgagee directs otherwise in writing. Tenant shall comply with any Rent Payment Notice notwithstanding any contrary instruction, direction or assertion from Landlord. Mortgagee’s delivery to Tenant of a Rent Payment Notice, or Tenant’s compliance therewith, shall not be deemed to: (a) cause Mortgagee to succeed to or to assume any obligations or responsibilities as Landlord under the Lease, all of which shall continue to be performed and discharged solely by Landlord unless and until any attornment has occurred pursuant to this Agreement; or (b) relieve Landlord of any obligations under the Lease.

8.2 Notices. All notices or other communications required or permitted under this Agreement shall be in writing and given by certified mail (return receipt requested) or by nationally recognized overnight courier service that regularly maintains records of items delivered. Each party’s address is as set forth in the opening paragraph of this Agreement, subject to change by notice under this paragraph. Notices shall be effective the next business day after being sent by overnight courier service, and five business days after being sent by certified mail (return receipt requested).

8.3 Successors and Assigns. This Agreement shall bind and benefit the parties, their successors and assigns, any Successor Landlord, and its successors and assigns. If Mortgagee assigns the Mortgage, then upon delivery to Tenant of written notice thereof accompanied by the assignee’s written assumption of all obligations under this Agreement, all liability of the assignor shall terminate.

8.4 Entire Agreement. This Agreement constitutes the entire agreement between Mortgagee and Tenant regarding the subordination of the Lease to the Mortgage and the rights and obligations of Tenant and Mortgagee as to the subject matter of this Agreement.

8.5 Interaction with Lease and with Mortgage. If this Agreement conflicts with the Lease, then this Agreement shall govern as between the Mortgagee and Tenant and any Successor Landlord, including upon any attornment pursuant to this Agreement. This Agreement supersedes, and constitutes full compliance with, any provisions in the Lease that provide for subordination of the Lease to, or for delivery of nondisturbance agreements by the holder of, the Mortgage.

8.6 Mortgagee’s Rights and Obligations. Except as expressly provided for in this Agreement, Mortgagee shall have no obligations to Tenant with respect to the Lease. If an attornment occurs pursuant to this Agreement, then all rights and obligations of Mortgagee under this Agreement shall terminate, without thereby affecting in any way the rights and obligations of Successor Landlord provided for in this Agreement.

8.7 Interpretation; Governing Law. The interpretation, validity and enforcement of this Agreement shall be governed by and construed under the internal laws of the State of New York, excluding its principles of conflict of laws.

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8.8 Amendments. This Agreement may be amended, discharged or terminated, or any of its provisions waived, only by a written instrument executed by the parties hereto.

8.9 Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

8.10 Mortgagee’s Representation. Mortgagee represents that Mortgagee has full authority to enter into this Agreement, and Mortgagee’s entry into this Agreement has been duly authorized by all necessary actions.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Agreement has been duly executed by Mortgagee and Tenant as of the Effective Date.

MORTGAGEE	TENANT

[ ]	NBCUNIVERSAL MEDIA, LLC

By:	By:
Name:	Name:
Title:	Title:

Landlord consents and agrees to the foregoing Agreement, which was entered into at Landlord’s request. The foregoing Agreement shall not alter, waive or diminish any of Landlord’s obligations under the Mortgage or the Lease. The above Agreement discharges any obligations of Mortgagee under the Mortgage and related loan documents to enter into a nondisturbance agreement with Tenant. Landlord is not a party to the above Agreement. Landlord irrevocably directs Tenant to comply with any Rent Payment Notice, notwithstanding any contrary direction, instruction, or assertion by Landlord. Tenant shall be entitled to rely on any Rent Payment Notice. Tenant shall be under no duty to controvert or challenge any Rent Payment Notice. Tenant’s compliance with a Rent Payment Notice shall not be deemed to violate the Lease. Landlord hereby releases Tenant from, and shall indemnify and hold Tenant harmless from and against, any and all loss, claim, damage, liability, cost or expense (including payment of reasonable attorneys’ fees and disbursements) arising from any claim based upon Tenant’s compliance with any Rent Payment Notice. Landlord shall look solely to Mortgagee with respect to any claims Landlord may have on account of an incorrect or wrongful Rent Payment Notice. Tenant shall be entitled to full credit under the Lease for any Rent paid to Mortgagee pursuant to a Rent Payment Notice to the same extent as if such Rent were paid directly to Landlord.

Landlord:

NBC TRUST NO 1996A
By: Wilmington Trust Company, not in its individual capacity, but solely as Leasing Trustee

By:
Name:
Title:

Dated:             , 20

Subordination, Nondisturbance and Attornment Agreement

ACKNOWLEDGMENTS

SCHEDULE A

DESCRIPTION OF LANDLORD’S PREMISES

CHICAGO TITLE INSURANCE COMPANY

SCHEDULE A DESCRIPTION

Title No.: 3109-00356

The Units shown on Schedule A in the Premises known as Rockefeller Center in the Borough of Manhattan, City, County and State of New York, which Units are designated and described in the Declaration establishing a plan for Condominium Ownership of premises under Article 9-B of the Real Property Law of the State of New York (The New York Condominium Act), dated as of December 1, 1988 and recorded December 19, 1988 in the Register’s Office of the City of New York, New York County (The City Register’s Office) in Reel 1509 Page 989, as amended in Reel 2348 Page 853, in CRFN 2004000560849, in CRFN 2007000463336 and in CRFN 2007000463337, and also designated as Tax Lots as shown on attached schedule in Block 1265, of Section 5, in the Borough of Manhattan on the Tax Map of the Real Property Assessment Department of the City of Nw York and on the Floor Plans of said Building certified by the Office of Michael Lynn & Associates, Architect, and filed in the City Register’s Office on the 19th day of December, 1988, as Condominum Plan No. 4845. The premises within which the Units are located are more particularly described below:

TOGETHER with the common elements shown on the rider attached hereto:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the intersection of the northerly side of 49th Street and the easterly side of Avenue of the Americas;

RUNNING THENCE easterly along the northerly side of 49th Street 545 feet 0 inches to the westerly side of Rockefeller Plaza;

THENCE northerly along the westerly side of Rockefeller Plaza 200 feet 10 inches to the southerly side of 50th Street;

THENCE westerly along the Southerly side of 50th Street 478 feet 6-1/2 inches;

THENCE southerly parallel with the easterly side of Avenue of the Americas 25 feet 4-1/2 inches;

THENCE westerly parallel with 50th Street and partly through a party wall 66 feet 5-1/2 inches to the easterly side of Avenue of the Americas;

THENCE southerly along the easterly side of Avenue of the Americas 175 feet 5-1/2 inches to the northerly side of 49th Street the point or place BEGINNING.

TOGETHER with a non-exclusive easement for pedestrian access to the Building over the land described as follows:

—CONTINUED—

CHICAGO TITLE INSURANCE COMPANY

SCHEDULE A DESCRIPTION

Title No.: 3109-00356

ALL that certain plot, piece or parcel of land, lying and being in the Borough of Manhattan, City County and State of New York, bounded and described as follows:

BEGINNING at a point (hereinafter, “Point A”) on the southerly side of West 50th Street distant 545 feet easterly from the corner formed by the intersection of the easterly side of Avenue of the Americas with the southerly side of 50th Street;

RUNNING THENCE southerly at right angles with West 50th Street 200 feet 10 inches to a point at the northerly side of 49th Street (hereinafter, “Point B”);

THENCE easterly along the northerly side of 49th Street, 60 feet to a point; (hereinafter, “Point C”);

THENCE northerly at right angles with West 49th Street 200 feet 10 inches to the southerly side of 50th Street;

THENCE westerly along the southerly side of 50th Street, 60 feet to the point or place of BEGINNING.

Which lies above a plan located at an elevation at Point A of 65.87 feet, at point B of 63.47 feet and at Point C of 63.75 feet.

Elevations refer to the datum in use by the Department of Highways, Borough of Manhattan, which is 2.75 feet above the U.S. Coast and Geodetic Survey datum of mean sea level at Sandy Hook.

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CHICAGO TITLE INSURANCE COMPANY

SCHEDULE A DESCRIPTION

Title No.: 3109-00356

**LIST OF NBC UNITS**

UNIT	TAX LOT	% COMMON INTEREST

Tower Unit SB/1	1001	.0156
Tower Unit 2/1	1006	.8359
Additional Unit 2/1	1007	.3633
Tower Unit 3/1	1008	1.3026
Tower Unit 4/1	1009	1.2494
Tower Unit 5/1	1010	1.2675
Tower Unit 6/1	1011	1.0504
Tower Unit 7/1	1012	1.0857
Tower Unit 8/1	1013	1.0353
Tower Unit 9/1	1014	1.0853
Tower Unit 10/1	1015	.7524
Tower Unit 11/1	1016	1.0017
Tower Unit 12/1	1017	1.0528
Tower Unit 14/1	1018	1.1377
Tower Unit 15/1	1019	1.1394
Tower Unit 16/1	1020	1.1406
Tower Unit 17/1	1021	1.1270
Tower Unit 18/1	1022	1.1245
Additional Unit 21/1	1025	1.0922
Tower Unit 46/1	1050	1.0652
Tower Unit 47/1	1051	1.0852
Tower Unit 51/1	1055	1.0726
Tower Unit 52/1	1056	1.0627
Tower Unit 53/1	1057	1.1041
Tower Unit 66/1	1071	.0111
Tower Unit 67/1	1072	.0151
Studio-RCA West Unit SB/S	1075	.3030
Studio-RCA West Unit CM/S	1078	.0436
Studio-RCA West Unit 1/S	1079	.1422
Studio-RCA West Unit 1M/S	1082	.5051
Studio-RCA West Unit 2/S	1083	1.7439
Studio-RCA West Unit 3/S	1084	1.7336
Studio-RCA West Unit 4/S	1085	1.7173
Studio-RCA West Unit 5/S	1086	1.7430
Studio-RCA West Unit 6/S	1087	1.6707
Studio-RCA West Unit 7/S	1088	1.6640
Studio-RCA West Unit 8/S	1089	1.6640
Studio-RCA West Unit 9/S	1090	1.6655
Studio-RCA West Unit 10/S	1091	1.7336

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CHICAGO TITLE INSURANCE COMPANY

SCHEDULE A DESCRIPTION

Title No.: 3109-00356

Studio-RCA West Unit 1M/9	1094	.3165
Studio-RCA West Unit 2M/9	1095	.3598
Studio-RCA West Unit 2/9	1096	.3386
Studio-RCA West Unit 3/9	1097	.3673
Studio-RCA West Unit 4/9	1098	.3692
Studio-RCA West Unit 5/9	1099	.3699
Studio-RCA West Unit 6/9	1100	.3689
Studio-RCA West Unit 7/9	1101	.3630
Studio-RCA West Unit 8/9	1102	.3566
Studio-RCA West Unit 9/9	1103	.3616
Studio-RCA West Unit 10/9	1104	.3652
Studio-RCA West Unit 11/9	1105	.3663
Studio-RCA West Unit 12/9	1106	.4866
Studio-RCA West Unit 14/9	1107	.5124
Studio-RCA West Unit 15/9	1108	.4968
Studio-RCA West Unit 16/9	1109	.4986

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SCHEDULE B

DESCRIPTION OF TENANT’S PREMISES

Premises

Block 1265

[***]

[2 pages omitted]

EXHIBIT A

LEASE

EXHIBIT H

FORM OF SUBTENANT SNDA

[See Attached]

NBC TRUST NO. 1996A (“Landlord”)

and

                          (“Subtenant”)

SUBORDINATION, NONDISTURBANCE

AND ATTORNMENT AGREEMENT

            , 20

This instrument affects real property situated, lying and being in the County of New York, State of New York, known as follows:

Section:	_________
Volume:	_________
Block(s):	_________
Lot(s):	_________

Street Address:	_______________
[(30 Rockefeller Plaza) or (1250 Avenue of the Americas)	_______________
New York, NY 10112]

RECORD AND RETURN TO: Latham & Watkins LLP 885 Third Avenue New York, New York 10022-4802 Attention: Richard Chadakoff, Esq. File No.: Document No.:	NO MORTGAGE RECORDING TAX IS PAYABLE WITH RESPECT TO THIS AGREEMENT. NOTHING IN THIS AGREEMENT IS INTENDED TO EVIDENCE OR SECURE ANY INDEBTEDNESS OR TO CREATE ANY LIEN.

Exhibit H

SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

WITH SUBTENANT

This SUBORDINATION, NONDISTURBANCE, AND ATTORNMENT AGREEMENT (this “Agreement”) is entered into as of [            ] [    ], 20     (the “Effective Date”), between NBC TRUST NO. 1996A, a Delaware statutory business trust, having its principal office at c/o General Electric Corporation, 901 Main Avenue, Norwalk, Connecticut 86051 (together with its successors and assigns, “Landlord”), and [                    ], a [                    ], with offices at [                    ] (“Subtenant”), with reference to the following facts:

A. Landlord owns the leasehold estate and the reversionary interest with respect to certain real properties (condominium units) located at (i) 30 Rockefeller Plaza, New York, New York 10112; (ii) 1250 Avenue of the Americas, New York, New York 10112; and (iii) 49 West 49th Street (with an alternate entrance on 50 West 50th Street), New York, New York 10112 (such real properties, including all buildings, improvements, structures and fixtures located thereon, collectively, the “Buildings”).

B. Landlord leased certain portions of the Buildings (the “Premises”) to NBCUNIVERSAL MEDIA, LLC (f/k/a NBC Universal, Inc., f/k/a National Broadcasting Company, Inc.), a Delaware limited liability company, having an office at 30 Rockefeller Plaza, New York, New York 10112 (together with its successors and permitted assigns, “Tenant”) pursuant to that certain Second Amended and Restated Lease, dated as of January 27, 2011, by and between Landlord, as landlord, and Tenant, as tenant (as amended, supplemented or otherwise modified, the “Lease”).

C. Pursuant to a Sublease Agreement dated as of [            ] [    ], 20     (the “Sublease”), Tenant demised to Subtenant a portion of the Premises (“Subtenant’s Premises”).

D. Subtenant and Landlord desire to agree upon the relative priorities of their interests in the Premises and their rights and obligations if certain events occur.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency thereof being hereby acknowledged, Subtenant and Landlord agree:

1.	Definitions.

The following terms shall have the following meanings for purposes of this Agreement.

1.1 Construction-Related Obligation. A “Construction-Related Obligation” means any obligation of Tenant under the Sublease to make, pay for, or reimburse Subtenant for any alterations, demolition, or other improvements or work at the Premises, including Subtenant’s Premises, or to provide any payment to Subtenant to induce Subtenant to enter into the Sublease or to facilitate Subtenant’s build-out of Subtenant’s Premises.

1.2 Nondisturbance Date. A “Nondisturbance Date” means any date on which the Sublease becomes a direct lease between Landlord and Subtenant pursuant to this Agreement.

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1.3 Offset Right. An “Offset Right” means any right or alleged right of Subtenant to any offset, defense (other than one arising from actual payment and performance, which payment and performance would bind Landlord pursuant to this Agreement), claim, counterclaim, reduction, deduction, or abatement against Subtenant’s payment of Rent or performance of Subtenant’s other obligations under the Sublease, arising (whether under the Sublease or other applicable law) from Tenant’s breach or default under the Sublease, or otherwise.

1.4 Rent. The “Rent” means any fixed rent, base rent or additional rent under the Sublease.

1.5 Subrent Shortfall Amounts. The “Subrent Shortfall Amounts” means the difference, on a monthly basis, between (a) the total Rent (including the Additional Rent) required to be paid by Subtenant under the Sublease for each month during the period from the Nondisturbance Date through the expiration of the term of the Sublease, and (b) the total Rent (including the Additional Rent) required to be paid by Tenant under the Lease with respect to the Subtenant’s Premises for such month during the same period.

1.6 Shortfall Security. The “Shortfall Security” means security, of a nature and amount reasonably satisfactory to Landlord, for all Subrent Shortfall Amounts payable with respect to or on account of the Sublease from the Nondisturbance Date through the remaining term of the Sublease.

1.7 Termination Event. A “Termination Event” means any termination of the Lease, or the interest of Tenant as tenant under the Lease, for any reason.

1.8 Termination Right. A “Termination Right” means any right of Subtenant to cancel or terminate the Sublease or to claim a partial or total eviction arising (whether under the Sublease or under applicable law) from Tenant’s breach or default under the Sublease.

2.	Subordination.

The Sublease shall be, and shall at all times remain, subject and subordinate to the Lease, its terms and conditions and the interests of the Landlord in the Premises, and to all additional matters to which Tenant’s leasehold estate under the Lease is subject.

3.	Nondisturbance, Recognition and Attornment.

3.1 No Exercise of Lease Remedies Against Subtenant. So long as (a) the Sublease has not been terminated, (b) no right exists to terminate the Sublease, and (c) no right exists to dispossess Subtenant, in each case on account of Subtenant’s default under the Sublease that has continued beyond applicable cure periods (an “Event of Default”), Landlord shall not name or join Subtenant as a defendant in any exercise of Landlord’s rights and remedies arising upon a default under the Lease unless applicable law requires Subtenant to be made a party thereto as a condition to proceeding against Tenant or prosecuting such rights and remedies. In the latter case, Landlord may join Subtenant as a defendant in such action only for such purpose and not to terminate the Sublease or otherwise adversely affect Subtenant’s rights under the Sublease in such action.

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3.2 Nondisturbance and Attornment. If (a) the Sublease has not been terminated, (b) no right exists to terminate the Sublease, and (c) no right exists to dispossess Subtenant, in each case on account of an Event of Default by Subtenant, then, upon the occurrence of a Termination Event: (i) Landlord shall not terminate or disturb Subtenant’s possession of Subtenant’s Premises under the Sublease, except in accordance with the terms of the Sublease and this Agreement; (ii) Landlord shall be bound to Subtenant under all the terms and conditions of the Sublease (except as provided in this Agreement); (iii) Subtenant shall recognize and attorn to Landlord as Subtenant’s direct landlord, and Landlord shall recognize Subtenant as Landlord’s direct tenant, under the Sublease as affected by this Agreement; (iv) the Sublease shall continue in full force and effect as a direct lease, in accordance with its terms (except as provided in this Agreement), between Landlord and Subtenant, and (v) to the extent that the Sublease incorporates by reference (or otherwise refers to) the terms of the Lease, such Lease terms shall remain effective for Subtenant, as if the Lease had continued, despite the occurrence of a Termination Event.

3.3 Further Documentation. The provisions of this Article shall be effective and self-operative without any need for Landlord or Subtenant to execute any further documents. Subtenant and Landlord shall, however, confirm the provisions of this Article in writing upon request by either of them.

4.	Shortfall Security

If any Nondisturbance Date occurs and if the Rent payable thereafter under the Sublease for the remainder of the term of the Sublease would give rise to or create Subrent Shortfall Amounts, then notwithstanding anything to the contrary in this Agreement, Landlord shall have no obligation to recognize or nondisturb Subtenant under Subtenant’s Sublease and Subtenant’s possession and occupancy rights and rights under this Agreement shall, at the option of Landlord, terminate, unless, on the Nondisturbance Date, Landlord (or at Landlord’s option Landlord’s mortgagee or ground lessor) has been provided with Shortfall Security in an amount, of a nature, and under terms and conditions reasonably satisfactory to Landlord (or such mortgagee or ground lessor). If the Sublease provides for an initial term and renewal option(s), then the Shortfall Security shall be initially calculated based on the initial term, but shall be adjusted in a manner reasonably satisfactory to Landlord upon, and as a condition to, each exercise of a renewal option.

5.	Protection of Landlord.

Notwithstanding anything to the contrary in the Lease or the Sublease, Landlord shall not be liable for or bound by any of the following matters:

5.1 Claims Against Tenant. Any Offset Right that Subtenant may have against Tenant relating to any event or occurrence before the date of attornment, including, without limitation, any claim for damages of any kind whatsoever as the result of any breach by Tenant that occurred before the date of attornment.

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5.2 Prepayments. Any payment of Rent that Subtenant may have made to Tenant more than thirty days before the date such Rent was first due and payable under the Sublease with respect to any period after the Nondisturbance Date.

5.3 Payment; Security Deposit. Any obligation: (a) to pay Subtenant any sum(s) that Tenant owed to Subtenant or (b) with respect to any security deposited with Tenant, unless, and only to the extent that, such security was actually delivered to Landlord.

5.4 Modification, Amendment, or Waiver. Any modification or amendment of the Sublease, or any waiver of any terms of the Sublease, made without Landlord’s written consent, except for any amendment or modification (a) specifically contemplated by the terms of the Sublease, including, without limitation, amendments or modifications entered into in connection with expansion or renewal rights, and (b) of an administrative nature that does not materially adversely affect the rights of Landlord or of Tenant, as sublandlord thereunder.

5.5 Surrender, Etc. Any consensual or negotiated surrender, cancellation, or termination of the Sublease, in whole or in part, agreed upon between Tenant and Subtenant, unless effected unilaterally by Subtenant pursuant to the express terms of the Sublease.

5.6 Construction-Related Obligations. Any Construction-Related Obligation of Tenant.

5.7 Additional Term. Any term of the Sublease which extends beyond the scheduled expiration date of the Lease (as determined at the time of the Termination Event).

6.	Exculpation of Landlord.

Notwithstanding anything to the contrary in this Agreement or the Sublease, upon any attornment pursuant to this Agreement the Sublease shall be deemed to have been automatically amended to provide that Landlord’s obligations and liability under the Sublease shall never extend beyond Landlord’s (or its successors’ or assigns’) interest, if any, in the Building from time to time, including rents, profits, and insurance and condemnation proceeds, and Landlord’s interest in the Sublease (collectively, “Landlord’s Interest”). Notwithstanding anything to the contrary in this Agreement or the Sublease, Landlord’s obligations and liabilities under this Agreement shall never extend beyond Landlord’s Interest. Subtenant shall look exclusively to Landlord’s Interest (or that of its successors and assigns) for payment or discharge of any obligations of Landlord under the Sublease as affected by this Agreement. If Subtenant obtains any money judgment against Landlord with respect to the Sublease or the relationship between Landlord and Subtenant, then Subtenant shall look solely to Landlord’s Interest (or that of its successors and assigns) to collect such judgment. Subtenant shall not collect or attempt to collect any such judgment out of any other assets of Landlord.

7.	Landlord’s Right to Cure.

7.1 Notice to Landlord. Notwithstanding anything to the contrary in the Sublease or this Agreement, before exercising any Termination Right or Offset Right, Subtenant shall provide Landlord with notice of the breach or default by Tenant giving rise to same (the “Default Notice”) and, thereafter, the opportunity to cure such breach or default as provided for below.

5

7.2 Landlord’s Cure Period. After Landlord receives a Default Notice, Landlord shall have a period of thirty days beyond the time available to Tenant under the Sublease in which to cure the breach or default by Tenant. Landlord shall have no obligation to cure (and shall have no liability or obligation for not curing) any breach or default by Tenant, except to the extent that Landlord agrees or undertakes otherwise in writing.

7.3 Extended Cure Period. In addition, as to any breach or default by Tenant the cure of which requires possession and control of the Premises, provided only that Landlord undertakes to Subtenant by written notice to Subtenant within thirty days after receipt of the Default Notice to exercise reasonable efforts to cure or cause to be cured by a receiver such breach or default within the period permitted by this paragraph, Landlord’s cure period shall continue for such additional time (the “Extended Cure Period”) as Landlord may reasonably require to obtain possession and control of the Premises and thereafter cure the breach or default with reasonable diligence and continuity.

8.	Confirmation of Facts.

Subtenant represents, warrants and confirms to Landlord, in each case as of the Effective Date:

8.1 Effectiveness of Sublease. The Sublease is in full force and effect, has not been modified, and constitutes the entire agreement between Tenant and Subtenant (or any affiliates or related parties of either) (the “Sublease Parties”) relating to Subtenant’s Premises. Subtenant has no interest in the Premises except pursuant to the Sublease. No unfulfilled conditions exist to the effectiveness of the Sublease or to Subtenant’s obligations under the Sublease. No Sublease Party has entered into any other agreement (or lease or lease amendment at any other location) with any other Sublease Party that is conditioned on, consideration for, contingent upon, or inducement for entering into the Sublease. No Sublease Party has made any payment to any other Sublease Party on account of entering into the Sublease.

8.2 Rent. Subtenant has not paid any Rent that is first due and payable under the Sublease after the Effective Date.

8.3 No Tenant Default. To the best of Subtenant’s knowledge, no breach or default by Tenant exists under the Sublease and no event has occurred that, with the giving of notice, the passage of time or both, would constitute such a breach or default.

8.4 No Subtenant Default. Subtenant is not in default under the Sublease and has not received any uncured notice of any default by Subtenant under the Sublease as to which the applicable grace period has expired.

8.5 No Termination. Subtenant has not commenced any action nor sent or received any notice to terminate the Sublease. Subtenant has no presently exercisable Termination Right(s).

8.6 No Transfer. Subtenant has not transferred, encumbered, mortgaged, assigned, conveyed or otherwise disposed of the Sublease or any interest therein, other than in compliance with the Sublease and the Lease.

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8.7 Due Authorization. Subtenant has full authority to enter into this Agreement, which has been duly authorized by all necessary actions.

8.8 True and Complete Copy. Attached hereto as Exhibit A is a true and complete copy of the Sublease.

9.	Miscellaneous.

9.1 Notices. All notices or other communications required or permitted under this Agreement shall be in writing and given by certified mail (return receipt requested) or by a reputable courier service that regularly maintains records of items delivered. Each party’s address is as set forth in the opening paragraph of this Agreement, subject to change by notice under this paragraph. Notices shall be effective on the business day received (or, if received on a day other than a business day, on the next business day after receipt) if sent by courier service, and three business days after being sent by certified mail (return receipt requested).

9.2 Successors and Assigns. This Agreement shall bind and benefit the parties and their successors and assigns. If Landlord conveys its interest in the Premises under the Lease, then upon delivery to Subtenant of written notice thereof accompanied by the assignee/grantee’s written assumption of all obligations under this Agreement, all liability of the assignor shall terminate with respect to matters arising from and after the effective date of any such assumption.

9.3 Entire Agreement. This Agreement constitutes the entire agreement between Landlord and Subtenant regarding the subordination of the Sublease to the Lease and the rights and obligations of Subtenant and Landlord as to the subject matter of this Agreement.

9.4 Interaction with Sublease and with Lease. If this Agreement conflicts with the Sublease, then this Agreement shall govern as between the parties and Landlord, including upon any attornment pursuant to this Agreement. This Agreement supersedes, and constitutes full compliance with, any provisions in the Sublease that provide for subordination of the Sublease to, or for delivery of nondisturbance agreements by the holder of, the Lease.

9.5 Landlord’s Rights and Obligations. Except as expressly provided for in this Agreement, Landlord shall have no obligations to Subtenant with respect to the Sublease.

9.6 Interpretation; Governing Law. The interpretation, validity and enforcement of this Agreement shall be governed by and construed under the internal laws of the State of New York, excluding its principles of conflict of laws.

9.7 Amendments. This Agreement may be amended, discharged or terminated, or any of its provisions waived, only by a written instrument executed by the parties hereto.

9.8 Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

7

9.9 Landlord’s Representation. Landlord represents that Landlord has full authority to enter into this Agreement, and Landlord’s entry into this Agreement has been duly authorized by all necessary actions.

[Signatures to Follow]

8

IN WITNESS WHEREOF, this Agreement has been duly executed by Landlord and Subtenant as of the Effective Date.

Landlord:

NBC TRUST NO 1996A
By: Wilmington Trust Company, not in its individual capacity, but solely as Leasing Trustee

By:
Name:
Title:

Subtenant

[ ]

By:
Name:
Title:

Tenant consents and agrees to the foregoing Agreement, which was entered into at Tenant’s request. The foregoing Agreement shall not alter, waive or diminish any of Tenant’s obligations under the Lease or the Sublease. The above Agreement discharges any obligations of Landlord under the Lease to enter into a nondisturbance agreement with Subtenant. Tenant is not a party to the above Agreement.

Tenant:

NBCUNIVERSAL MEDIA, LLC

By:

Name:
Title:

Dated:                  , 20

Subordination, Nondisturbance and Attornment Agreement

EXHIBIT A

SUBLEASE

EXHIBIT I

HAZARDOUS MATERIALS

[See Attached]

[***]

[11 pages omitted]

Exhibit I

EXHIBIT J

ULTRAHAZARDOUS MATERIALS

[See Attached]

[***]

[2 pages omitted]

Exhibit J

EXHIBIT K

MUPPET CLOSET

[See Attached]

[***]

[2 pages omitted]

Exhibit K

EXHIBIT L

SECURE AREAS

[***]

[16 pages omitted]

Exhibit L

EXHIBIT M

MEMORANDUM OF SUBLEASE

Exhibit M

RECORD AND RETURN TO:

Latham & Watkins LLP

885 Third Avenue

New York, New York 10022-4802

Attention: Richard Chadakoff, Esq.

File No.:

Title Order No.:

NBC TRUST NO. 1996A, a Delaware statutory business trust,

SUBLANDLORD

and

NBC UNIVERSAL, INC., a Delaware corporation,

SUBTENANT

MEMORANDUM OF SUBLEASE

                    , 2011

This instrument affects real and personal property situated, lying and being in the City of New York, State of New York, known as follows:

Block(s):

Lot(s):

Street Address:

[(30 Rockefeller Plaza) or (1250 Avenue

of the Americas)

New York, NY 10112]

MEMORANDUM OF SUBLEASE

THIS MEMORANDUM OF SUBLEASE (the “Memorandum”) is entered into as of January     , 2011 (the “Effective Date”), by and between NBC TRUST NO. 1996A, a Delaware statutory business trust, whose address is c/o General Electric Corporation, 901 Main Avenue, Norwalk, Connecticut 06851 (“Sublandlord”), and NBC UNIVERSAL, Inc. (f/k/a National Broadcasting Company, Inc.), a Delaware corporation, having an office at 30 Rockefeller Plaza, New York, New York 10112 (“Subtenant”).

By executing and recording this Memorandum, Sublandlord and Subtenant give notice of the facts below. Any person taking any interest in Sublandlord’s Premises (as defined below), or any other real property subject to this Memorandum, shall do so subject to all documents (including all terms of such documents) and other matters that this Memorandum refers to or discloses.

1. Sublandlord’s Leasehold Estate; Reversionary Interest. Sublandlord has leased from New York City Industrial Development Agency, a corporate governmental agency constituting a body corporate and politic and a public benefit corporation of the State of New York, having its principal office at 110 William Street, New York, New York 10038 (the “Master Landlord”) certain real properties (condominium units) described in Exhibit A attached hereto (“Sublandlord’s Leasehold Premises”) pursuant to that certain Overlease Agreement, dated as of December 1, 1988 (as amended, modified, or extended from time to time, the “Master Lease”). Sublandlord has, pursuant to a Deed dated as of July 17, 1996, recorded July 22, 1996 in Reel 2347, Page 678 made by RCP Associates, a reversionary interest in the fee position of all of the property which is leased to Sublandlord under the Master Lease (such reversionary interests, and together with Sublandlord’s Leasehold Estate, collectively referred to herein, as “Sublandlord’s Premises”). A memorandum of the Master Lease (the “Memorandum of the Master Lease”) was recorded in New York County on December 21, 1988. Please see Exhibit B attached hereto for recording information about the Memorandum of the Master Lease and the amendments thereto.

2. Sublease. Sublandlord and Subtenant have entered into a Sublease dated the Effective Date (as amended, modified, renewed, or extended from time to time, the “Sublease”).

1

3. Demise of Subtenant’s Premises. For good and valuable consideration, Sublandlord has demised and hereby demises to Subtenant part of Sublandlord’s Premises (such demised part of Sublandlord’s Premises, “Subtenant’s Premises”), all as the Sublease provides.

4. Description of Subtenant’s Premises. A description of Subtenant’s Premises is attached hereto as Exhibit C. The Sublease describes Subtenant’s Premises as follows: “(i) certain portions of the East Building; (ii) certain portions of the West Building; and (iii) the entire Studio Building within the Landlord Units”. Subtenant’s Premises consist of approximately [1,384,090] rentable square feet. The street addresses of Subtenant’s Premises are (i) 30 Rockefeller Plaza, New York, New York 10112; (ii) 1250 Avenue of the Americas, New York, New York 10112; and (iii) 49 West 49th Street (with an alternate entrance on 50 West 50th Street), New York, New York 10112.

5. Term. The “Commencement Date” of the Sublease is the Effective Date. The Term of the Sublease began on the Commencement Date and ends at 11:59 p.m. on the day prior to the tenth (10th) anniversary of the Commencement Date, unless terminated sooner under the Sublease. Subtenant has two (2) Options to extend the Term. Each Option covers an additional Option Term of five (5) years. The maximum period for which the Sublease may be extended is a total extension period of ten (10) years. The latest date to which the Sublease may be extended by Subtenant’s exercise of all Options is the day prior to the twentieth (20th) anniversary of the Commencement Date. The Sublease more fully describes Subtenant’s Options, including conditions and procedures for exercise. The Sublease grants Subtenant no option or other right to expand, renew, extend or purchase; provided, however, the Sublease provides the Subtenant with a right of first offer with respect to the sale by Sublandlord of its interest in any of the condominium units in which any portion of the Subtenant’s Premises is located, as such right is more specifically described in the Sublease.

6. No Effect on Sublease. The parties have prepared, signed, and acknowledged this Memorandum solely for recording purposes. This Memorandum does not modify, increase, decrease, or in any other way affect any party’s rights, duties, or obligations under the Sublease. Sublandlord and Subtenant each have rights, duties, and obligations (and conditions to their rights) under the Sublease that are not stated in this Memorandum. If the Sublease and this Memorandum conflict, the Sublease governs. Nothing in this Memorandum constitutes any representation or warranty by either party. To the extent, if any, that the Sublease limits the liability of either Sublandlord or Subtenant, such limitation also applies to any such liability under this Memorandum.

7. Successors and Assigns. The Sublease and this Memorandum shall bind and benefit the parties and their successors and assigns, including, without limitation, any successors and assigns to any portion of Sublandlord’s interests in Sublandlord’s Premises. This does not limit any restrictions on assignment or other transfer in the Sublease.

8. Termination. This Memorandum shall automatically terminate and be of no force or effect upon any termination of the Sublease, including any termination by Sublandlord upon an Event of Default as described in the Sublease.

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9. Further Assurances. Each party shall execute, acknowledge (where necessary), and deliver such further documents, and perform such further acts, as may be reasonably necessary to achieve the intent of the parties as expressed in the Sublease and this Memorandum. If the Sublease terminates, then Subtenant shall execute, acknowledge (where necessary), and deliver such documents as Sublandlord reasonably requires or as any title insurance, abstract company, or institutional lender requires to remove this Memorandum of record.

10. Counterparts. This Memorandum may be executed in counterparts.

[Signature Page Follows.]

3

IN WITNESS WHEREOF, Sublandlord and Subtenant have executed this Memorandum as of the Effective Date.

SUBLANDLORD

NBC TRUST NO. 1996A

By:	Wilmington Trust Company, not in its
individual capacity, but solely as Leasing
Trustee

By:
Name:
Title:

ACKNOWLEDGMENT

STATE OF DELAWARE

COUNTY OF NEW CASTLE

Before me, the undersigned authority, personally appeared                                         , known to me to be the person whose name is subscribed to the foregoing instrument(s), and acknowledged to me that he signed the same for the purposes and considerations therein expressed.

Sworn to before me this                      day of                                         , 2011.

Notary Public

Memorandum of Sublease

SUBTENANT

NBC UNIVERSAL, INC.

By:
Name:
Title:

ACKNOWLEDGMENT

State of	)
County of	)	ss.:

On the                      day of                                         , in the year 2010, before me, the undersigned, personally appeared                                                              , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Memorandum of Sublease

EXHIBIT A

Sublandlord’s Premises

[See Attached.]

CHICAGO TITLE INSURANCE COMPANY

SCHEDULE A DESCRIPTION

Title No.: 3109-00356

The Units shown on Schedule A in the Premises known as Rockefeller Center in the Borough of Manhattan, City, County and State of New York, which Units are designated and described in the Declaration establishing a plan for Condominium Ownership of premises under Article 9-B of the Real Property Law of the State of New York (The New York Condominium Act), dated as of December 1, 1988 and recorded December 19, 1988 in the Register’s Office of the City of New York, New York County (The City Register’s Office) in Reel 1509 Page 989, as amended in Reel 2348 Page 853, in CRFN 2004000560849, in CRFN 2007000463336 and in CRFN 2007000463337, and also designated as Tax Lots as shown on attached schedule in Block 1265, of Section 5, in the Borough of Manhattan on the Tax Map of the Real Property Assessment Department of the City of Nw York and on the Floor Plans of said Building certified by the Office of Michael Lynn & Associates, Architect, and filed in the City Register’s Office on the 19th day of December, 1988, as Condominum Plan No. 4845. The premises within which the Units are located are more particularly described below:

TOGETHER with the common elements shown on the rider attached hereto:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the intersection of the northerly side of 49th Street and the easterly side of Avenue of the Americas;

RUNNING THENCE easterly along the northerly side of 49th Street 545 feet 0 inches to the westerly side of Rockefeller Plaza;

THENCE northerly along the westerly side of Rockefeller Plaza 200 feet 10 inches to the southerly side of 50th Street;

THENCE westerly along the southerly side of 50th Street 478 feet 6-1/2 inches;

THENCE southerly parallel with the easterly side of Avenue of the Americas 25 feet 4-1/2 inches;

THENCE westerly parallel with 50th Street and partly through a party wall 66 feet 5-1/2 inches to the easterly side of Avenue of the Americas;

THENCE southerly along the easterly side of Avenue of the Americas 175 feet 5-1/2 inches to the northerly side of 49th Street the point or place BEGINNING.

—CONTINUED—

CHICAGO TITLE INSURANCE COMPANY

SCHEDULE A DESCRIPTION

Title No.: 3109-00356

TOGETHER with a non-exclusive easement for pedestrian access to the Building over the land described as follows:

ALL that certain plot, piece or parcel of land, lying and being in the Borough of Manhattan, City County and State of New York, bounded and described as follows:

BEGINNING at a point (hereinafter, “Point A”) on the southerly side of West 50th Street distant 545 feet easterly from the corner formed by the intersection of the easterly side of Avenue of the Americas with the southerly side of 50th Street;

RUNNING THENCE southerly at right angles with West 50th Street 200 feet 10 inches to a point at the northerly side of 49th Street (hereinafter, “Point B”);

THENCE easterly along the northerly side of 49th Street, 60 feet to a point; (hereinafter, “Point C”);

THENCE northerly at right angles with West 49th Street 200 feet 10 inches to the southerly side of 50th Street;

THENCE westerly along the southerly side of 50th Street, 60 feet to the point or place of BEGINNING.

Which lies above a plan located at an elevation at Point A of 65.87 feet, at Point B of 63.47 feet and at Point C of 63.75 feet.

Elevations refer to the datum in use by the Department of Highways, Borough of Manhattan, which is 2.75 feet above the U.S. Coast and Geodetic Survey datum of mean sea level at Sandy Hook.

2

CHICAGO TITLE INSURANCE COMPANY

SCHEDULE A DESCRIPTION

Title No.: 3109-00356

**LIST OF NBC UNITS**

UNIT	TAX LOT	% COMMON INTEREST

Tower Unit SB/1	1001	.0156
Tower Unit 2/1	1006	.8359
Additional Unit 2/1	1007	.3633
Tower Unit 3/1	1008	1.3026
Tower Unit 4/1	1009	1.2494
Tower Unit 5/1	1010	1.2675
Tower Unit 6/1	1011	1.0504
Tower Unit 7/1	1012	1.0857
Tower Unit 8/1	1013	1.0353
Tower Unit 9/1	1014	1.0853
Tower Unit 10/1	1015	.7524
Tower Unit 11/1	1016	1.0017
Tower Unit 12/1	1017	1.0528
Tower Unit 14/1	1018	1.1377
Tower Unit 15/1	1019	1.1394
Tower Unit 16/1	1020	1.1406
Tower Unit 17/1	1021	1.1270
Tower Unit 18/1	1022	1.1245
Additional Unit 21/1	1025	1.0922
Tower Unit 46/1	1050	1.0652
Tower Unit 47/1	1051	1.0852
Tower Unit 51/1	1055	1.0726
Tower Unit 52/1	1056	1.0627
Tower Unit 53/1	1057	1.1041
Tower Unit 66/1	1071	.0111
Tower Unit 67/1	1072	.0151
Studio-RCA West Unit SB/S	1075	.3030
Studio-RCA West Unit CM/S	1078	.0436
Studio-RCA West Unit 1/S	1079	.1422
Studio-RCA West Unit 1M/S	1082	.5051
Studio-RCA West Unit 2/S	1083	1.7439
Studio-RCA West Unit 3/S	1084	1.7336
Studio-RCA West Unit 4/S	1085	2.7173
Studio-RCA West Unit 5/S	1086	1.7430
Studio-RCA West Unit 6/S	1087	1.6707
Studio-RCA West Unit 7/S	1088	1.6640
Studio-RCA West Unit 8/S	1089	1.6640
Studio-RCA West Unit 9/S	1090	1.6655

3

CHICAGO TITLE INSURANCE COMPANY

SCHEDULE A DESCRIPTION

Title No.: 3109-00356

Studio-RCA West Unit 10/S	1091	1.7336
Studio-RCA West Unit 1M/9	1094	.3165
Studio-RCA West Unit 2M/9	1095	.3598
Studio-RCA West Unit 2/9	1096	.3386
Studio-RCA West Unit 3/9	1097	.3673
Studio-RCA West Unit 4/9	1098	.3692
Studio-RCA West Unit 5/9	1099	.3699
Studio-RCA West Unit 6/9	1100	.3689
Studio-RCA West Unit 7/9	1101	.3630
Studio-RCA West Unit 8/9	1102	.3566
Studio-RCA West Unit 9/9	1103	.3616
Studio-RCA West Unit 10/9	1104	.3652
Studio-RCA West Unit 11/9	1105	.3663
Studio-RCA West Unit 12/9	1106	.4866
Studio-RCA West Unit 14/9	1107	.5124
Studio-RCA West Unit 15/9	1108	.4968
Studio-RCA West Unit 16/9	1109	.4986

4

EXHIBIT B

Memorandum of the Master Lease

[See Attached.]

18.	Terms, Covenants, Conditions and Agreement in a memorandum of Overlease Agree made by and between New York City Industrial Development Agency and Rockefel Center Properties dated 12/1/88 and recorded 12/21/88 in Reel 1510 Page 1448 Overlease Agreement dated as of 12/1/88 for a term of 35 years.

a) Memorandum of Modification of Overlease made by and between New York Cit Industrial Development Agency and Rockefeller Center Properties dated as of recorded 10/4/94 in Reel 2143 Page 677. Provides for lease to include additi premises (Block 1265 Lots 1023 through 1027 both inclusive) on and after the Additional Premises Commencement Date (as defined in the First Amendment) an releases premises (Block 1265 Lot 1054) from the lease on and after the Rele Dated (as defined in the said Amendment)

(Affects Block 1265 Lots 1001, 1006, 1008-1022, 1050-1057, 1071-1079, 1082-1 1094-1099 and 1100-1109 in the buildings known as the RCA Building, the Stud Building .and the RCA-West Building)

b) Memo of Modification of Overlease made between New York City Industrial Development Agency and Rockefeller Center Properties dated 9/30/95 and recor 10/12/95 in Reel 2251 Page 458.

(Affects Block 1265 Lots 1001, 1006 thru 1027, 1029, 1030, 1050 thru 1053, 1 thru 1057, 1071, 1072, 1075, 1018, 1079, 1082, thru 1091, 1094 thru 1109)

c) Memorandum of Modification of Overlease Agreement between The New York C Industrial Development Agency and Rockefeller Center Properties dated as of recorded 4/2/96 in Reel 2309 Page 505.

(Affects Block 1265 Lots 1001-1106-1022, 1025-1027, 1030, 1050-1053, 1055-10 1071, 1072, 1075, 1078, 1079, 1082-1091 and 1094-1109).

d) Assignment and Assumption of Overlease and Related Documents made by Rockefeller Center Properties to NBC Trust No. 1996A dated as of 7/17/96, re 7/22/96 in Reel 2347 Page 691.

e) Memorandum of Modification of Overlease made by and among New York City Industrial Development Agency, Rockefeller center Properties, NBC Trust No. and National Broadcasting Company, Inc. dated as of 7/17/96, recorded 7/24/9 Reel 2348 Page 1132 Amends and modifies Overlease Agreement in Reel 1510 1448. Releases Lots 1026 and 1027 from Overlease.

f. Memorandum of Modification of Overlease Agreement made by and among New Y City Industrial Development Agency and BC Trust N 1996A dated as of 12/16/9 recorded 2/9/00 in Reel 3045 page 1752.

(Releases Lot 1052 from Overlease)

g. Memorandum of Modification of Overlease Agreement made between New York C Industrial Development Agency and NBC Trust No. 1996A dated 10/22/01 recorde 2/7/02 in Reel 3446 Page 266. Releases Lots 1016 and 1017.

h. Memorandum of Modification of Overlease Agreement made between New York C Industrial Development Agency and NBC Trust No. 1996A dated 6/29/07 recorded in CRFN 2007000348768. Releases Lots 1029 and 1030.

EXHIBIT C

Subtenant’s Premises

[See Attached.]

[***]

[2 pages omitted]